As filed with the Securities and Exchange Commission on November 2, 2004
                           1933 Act File No. 333-7008
                           1940 Act File No. 811-8227
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [X]

                                       and

                       POST-EFFECTIVE AMENDMENT NO. 33                       [X]

                          REGISTRATION STATEMENT UNDER
                     THE INVESTMENT COMPANY ACT OF 1940                      [X]

                              AMENDMENT NO. 37                               [X]

                          SCUDDER INVESTORS FUNDS, INC.
                  (Formerly Deutsche Investors Funds, Inc. and
                     formerly, Flag Investors Funds, Inc.)

               (Exact Name of Registrant as Specified in Charter)

                                One South Street
                               Baltimore, MD 21202
                               -------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (800) 638-2596

                                Daniel O. Hirsch
                                ----------------
                                One South Street
                               Baltimore, MD 21202
                     (Name and address of agent for service)

                        Copy to: Burton M. Leibert, Esq.
                          Willkie Farr & Gallagher LLP
                               787 Seventh Avenue
                             New York, NY 10019-6099


It is proposed that this filing will become effective:

____     immediately upon filing pursuant to paragraph (b)
____     on                          pursuant to paragraph (b)
            ------------------------
_____    60 days after filing pursuant to paragraph (a)(i)
__X__    on January 1, 2005 pursuant to paragraph (a)(i)
_____    75 days after filing pursuant to paragraph (a)(ii)
_____    on ________________ pursuant to paragraph (a)(ii) of Rule 485

Supplement to the currently effective prospectus
------------------------------------------------

The following information replaces the disclosure in the current prospectus relating to short-term and excessive trading in fund shares

Market Timing Policies and Procedures
-------------------------------------

Short-term and excessive trading of fund shares may present risks to the funds' long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of the funds' portfolios (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced for funds investing in securities that pose special valuation challenges (e.g., foreign securities, high yield securities and small cap securities), as certain investors may seek to make short-term trades as part of strategies aimed at exploiting the use of "stale" or otherwise inaccurate prices for fund portfolio holdings (e.g., "time zone arbitrage").

Each fund discourages short-term and excessive trading. Each fund will take steps to detect and deter short-term and excessive trading pursuant to the fund's policies as described in this prospectus and approved by the Board. The fund generally defines short-term trading as purchase and redemption activity, including exchanges, that occurs within the time period for imposition of redemption fees. The fund may also take trading activity that occurs over longer periods into account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

Each fund's policies include:

* Effective February 1, 2005, each fund imposes a 2% redemption fee on fund shares held for less than a specified holding period (subject to certain exceptions discussed below under "Redemption Fees");

* Each fund reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the Advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the funds; and

* Each fund has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit the use of "stale" or otherwise inaccurate prices. (See "How the fund calculates share price.")

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the funds by an investor is detected, the Advisor may determine to prohibit that investor from future purchases in the funds or to limit or terminate the investor's exchange privilege. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The Advisor seeks to make such determinations in a manner consistent with the interests of the funds' long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of a fund's shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. It is important to note that shareholders that invest through omnibus accounts also may be subject to the policies and procedures of their financial intermediaries with respect to short-term and excessive trading in the funds.

The funds' policies and procedures may be modified or terminated at any time.

Redemption Fees
---------------

Effective February 1, 2005, each fund will impose a redemption fee of 2% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the 2% redemption fee) on all fund shares redeemed or exchanged within ___ days of buying them (either by purchase or exchange). The redemption fee is paid directly to a fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.

The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the funds on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the funds. For this reason, the funds have undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the funds. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the funds'.

The redemption fee will not be charged in connection with certain transactions such as exchange or redemption transactions on behalf of (i) participants in certain research wrap programs, (ii) participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders and (iii) any mutual fund advised by the Advisor and its affiliates (e.g., "funds of funds") or, in the case of a master/feeder relationship, redemptions by the feeder fund from the master portfolio. The funds expect that the waiver for certain group retirement plans will be eliminated over time as the plans' operating systems are improved. Until such time that these operating systems are improved, the Advisor will attempt to monitor the trading activity in these accounts and will take appropriate corrective action if it appears that a pattern of short-term or excessive trading or other harmful or disruptive trading by underlying shareholders exists. The funds reserve the right to modify or terminate these waivers or the redemption fee at any time.

The following information supplements the disclosure regarding the valuation of securities in the section entitled "How the funds calculate share price"

It is expected that the greater the percentage of fund assets that is invested in non-U.S. securities, the more extensive will be the fund's use of fair value pricing. This is intended to reduce the fund's exposure to "time zone arbitrage" and other harmful trading practices. (See " Market Timing Policies and Procedures".)

Supplement to the prospectus
----------------------------

The following information supplements the section of the prospectus entitled "Other Policies and Risks/Secondary Risks":

The Fund's complete portfolio holdings as of the end of each calendar month are posted on [website name] ordinarily on the 15th day of the following calendar month, or the first business day thereafter. [For certain funds, only limited portfolio information may be disclosed (e.g., top ten holdings) instead of a complete holdings listing]. This posted information generally remains accessible at least until the Fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the [website name] information is current (expected to be not more than three months). The Fund's Statement of Additional Information includes a description of the policies and procedures with respect to the disclosure of the Fund's portfolio holdings.

                                                                     SCUDDER
                                                                     INVESTMENTS


                            Class S

Prospectus


--------------------------------------------------------------------------------
                            January 1, 2005
--------------------------------------------------------------------------------


                            Scudder Japanese Equity Fund


As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Contents
--------------------------------------------------------------------------------

   How the Fund Works                        How to Invest in the Fund

     4  The Fund's Main Investment            17  How to Buy, Sell and
        Strategy                                  Exchange Class S Shares

     5  The Main Risks of Investing           19  Policies You Should Know
        in the Fund                               About

     7  The Fund's Performance                26  Understanding Distributions
        History                                   and Taxes

     9  How Much Investors Pay

    10  Other Policies and Secondary
        Risks

    12  Who Manages and Oversees
        the Fund

    15  Financial Highlights

How the Fund Works

On the next few pages, you'll find information about this fund's investment goal, the main strategies it uses to pursue that goal and the main risks that could affect performance.


Whether you are considering investing in the fund or are already a shareholder, you'll want to look this information over carefully. You may want to keep it on hand for reference as well.


Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.


You can find Scudder prospectuses on the Internet for Class S shares at myScudder.com.

--------------------------------------------------------------------------------
                                                                         Class S

                                  ticker symbol                          FJESX
                                   fund number                           369

  Scudder Japanese Equity Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy


The fund seeks high capital appreciation. Under normal circumstances, the fund seeks to achieve its objective by investing at least 80% of its assets, at the time a security is purchased, in Japanese securities (securities issued by companies organized under the laws of Japan or their affiliates, or by a company that derives more than half of its revenues from Japan). The fund invests primarily in common stocks of companies of any size, including up to 30% of net assets in smaller companies that are traded over-the-counter. In choosing stocks, the portfolio managers rely most heavily on the following analytical disciplines:


Bottom-up research. The portfolio managers look for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

Growth orientation. The portfolio managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects. The portfolio managers may favor securities from different industries and companies at different times, while still maintaining variety in terms of the industries and companies represented. The portfolio managers will normally sell a stock when they believe the issuer's fundamental factors have changed, other investments offer better opportunities or when in the course of adjusting its emphasis on a given industry.

--------------------------------------------------------------------------------


OTHER INVESTMENTS The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the fund may use futures and options, including sales of covered, put and call options. The fund may use derivatives in circumstances where the portfolio managers believe they offer an economical means of gaining exposure to a particular asset class or to help meet shareholder redemptions or other needs while maintaining exposure to the market (see "Other Policies and Secondary risks" for more information).

The Main Risks of Investing in the Fund


There are several risk factors that could reduce the return you receive from the fund, cause you to lose money or cause the fund's performance to trail that of other investments.


Stock Market Risk. As with most stock funds, the most important factor with this fund is how stock markets perform--in this case, the Japanese market. When Japanese stock prices fall, you should expect the value of your investment to fall as well. For example, Japanese economic growth has weakened after the sharp collapse of the stock market in the 1990's and the current economic condition remains uncertain. Japanese companies could be hurt by such factors as a failure to achieve economic recovery. To the extent that the fund invests in smaller-sized companies, it will be more susceptible to these risks as smaller-sized companies have limited business lines and financial resources, making them especially vulnerable to business risks and economic downturns.

Foreign Investing Risk. Foreign stocks tend to be more volatile than their US counterparts, for reasons ranging from political, regulatory and economic uncertainties, to a higher risk that essential information may be incomplete or wrong. Foreign accounting and reporting standards differ from those in the US and could convey less complete information when compared to information typically provided by US companies. On the whole, foreign exchanges are smaller and less liquid than the US market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In addition, changing currency rates could add to the fund's investment losses or reduce its investment gains.

Regional Focus Risk. Focusing on a single country or region involves increased currency, political, regulatory and other risks. Because the fund focuses its investments in a particular country and region, market swings in that country and region will be likely to have a greater effect on fund performance than they would in a more geographically diversified fund.



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for individuals who are seeking high capital appreciation and are willing to accept the risks of investing in the stocks of companies in a particular foreign country or region.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates their price, you may not receive the full market value for your fund shares when you sell.

Other factors that could affect performance include:

o the portfolio managers could be incorrect in their analysis of companies, sectors, economic trends, the relative attractiveness of different sizes of stocks or other matters


o derivatives could produce disproportionate losses (see "Other Policies and Secondary risks" for more information)

The Fund's Performance History

While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

Class S was first offered on July 15, 2002, and, therefore does not have a full calendar year of performance. The bar chart and table below show actual historical performance of the fund's Class A shares. It is expected that the performance of the Class S shares will be substantially similar to the performance of the Class A shares, except to the extent that the classes have different fees and expenses, because the shares are invested in the same portfolio of securities. Class A shares are offered under a separate prospectus, which is available upon request.

The bar chart shows how performance for Class A has varied from year to year. The bar chart and table do not reflect sales loads because the Class S shares do not impose a sales load; if they did, total returns would be lower. The table shows how performance for the fund's Class A shares compares with a broad-based market index (which, unlike the fund, does not have any fees, taxes or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Class S. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder Japanese Equity Fund
--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                       Class A
--------------------------------------------------------------------------------
THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1998          4.70
1999        169.29
2000        -34.50
2001        -24.60
2002         -8.62
2003



2004 Total Return as of September 30: ___%

For the periods included in the bar chart:
Best Quarter: ___%, Q_ ____               Worst Quarter: ___%, Q_ ____

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2003
--------------------------------------------------------------------------------

                                       1 Year        5 Years        10 Years


--------------------------------------------------------------------------------
Class S
--------------------------------------------------------------------------------
  Return before Taxes
--------------------------------------------------------------------------------
  Return after Taxes on
  Distributions
--------------------------------------------------------------------------------
  Return after Taxes on
  Distributions and Sale of Fund
  Shares
--------------------------------------------------------------------------------
Index (reflects no deductions for
fees, expenses or taxes)**
--------------------------------------------------------------------------------


Index: The Tokyo Stock Exchange Stock Price Index ("TOPIX") is an unmanaged capitalization-weighted measure (adjusted in US dollars) of all shares listed on the first section of the Tokyo Stock Exchange.

*    Inception date for Class A was October 20, 1997.

**   Index comparison begins on October 31, 1997.

Total returns from inception through 2003 would have been lower if operating expenses hadn't been reduced.

--------------------------------------------------------------------------------

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or 1-800-SCUDDER or visit our Web site at www.myScudder.com.



--------------------------------------------------------------------------------

The Return after Taxes on Distributions assumes that an investor holds shares at the end of the period. The number only represents the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay

The fund's Class S shares have no sales charges or other shareholder fees other than a short-term redemption/exchange fee. The fund does have annual operating expenses, and as a shareholder of Class S shares, you pay them indirectly.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------
Shareholder Fees, paid directly from your investment                  None
--------------------------------------------------------------------------------
Redemption/Exchange Fee, on shares owned less than                    2.00%
six months (% of amount redeemed)
--------------------------------------------------------------------------------

Annual Operating Expenses, expenses paid from fund assets*
--------------------------------------------------------------------------------

Management Fees                                                       %
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fees                                     None
--------------------------------------------------------------------------------
Other Expenses
--------------------------------------------------------------------------------
Total Annual Operating Expenses
--------------------------------------------------------------------------------
Less Fee Waiver/Expense Reimbursements*
--------------------------------------------------------------------------------
Net Annual Fund Operating Expenses *
--------------------------------------------------------------------------------




* The advisor has contractually agreed to waive a portion of its fees and reimburse expenses of the fund and the Portfolio through December 31, 2004 to the extent necessary to maintain the fund's total operating expense ratio (excluding extraordinary expenses) at the levels indicated as "Total Net Annual Operating Expenses."


Based on the costs above (including one year of capped expenses), this example helps you compare this fund's expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                     1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------------------------------

Class S shares              $            $              $               $
--------------------------------------------------------------------------------

Other Policies and Secondary Risks


While the sections on the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about:


Other policies

o The Board cannot change the fund's goal without shareholder approval. In addition, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the fund's policy of investing at least 80% of its assets in Japanese securities.

o The fund may trade securities actively. This could raise transaction costs (thus lowering return) and could mean higher taxable distributions.

o As a temporary defensive measure, the fund could shift up to 100% of assets into investments such as money market securities. This could prevent losses, but would mean that the fund would not be pursuing its goal. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

o The fund's equity investments are mainly common stocks, but may also include preferred stocks and other securities with equity characteristics, such as convertible securities and warrants.

o The fund may use hedging transactions to attempt to reduce specific risks. For example, to protect the fund against circumstances that would normally cause the fund's portfolio securities to decline in value, the fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. The fund's ability to hedge may be limited by the costs of the derivatives contracts. The fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of the fund, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms.

Secondary risks

Derivatives Risk. Although not one of its principal investment strategies, the fund may invest in certain types of derivatives. Risks associated with derivatives include: the derivative is not well correlated with the security, index or currency for which it is acting as a substitute; derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the fund cannot sell the derivative because of an illiquid secondary market; and the risk that the derivatives transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and potential losses that it could have avoided if it had not entered into these transactions. There is no guarantee that these derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the fund.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the fund.

If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Fund


Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc. ("DeAM, Inc."), Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

The investment advisor

DeAM, Inc. is the investment advisor for the fund. Under the supervision of the fund's Board of Directors, DeAM, Inc., with headquarters at 345 Park Avenue, New York, NY 10154, makes the fund's investment decisions, buys and sells securities for the fund and conducts the research that leads to these purchase and sale decisions. DeAM, Inc. provides a full range of global investment advisory services to institutional and retail clients. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

The subadvisor

The advisor has delegated daily management of the fund's assets to the subadvisor, Deutsche Asset Management (Japan) Limited, Sanno Park Tower, 2-11-1 Nagatacho, Chiyoda-ku, Tokyo, Japan 100-6173 ("DeAMJ").

DeAM, Inc. and DeAMJ are indirect, wholly owned subsidiaries of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee of ___% based on the average daily net assets of the fund. The advisor pays the subadvisor a portion of this fee. As a result of a fee waiver, the fund paid no management fees to the advisor during the most recent fiscal year.

Regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

The portfolio managers


The following people are responsible for the management of the fund. Mr. Iwai is the fund's Portfolio Manager and is responsible for the day-to-day management of the fund. Mr. Lenihan and Mr. Griffen act as consultants, and are principally responsible for developing and recommending a model portfolio that is implemented by Mr. Iwai.

Katsuhiro Iwai                            Timothy S. Griffen
CFA, Assistant Vice President of          Chief Investment Officer of Deutsche
Deutsche Asset Management and Portfolio   Trust Bank and Consultant to the
Manager of the fund.                      Portfolio Manager of the fund.
o  Joined Deutsche Asset Management       o   Joined Deutsche Asset Management
   in 2004.                                   in 1997, and Deutsche Trust Bank
o  Previously served as an investment         in 2002.
   analyst advising corporate pension     o   Over 17 years of investment
   funds on their strategic asset             industry experience.
   allocation and management structure    o   Previously served as a portfolio
   for UFJ Trust Bank (formerly Toyo          manager responsible for investing
   Trust & Banking) for the four years        in Japanese and Pacific Basin
   prior to joining Deutsche Asset            equities for Draycott Partners
   Management.                                and CIGNA International, Tokyo,
o  MBA, Cornell University, Chartered         for the 11 years prior to joining
   Member of the Security Analysts            Deutsche Asset Management.
   Association of Japan.                  o   MBA, University of South Carolina.

Sean Lenihan
Director of Deutsche Trust Bank and
Lead Consultant to the Portfolio
Manager of the fund.
o   Joined Deutsche Asset Management in
    2001, and Deutsche Trust Bank
    in 2002. o Over 16 years of investment
    experience in Japanese equities.
o   Previously served as a Japanese
    large cap equity analyst, a
    Japanese small/medium cap fund
    manager and deputy general manager
    for Schroder Investment Management
    (Japan) Ltd., as a marketing
    executive for Yasuda Trust &
    Banking Company, Japan, and as a
    member of the Japanese equity sales
    team for Nomura Securities, London
    for the 14 years prior to joining
    Deutsche Asset Management.
o   MA, Cambridge University.

Financial Highlights


This table is designed to help you understand the fund's financial performance in recent years. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's annual report (see "Shareholder reports" on the back cover).


Scudder Japanese Equity Fund -- Class S


To be updated.

How to Invest in the Fund

The following pages tell you how to invest in the fund and what to expect as a shareholder. If you're investing directly with Scudder, all of this information applies to you.

If you're investing through a "third party provider" -- for example, a workplace retirement plan, financial supermarket or financial advisor -- your provider may have its own policies or instructions, and you should follow those.

These instructions are for buying and selling Class S shares.

How to Buy, Sell and Exchange Class S Shares

Buying Shares: Use these instructions to invest directly. Make out your check to "The Scudder Funds."

================================================================================
First investment                          Additional investments
================================================================================
$2,500 or more for regular accounts       $50 or more for regular accounts and
                                          IRA accounts
$1,000 or more for IRAs
                                          $50 or more with an Automatic
                                          Investment Plan
================================================================================
By mail or express mail (see below)

o Fill out and sign an application        Send a Scudder investment slip or
                                          short note that includes:
o Send it to us at the appropriate
  address, along with an investment       o  fund and class name
  check
                                          o  account number

                                          o  check payable to "The Scudder
                                             Funds"
================================================================================
By wire

o  Call 1-800-SCUDDER for instructions    o  Call 1-800-SCUDDER for instructions
================================================================================
By phone

Not available                             o  Call 1-800-SCUDDER for instructions
================================================================================
With an automatic investment plan

o  Fill in the information on your        o  To set up regular investments from
   application and include a voided          a bank checking account, call
   check                                     1-800-SCUDDER
================================================================================
Using QuickBuy

Not available                             o  Call 1-800-SCUDDER to speak to a
                                             representative

                                          o  or, to use QuickBuy on SAIL(TM),
                                             call 1-800-343-2890 and follow the
                                             instructions on how to purchase
                                             shares
================================================================================
On the Internet

o  Go to "funds and prices" at            o  Call 1-800-SCUDDER to ensure you
   myScudder.com                             have electronic services

o  Print out a prospectus and a new       o  Register at myScudder.com
   account application
                                          o  Follow the instructions for buying
o  Complete and return the application       shares with money from your bank
   with your check                           account
================================================================================

Regular mail:
First Investment: Scudder Investments, PO Box 219669, Kansas City, MO 64121-9669

Additional Investments: Scudder Investments, PO Box 219664,
Kansas City, MO 64121-9664

Express, registered or certified mail:
Scudder Investments, 811 Main Street, Kansas City, MO 64105-2005

Fax number: 1-800-821-6234 (for exchanging and selling only)

Exchanging or Selling Shares: Use these instructions to exchange or sell shares in an account opened directly with Scudder.

================================================================================
Exchanging into another fund              Selling shares
================================================================================
$2,500 or more to open a new account      Some transactions, including most for
($1,000 or more for IRAs)                 over $100,000, can only be ordered in
                                          writing; if you're in doubt, see page
$50 or more for exchanges between         22
existing accounts
================================================================================
By phone or wire

o  Call 1-800-SCUDDER for instructions    o  Call 1-800-SCUDDER for instructions
================================================================================
Using SAIL(TM)

o  Call 1-800-343-2890 and follow the     o  Call 1-800-343-2890 and follow the
   instructions                              instructions
================================================================================
By mail, express mail or fax
(see previous page)

Your instructions should include:         Your instructions should include:

o  the fund, class, and account number    o  the fund, class and account number
   you're exchanging out of                  from which you want to sell shares

o  the dollar amount or number of shares  o  the dollar amount or number of
   you want to exchange                      shares you want to sell

o  the name and class of the fund you     o  your name(s), signature(s) and
   want to exchange into                     address, as they appear on your
                                             account
o  your name(s), signature(s), and
   address, as they appear on your        o  a daytime telephone number
   account

o  a daytime telephone number
================================================================================
With an automatic withdrawal plan

Not available                             o  To set up regular cash payments
                                             from a Scudder account, call
                                             1-800-SCUDDER
================================================================================
Using QuickSell

Not available                             o  Call 1-800-SCUDDER
================================================================================
On the Internet

o  Register at myScudder.com              o  Register at myScudder.com

o  Follow the instructions for making     o  Follow the instructions for making
   on-line exchanges                         on-line redemptions
================================================================================

Policies You Should Know About


Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through financial advisors.

If you are investing through a financial advisor, check the materials you received from them about how to buy and sell shares. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that a financial advisor may charge its own fees separate from those charged by the fund.


In either case, keep in mind that the information in this prospectus applies only to the fund's Class S shares. The fund does have other share classes, which are described in a separate prospectus and which have different fees, requirements and services.


In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call 1-800-SCUDDER.


Policies about transactions


The fund is open for business each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.


To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Questions? You can speak to a Scudder representative between 8 a.m. and 7 p.m. Eastern time on any fund business day by calling
1-800-SCUDDER.

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by the fund then we may reject your application and order.

The fund will not invest your purchase until all required and requested identification has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.

The fund generally will not accept new account applications to establish an account with a non US address (AFO/FPO and US territories are acceptable) or for a non-resident alien.


Because orders placed through financial advisors must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. A representative of your financial advisor should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.


Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.


The Scudder Web site can be a valuable resource for shareholders with Internet access. To get up-to-date information, review balances or even place orders for exchanges, go to myScudder.com.

Automated phone information is available 24 hours a day. You can use your automated phone services to get information on Scudder funds generally and on accounts held directly at Scudder. If you signed up for telephone services, you can also use this service to make exchanges and sell shares.


For Class S Shares

Call SAIL(TM), the Scudder Automated Information Line, at 1-800-343-2890.


QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank as Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy and QuickSell on a new account, see the account application; to add it to an existing account, call 1-800-SCUDDER.


The fund accepts payment for shares only in US dollars by check, by bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that the fund cannot accept cash, money orders, starter checks, traveler's checks, third party checks, checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies.

When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

Exchanges are a shareholder privilege, not a right: we may reject any exchange order, or require a shareholder to own shares of the fund for 15 days before we process the order for the other fund particularly when there appears to be a pattern of a "market timing" or other frequent purchases and sales. We may also reject or limit purchase orders for these or other reasons. However, there is no assurance that these policies will be effective in limiting the practice of market timing in all cases.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.


A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public, and we must be provided with the original guarantee.


Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.


You may obtain additional information about other ways to sell your shares by contacting your financial advisor.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

How the fund calculates share price

The share price at which you buy shares is the net asset value per share, or NAV. To calculate NAV, the fund uses the following equation:

                   TOTAL ASSETS - TOTAL LIABILITIES
                  ----------------------------------        =  NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING



The price at which you sell shares of the fund is also the NAV, minus a 2.00% redemption/exchange fee on shares owned less than six months. You won't be charged this fee if you purchase your Class S shares by exchange from Class S shares of The Japan Fund, Inc., if you are investing in certain employer-sponsored retirement plans that are set up directly with Scudder Investments or on shares purchased for accounts opened pursuant to "black box wrap fee programs" that have been preapproved by the fund's Distributor. Black box wrap fee programs are discretionary accounts/programs where the investment decisions are made at the firm level. If your employer-sponsored retirement plan is through a third-party investment provider, or if you are investing through an IRA or other individual retirement account, the fee may apply. With regard to these accounts, the fund reserves the right, in its sole discretion, to impose (or not to impose) the short-term redemption fee in the future. The fund will make this determination after considering, among other things, the fund's costs of processing redemptions from these accounts or plans. You should consult with your retirement plan administrator or omnibus account representative to determine whether the redemption fee is applicable to your shares. Certain other types of accounts, as discussed in the Statement of Additional Information, may also be eligible for this waiver.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the fund's Board that are intended to reflect fair value when market quotations or pricing service information is not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale.


To the extent that the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the fund doesn't price its shares.

Other rights we reserve

You should be aware that we may do any of the following:

o    withdraw or suspend the offering of shares at any time

o withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide any required or requested identifying information, or for other reasons

o refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best interest or when the fund is requested or compelled to do so by governmental authority or by applicable law

o close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charges or redemption fees); you may be subject to gain or loss on the redemption of your fund shares and you may incur tax liability


o close your account and send you the proceeds if your balance falls below $2,500 ($250 for retirement accounts). In either case, we will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in Scudder fund shares or in any case where a fall in share price created the low balance)


o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; a fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a fund's net assets, whichever is less

o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege at any time)

o suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the fund from disposing of its portfolio securities or pricing its shares

Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. The fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (The fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) The fund may not always pay a distribution for a given period.


The fund intends to pay dividends and distributions to its shareholders annually in December and if necessary may do so at other times as well.

For federal income tax purposes, income and capital gains distributions are generally taxable. However, distributions by the fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Similarly, there will be no tax consequences when a qualified retirement plan buys or sells fund shares.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested without sales charges. Distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment (at NAV) is the only option.


Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sale of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

The tax status of the fund's earnings you receive and your own fund transactions generally depends on their type:


====================================================================
Generally taxed at capital         Generally taxed at ordinary
gains rates:                       income rates:
====================================================================
Distributions from the fund

o  gains from the sale of           o  gains from the sale of
   securities held by the fund for     securities held by the fund
   more than one year                  for one year or less

o  qualified dividend income        o  all other income
====================================================================
Transactions involving fund shares

o  gains from selling fund shares   o  gains from selling fund
   held for more than one year         shares held for one year or
                                       less

====================================================================



Any investments in foreign securities may be subject to foreign withholding taxes. In that case, the fund's yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, any investments in foreign securities or foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions.


For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the fund as derived from qualified dividend income are eligible for taxation in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. It does not include interest from fixed-income securities. In addition, the fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the fund's shares for the lower rates to apply.


For taxable years beginning on or before December 31, 2008, the maximum long-term capital gain rate applicable to individuals has been reduced to 15%. For more information, see the Statement of Additional Information, under "Tax Information."

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before the fund pays a dividend, you'll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares a dividend. In tax-advantaged retirement accounts you don't need to worry about this.

Corporations may be able to take a dividends-received deduction for a portion of the income dividends they receive.

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

For More Information

Shareholder reports -- These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, call 1-800-SCUDDER, or contact Scudder Investments at the address listed below. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Scudder Investments                       SEC
--------------------------------------------------------------------------------
PO Box 219669                             Public Reference Section
Kansas City, MO 64121-9669                Washington, D.C. 20549-0102
my.scudder.com                            www.sec.gov
1-800-SCUDDER                             1-202- 942-8090
Distributor

Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808


Scudder
Investments                               SEC File Number:

A Member of                               Scudder Japanese Equity Fund --
Deutsche Asset Management [LOGO]          Class S Shares               811-08227

                                                                     SCUDDER
                                                                     INVESTMENTS

                             Classes A, B and C

                             Prospectus


                             January 1, 2005

                          Scudder Japanese Equity Fund



As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Contents
--------------------------------------------------------------------------------

   How the Fund Works                   How to Invest in the Fund

     4  The Fund's Main Investment       19  Choosing a Share Class
        Strategy
                                         25  How to Buy Shares
     5  The Main Risks of Investing
        in the Fund                      26  How to Exchange or Sell Shares

     7  The Fund's Performance           27  Policies You Should Know
        History                              About

     9  How Much Investors Pay           37  Understanding Distributions
                                             and Taxes
    10  Other Policies and Secondary
        Risks

    12  Who Manages and Oversees
        the Fund

    15  Financial Highlights

How the Fund Works

On the next few pages, you'll find information about this fund's investment goal, the main strategies it uses to pursue that goal and the main risks that could affect performance.


Whether you are considering investing in the fund or are already a shareholder, you'll want to look this information over carefully. You may want to keep it on hand for reference as well.


Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

--------------------------------------------------------------------------------
                                                Class A     Class B     Class C

                                 ticker symbol  FJEAX       FJEBX       FJECX
                                   fund number  460         660         760

Scudder Japanese Equity Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy


The fund seeks high capital appreciation.

Under normal circumstances, the fund seeks to achieve its objective by investing at least 80% of its assets, at the time a security is purchased, in Japanese securities (securities issued by companies organized under the laws of Japan or their affiliates, or by a company that derives more than half of its revenues from Japan). The fund invests primarily in common stocks of companies of any size, including up to 30% of net assets in smaller companies that are traded over-the-counter.


In choosing stocks, the portfolio managers rely most heavily on the following analytical disciplines:

Bottom-up research. The portfolio managers look for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

Growth orientation. The portfolio managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

The portfolio managers may favor securities from different industries and companies at different times, while still maintaining variety in terms of the industries and companies represented.

--------------------------------------------------------------------------------


OTHER INVESTMENTS The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the fund may use futures and options, including sales of covered put and call options. The fund may use derivatives in circumstances where the portfolio managers believe they offer an economical means of gaining exposure to a particular asset class or to help meet shareholder redemptions or other needs while maintaining exposure to the market (see "Other Policies and Secondary risks" for more information).

The portfolio managers will normally sell a stock when they believe the issuer's fundamental factors have changed, other investments offer better opportunities or when in the course of adjusting its emphasis on a given industry.

The Main Risks of Investing in the Fund


There are several risk factors that could reduce the return you receive from the fund, cause you to lose money or cause the fund's performance to trail that of other investments.


Stock Market Risk. As with most stock funds, the most important factor with this fund is how stock markets perform -- in this case, the Japanese market. When Japanese stock prices fall, you should expect the value of your investment to fall as well. For example, Japanese economic growth has weakened after the sharp collapse of the stock market in the 1990's and the current economic condition remains uncertain. Japanese companies could be hurt by such factors as a failure to achieve economic recovery. To the extent that the fund invests in smaller-sized companies, it will be more susceptible to these risks as smaller-sized companies have limited business lines and financial resources, making them especially vulnerable to business risks and economic downturns.

Foreign Investing Risk. Foreign stocks tend to be more volatile than their US counterparts, for reasons ranging from political, regulatory and economic uncertainties, to a higher risk that essential information may be incomplete or wrong. Foreign accounting and reporting standards differ from those in the US and could convey less complete information when compared to information typically provided by US companies. On the whole, foreign exchanges are smaller and less liquid than the US market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In addition, changing currency rates could add to the fund's investment losses or reduce its investment gains.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for individuals who are seeking high capital appreciation and are willing to accept the risks of investing in the stocks of companies in a particular foreign country or region.

Regional Focus Risk. Focusing on a single country or region involves increased currency, political, regulatory and other risks. Because the fund focuses its investments in a particular country and region, market swings in that country and region will be likely to have a greater effect on fund performance than they would in a more geographically diversified fund.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates their price, you may not receive the full market value for your fund shares when you sell.

Other factors that could affect performance include:

o the portfolio managers could be incorrect in their analysis of companies, sectors, economic trends, the relative attractiveness of different sizes of stocks or other matters


o derivatives could produce disproportionate losses (see "Other Policies and Secondary risks" for more information)

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance for the fund's Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, returns would be lower. The table shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees, taxes or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Class B and C. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder Japanese Equity Fund
--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                       Class A
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1998          4.70
1999        169.29
2000        -34.50
2001        -24.60
2002         -8.62
2003



2004 Total Return as of September 30: %

For the periods included in the bar chart:
Best Quarter: %, Q                        Worst Quarter: %, Q

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2003
--------------------------------------------------------------------------------

                                       1 Year        5 Years     Since Inception
--------------------------------------------------------------------------------
Class A*
--------------------------------------------------------------------------------

  Return before Taxes
--------------------------------------------------------------------------------
  Return after Taxes on
  Distributions
--------------------------------------------------------------------------------
  Return after Taxes on
  Distributions and Sale of Fund
  Shares
--------------------------------------------------------------------------------
Index (reflects no deductions for
fees, expenses or taxes)
--------------------------------------------------------------------------------
Class B**
--------------------------------------------------------------------------------
Index (reflects no deductions for
fees, expenses or taxes)
--------------------------------------------------------------------------------
Class C***
--------------------------------------------------------------------------------
Index (reflects no deductions for
fees, expenses or taxes)
--------------------------------------------------------------------------------


Index: The Tokyo Stock Exchange Stock Price Index ("TOPIX") is an unmanaged capitalization weighted measure (adjusted in US dollars) of all shares listed on the first section of the Tokyo Stock Exchange.

* Inception Date for Class A was October 20, 1997. Index comparisons begin on October 31, 1997.

** Inception Date for Class B was August 10, 1998. Index comparisons begin on August 31, 1998.

*** Inception Date for Class C was May 31, 2000. Index comparisons begin on May 31, 2000.

Total returns from inception through 2003 would have been lower if operating expenses hadn't been reduced.

--------------------------------------------------------------------------------


Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 621-1048 or visit our Web site at www.scudder.com.

--------------------------------------------------------------------------------

The Return after Taxes on Distributions assumes that an investor hold shares at the end of the period. The number only represents the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

--------------------------------------------------------------------------------
Fee Table                                      Class A     Class B      Class C
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------

Maximum Sales Charge (Load) Imposed on
Purchases (% of offering price)                  5.75%       None        None

--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales Charge
(Load) (% of redemption proceeds)               None^1       4.00%       1.00%
--------------------------------------------------------------------------------
Redemption/Exchange Fee, on shares owned
less than 60 days (% of amount redeemed)
                                                 2.00        None        None
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------

Management Fee                                      %           %            %
--------------------------------------------------------------------------------
Distribution (12b-1) Fee
--------------------------------------------------------------------------------
Other Expenses^2
--------------------------------------------------------------------------------
Total Annual Operating Expenses
--------------------------------------------------------------------------------
Less Fee Waiver/Expense Reimbursements3
--------------------------------------------------------------------------------
Total Net Annual Operating Expenses
--------------------------------------------------------------------------------




^1 The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About - Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed within 12 to 18 months following purchase.

^2   Includes a 0.25% shareholder servicing fee for Class B and Class C shares.

^3 The advisor has contractually agreed to waive a portion of its fees and reimburse expenses of the fund and the Portfolio through December 31, 2004 to the extent necessary to maintain the fund's total operating expense ratios (excluding extraordinary expenses) at the levels indicated as "Total Net Annual Operating Expenses."


Based on the costs above (including one year of capped expenses) this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same.

It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                    1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------


Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares                 $              $              $             $
--------------------------------------------------------------------------------
Class B shares
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares                 $              $              $             $
--------------------------------------------------------------------------------
Class B shares
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------

Other Policies and Secondary Risks


While the sections on the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about:


Other policies

o The Board cannot change the fund's goal without shareholder approval. In addition, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the fund's policy of investing at least 80% of its assets in Japanese securities.

o The fund may trade securities actively. This could raise transaction costs (thus lowering return) and could mean higher taxable distributions.

o As a temporary defensive measure, the fund could shift up to 100% of assets into investments such as money market securities. This could prevent losses, but would mean the fund would not be pursuing its goal. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

o The fund's equity investments are mainly common stocks, but may also include preferred stocks and other securities with equity characteristics, such as convertible securities and warrants.

o The fund may use hedging transactions to attempt to reduce specific risks. For example, to protect the fund against circumstances that would normally cause the fund's portfolio securities to decline in value, the fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. The fund's ability to hedge may be limited by the costs of the derivatives contracts. The fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of the fund, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms.

Secondary risks

Derivatives Risk. Although not one of its principal investment strategies, the fund may invest in certain types of derivatives. Risks associated with derivatives include: the derivative is not well correlated with the security, index or currency for which it is acting as a substitute; derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the fund cannot sell the derivative because of an illiquid secondary market; and the risk that the derivatives transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and potential losses that it could have avoided if it had not entered into these transactions. There is no guarantee that these derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the fund.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the fund. If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Fund


Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc. ("DeAM, Inc."), Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

The investment advisor

DeAM, Inc. is the investment advisor for the fund. Under the supervision of the fund's Board of Directors, DeAM, Inc., with headquarters at 345 Park Avenue, New York, NY 10154, makes the fund's investment decisions, buys and sells securities for the fund and conducts the research that leads to these purchase and sale decisions. DeAM, Inc. provides a full range of global investment advisory services to institutional and retail clients. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

The subadvisor

The advisor has delegated daily management of the fund's assets to the subadvisor, Deutsche Asset Management (Japan) Limited, Sanno Park Tower, 2-11-1 Nagatacho, Chiyoda-ku, Tokyo, Japan 100-6173 ("DeAMJ").

DeAM, Inc. and DeAMJ are indirect, wholly owned subsidiaries of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee of ___% based on the average daily net assets of the Portfolio. The advisor pays the subadvisor a portion of this fee. As a result of a fee waiver, the fund paid no management fees to the advisor during the most recent fiscal year.

Regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

The portfolio managers


The following people are responsible for the management of the fund. Mr. Iwai is the fund's Portfolio Manager and is responsible for the day-to-day management of the fund. Mr. Lenihan and Mr. Griffen act as consultants, and are principally responsible for developing and recommending a model portfolio that is implemented by Mr. Iwai.


Katsuhiro Iwai, CFA                 Timothy S. Griffen
Assistant Vice President of         Chief Investment Officer of
Deutsche Asset Management and       Deutsche Trust Bank and
Portfolio Manager of the fund.      Consultant to the Portfolio
o   Joined Deutsche Asset           Manager of the fund.
    Management in 2004.             o   Joined Deutsche Asset
o   Previously served as an             Management in 1997, and
    investment analyst advising         Deutsche Trust Bank in 2002.
    corporate pension funds on      o   Over 17 years of investment
    their strategic asset               industry experience.
    allocation and management       o   Previously served as a
    structure for UFJ Trust Bank        portfolio manager
    (formerly Toyo Trust &              responsible for investing
    Banking) for the four years         in Japanese and Pacific
    prior to joining Deutsche           Basin equities for Draycott
    Asset Management.                   Partners and CIGNA
o   MBA, Cornell University,            International, Tokyo, for
    Chartered Member of the             the 11 years prior to
    Security Analysts                   joining Deutsche Asset
    Association of Japan.               Management.
                                    o   MBA, University of
Sean Lenihan                            South Carolina.
Director of Deutsche Trust Bank
and Lead Consultant to the
Portfolio Manager of the fund.
o   Joined Deutsche Asset
    Management in 2001, and
    Deutsche Trust Bank in 2002.
o   Over 16 years of investment
    experience in Japanese equities.
o   Previously served as a
    Japanese large cap equity
    analyst, a Japanese
    small/medium cap fund
    manager and deputy general
    manager for Schroder
    Investment Management
    (Japan) Ltd., as a marketing
    executive for Yasuda Trust &
    Banking Company, Japan, and
    as a member of the Japanese
    equity sales team for Nomura
    Securities, London for the
    14 years prior to joining
    Deutsche Asset Management.
o   MA, Cambridge University.

Financial Highlights


These tables are designed to help you understand the fund's financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's annual report (see "Shareholder reports" on the back cover).


Scudder Japanese Equity Fund -- Class A


To be updated.

Scudder Japanese Equity Fund -- Class B


To be updated.

Scudder Japanese Equity Fund -- Class C


To be updated.

How to Invest in the Fund

The following pages tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

You can find out more about the topics covered here by speaking with your financial advisor or a representative of your workplace retirement plan or other investment provider.

Choosing a Share Class

This prospectus describes three share classes for the fund. Each class has its own fees and expenses, offering you a choice of cost structures. The fund offers another share class separately. Class A, Class B and Class C shares are intended for investors seeking the advice and assistance of a financial advisor, who will typically receive compensation for those services.

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that's right for you. You may want to ask your financial advisor to help you with this decision.

Because distribution (12b-1) fees for each class are continuous in nature, these fees may, over time, increase the cost of your investment and may cost you more than other types of sales charges.

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief comparison of the main features of each class.

================================================================================
Classes and features                      Points to help you compare
================================================================================
Class A

o Sales charges of up to 5.75% when you   o Some investors may be able to reduce
  buy shares                                or eliminate their sales charges;
                                            see next page
o In most cases, no charges when you
  sell shares                             o Total annual expenses are lower than
                                            those for Class B or Class C
o Up to 0.25% annual distribution fee
================================================================================
Class B

o No charges when you buy shares          o The deferred sales charge rate falls
                                            to zero after six years
o Deferred sales charge declining from
  4.00%, charged when you sell shares     o Shares automatically convert to
  you bought within the last six years      Class A after six years, which means
                                            lower annual expenses going forward

o 0.75% annual distribution fee and up
  to 0.25% shareholder servicing fee

================================================================================
Class C

o Sales charges of 1.00%, charged when    o The deferred sales charge rate is
  you buy shares                            lower than Class B, but your shares
                                            never convert to Class A, so annual
o Deferred sales charge of 1.00%,           expenses remain higher
  charged when you sell shares you bought
  within the last year


o 0.75% annual distribution fee and up
  to 0.25% shareholder servicing fee

================================================================================


Your financial advisor will typically be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. In addition to these payments, the fund's advisor or its affiliates may provide compensation to your financial advisor for distribution, administrative and promotional services.

Class A shares

Class A shares have a 12b-1 plan, under which a distribution fee of up to 0.25% is deducted from class assets each year. Because distribution fees are continuous in nature, these fees may, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A shares have a sales charge that varies with the amount you invest:

                      Sales charge as a %   Sales charge as a % of
Your investment        of offering price*     your net investment
---------------------------------------------------------------------
Up to $50,000                 5.75%                  6.10%
---------------------------------------------------------------------
$50,000-$99,999                4.50                   4.71
---------------------------------------------------------------------
$100,000-$249,999              3.50                   3.63
---------------------------------------------------------------------
$250,000-$499,999              2.60                   2.67
---------------------------------------------------------------------
$500,000-$999,999              2.00                   2.04
---------------------------------------------------------------------
$1 million or more    See below and next page
---------------------------------------------------------------------

*    The offering price includes the sales charge.

You may be able to lower your Class A sales charges if:


o you plan to invest at least $50,000 in Class A shares (including Class A shares in other retail Scudder funds) over the next 24 months ("Letter of Intent")

o the amount of Class A shares you already own (including Class A shares in other retail Scudder funds) plus the amount you're investing now in Class A shares is at least $50,000 ("Cumulative Discount")

o you are investing a total of $50,000 or more in Class A shares of several funds on the same day ("Combined Purchases")

The point of these three features is to let you count investments made at other times or in certain other funds for purposes of calculating your present sales charge. Any time you can use the privileges to "move" your investment into a lower sales charge category, it's generally beneficial for you to do so.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class A shares may make sense for long-term investors, especially those who are eligible for reduced or eliminated sales charges.

For purposes of determining whether you are eligible for a reduced Class A sales charge, you and your immediate family (your spouse or life partner and your children or stepchildren age 21 or younger) may aggregate your investments in the Scudder family of funds. This includes, for example, investments held in a retirement account, an employee benefit plan, or at a financial advisor other than the one handling your current purchase. These combined investments will be valued at their current offering price to determine whether your current investment qualifies for a reduced sales charge.

To receive a reduction in your Class A initial sales charge, you must let your financial advisor or Shareholder Services know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial advisor or Shareholder Services to provide account statements or other information regarding related accounts of you or your immediate family in order to verify your eligibility for a reduced sales charge.

For more information about sales charge discounts, please visit www.scudder.com (click on the link entitled "Fund Sales Charge and Breakpoint Schedule"), consult with your financial advisor or refer to the section entitled "Purchase or Redemption of Shares" in the fund's Statement of Additional Information.


You may be able to buy Class A shares without sales charges when you are:


o    reinvesting dividends or distributions

o participating in an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services

o exchanging an investment in Class A shares of another fund in the Scudder family of funds for an investment in the fund

o a current or former director or trustee of the Deutsche or Scudder mutual funds

o an employee (including the employee's spouse or life partner and children or stepchildren age 21 or younger) of Deutsche Bank or its affiliates or of a subadvisor to any fund in the Scudder family of funds or of a broker-dealer authorized to sell shares of such funds

There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. The fund may waive the sales charges for investors in other situations as well. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

If you're investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A shares without sales charges ("Large Order NAV Purchase Privilege"). However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within 12 months of owning them and a similar charge of 0.50% on shares you sell within the next six months of owning them. This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.

Class B shares


With Class B shares, you pay no up-front sales charges. Class B shares have a 12b-1 plan, under which a distribution fee of 0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. This means the annual expenses for Class B shares are somewhat higher (and their performance correspondingly lower) compared to Class A shares. After six years, Class B shares automatically convert to Class A shares, which has the net effect of lowering the annual expenses from the seventh year on. However, unlike Class A shares, your entire investment goes to work immediately.


Class B shares have a CDSC. This charge declines over the years you own shares and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:

---------------------------------------------------------------------
Year after you bought shares          CDSC on shares you sell
---------------------------------------------------------------------

First year                                    4.00%
---------------------------------------------------------------------
Second or third year                           3.00
---------------------------------------------------------------------
Fourth or fifth year                           2.00
---------------------------------------------------------------------
Sixth year                                     1.00
---------------------------------------------------------------------
Seventh year and later         None (automatic conversion to Class A)
---------------------------------------------------------------------



This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.


While Class B shares don't have any front-end sales charges, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.


If you are thinking of making a large purchase in Class B shares or if you already own a large amount of Class A shares in this fund or other Scudder funds, it may be more cost efficient to purchase Class A shares instead. You should consult with your financial advisor to determine which class of shares is appropriate for you.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class B shares may make sense for long-term investors who would prefer to see all of their investment go to work right away, and can accept somewhat higher expenses.

Class C shares


Class C shares have a 12b-1 plan under which a distribution fee of 0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. Because of these fees, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A shares).


Unlike Class B shares, Class C shares do NOT automatically convert to Class A shares after six years, so they continue to have higher annual expenses.

Class C shares have a CDSC, but only on shares you sell within one year of buying them:

---------------------------------------------------------------------
Year after you bought shares           CDSC on shares you sell
---------------------------------------------------------------------
First year                                     1.00%
---------------------------------------------------------------------
Second year and later                           None
---------------------------------------------------------------------



This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.


Because Class C shares have an up-front sales charges and higher annual expenses, you could end up paying more than the equivalent of the maximum allowable front-end sales charge.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class C shares may appeal to investors who plan to sell some or all of their shares within six years of buying them, or who aren't certain of their investment time horizon.

How to Buy Shares

Once you've chosen a share class, use these instructions to make investments.

================================================================================
First investment                          Additional investments
================================================================================
$1,000 or more for regular accounts       $50 or more for regular accounts and
                                          IRA accounts
$500 or more for IRAs
                                          $50 or more with an Automatic
                                          Investment Plan
================================================================================
Through a financial advisor

o Contact your advisor using the method   o Contact your advisor using the
  that's most convenient for you            method that's most convenient for
                                            you
================================================================================
By mail or express mail (see below)

o Fill out and sign an application        o Send a check made out to "Scudder
                                            Funds" and a Scudder investment slip
o Send it to us at the appropriate          to us at the appropriate address
  address, along with an investment check   below

                                          o If you don't have an investment
                                            slip, simply include a letter with
                                            your name, account number, the full
                                            name of the fund and the share class
                                            and your investment instructions
================================================================================
By wire

o Call (800) 621-1048 for instructions    o Call (800) 621-1048 for instructions
================================================================================
By phone

Not available                             o Call (800) 621-1048 for instructions
================================================================================
With an automatic investment plan

Not available                             o To set up regular investments from a
                                            bank checking account, call
                                            (800) 621-1048
================================================================================
On the Internet

Not available                             o Call (800) 621-1048 to establish
                                            Internet access

                                          o Go to www.scudder.com and log in

                                          o Follow the instructions for buying
                                            shares with money from your bank
                                            account
================================================================================


--------------------------------------------------------------------------------

Regular mail:
First Investment: Scudder Investments, PO Box 219356, Kansas City, MO 64121-9356 Additional Investments: Scudder Investments, PO Box 219154, Kansas City, MO 64121-9154

Express, registered or certified mail:
Scudder Investments, 811 Main Street, Kansas City, MO 64105-2005

Fax number: (800) 821-6234 (for exchanging and selling only)

How to Exchange or Sell Shares

Use these instructions to exchange or sell shares in your account.

================================================================================
Exchanging into another fund              Selling shares
================================================================================
$1,000 or more to open a new account      Some transactions, including most for
($500 for IRAs)                           over $100,000, can only be ordered in
                                          writing with a signature guarantee; if
$50 or more for exchanges between         you're in doubt, see page 30
existing accounts
================================================================================
Through a financial advisor

o Contact your advisor by the method      o Contact your advisor by the method
  that's most convenient for you            that's most convenient for you
================================================================================
By phone or wire

o Call (800) 621-1048 for instructions    o Call (800) 621-1048 for instructions
================================================================================
By mail, express mail or fax
(see previous page)

Write a letter that includes:             Write a letter that includes:

o the fund, class and account number      o the fund, class and account number
  you're exchanging out of                  from which you want to sell shares

o the dollar amount or number of shares   o the dollar amount or number of
  you want to exchange                      shares you want to sell

o the name and class of the fund you      o your name(s), signature(s) and
  want to exchange into                     address, as they appear on your
                                            account
o your name(s), signature(s) and
  address, as they appear on your         o a daytime telephone number
  account

o a daytime telephone number
================================================================================
With an automatic exchange plan

o To set up regular exchanges from a      Not available
  fund account, call (800) 621-1048
================================================================================
With an automatic withdrawal plan

Not available                             o To set up regular cash payments from
                                            a fund account, call (800) 621-1048
================================================================================
On the Internet

o Call (800) 621-1048 to establish        o Call (800) 621-1048 to establish
  Internet access                           Internet access

o Go to www.scudder.com and log in        o Go to www.scudder.com and log in

o Follow the instructions for making      o Follow the instructions for making
  on-line exchanges                         on-line redemptions
================================================================================

Policies You Should Know About


Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through financial advisors.

If you are investing through a financial advisor, check the materials you received from them about how to buy and sell shares. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that a financial advisor may charge its own fees separate from those charged by the fund.


In either case, keep in mind that the information in this prospectus applies only to the fund's Class A, Class B and Class C shares. The fund has another share class, which is described in a separate prospectus and which has different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 621-1048.

Policies about transactions


The fund is open for business each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.


To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by the fund then we may reject your application and order.

The fund will not invest your purchase until all required and requested identification has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated (less any applicable sales charges).

If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.

The fund generally will not accept new account applications to establish an account with a non-U.S. address (AFO/FPO and U.S. territories are acceptable) or for a non-resident alien.


Because orders placed through financial advisors must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. A representative of your financial advisor should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.

QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

Telephone and electronic transactions. You are automatically entitled to telephone and electronic transaction privileges but you may elect not to have them when you open your account or by contacting Shareholder Services at a later date. Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

Exchanges are a shareholder privilege, not a right: we may reject any exchange order or require a shareholder to own shares of the fund for 15 days before we process the order for the other fund particularly when there appears to be a pattern of "market timing" or other frequent purchases and sales. We may also reject or limit purchase orders for these or other reasons. However, there is no assurance that these policies will be effective in limiting the practice of market timing in all cases.

The fund accepts payment for shares only in US dollars by check, by bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that the fund cannot accept cash, money orders, starter checks, traveler's checks, third party checks, checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The Scudder Web site can be a valuable resource for shareholders with Internet access. Go to www.scudder.com to get up-to-date information, review balances or even place orders for exchanges.

When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public, and we must be provided with the original guarantee.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.


When you sell shares that have a CDSC, we calculate the CDSC as a percentage of what you paid for the shares or what you are selling them for -- whichever results in the lower charge to you. In processing orders to sell shares, we turn to the shares with the lowest CDSC first. Exchanges from one fund into another don't affect CDSCs. For each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment.

There are certain cases in which you may be exempt from a CDSC. These include:


o the death or disability of an account owner (including a joint owner). This waiver applies only under certain conditions. Please contact your financial advisor or Shareholder Services to determine if these conditions exist


o withdrawals made through an automatic withdrawal plan. Such withdrawals may be made at a maximum of 12% per year of the net asset value of the account

o    withdrawals related to certain retirement or benefit plans

o redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

o for Class A shares purchased through the Large Order NAV Purchase Privilege, redemption of shares whose dealer of record at the time of the investment notifies Scudder Distributors Inc., the fund's distributor, that the dealer waives the applicable commission

o    for   Class  C  shares,   redemption   of   shares   purchased   through  a
     dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

The fund may charge a short-term redemption fee equal to 2.00% of the net asset value of Class A shares redeemed (either by selling the shares or exchanging into another fund) within 60 days of purchase. This fee compensates the fund for expenses directly related to short-term redemption of Class A shares, discourages short-term investments in Class A shares and facilitates portfolio management.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

The short-term redemption fee is withheld from redemption proceeds. This fee is not a deferred sales charge and is not a commission. The fee is paid to the fund. The short-term redemption fee does not apply to:

o    shares acquired through reinvestment of dividends and other distributions;

o shares of the fund in an account which is closed by us because the account fails to meet minimum balance requirements;

o shares held by certain 401(k) plans, similar individual account plans or profit sharing plans;

o shares purchased by accounts opened pursuant to "black box wrap fee programs" that have been preapproved by the fund's Distributor. Black box wrap fee programs are discretionary accounts/programs where the investment decisions are made at the firm level; and

o shares acquired by an exchange of shares of The Japan Fund, Inc. prior to December 31, 2002.

The short-term redemption fee may apply to Class A shares held through certain omnibus accounts and retirement plans. With regard to these accounts and plans, the fund reserves the right, in its sole discretion, to impose (or not to impose) the short-term redemption fee in the future. The fund will make this determination after considering, among other things, the fund's costs of processing redemptions from these accounts or plans. You should consult with your retirement plan administrator or omnibus account representative to determine whether the redemption fee is applicable to your shares.

The fund will use the "first-in, first-out" method to determine your holding period of Class A shares for purposes of the short-term redemption fee. If you have purchased shares at various times, the shares held the longest will be redeemed first for the purposes of determining whether or not the redemption fee will be applied. If your holding period is less than 60 days for any of the shares you are redeeming or exchanging, the short-term redemption fee will be assessed on the net asset value of those shares calculated at the time the redemption is effected.

If you sell shares in a Scudder fund and then decide to invest with Scudder again within six months, you can take advantage of the "reinstatement feature."With this feature, you can put your money back into the same class of a Scudder fund at its current NAV and for purposes of sales charges it will be treated as if it had never left Scudder. You'll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy Class A shares with no sales charge, although they won't be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Shareholder Services or your financial advisor.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.


You may obtain additional information about other ways to sell your shares by contacting your financial advisor.


How the fund calculates share price

To calculate net asset value per share or NAV, each share class uses the following equation:

                   TOTAL ASSETS - TOTAL LIABILITIES
                  ----------------------------------       =  NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING



The price at which you buy shares is the NAV, although for Class A shares it will be adjusted to allow for any applicable sales charges (see "Choosing a Share Class").

The price at which you sell shares is also the NAV, although for Class B and Class C investors, a CDSC may be taken out of the proceeds (see "Choosing a Share Class"). For Class A investors, a 2.00% redemption fee is charged on shares owned less than 60 days of purchase. The short-term redemption fee may apply to Class A shares held through certain omnibus accounts and retirement plans. With regard to these accounts and plans, the fund reserves the right, in its sole discretion, to impose (or not to impose) the short-term redemption fee in the future. The fund will make this determination after considering, among other things, the fund's costs of processing redemptions from these accounts or plans. You should consult with your retirement plan administrator or omnibus account representative to determine whether the redemption fee is applicable to your shares.


We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the fund's Board that are intended to reflect fair value when market quotations or pricing service information are not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale.


To the extent that the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the fund doesn't price its shares.

Other rights we reserve

You should be aware that we may do any of the following:

o    withdraw or suspend the offering of shares at any time

o withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide any required or requested identifying information or for other reasons

o refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and /or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best interest or when the fund is requested or compelled to do so by governmental authority or by applicable law

o close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charges or redemption fees); you may be subject to gain or loss on the redemption of your fund shares and you may incur tax liability


o close your account and send you the proceeds if your balance falls below $1,000; we will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to most retirement accounts, if you have an automatic investment plan, to investors with $100,000 or more in Scudder fund shares or in any case, where a fall in share price created the low balance)

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a fund's net assets, whichever is less

o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege at any time)

o suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists hat prevents the fund from disposing of its portfolio securities or pricing its shares

Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. The fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (The fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) The fund may not always pay a distribution for a given period.


The fund intends to pay dividends and distributions to shareholders annually in December and if necessary may do so at other times as well.

For federal income tax purposes, income and capital gains distributions are generally taxable. However, distributions by the fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Similarly, there will be no tax consequences when a qualified retirement plan buys or sells fund shares.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested without sales charges. Dividends and distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment (at NAV) is the only option.


Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sale of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

The tax status of the fund's earnings you receive and your own fund transactions generally depends on their type:


====================================================================
Generally taxed at capital         Generally taxed at ordinary
gains rates:                       income rates:
====================================================================
Distributions from the fund

o gains from the sale of           o gains from the sale of
  securities held by the fund for    securities held by the fund
  more than one year                 for one year or less

o qualified dividend income        o all other income
====================================================================
Transactions involving fund shares

o gains from selling fund shares   o gains from selling fund
  held for more than one year        shares held for one year or
                                     less
====================================================================


Any investments in foreign securities may be subject to foreign withholding or other taxes. In that case, the fund's yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, any investments in foreign securities or foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions.


For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the fund as derived from qualified dividend income are eligible for taxation in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. It does not include interest from fixed-income securities. In addition, the fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the fund's shares for the lower rates to apply.


For taxable years beginning on or before December 31, 2008, the maximum long-term capital gain rate applicable to individuals has been reduced to 15%. For more information, see the Statement of Additional Information, under "Tax Information."

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before the fund pays a dividend, you'll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares a dividend. In tax-advantaged retirement accounts you don't need to worry about this.

Corporations may be able to take a dividends-received deduction for a portion of income dividends they receive.

For More Information

Shareholder reports -- These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically at least semi-annually.

Statement of Additional Information (SAI) -- This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Scudder Investments                      SEC
--------------------------------------------------------------------------------
222 South Riverside Plaza                Public Reference Section
Chicago, IL 60606-5808                   Washington, D.C. 20549-0102
www.scudder.com                          www.sec.gov
(800) 621-1048                           (202) 942-8090

Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808


                                         SEC File Number:             811-08227

Scudder
Investments                              Scudder Japanese Equity Fund   CUSIP #
                                         Class A Shares              81116R-408
A Member of                              Class B Shares              81116R-507
Deutsche Asset Management [LOGO]         Class C Shares              81116R-507

                                                                     SCUDDER
                                                                     INVESTMENTS

                            Sector Specific Funds I
                            Classes A, B and C

Prospectus

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



                            Scudder Health Care Fund
                            October 1, 2004, as revised January 1, 2005

                            Scudder Global Biotechnology Fund
                            January 1, 2005

                            Scudder Technology Fund
                            January 1, 2005











As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

--------------------------------------------------------------------------------










Contents
--------------------------------------------------------------------------------

How the Funds Work                      How to Invest in the Funds

  4  Scudder Health Care Fund            40  Choosing a Share Class

 10  Scudder Global Biotechnology        46  How to Buy Shares
     Fund
                                         47  How to Exchange or Sell
 17  Scudder Technology Fund                 Shares

 23  Other Policies and Secondary        48  Policies You Should Know
     Risks                                   About

 25  Who Manages and Oversees            57  Understanding Distributions
     the Funds                               and Taxes

 30  Financial Highlights

How the Funds Work

On the next few pages, you'll find information about each fund's investment goal, the main strategies it uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in a fund or are already a shareholder, you'll want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

--------------------------------------------------------------------------------
                                             |   Class A     Class B     Class C

                              ticker symbol  |   SUHAX       SUHBX       SUHCX

                              fund number    |   452         652         752

  Scudder Health Care Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks long-term growth of capital by investing, under normal circumstances, at least 80% of total assets, plus the amount of any borrowings for investment purposes, in common stocks of companies in the health care sector. For purposes of the fund's 80% investment policy, to be considered part of the health care sector, companies must commit at least half of their assets to, or derive at least half of their revenues or net income from, that sector. The industries in the health care sector include pharmaceuticals, biotechnology, medical products and supplies, and health care services. The companies may be of any size. The fund will invest primarily in securities of US companies, but may invest in foreign companies as well.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies with a history of above-average growth, strong competitive positioning, new tests or treatments, the ability to take advantage of demographic trends, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

Growth orientation. The managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.



--------------------------------------------------------------------------------

OTHER INVESTMENTS While the fund invests mainly in common stocks, it may also invest up to 20% of total assets in US Treasury and agency debt securities.

The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the fund may use futures and options, including sales of covered put and call options. The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to help meet shareholder redemptions or other needs while maintaining exposure to the market.

Top-down analysis. The managers consider the economic outlooks for various industries within the health care sector while looking for those that may benefit from changes in the overall business environment.

The managers may favor different types of securities from different industries and companies within the health care sector at different times.

The managers will normally sell a stock when they believe its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities, or in the course of adjusting their emphasis on a given health care industry.

The fund may lend its investment securities up to 331/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

Stock Market Risk. As with most stock funds, the most important factor with this fund is how stock markets perform -- in this case, health care stocks. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes, and the fund may not be able to get attractive prices for them.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors who can accept the above-average risks of sector specific investment and who are interested in exposure to the health care sector.

Growth Investing Risk. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Concentration Risk. The fund concentrates its investments in the industries of the health care sector. As a result, factors affecting that sector, such as rapid product obsolescence and the unpredictability of winning government approvals, will have a significant impact on the fund's performance.

Securities Lending Risk. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters

o foreign stocks may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest rate movements (see "Secondary risks" for more information)

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance for the fund's Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown. The table on the following page shows how fund performance compares with a broad-based market index and one other relevant index (which, unlike the fund, do not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the indexes varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for Class A, B and C shares was December 29, 2000. In the bar chart, the performance figures for Class A before that date are based on the historical performance of the fund's original share class (Class S), adjusted to reflect the higher gross total annual operating expenses of Class A.

In the table, the performance figures for each share class prior to its inception are based on the historical performance of Class S, adjusted to reflect both the higher gross total annual operating expenses of Class A, B or C and the current applicable sales charges of Class A or B. Class S shares are offered in a different prospectus.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Classes B and C. After-tax returns are estimates, calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder Health Care Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                       Class A
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1999       11.10
2000       59.35
2001      -10.88
2002      -24.62
2003       32.97

2004 Total Return as of June 30: 4.22%

For the periods included in the bar chart:

Best Quarter: 21.24%, Q2 2000                    Worst Quarter: -21.47%, Q1 2001

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2003
--------------------------------------------------------------------------------
                                                                      Since
                                     1 Year          5 Years       Inception*
--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------
  Return before Taxes                 25.33            8.31            9.22
--------------------------------------------------------------------------------
  Return after Taxes on               25.33            8.12            8.44
  Distributions
--------------------------------------------------------------------------------
  Return after Taxes on               14.45            6.99            7.32
  Distributions and Sale of
  Fund Shares
--------------------------------------------------------------------------------
Class B (Return before Taxes)         28.78            8.55            9.31
--------------------------------------------------------------------------------
Class C (Return before Taxes)         31.82            8.72            9.45
--------------------------------------------------------------------------------
Index 1 (reflects no deductions       28.68           -0.57            1.62
for fees, expenses or taxes)
--------------------------------------------------------------------------------
Index 2 (reflects no deductions       23.22            3.23            6.27
for fees, expenses or taxes)
--------------------------------------------------------------------------------

Index 1: Standard & Poor's 500 Index (S&P 500) is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index 2: Goldman Sachs Healthcare Index is a market capitalization-weighted index of 114 stocks designed to measure the performance of companies in the health care sector.

*    Since 3/2/1998. Index comparison begins 3/31/1998.

Total returns from inception through 2000 would have been lower if operating expenses hadn't been reduced.

--------------------------------------------------------------------------------

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 621-1048 or visit our Web site at www.scudder.com.











--------------------------------------------------------------------------------

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

--------------------------------------------------------------------------------
Fee Table                                           Class A   Class B    Class C
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases (as % of offering price)                   5.75%     None       None
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales Charge
(Load) (as % of redemption proceeds)                 None*     4.00%      1.00%
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                       0.85%     0.85%      0.85%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                     0.20      1.00       1.00
--------------------------------------------------------------------------------
Other Expenses**                                     0.56      0.65       0.62
--------------------------------------------------------------------------------
Total Annual Operating Expenses                      1.61      2.50       2.47
--------------------------------------------------------------------------------
Less Expense Reimbursements***                       0.01      0.08       0.05
--------------------------------------------------------------------------------
Net Annual Fund Operating Expenses
(after waiver)                                       1.60      2.42       2.42
--------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed within 12 to 18 months following purchase.

** Restated and estimated to reflect the termination of the fixed rate administrative fee.

*** Through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 1.39%, 1.41% and 1.41% for Class A, Class B and Class C shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or services fees, and trustee and trustee counsel fees.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                            1 Year      3 Years     5 Years     10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares                       $728      $1,053       $1,400       $2,375
--------------------------------------------------------------------------------
Class B shares                        645       1,071        1,523        2,410
--------------------------------------------------------------------------------
Class C shares                        345         765        1,311        2,802
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares                       $728      $1,053       $1,400       $2,375
--------------------------------------------------------------------------------
Class B shares                        245         771        1,323        2,410
--------------------------------------------------------------------------------
Class C shares                        245         765        1,311        2,802
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                           |  Class A     Class B     Class C

                            ticker symbol  |  DBBTX       DBBBX       DBBCX

                            fund number    |  475         675         775

  Scudder Global Biotechnology Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund invests to maximize total return.

The fund seeks to maximize total return by investing primarily in equity securities of companies that the Advisors expect will benefit from their involvement in the biotechnology industry. Under normal market conditions, the fund intends to invest at least 80% of its assets, determined at the time of purchase, in equity or equity-related securities of biotechnology companies. Equity or equity-related securities include common stocks, preferred stocks, American Depository Receipts and Global Depository Receipts.

Biotechnology companies engage in the research, development, provision and/or manufacture of biotechnological products, services and processes. Such companies generally employ genetic engineering to develop new products and apply new and innovative processes. For example, such processes could be used to discover and develop diagnostic and therapeutic products and services. The biotechnology industry currently includes pharmaceutical, biochemical, medical/surgical, human healthcare, and agricultural- and industrial-oriented companies. Because of the rapid developments in the biotechnology industry, companies with new and different products and strategies will likely be included in the industry over time.

These companies may be located in the US and abroad and may have operations in more than one country. Substantially all of the fund's investments abroad will be in developed countries. The fund considers a company or issuer to be of a particular country if it is headquartered or has its primary operations in that country.



--------------------------------------------------------------------------------

OTHER INVESTMENTS The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the fund may use futures, options and foreign currency transactions. The fund may use derivatives in circumstances where the Advisors believe they offer an economical means of gaining exposure to a particular asset class or to help meet shareholder redemptions or other needs while maintaining exposure to the market.

The fund may invest in companies of varying market capitalizations. The fund generally expects that its holdings will include securities of 40-60 companies, but the fund is not limited in the number of its holdings.

The fund uses both fundamental research and due diligence in looking for attractive investment opportunities in the global biotechnology sector. The fund's fundamental research seeks to identify attractive companies for investment by considering a variety of factors, including whether such companies appear to be poised to develop and exploit new technologies or participate in growth markets, or have a clear strategy, a focus on profitability, or an established brand name. The fund will also assess factors such as company management, market position, and quality of scientific research and clinical trials underlying the company's products or services. No one characteristic or factor is determinative, and the analysis may differ by company and region. The fund's due diligence includes reviewing publicly available scientific and clinical data underlying the company's products or services and interviewing physicians and scientific experts on such subjects.

The fund seeks to identify and invest early in promising opportunities within the biotechnology sector. For example, the fund may invest in a company even before its product has been approved by applicable regulators, such as the US Food and Drug Administration, or is available for sale.

Generally, the fund pursues a "buy and hold" investment strategy. However, the fund will consider selling all or part of a security holding if under the circumstances the Advisors deem a sale is appropriate including:

o the stock has reached an intermediate-term price objective, its outlook no longer seems sufficiently promising and a relatively more attractive stock emerges;

o the issuer is experiencing deteriorating fundamentals or its fundamentals have changed substantially;

o the company has experienced a fundamental shift in its core business processes and objectives; or

o    the fund's portfolio needs to be rebalanced.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

Stock Market Risk. As with most stock funds, the most important factor with this fund is how stock markets perform -- in this case, the biotechnology sector. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get attractive prices for them.

Foreign Investment Risk. To the extent that the fund holds the securities of companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. Finally, the currency of the country in which the fund has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.

Non-Diversification Risk. The fund is classified as "non-diversified." This means that it may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the fund invested in a larger number of issuers.

Concentration Risk. The fund concentrates its investments in biotechnology companies. As a result, market price movements, regulatory or technological changes, or economic conditions affecting companies in this field will have a significant impact on the fund's performance.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors who can accept the above-average risks of sector specific investment and who are interested in exposure to the biotechnology sector.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters

o  growth stocks may be out of favor for certain periods

o derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest rate movements (see "Secondary risks" for more information)

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance for the fund's Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown. The table on the following page shows how fund performance compares with a broad-based market index and one other relevant index (which, unlike the fund, do not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the indexes varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Classes B and C. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder Global Biotechnology Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31                                   Class A
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


2002      -45.14
2003

2004 Total Return as of September 30: ___%


For the periods included in the bar chart:


Best Quarter: ___%, Q_ ____               Worst Quarter: ___%, Q_ ____

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2003
--------------------------------------------------------------------------------
                                                                       Since
                                                        1 Year       Inception*
--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------

  Return before Taxes
--------------------------------------------------------------------------------
  Return after Taxes on Distributions
--------------------------------------------------------------------------------
  Return after Taxes on Distributions and Sale of
  Fund Shares
--------------------------------------------------------------------------------
Class B (Return before Taxes)
--------------------------------------------------------------------------------
Class C (Return before Taxes)
--------------------------------------------------------------------------------
Index 1 (Reflects no deductions for fees, expenses
or taxes)
--------------------------------------------------------------------------------
Index 2 (Reflects no deductions for fees, expenses
or taxes)
--------------------------------------------------------------------------------


Index 1: MSCI World Index is an unmanaged, capitalization-weighted measure of stock markets around the world, including North America, Europe, Australia and Asia.
Index 2: NASDAQ Biotechnology Index is a modified capitalization-weighted index designed to measure the performance of all NASDAQ stocks in the biotechnology sector.

*    Since 3/30/2001. Index comparison begins 3/31/2001.

--------------------------------------------------------------------------------

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 621-1048 or visit our Web site at www.scudder.com.











--------------------------------------------------------------------------------

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

--------------------------------------------------------------------------------
Fee Table                                    Class A      Class B      Class C
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases (as % of offering price)           5.75%          None         None
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales Charge
(Load) (as % of redemption proceeds)         None*         4.00%        1.00%
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------

Management Fee                                   %             %            %
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee
--------------------------------------------------------------------------------
Other Expenses**
--------------------------------------------------------------------------------
Total Annual Operating Expenses***
--------------------------------------------------------------------------------
Less Fee Waiver/Expense Reimbursements
--------------------------------------------------------------------------------
Net Annual Operating Expenses***
--------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed within 12 to 18 months following purchase.


** Includes a 0.25% shareholder servicing fee for Class B and C shares.


*** Investment Company Capital Corporation, in its capacity as Advisor and Administrator, has contractually agreed to waive its fees and/or expenses of the fund through December 31, 2004 to the extent necessary to maintain the fund's expense ratio at the level indicated as "Net Annual Operating Expenses."


Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                            1 Year      3 Years     5 Years     10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------

Class A shares                          $           $           $            $
--------------------------------------------------------------------------------
Class B shares
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------


Expenses, assuming you kept your shares
--------------------------------------------------------------------------------

Class A shares                          $           $           $            $
--------------------------------------------------------------------------------
Class B shares
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                             |  Class A     Class B     Class C

                             ticker symbol   |  KTCAX       KTCBX       KTCCX

                             fund number     |  001         201         301

  Scudder Technology Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks growth of capital.

Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of US companies in the technology sector. For purposes of the fund's 80% investment policy, companies in the technology sector must commit at least half of their assets to the technology sector or derive at least half of their revenues or net income from that sector. Examples of industries within the technology sector are semi-conductors, software, telecom equipment and computer/hardware. The fund may invest in companies of any size.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, innovative products and services, sound financial strength and effective management, among other factors.

Growth orientation. The managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.


--------------------------------------------------------------------------------

OTHER INVESTMENTS While the fund invests mainly in US stocks, it could invest up to 20% of net assets in foreign securities.

The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the fund may use futures and options, including sales of covered put and call options. The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to help meet shareholder redemptions or other needs while maintaining exposure to the market.

Top-down analysis. The managers consider the economic outlooks for various industries within the technology sector while looking for those that may benefit from changes in the overall business environment.

In addition, the managers use the support of a quantitative analytic group and its tools to attempt to actively manage the forecasted volatility risk of the portfolio as a whole as compared to funds with a similar investment goal, as well as appropriate benchmarks and peer groups. The managers may favor securities from different industries and companies within the technology sector at different times.

The managers will normally sell a stock when they believe its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities, or in the course of adjusting their emphasis on a given technology industry.


The fund may lend its investment securities up to 331/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.


The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

Stock Market Risk. As with most stock funds, the most important factor with this fund is how stock markets perform -- in this case, the technology sector of the US stock market. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get attractive prices for them.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors who can accept above-average risks and are interested in exposure to a sector that offers attractive long-term growth potential.

Non-Diversification Risk. The fund is classified as "non-diversified." This means that it may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the fund invested in a larger number of issuers.

Concentration Risk. The fund concentrates its investments in the group of industries constituting the technology sector. As a result, factors affecting this sector, such as market price movements, market saturation and rapid product obsolescence will have a significant impact on the fund's performance. Additionally, many technology companies are smaller companies that may have limited business lines and financial resources, making them highly vulnerable to business and economic risks.


Securities Lending Risk. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.


Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters

o  growth stocks may be out of favor for certain periods

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest rate movements (see "Secondary risks" for more information)

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance of Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown. The table on the following page shows how fund performance compares with a broad-based market index and one other relevant index (which, unlike the fund, do not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the indexes varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for Classes B and C shares was May 31, 1994. The performance figures before that date are based on the historical performance of the fund's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of Classes B or C.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Classes B and C. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder Technology Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                         Class A
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:



1994         11.35
1995         42.77
1996         20.60
1997          7.11
1998         43.59
1999        114.28
2000        -24.31
2001        -34.44
2002        -38.97
2003          0.0


2004 Total Return as of September 30: ___%


For the periods included in the bar chart:


Best Quarter: ____%, Q_ ____              Worst Quarter: ____%, Q_ ____

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2003
--------------------------------------------------------------------------------

                                         1 Year        5 Years        10 Years
--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------

  Return before Taxes
--------------------------------------------------------------------------------
  Return after Taxes on
  Distributions
--------------------------------------------------------------------------------
  Return after Taxes on
  Distributions and Sale of Fund
  Shares
--------------------------------------------------------------------------------
Class B (Return before Taxes)
--------------------------------------------------------------------------------
Class C (Return before Taxes)
--------------------------------------------------------------------------------
Index 1 (reflects no deductions for
fees, expenses, or taxes)
--------------------------------------------------------------------------------
Index 2 (reflects no deductions for
fees, expenses, or taxes)
--------------------------------------------------------------------------------


Index 1: Standard & Poor's 500 Index (S&P 500) is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index 2: Goldman Sachs Technology Index, an unmanaged capitalization-weighted index based on a universe of technology-related stocks.

--------------------------------------------------------------------------------

In the past, the technology sector has experienced above-average volatility that produced significant fluctuations in the fund's performance. Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or (800) 621-1048 or visit our Web site at www.scudder.com.











--------------------------------------------------------------------------------

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

--------------------------------------------------------------------------------
Fee Table                                  Class A       Class B       Class C
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases (as % of offering price)          5.75%          None          None
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales
Charge (Load) (as % of redemption
proceeds)                                   None*          4.00%         1.00%
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------

Management Fee                                  %            %              %
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee
--------------------------------------------------------------------------------
Other Expenses**
--------------------------------------------------------------------------------
Total Annual Operating Expenses***
--------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed 12 to 18 months following purchase.


** Restated and estimated to reflect the termination of the fixed rate administrative fee on September 30, 2003.

*** Through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 0.990%, 1.310% and 1.275% for Class A, Class B and Class C shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, trustee and trustee counsel fees and organizational and offering expenses.

Based on the costs above, this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                    1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------

Class A shares                $               $              $             $
--------------------------------------------------------------------------------
Class B shares
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------


Expenses, assuming you kept your shares
--------------------------------------------------------------------------------

Class A shares                $               $              $             $
--------------------------------------------------------------------------------
Class B shares
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------

Other Policies and Secondary Risks

While the sections on the previous pages describe the main points of each fund's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, the Boards of Scudder Health Care Fund and Scudder Technology Fund could change that fund's investment goal without seeking shareholder approval. The Board of Scudder Global Biotechnology Fund cannot change the fund's goal without shareholder approval. In addition, the applicable Board will provide shareholders with at least 60 days' notice prior to making any changes to each fund's 80% investment policy.

o Certain funds may trade securities actively. This could raise transaction costs (thus lowering return) and could mean higher taxable distributions.

o As a temporary defensive measure, each fund could shift up to 100% of assets into investments such as money market securities. This could prevent losses, but, while engaged in a temporary defensive position, a fund will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

o Each fund's equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible securities.

Secondary risks

Derivatives Risk. Although not one of its principal investment strategies, each fund may invest in certain types of derivatives. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that a fund will be unable to sell the derivative because of an illiquid secondary market; and the risk that the derivatives transaction could expose a fund to the effects of leverage, which could increase a fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the fund.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if a fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into a fund. If a fund underestimates its price, you may not receive the full market value for your fund shares when you sell.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify a fund's performance if it has a small asset base. A fund is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that a fund will be able to obtain proportionately larger IPO allocations.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the funds.

If you want more information on a fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Funds

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM"), Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Scudder Health Care Fund and Scudder Technology Fund

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for these funds. Under the supervision of a Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, makes each fund's investment decisions, buys and sells securities for each fund and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Scudder Global Biotechnology Fund

Investment Company Capital Corporation ("ICCC") is the fund's investment advisor. The address for ICCC is One South Street, Baltimore, Maryland 21202. ICCC is also the investment advisor to other mutual funds in the Scudder family of funds.

Investment Sub-Advisor (Scudder Global Biotechnology Fund)

Deutsche Asset Management International GmbH ("DeAMi" or "Sub-Advisor") is the sub-advisor to the fund. The address for DeAMi is Mainzer Landstrasse 16, 60325 Frankfurt am Main, Germany. Prior to September 1, 2003, DWS International Portfolio Management GmbH was the fund's sub-advisor.

ICCC is responsible for supervising and managing all of the fund's operations, including overseeing the performance of DeAMi. DeAMi is responsible for decisions to buy and sell securities for the fund, for broker-dealer selection, and for negotiation of commission rates. ICCC compensates DeAMi out of its advisory fee.

DeIM, ICCC and DeAMi are indirect, wholly owned subsidiaries of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisors receive a management fee from each applicable fund. Below are the actual rates paid by each fund for the most recent fiscal year, as a percentage of each fund's average daily net assets:

---------------------------------------------------------------------
Fund Name                                              Fee Paid
---------------------------------------------------------------------
Scudder Health Care Fund                                0.85%
---------------------------------------------------------------------

Scudder Global Biotechnology Fund                          %*
---------------------------------------------------------------------
Scudder Technology Fund                                     %
---------------------------------------------------------------------


* Reflecting the effect of expense limitations and/or fee waivers then in effect.

The portfolio managers

The following people handle the day-to-day management of each fund.

Scudder Health Care Fund                    Scudder Global Biotechnology Fund


James Fenger                                Dr. Noushin Irani
Managing Director of Deutsche Asset         Lead Manager of the fund.
Management and Co-Manager of the fund.        o   Joined Deutsche Asset
  o   Joined Deutsche Asset Management in         Management International GmbH
      1983 and the fund in 1998.                  in 2003 and DWS Investment
  o   Over 20 years of investment industry        GmbH in 2002.
      experience.                             o   Over 8 years of biotechnology
  o   MBA, University of Wisconsin.               experience.
                                              o   Ph.D in cell culture and
Leefin Lai, CFA                                   molecular biology, Technical
Managing Director of Deutsche Asset               University Braunschweig &
Management and Co-Manager of the fund.            German Federal Research
  o   Joined Deutsche Asset Management and        Institute for Biotechnology
      the fund in 2001, previously serving        (Germany).
      as an analyst for Salomon Smith
      Barney and Paine Webber and as Vice   Thomas E. Bucher, CFA
      President/analyst for Citigroup       Director of Deutsche Asset
      Global Asset Management and Scudder   Management and Manager of the fund.
      Kemper Investments.                     o   Head of global equity research
  o   Over 11 years of investment industry        team for Health Care sector
      experience.                                 and portfolio manager for
  o   MBA, University of Illinois.                European Equity:  Frankfurt.
                                              o   Joined Deutsche Asset
  Thomas E. Bucher, CFA                           Management in 1995, previously
  Director of Deutsche Asset Management           serving as analyst for
  and Consultant to the fund.                     European Chemical, Oil, Steel
  o   Head of global equity research team         and Engineering sectors and
      for Health Care sector and portfolio        analyst/portfolio manager for
      manager for European Equity: Frankfurt      Eastern European equity.
  o   Joined Deutsche Asset Management in     o   MA, University of Tuegingen,
      1995, previously serving as analyst         Germany.
      for European Chemical, Oil, Steel       o   Joined the fund in 2002.
      and Engineering sectors and
      analyst/portfolio manager for
      Eastern European equity.
  o   MA, University of Tuegingen, Germany.
  o   Joined the fund in 2002.

Scudder Technology Fund                   Anne Meisner
                                          Managing Director of Deutsche Asset
Ian Link, CFA                             Management and Portfolio Manager of
Managing Director of Deutsche Asset       the fund.
Management and Lead Manager of the fund.    o   Joined Deutsche Asset Management
  o   Joined Deutsche Asset Management          in 2001, after 9 years of
      and the fund in 2004.                     experience at Goldman Sachs as
  o   Head of Technology Global Sector          vice president, both in the
      Team.                                     fixed income technology
  o   Prior to joining Deutsche Asset           division, as well as in equity
      Management, had 14 years of               research as the lead
      experience as senior vice president,      Infrastructure Software analyst,
      fund manager, head of communications      previously serving as member of
      and technology teams and equity           technical staff at Bell
      analyst for Franklin Templeton            Communications Research
      Investments.                              (formerly Bell Labs).
  o   MBA, University of California,        o   Analyst for global equity,
      Berkeley.                                 Hardware and Software sector:
                                                New York.
                                            o   Joined the fund in 2003.
                                            o   MBA, Columbia University
                                                Business School.
                                            o   MS, Computer Science, Michigan
                                                State University.

Regulatory and litigation matters


Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Financial Highlights


These tables are designed to help you understand each fund's financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular fund would have earned (or lost), assuming all dividends and distributions were reinvested. The information for Scudder Health Care Fund has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose reports, along with the fund's financial statements, are included in the fund's annual report (see "Shareholder reports" on the back cover).


Scudder Health Care Fund -- Class A

----------------------------------------------------------------------------------
 Years Ended May 31,                          2004      2003     2002     2001^a
----------------------------------------------------------------------------------

Selected Per Share Data
----------------------------------------------------------------------------------
Net asset value, beginning of period        $17.97   $17.91    $20.41   $23.34
----------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b             (.18)    (.15)     (.19)    (.07)
----------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)     3.98      .21    (2.32)   (2.86)
  on investment transactions
----------------------------------------------------------------------------------
  Total from investment operations            3.80      .06    (2.51)   (2.93)
----------------------------------------------------------------------------------
Redemption fees                               --***     --***       .01        --
----------------------------------------------------------------------------------
Net asset value, end of period              $21.77   $17.97    $17.91   $20.41
----------------------------------------------------------------------------------
Total Return (%)^c                            21.15      .34    (12.25)  (12.55)**
----------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
----------------------------------------------------------------------------------
Net assets, end of period ($ millions)          40       24        17        7
----------------------------------------------------------------------------------
Ratio of expenses (%)                         1.59     1.53      1.48    1.40*
----------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)    (.91)    (.94)     (.98)   (.74)*
----------------------------------------------------------------------------------
Portfolio turnover rate (%)                     62       53        62       65
----------------------------------------------------------------------------------

^a For the period December 29, 2000 (commencement of operations of Class A shares) to May 31, 2001.

^b   Based on average shares outstanding during the period.

^c   Total return does not reflect the effect of any sales charges.

*    Annualized

**   Not annualized

***  Amount is less than $.005.


                                       30

Scudder Health Care Fund -- Class B

----------------------------------------------------------------------------------
 Years Ended May 31,                         2004      2003     2002     2001^a
----------------------------------------------------------------------------------

Selected Per Share Data
----------------------------------------------------------------------------------
Net asset value, beginning of period        $17.60   $17.69    $20.33   $23.34
----------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b             (.34)    (.27)     (.34)    (.13)
----------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)     3.89      .18    (2.31)   (2.88)
  on investment transactions
----------------------------------------------------------------------------------
  Total from investment operations            3.55    (.09)    (2.65)   (3.01)
----------------------------------------------------------------------------------
Redemption fees                               --***     --***     .01        --
----------------------------------------------------------------------------------
Net asset value, end of period              $21.15   $17.60    $17.69   $20.33
----------------------------------------------------------------------------------
Total Return (%)^c                           20.17^d   (.51)    (12.99)  (12.90)**
----------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
----------------------------------------------------------------------------------
Net assets, end of period ($ millions)          16       12        12        4
----------------------------------------------------------------------------------
Ratio of expenses before expense reductions   2.43     2.32      2.28    2.19*
(%)
----------------------------------------------------------------------------------
Ratio of expenses after expense reductions    2.42     2.32      2.28    2.19*
(%)
----------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)   (1.74)   (1.73)    (1.78)   (1.53)*
----------------------------------------------------------------------------------
Portfolio turnover rate (%)                     62       53        62       65
----------------------------------------------------------------------------------

^a For the period December 29, 2000 (commencement of operations of Class B shares) to May 31, 2001.

^b   Based on average shares outstanding during the period.

^c   Total return does not reflect the effect of any sales charges.

^d   Total return would have been lower had certain expenses not been reduced.

*    Annualized

**   Not annualized

***  Amount is less than $.005.


                                       31

Scudder Health Care Fund -- Class C

----------------------------------------------------------------------------------
 Years Ended May 31,                         2004      2003     2002     2001^a
----------------------------------------------------------------------------------

Selected Per Share Data
----------------------------------------------------------------------------------
Net asset value, beginning of period        $17.62   $17.70    $20.33   $23.34
----------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b             (.34)    (.27)     (.34)    (.13)
----------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)     3.89      .19    (2.30)   (2.88)
  on investment transactions
----------------------------------------------------------------------------------
  Total from investment operations            3.55    (.08)    (2.64)   (3.01)
----------------------------------------------------------------------------------
Redemption fees                               --***     --***     .01       --
----------------------------------------------------------------------------------
Net asset value, end of period              $21.17   $17.62    $17.70   $20.33
----------------------------------------------------------------------------------
Total Return (%)^c                           20.15    (.45)    (12.94)  (12.90)**
----------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
----------------------------------------------------------------------------------
Net assets, end of period ($ millions)           7        4         4        1
----------------------------------------------------------------------------------
Ratio of expenses (%)                         2.41     2.31      2.25    2.16*
----------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)   (1.73)   (1.72)    (1.75)   (1.50)*
----------------------------------------------------------------------------------
Portfolio turnover rate (%)                     62       53        62       65
----------------------------------------------------------------------------------

^a For the period December 29, 2000 (commencement of operations of Class C shares) to May 31, 2001.

^b   Based on average shares outstanding during the period.

^c   Total return does not reflect the effect of any sales charges.

*    Annualized

**   Not annualized

***  Amount is less than $.005.

Scudder Global Biotechnology Fund -- Class A

Scudder Global Biotechnology Fund -- Class B

Scudder Global Biotechnology Fund -- Class C

Scudder Technology Fund -- Class A

Scudder Technology Fund -- Class B

Scudder Technology Fund -- Class C

How to Invest in the Funds

The following pages tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

You can find out more about the topics covered here by speaking with your financial advisor or a representative of your workplace retirement plan or other investment provider.

Choosing a Share Class

This prospectus offers three share classes for each fund. Each class has its own fees and expenses, offering you a choice of cost structures. Certain funds offer other classes of shares separately. Class A, Class B and Class C shares are intended for investors seeking the advice and assistance of a financial advisor, who will typically receive compensation for those services.

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that's right for you. You may want to ask your financial advisor to help you with this decision.

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief comparison of the main features of each class.

================================================================================
Classes and features                      Points to help you compare
================================================================================
Class A

o Sales charges of up to 5.75%, charged   o Some investors may be able to reduce
  when you buy shares                       or eliminate their sales charges;
                                            see next page
o In most cases, no charges when you
  sell shares                             o Total annual operating expenses are
                                            lower than those for Class B or
o Up to 0.25% annual shareholder            Class C
  servicing fee or distribution fee, as
  applicable
================================================================================
Class B

o No charges when you buy shares          o The deferred sales charge rate falls
                                            to zero after six years
o Deferred sales charge declining from
  4.00%, charged when you sell shares     o Shares automatically convert to
  you bought within the last six years      Class A after six years, which means
                                            lower annual expenses going forward
o 0.75% annual distribution fee and
  0.25% annual shareholder servicing fee
================================================================================
Class C

o Deferred sales charge of 1.00%,         o The deferred sales charge rate is
  charged when you sell shares you          lower than Class B shares, but your
  bought within the last year               shares never convert to Class A, so
                                            annual expenses remain higher
o 0.75% annual distribution fee and
  0.25% annual shareholder servicing fee
================================================================================

Your financial advisor will typically be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. In addition to these payments, a fund's advisor or its affiliates may provide compensation to your financial advisor for distribution, administrative and promotional services.

Class A shares

Class A shares of Scudder Health Care Fund and Scudder Technology Fund have a 12b-1 plan, under which a service fee of up to 0.25% is deducted from class assets each year. Class A shares of Scudder Global Biotechnology Fund have a 12b-1 plan, under which a distribution fee of up to 0.25% is deducted from class assets each year.

Class A shares have a sales charge that varies with the amount you invest:

---------------------------------------------------------------------
                         Front-end Sales     Front-end Sales Charge
                          Charge as a %        as a % of your net
Your investment         of offering price*         investment
---------------------------------------------------------------------
Up to $50,000                 5.75                   6.10
---------------------------------------------------------------------
$50,000-$99,999               4.50                   4.71
---------------------------------------------------------------------
$100,000-$249,999             3.50                   3.63
---------------------------------------------------------------------
$250,000-$499,999             2.60                   2.67
---------------------------------------------------------------------
$500,000-$999,999             2.00                   2.04
---------------------------------------------------------------------
$1 million or more    See below and next page
---------------------------------------------------------------------

* The offering price includes the sales charge.

You may be able to lower your Class A sales charges if:

o you plan to invest at least $50,000 in Class A shares (including Class A shares in other retail Scudder funds) over the next 24 months ("Letter of Intent")

o the amount of Class A shares you already own (including Class A shares in other retail Scudder funds) plus the amount you're investing now in Class A shares is at least $50,000 ("Cumulative Discount")

o you are investing a total of $50,000 or more in Class A shares of several funds on the same day ("Combined Purchases")


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class A shares may make sense for long-term investors, especially those who are eligible for reduced or eliminated sales charges.

The point of these three features is to let you count investments made at other times or in certain other funds for purposes of calculating your present sales charge. Any time you can use the privileges to "move" your investment into a lower sales charge category, it's generally beneficial for you to do so.

For purposes of determining whether you are eligible for a reduced Class A sales charge, you and your immediate family (your spouse or life partner and your children or stepchildren age 21 or younger) may aggregate your investments in the Scudder family of funds. This includes, for example, investments held in a retirement account, an employee benefit plan, or at a financial advisor other than the one handling your current purchase. These combined investments will be valued at their current offering price to determine whether your current investment qualifies for a reduced sales charge.

To receive a reduction in your Class A initial sales charge, you must let your financial advisor or Shareholder Services know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial advisor or Shareholder Services to provide account statements or other information regarding related accounts of you or your immediate family in order to verify your eligibility for a reduced sales charge.

For more information about sales charge discounts, please visit www.scudder.com (click on the link entitled "Fund Sales Charge and Breakpoint Schedule"), consult with your financial advisor or refer to the section entitled "Purchase or Redemption of Shares" in the fund's Statement of Additional Information.

You may be able to buy Class A shares without sales charges when you are:

o    reinvesting dividends or distributions

o participating in an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services

o exchanging an investment in Class A shares of another fund in the Scudder family of funds for an investment in the fund

o a current or former director or trustee of the Deutsche or Scudder mutual funds

o an employee (including the employee's spouse or life partner and children or stepchildren age 21 or younger) of Deutsche Bank or its affiliates or of a subadvisor to any fund in the Scudder family of funds or of a broker-dealer authorized to sell shares of such funds

There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. Each fund may waive the sales charges for investors in other situations as well. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

If you're investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A shares without sales charges ("Large Order NAV Purchase Privilege"). However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within 12 months of owning them and a similar charge of 0.50% on shares you sell within the next six months of owning them. This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.

Class B shares

With Class B shares, you pay no up-front sales charges. Class B shares of Scudder Health Care Fund and Scudder Technology Fund have a 12b-1 plan, under which a distribution fee of 0.75% and a service fee of up to 0.25% are deducted from class assets each year. Class B shares of Scudder Global Biotechnology Fund have a 12b-1 plan, under which a distribution fee of up to 0.75% is deducted from class assets each year. Class B shares of Scudder Global Biotechnology Fund also deduct a 0.25% shareholder servicing fee from class assets each year. This means the annual expenses for Class B shares are somewhat higher (and their performance correspondingly lower) compared to Class A shares. After six years, Class B shares automatically convert to Class A shares, which has the net effect of lowering the annual expenses from the seventh year on. However, unlike Class A shares, your entire investment goes to work immediately.

Class B shares have a CDSC. This charge declines over the years you own shares and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:

---------------------------------------------------------------------
Year after you bought shares          CDSC on shares you sell
---------------------------------------------------------------------
First year                                     4.00%
---------------------------------------------------------------------
Second or third year                           3.00
---------------------------------------------------------------------
Fourth or fifth year                           2.00
---------------------------------------------------------------------
Sixth year                                     1.00
---------------------------------------------------------------------
Seventh year and later       None (automatic conversion to Class A)
---------------------------------------------------------------------


This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.

While Class B shares don't have any front-end sales charges, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class B shares may make sense for long-term investors who prefer to see all of their investment go to work right away and can accept somewhat higher annual expenses.

If you are thinking of making a large purchase in Class B shares or if you already own a large amount of Class A shares in this fund or other Scudder funds, it may be more cost efficient to purchase Class A shares instead. You should consult with your financial advisor to determine which class of shares is appropriate for you.

Class C shares

Class C shares of Scudder Health Care Fund and Scudder Technology Fund have a 12b-1 plan under which a distribution fee of 0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. Class C shares of Scudder Biotechnology Fund have a 12b-1 plan, under which a distribution fee of 0.75% is deducted from class assets each year. Class C shares of Scudder Global Biotechnology Fund also deduct a 0.25% shareholder servicing fee from class assets each year. Because of these fees, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A shares).

Unlike Class B shares, Class C shares do NOT automatically convert to Class A shares, so they continue to have higher annual expenses.

Class C shares have a CDSC, but only on shares you sell within one year of buying them:

---------------------------------------------------------------------
Year after you bought shares           CDSC on shares you sell
---------------------------------------------------------------------
First year                                      1.00%
---------------------------------------------------------------------
Second year and later                           None
---------------------------------------------------------------------

This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.

While Class C shares don't have any up-front sales charge, their higher annual expenses mean that over the years, you could end up paying more than the equivalent of the maximum allowable front-end sales charge.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class C shares may appeal to investors who plan to sell some or all shares within six years of buying them or who aren't certain of their investment time horizon.

How to Buy Shares

Once you've chosen a share class, use these instructions to make investments.

================================================================================
First investment                          Additional investments
================================================================================

$1,000 or more for regular accounts       $50 or more for regular accounts and
                                          IRA accounts
$500 or more for IRAs and Uniform
Gift/Transfer to Minors (UGMA/UTMA)       $50 or more with an Automatic
                                          Investment Plan

================================================================================
Through a financial advisor

o Contact your advisor using the method   o Contact your advisor using the
  that's most convenient for you            method that's most convenient for
                                            you
================================================================================
By mail or express mail (see below)

o Fill out and sign an application        o Send a check made out to "Scudder
                                            Funds" and a Scudder investment slip
o Send it to us at the appropriate          to us at the appropriate address
  address, along with an investment check   below

                                          o If you don't have an investment
                                            slip, simply include a letter with
                                            your name, account number, the full
                                            name of the fund and the share class
                                            and your investment instructions
================================================================================
By wire

o Call (800) 621-1048 for instructions    o Call (800) 621-1048 for instructions
================================================================================
By phone

Not available                             o Call (800) 621-1048 for instructions
================================================================================
With an automatic investment plan

Not available                             o To set up regular investments from a
                                            bank checking account, call
                                            (800) 621-1048
================================================================================
On the Internet

Not available                             o Call (800) 621-1048 to establish
                                            Internet access

                                          o Go to www.scudder.com and log in

                                          o Follow the instructions for buying
                                            shares with money from your bank
                                            account
================================================================================



--------------------------------------------------------------------------------
Regular mail:
First Investment: Scudder Investments, PO Box 219356, Kansas City, MO 64121-9356 Additional Investments: Scudder Investments, PO Box 219154, Kansas City, MO 64121-9154


Express, registered or certified mail:
Scudder Investments, 210 W. 10th Street, Kansas City, MO 64105-1614


Fax number: (800) 821-6234 (for exchanging and selling only)

How to Exchange or Sell Shares

Use these instructions to exchange or sell shares in your account.

================================================================================
Exchanging into another fund              Selling shares
================================================================================
$1,000 or more to open a new account      Some transactions, including most for
($500 for IRAs)                           over $100,000, can only be ordered in
                                          writing with a signature guarantee; if
$50 or more for exchanges between         you're in doubt, see page 51
existing accounts
================================================================================
Through a financial advisor

o Contact your advisor by the method      o Contact your advisor by the method
  that's most convenient for you            that's most convenient for you
================================================================================
By phone or wire

o Call (800) 621-1048 for instructions    o Call (800) 621-1048 for instructions
================================================================================
By mail, express mail or fax
(see previous page)

Write a letter that includes:             Write a letter that includes:

o the fund, class and account number      o the fund, class and account number
  you're exchanging out of                  from which you want to sell shares

o the dollar amount or number of shares   o the dollar amount or number of
  you want to exchange                      shares you want to sell

o the name and class of the fund you      o your name(s), signature(s) and
  want to exchange into                     address, as they appear on your
                                            account
o your name(s), signature(s) and
  address, as they appear on your account o a daytime telephone number

o a daytime telephone number
================================================================================
With an automatic exchange plan

o To set up regular exchanges from a      Not available
  fund account, call (800) 621-1048
================================================================================
With an automatic withdrawal plan

Not available                             o To set up regular cash payments from
                                            a fund account, call (800) 621-1048
================================================================================
On the Internet

o Call (800) 621-1048 to establish        o Call (800) 621-1048 to establish
  Internet access                           Internet access

o Go to www.scudder.com and log in        o Go to www.scudder.com and log in

o Follow the instructions for making      o Follow the instructions for making
  on-line exchanges                         on-line redemptions
================================================================================

Policies You Should Know About


Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through investment advisors.

If you are investing through an investment advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that an investment provider may charge fees separate from those charged by a fund.

Keep in mind that the information in this prospectus applies only to each fund's Class A, Class B and Class C shares. Certain funds have other share classes, which are described in a separate prospectus and have different fees, requirements and services.


In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 621-1048.


Policies about transactions


Each fund is open for business each day the New York Stock Exchange is open. Each fund calculates its share price for each class every business day, as of the close of regular trading on the Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time via scudder.com or ScudderACCESS.


To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The Scudder Web site can be a valuable resource for shareholders with Internet access. Go to www.scudder.com to get up-to-date information, review balances or even place orders for exchanges.

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by each fund then we may reject your application and order.

Each fund will not invest your purchase until all required and requested identification has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated (less any applicable sales charges).

If we are unable to verify your identity within time frames established by each fund, after a reasonable effort to do so, you will receive written notification.

The funds generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through investment providers must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.


QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.


Telephone and electronic transactions. Generally, you are automatically entitled to telephone transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at a later date.


Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

Exchanges are a shareholder privilege, not a right: we may reject any exchange order or require a shareholder to own shares of a fund for 15 days before we process the order for the other fund, particularly when there appears to be a pattern of "market timing" or other frequent purchases and sales. We may also reject or limit purchase orders for these or other reasons. However, there is no assurance that these policies will be effective in limiting the practice of market timing in all cases.

Each fund accepts payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, traveler's checks, starter checks, money orders, third party checks, checks drawn on foreign banks, or checks issued by credit card companies or Internet-based companies.

When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The funds can only send wires of $1,000 or more and accept wires of $50 or more.

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.

When you sell shares that have a CDSC, we calculate the CDSC as a percentage of what you paid for the shares or what you are selling them for -- whichever results in the lower charge to you. In processing orders to sell shares, we turn to the shares with the lowest CDSC first. Exchanges from one fund into another fund don't affect CDSCs. For each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment.

There are certain cases in which you may be exempt from a CDSC. These include:

o the death or disability of an account owner (including a joint owner). This waiver applies only under certain conditions. Please contact your financial advisor or Shareholder Services to determine if these conditions exist.

o withdrawals made through an automatic withdrawal plan. Such withdrawals may be made at a maximum of 12% per year of the net asset value of the account

o    withdrawals related to certain retirement or benefit plans

o redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

o for Class A shares purchased through the Large Order NAV Purchase Privilege, redemption of shares whose dealer of record at the time of the investment notifies Scudder Distributors Inc., the funds' distributor, that the dealer waives the applicable commission

o for Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

In each of these cases, there are a number of additional provisions that may apply in order to be eligible for a CDSC waiver. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

If you sell shares in a Scudder fund and then decide to invest with Scudder again within six months, you can take advantage of the "reinstatement feature." With this feature, you can put your money back into the same class of a Scudder fund at its current NAV and for purposes of sales charges it will be treated as if it had never left Scudder. You'll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy Class A shares with no sales charge, although they won't be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Shareholder Services or your financial advisor.


Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares. You may obtain additional information about other ways to sell your shares by contacting your investment provider.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

How the funds calculate share price

To calculate net asset value per share or NAV, each share class uses the following equation:

          TOTAL ASSETS - TOTAL LIABILITIES
       ----------------------------------------  =  NAV
         TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy shares is the NAV, although for Class A it will be adjusted to allow for any applicable sales charges (see "Choosing a Share Class").

The price at which you sell shares is also the NAV, although for Class B and Class C investors a CDSC may be taken out of the proceeds (see "Choosing a Share Class").

We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by a fund's Board that are intended to reflect fair value when market quotations or pricing service information are not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale.

To the extent that a fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the funds don't price their shares.

Other rights we reserve

You should be aware that we may do any of the following:

o  withdraw or suspend the offering of shares at any time

o withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide any required or requested identifying information, or for other reasons

o refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best interest or when the fund is requested or compelled to do so by governmental authority or by applicable law

o close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charges or redemption fees); you may be subject to gain or loss on the redemption of your fund shares and you may incur tax liability

o close your account and send you the proceeds if your balance falls below $1,000; we will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to most retirement accounts, if you have an automatic investment plan, to investors with $100,000 or more in Scudder fund shares or, in any case, where a fall in share price created the low balance)

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; a fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a fund's net assets, whichever is less

o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust a fund's investment minimums at any time)

o suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the fund from disposing of its portfolio securities or pricing its shares

Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) A fund may not always pay a distribution for a given period.

Each fund intends to pay dividends and distributions to its shareholders annually in December and, if necessary, may do so at other times as well.

For federal income tax purposes, income and capital gains distributions are generally taxable. However, distributions by a fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Similarly, there will be no tax consequences when a qualified retirement plan buys or sells fund shares.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested without applicable sales charges. Distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment (at NAV) is the only option.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sale of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

The tax status of fund earnings you receive and your own fund transactions generally depends on their type:

====================================================================
Generally taxed at capital         Generally taxed at ordinary
gain rates:                        income rates:
====================================================================
Distributions from a fund

o gains from the sale of           o gains from the sale of
  securities held by the fund for    securities held by the fund
  more than one year                 for one year or less

o qualified dividend income        o all other taxable income
====================================================================
Transactions involving fund shares

o gains from selling fund shares   o gains from selling fund
  held for more than one year        shares held for one year or
                                     less
====================================================================

Any investments in foreign securities may be subject to foreign withholding or other taxes. In that case, each fund's yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, any investments in foreign securities or foreign currencies may increase or accelerate each fund's recognition of ordinary income and may affect the timing or amount of each fund's distributions.

For taxable years beginning on or before December 31, 2008, distributions of investment income designated by each fund as derived from qualified dividend income are eligible for taxation in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. In addition, each fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to each fund's shares for the lower rates to apply.

For taxable years beginning on or before December 31, 2008, long- term capital gain rates applicable to individuals have been reduced to 15%. For more information, see the Statement of Additional Information, under "Taxes."

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before a fund declares a dividend, you'll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares the dividend. In tax-advantaged retirement accounts you don't need to worry about this.

Corporations may be able to take a dividends-received deduction for a portion of income dividends they receive.

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


To Get More Information

Shareholder reports -- These include commentary from each fund's management team about recent market conditions and the effects of a fund's strategies on its performance. They also have detailed performance figures, a list of everything each fund owns, and each fund's financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about each fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about each fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each fund, including each fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Scudder Investments                        SEC
--------------------------------------------------------------------------------
222 South Riverside Plaza                  Public Reference Section
Chicago, IL 60606-5808                     Washington, D.C. 20549-0102
www.scudder.com                            www.sec.gov
(800) 621-1048                             (202) 942-8090

Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808




SCUDDER
INVESTMENTS                           SEC File Numbers:

                                      Scudder Health Care Fund          811-2021
A Member of                           Scudder Global Biotechnology Fund 811-8227
Deutsche Asset Management [LOGO]      Scudder Technology Fund           811-0547

  Supplement to the currently effective Statement of Additional Information of each of the listed funds:

Cash Account Trust                                         Scudder High Yield Tax-Free Fund
  o    Government & Agency Securities Portfolio            Scudder Income Fund
  o    Money Market Portfolio                              Scudder Institutional Funds
  o    Tax-Exempt Portfolio                                  o    Cash Management Fund
Cash Equivalent Fund                                         o    Cash Reserves Fund
  o    Government & Agency Securities Portfolio              o    Scudder International Equity Fund
  o    Money Market Portfolio                                o    Scudder Equity 500 Index Fund
  o    Tax-Exempt Portfolio                                  o    Daily Assets Fund
Cash Reserve Fund, Inc.                                      o    Treasury Money Fund
  o    Prime Series                                        Scudder Intermediate Tax/AMT Free Fund
  o    Tax-Free Series                                     Scudder International Equity Fund
  o    Treasury Series                                     Scudder International Fund
Investors Cash Trust                                       Scudder International Select Equity Fund
  o    Government & Agency Securities Portfolio            Scudder Japanese Equity Fund
  o    Treasury Portfolio                                  Scudder Large Cap Value Fund
Investors Municipal Cash Fund                              Scudder Large Company Growth Fund
  o    Investors Florida Municipal Cash Fund               Scudder Large Company Value Fund
  o    Investors Michigan Municipal Cash Fund              Scudder Latin America Fund
  o    Investors New Jersey Municipal Cash Fund            Scudder Lifecycle Long Range Fund
  o    Investors Pennsylvania Municipal Cash Fund          Scudder Lifecycle Mid Range Fund
  o    Tax-Exempt New York Money Market Fund               Scudder Lifecycle Short Range Fund
Scudder 21st Century Growth Fund                           Scudder Managed Municipal Bond Fund
Scudder Aggressive Growth Fund                             Scudder Massachusetts Tax-Free Fund
Scudder Advisor Funds                                      Scudder Mid Cap Growth Fund
  o    Cash Management                                     Scudder Micro Cap Fund
  o    New York Tax Free Money                             Scudder Money Funds
  o    Tax-Free Money                                        o    Scudder Government & Agency Money Fund
  o    Treasury Money                                        o    Scudder Money Market Fund
  o    PreservationPlus Income Fund                          o    Scudder Tax-Exempt Money Fund
Scudder Advisor Funds III                                  Scudder Money Market Series
  o    Money Market                                        Scudder Municipal Bond Fund
  o    PreservationPlus Fund                               Scudder New Europe Fund
Scudder Balanced Fund                                      Scudder New York Tax-Free Income Fund
Scudder Blue Chip Fund                                     Scudder Pacific Opportunities Fund
Scudder California Tax-Free Income Fund                    Scudder Pathway Series: Conservative Portfolio
Scudder Capital Growth Fund                                Scudder Pathway Series: Growth Portfolio
Scudder Cash Investment Trust                              Scudder Pathway Series: Moderate Portfolio
Scudder Cash Reserves Fund                                 Scudder Retirement Fund -- Series V
Scudder-Dreman Financial Services Fund                     Scudder Retirement Fund -- Series VI
Scudder-Dreman High Return Equity Fund                     Scudder Retirement Fund -- Series VII
Scudder Dreman-Small Cap Value Fund                        Scudder RREEF Real Estate Securities Fund
Scudder Development Fund                                   Scudder S&P 500 Index Fund
Scudder Dynamic Growth Fund                                Scudder S&P 500 Stock Fund
Scudder EAFE Equity Index Fund                             Scudder Select 500 Fund
Scudder Emerging Markets Debt Fund                         Scudder Short Duration Fund
Scudder Emerging Markets Growth Fund                       Scudder Short-Term Bond Fund
Scudder Emerging Markets Income Fund                       Scudder Short-Term Municipal Bond Fund
Scudder Fixed Income Fund                                  Scudder Small Cap Growth Fund
Scudder Flag Investors Communications Fund                 Scudder Small Company Stock Fund
Scudder Flag Investors Equity Partners Fund                Scudder Small Company Value Fund
Scudder Flag Investors Value Builder Fund                  Scudder Strategic Income Fund
Scudder Florida Tax-Free Income Fund                       Scudder Target 2010 Fund
Scudder Focus Value Plus Growth Fund                       Scudder Target 2011 Fund
Scudder Global Biotechnology Fund                          Scudder Target 2012 Fund
Scudder Global Bond Fund                                   Scudder Target 2013 Fund
Scudder Global Discovery Fund                              Scudder Tax Advantaged Dividend Fund
Scudder Global Fund                                        Scudder Tax-Free Money Fund
Scudder GNMA Fund                                          Scudder Technology Fund
Scudder Gold and Precious Metals Fund                      Scudder Technology Innovation Fund
Scudder Greater Europe Growth Fund                         Scudder Total Return Bond Fund
Scudder Growth Fund                                        Scudder Total Return Fund
Scudder Growth & Income Fund                               Scudder US Bond Index Fund
Scudder Health Care Fund                                   Scudder US Government Securities Fund
Scudder High Income Fund                                   Scudder U.S. Treasury Money Fund
Scudder High Income Plus Fund                              Scudder Worldwide 2004 Fund
Scudder High Income Opportunity Fund


Scudder Yieldwise Funds                                      o    SVS Davis Venture Value Portfolio
  o    Scudder Yieldwise Government & Agency Money Fund      o    SVS Dreman Financial Services Portfolio
  o    Scudder Yieldwise Money Fund                          o    SVS Dreman High Return Equity Portfolio
  o    Scudder Yieldwise Municipal Money Fund                o    SVS Dreman Small Cap Value Portfolio
Scudder Investments VIT Funds                                o    SVS Eagle Focused Large Cap Growth Portfolio
  o    Scudder EAFE Equity Index Fund                        o    SVS Focus Value+Growth Portfolio
  o    Scudder Equity 500 Index Fund                         o    SVS Index 500 Portfolio
  o    Scudder Real Estate Securities Portfolio              o    SVS Invesco Dynamic Growth Portfolio
  o    Scudder Small Cap Index Fund                          o    SVS Janus Growth and Income Portfolio
Scudder Variable Series I                                    o    SVS Janus Growth Opportunities Portfolio
  o    Scudder Bond Portfolio                                o    SVS MFS Strategic Value Portfolio
  o    Scudder Balanced Portfolio                            o    SVS Turner Mid Cap Growth Portfolio
  o    Scudder Growth and Income Portfolio                   o    SVS Oak Strategic Equity Portfolio
  o    Scudder Capital Growth Portfolio                      o    Scudder Fixed Income Portfolio
  o    Scudder 21st Century Growth Portfolio                 o    Scudder Global Blue Chip Portfolio
  o    Scudder Global Discovery Portfolio                    o    Scudder Government & Agency Securities Portfolio
  o    Scudder International Portfolio                       o    Scudder Growth Portfolio
  o    Scudder Health Sciences Portfolio                     o    Scudder High Income Portfolio
  o    Money Market Portfolio                                o    Scudder International Select Equity Portfolio
Scudder Variable Series II                                   o    Scudder Money Market Portfolio
  o    Scudder Aggressive Growth Portfolio                   o    Scudder Small Cap Growth Portfolio
  o    Scudder Blue Chip Portfolio                           o    Scudder Strategic Income Portfolio
  o    Scudder Conservative Income Strategy Portfolio        o    Scudder Technology Growth Portfolio
  o    Scudder Growth and Income Strategy Portfolio          o    Scudder Total Return Portfolio
  o    Scudder Growth Strategy Portfolio                   Tax-Exempt California Money Market Fund
  o    Scudder Income and Growth Strategy Portfolio
  o    Scudder Large Cap Value Portfolio

The following paragraph supplements the "Directors/Trustees and Officers" section of each Fund's Statement of Additional Information:

Agreement to Indemnify Independent Directors/Trustees for Certain Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Funds, each Fund's investment advisor has agreed, subject to applicable law and regulation, to indemnify and hold harmless the applicable Funds against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Funds or the investment advisor ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Funds against the Funds, their directors and officers, the Funds' investment advisor and/or certain other parties ("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the applicable Funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, each Fund's investment advisor has also agreed, subject to applicable law and regulation, to indemnify the applicable Funds' Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. The applicable investment advisor is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action with respect to which the applicable Fund's Board determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Funds or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee's duties as a director or trustee of the Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by each Fund's investment advisor will survive the termination of the investment management agreements between the applicable investment advisor and the Funds.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE



October 20, 2004

Supplement to the Statement of Additional Information
-----------------------------------------------------

The following information supplements the section of the statement of additional information entitled "Investment Objective/Policies and Techniques":

The Fund's complete portfolio holdings as of the end of each calendar month are posted on [website name] ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until the Fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the [website name] information is current (expected to be not more than three months). It is the Fund's policy not to disseminate nonpublic holdings except in accordance with policies and procedures adopted by the Fund.

The Fund's procedures allow disclosure to affiliates of DeAM only for the purposes of providing services to the Fund and subject to the Fund's procedures.

The Fund's procedures permit nonpublic portfolio holdings information to be shared with sub-advisers, pricing services, proxy voting services, custodians, brokers and other service providers to the Fund who require access to this information to fulfill their duties to the Fund subject to the requirements described below. This information may also be disclosed to certain mutual fund analysts and rating and tracking agencies, such as Morningstar and Lipper Services, or other entities that have a legitimate business purpose in receiving the information sooner than 15 days after month-end or on a more frequent basis as applicable subject to the requirements described below

Prior to any disclosure of the Fund's nonpublic portfolio holdings information to the foregoing types of entities or persons, a person authorized by the Board must make a good faith determination in light of the facts then known that the Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of the Fund's shareholders, and that the recipient assents or otherwise has a duty to keep the information confidential and agrees not to trade based on the information, or to use the information to form a specific recommendation about whether to invest in the Fund or any other security. Information regarding arrangements to disclose the Fund's nonpublic portfolio holdings information will be provided to the Fund's Trustees/Directors.

                       STATEMENT OF ADDITIONAL INFORMATION


                                                                 January 1, 2005


SCUDDER INVESTORS FUNDS, INC.

Scudder Japanese Equity Fund (formerly Flag Investors Japanese Equity Fund) - Class S

Scudder Investors Funds, Inc. (the "Corporation") is an open-end, management investment company that offers investors a selection of investment portfolios, each having separate and distinct investment objectives and policies. This Statement of Additional Information ("SAI") provides supplementary information pertaining to the Scudder Japanese Equity Fund (the "fund").


Prior to August 20, 2004, Scudder Japanese Equity Fund invested all of its investable assets in the Japanese Equity Portfolio (the "Portfolio"), a series of Scudder Investors Portfolios Trust, a diversified open-end management investment company having the same investment objective as the fund. Since August 20, 2004, Scudder Japanese Equity Fund is now operating as a stand alone mutual fund that directly acquires and manages its own portfolio of securities. The fund may in the future seek to achieve its investment objective by investing all of its net assets in an investment company having the same investment policies and restrictions as those of the fund.

The fund's Class S Prospectus, dated January 1, 2005 (the "Prospectus"), as it may be amended, revised or supplemented from time to time, provides the basic information investors should know before investing. This SAI, which is not a Prospectus, is intended to provide additional information regarding the activities and operations of the fund and should be read only in conjunction with the Prospectus. You may request a copy of the Prospectus or a copy of this SAI, free of charge by written request at the address, or by calling the telephone number, listed below. This SAI is not an offer of any fund for which an investor has not received a Prospectus. Capitalized terms not otherwise defined in this SAI have the meanings given to them in the fund's Prospectus. The financial statements for the fund for the fiscal year ended August 31, 2004 (audited) are incorporated herein by reference to the Annual Report to shareholders for the fund dated August 31, 2004 (audited). A copy of the fund's Annual Report may be obtained without charge by written request at the address, or by calling the telephone number, listed below.


                       SCUDDER DISTRIBUTORS, INC. ("SDI")
                            222 South Riverside Plaza
                                Chicago, IL 60606
                             TOLL-FREE 1-800-SCUDDER

                                TABLE OF CONTENTS

                                                                            Page

GENERAL INFORMATION AND HISTORY................................................1

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS...............................1

INVESTMENT POLICIES............................................................2

MANAGEMENT OF THE FUND........................................................33

   Underwriter................................................................36
   Transfer Agent and Dividend Disbursing Agent...............................37
   Administrator..............................................................37
   Administrative Agent to the Fund...........................................38
   Custodian and Fund Accountant..............................................38
   Independent Registered Public Accounting Firm..............................39
   Legal Counsel..............................................................39

PURCHASE AND REDEMPTION OF SHARES.............................................39

NET ASSET VALUE...............................................................44

TAX INFORMATION...............................................................45

DIRECTORS AND OFFICERS........................................................49

SHAREHOLDER RIGHTS AND BENEFICIAL OWNERSHIP INFORMATION.......................56

PROXY VOTING GUIDELINES.......................................................58

FINANCIAL INFORMATION.........................................................59

                         GENERAL INFORMATION AND HISTORY

Scudder Investors Funds, Inc., formerly Deutsche Investors Funds, Inc. and Flag Investors Funds, Inc. (the "Corporation"), is an open-end management investment company. Prior to May 19, 2003, the Corporation was known as Deutsche Investors Funds, Inc. Prior to March 15, 2001, the Corporation was known as Flag Investors Funds, Inc. Prior to January 18, 2000, the Corporation was known as Deutsche Funds, Inc. Prior to May 5, 1998, the Corporation was known as Deutsche Family of Funds, Inc. The Corporation currently offers three funds.



Important information concerning the Corporation and the fund is included in the fund's Prospectus, which may be obtained without charge from the fund's distributor (the "Distributor"). The Prospectus may also be obtained from Shareholder Service Agents. Some of the information required to be in this Statement of Additional Information is also included in the fund's current Prospectus. To avoid unnecessary repetition, references are made to related sections of the Prospectus. In addition, the Prospectuses and this Statement of Additional Information omit certain information about the fund and its business that is contained in the Registration Statement for the fund and its Shares filed with the Securities and Exchange Commission (the "SEC"). Copies of the Registration Statement as filed, including such omitted items, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

The Corporation was incorporated under the laws of the State of Maryland on May 22, 1997. The Corporation filed a registration statement with the SEC registering itself as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and its Shares under the Securities Act of 1933, as amended (the "1933 Act").

                INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

Investment Objective


The following is a description of the fund's investment objective. There can, of course, be no assurance that the fund will achieve its investment objective.

The investment objective of the fund is to seek high capital appreciation.

The fund seeks to achieve its objective by investing primarily in Japanese securities (including American Depository Receipts), as described below. Under normal conditions, the fund will invest at least 80% of its assets, plus any borrowings for investment purposes, in Japanese equity securities, that is, equity securities issued by entities that are organized under the laws of Japan ("Japanese companies"), securities of affiliates of Japanese companies, wherever organized and traded, and securities of issuers not organized under the laws of Japan but deriving 50% or more of their revenues from Japan. In doing so, the fund's investments in Japanese securities will be primarily in common stocks of Japanese companies. However, the fund may also invest in other equity securities issued by Japanese entities, such as warrants and convertible debentures, and in debt securities, such as those of the Japanese government and of Japanese companies, when the fund's advisor and sub-advisor (the "Advisor") believes the potential for capital appreciation from investment in debt securities equals or exceeds that available from investment in equity securities.

The fund may invest in a broad range of fixed income securities of all maturities, however the fund may invest up to 20% of its total assets in cash or in short-term government or other short-term prime obligations in order to have funds readily available for general corporate purposes, including the payment of operating expenses, dividends and redemptions, or the investment in securities through exercise of rights or otherwise, or in repurchase agreements in order to earn income for periods as short as overnight. Where the Advisor determines that market or economic conditions so warrant, the fund may, for temporary defensive purposes, invest up to 100% of its total assets in cash and cash equivalents. For instance, there may be periods when changes in market or other economic conditions, or in political conditions, will make advisable a reduction in equity positions and increased commitments in cash or corporate debt securities, whether or not Japanese, or in the obligations of the government of the United States or of Japan or of other governments. To the extent this happens, the fund will not be pursuing its objective of high capital appreciation.

The fund may also invest up to 30% of its net assets in the equity securities of Japanese companies that are traded in an over-the-counter market rather than listed on a securities exchange. These are generally securities of relatively small or little-known companies that the fund's Advisor believes have above-average earnings growth potential. Securities that are traded over-the-counter may not be traded in the volumes typical on a national securities exchange. Consequently, in order to sell this type of holding, in a relatively short time period, the fund may need to discount the securities from recent prices or dispose of the securities over a long period of time. The prices of this type of security may be more volatile than those of larger companies, which are often traded on a national securities exchange.

The fund purchases and holds securities that the Advisor believes have the potential for long-term capital appreciation; investment income is a secondary consideration in the selection of portfolio securities. It is not the policy of the fund to trade in securities or to realize gain solely for the purpose of making a distribution to its shareholders.

It is not the policy of the fund to make investments for the purpose of exercising control over management or that would involve promotion or business management or that would subject the fund to unlimited liability.


                               INVESTMENT POLICIES


The principal investment strategies of the fund, and the risks associated with these strategies, are described in the fund's prospectus. Additional information is provided below. Any percentage limitation on the fund's ability to invest in debt securities will not be applicable during periods when the fund pursues a temporary defensive strategy as discussed below. The fund is not obligated to pursue any of these strategies and does not represent that these techniques are available now or will be available at any time in the future.


Investment Objective  and Policies




The fund's investment objective and its fundamental investment policies cannot be changed unless authorized by the "vote of a majority of its outstanding voting securities," which is defined as a vote of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or represented by proxy; or (ii) more than 50% of the outstanding voting securities, whichever is less. The fund's non-fundamental investment policies, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change of these limitations become effective.


Unless otherwise noted and except with respect to borrowing money, there will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken even if there is a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

Fundamental Investment Policies


The fund has elected to be classified as a diversified series of an open-end investment company. A diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

Under normal circumstances, at least 80% of the fund's assets are invested in equity securities issued by Japanese companies, which may include, for the purposes of meeting such 80% minimum, up to 5% of the assets in securities that grant the right to acquire Japanese securities.

The fund may not purchase securities or other obligations of issuers conducting their principal business activity in the same industry if its investments in such industry would equal or exceed 25% of the value of the fund's total assets, provided that the foregoing limitation shall not apply to investments in securities issued by the US government or its agencies or instrumentalities. Unless Sections 8(b)(1) and 13(a) of the 1940 Act or any SEC or SEC staff interpretations thereof are amended or modified, the fund may not:


1. Purchase any security if, as a result, 25% or more of its total assets would be invested in securities of issuers in any single industry. This limitation shall not apply to securities issued or guaranteed as to principal or interest by the US government or instrumentalities.

2. Issue senior securities. For purposes of this restriction, borrowing money in accordance with paragraph 3 below, making loans in accordance with paragraph 7 below, the issuance of Shares in multiple classes or series, the purchase or sale of options, futures contracts, forward commitments, swaps and transactions in repurchase agreements are not deemed to be senior securities.


3. Borrow money, except in amounts not to exceed one-third of the fund's total assets (including the amount borrowed) (i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of interests in fund Shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) pursuant to reverse repurchase agreements entered into by the fund.

4. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the fund may be deemed to be an underwriter under the Securities Act of 1933 (the "1933 Act").

5. Purchase or sell real estate except that the fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the fund as a result of the ownership of securities.

6. Purchase or sell commodities or commodity contracts, except the fund may purchase and sell financial futures contracts, options on financial futures contracts and warrants and may enter into swap and forward commitment transactions.

7. Make loans, except that the fund may (i) lend portfolio securities with a value not exceeding one-third of the fund's total assets, (ii) enter into repurchase agreements, and (iii) purchase all or a portion of an issue of debt securities (including privately issued debt securities), bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

Non-Fundamental Investment Policies


The fund may:

1. Invest up to 5% of the total assets of the fund in shares of investment companies, provided these shares are offered to the public without limitation on the number of shares, the shareholders have the right to redeem their shares, and the investment companies have investment policies consistent with those of the fund. The fund may not own more than 3% of the total outstanding voting stock of any other investment company. As a shareholder of another investment company, the fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees.

2. Not acquire any illiquid investments, such as repurchase agreements with more than seven days to maturity, if as a result thereof, more than 15% of the market value of the fund's net assets would be in investments that are illiquid;


3. Not invest more than 10% of its net assets in unlisted securities and Notes;

4. Not sell any security short, except to the extent permitted by the 1940 Act. Transactions in futures contracts and options shall not constitute selling securities short; or


5. Not purchase securities on margin, but the fund may obtain such short-term credits as may be necessary for the clearance of transactions.

      Note: In connection with the first non-fundamental policy, shares of another securities investment fund managed by the Advisor or by another investment advisor affiliated with the Advisor through a substantial direct or indirect interest may be purchased, subject to certain limitations, if the other investment fund according to its investment policies specializes in a specific geographic area or economic sector. The fund would not, however, pay a sales charge when investing in an investment company managed by the Advisor or its affiliates. In addition, no management or advisory fees would be paid by the fund with respect to its assets which are invested in investment companies managed by the Advisor or its affiliates.

Securities in which the Fund Invests

Following is a table that indicates which types of securities are:

o     P = PRINCIPAL investments of the fund; (bolded in chart)

o     A = ACCEPTABLE (but not principal) investments of the fund


      -----------------------------------------------------------------------
                                                                 Type
                                                              of Security
      -----------------------------------------------------------------------
      Equity Securities                                            P
      -----------------------------------------------------------------------
         Common Stocks                                             P
      -----------------------------------------------------------------------
         Warrants                                                  A
      -----------------------------------------------------------------------
         Preferred Stocks                                          A
      -----------------------------------------------------------------------
         Convertible Securities                                    A
      -----------------------------------------------------------------------
         Participation Certificates                                A
      -----------------------------------------------------------------------
         Real Estate Investment Trusts ("REITs")                   A
      -----------------------------------------------------------------------
         Initial Public Offerings ("IPOs")                         A
      -----------------------------------------------------------------------

      -----------------------------------------------------------------------
                                                                 Type
                                                              of Security
      -----------------------------------------------------------------------
      Fixed Income Securities                                      A
      -----------------------------------------------------------------------
         Corporate Debt Securities                                 A
      -----------------------------------------------------------------------
         US Government Securities                                  A
      -----------------------------------------------------------------------
         Treasury Securities                                       A
      -----------------------------------------------------------------------
         Agency Securities                                         A
      -----------------------------------------------------------------------
         Variable Rate Securities                                  A
      -----------------------------------------------------------------------
         Demand Instruments                                        A
      -----------------------------------------------------------------------
         Insurance Contracts                                       A
      -----------------------------------------------------------------------
         Zero Coupon Securities                                    A
      -----------------------------------------------------------------------
         Deferred Interest Bonds                                   A
      -----------------------------------------------------------------------

      -----------------------------------------------------------------------
      Short-Term Instruments                                       A
      -----------------------------------------------------------------------
         Commercial Paper                                          A
      -----------------------------------------------------------------------
         Bank Instruments                                          A
      -----------------------------------------------------------------------
         Repurchase Agreements                                     A
      -----------------------------------------------------------------------
         Reverse Repurchase Agreements                             A
      -----------------------------------------------------------------------

      -----------------------------------------------------------------------
      Derivative Contracts                                         A
      -----------------------------------------------------------------------
         Options on Securities                                     A
      -----------------------------------------------------------------------
         Options on Securities Indices                             A
      -----------------------------------------------------------------------
         Options on Foreign Securities Indices                     A
      -----------------------------------------------------------------------
         Futures Contracts                                         A
      -----------------------------------------------------------------------
         Futures Contracts on Securities Indices                   A
      -----------------------------------------------------------------------
         Options on Futures Contracts                              A
      -----------------------------------------------------------------------
         Warrants on Futures Contracts                             A
      -----------------------------------------------------------------------
         Swap Agreements                                           A
      -----------------------------------------------------------------------
         Interest Rate Swaps                                       A
      -----------------------------------------------------------------------
         Caps and Floors                                           A
      -----------------------------------------------------------------------
         Total Return Swaps                                        A
      -----------------------------------------------------------------------

      -----------------------------------------------------------------------
      Securities of Non-US Based Issuers                           P
      -----------------------------------------------------------------------
         Foreign Government Debt Securities                        A
      -----------------------------------------------------------------------
         Brady Bonds                                               A
      -----------------------------------------------------------------------

      -----------------------------------------------------------------------
      Other Investments
      -----------------------------------------------------------------------
         To Be Announced Securities ("TBA")                        A
      -----------------------------------------------------------------------
         Special Transactions                                      A
      -----------------------------------------------------------------------
         When-Issued and Delayed Delivery Securities               A
      -----------------------------------------------------------------------
         Securities Lending                                        A
      -----------------------------------------------------------------------
         Borrowing                                                 A
      -----------------------------------------------------------------------
         Interests in Other Limited Liability Companies            A
      -----------------------------------------------------------------------

Equity Securities


Under normal market conditions, the fund invests at least 80% of its assets in equity securities to the extent consistent with its investment objectives and policies. As used herein, "equity securities" include common stock, preferred stock, trust or limited partnership interests, rights and warrants (to subscribe to or purchase such securities) and convertible securities (consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock), as well as any other type of investment commonly viewed as an equity security.

      Common Stock


      Common stocks, the most familiar type of equity securities, represent an equity (i.e., ownership) interest in a corporation. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Although equity securities have a history of long-term growth in value, their prices can fluctuate significantly based on changes in a company's financial condition as well as changes in overall market and economic conditions. This affects the value of the shares of the fund, and thus the value of your investment. Smaller companies are especially sensitive to these factors.


      Warrants


      The fund may purchase warrants in value of up to 10% of the fund's net assets. Warrants are securities that give the fund the right but not the obligation to buy a specified number of shares of common stock at a specified price, which is often higher than the market price at the time of issuance, for a specified period (or in perpetuity). Warrants may be issued in units with other securities or separately, and may be freely transferable and traded on exchanges. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and thus, is a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor's risk; however, in the event of a decline in the value of the underlying security leveraging and can result in a complete loss of the amount invested in the warrant.

      While the market value of a warrant tends to be more volatile than that of the securities underlying the warrant, changes in the market value of a warrant may not necessarily correlate with that of the underlying security. A warrant ceases to have value if it is not exercised prior to the expiration date, if any, to which the warrant is subject. The purchase of warrants involves the risk that the fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. The value of the warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in the interest rates or dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, market factors or any combination thereof. Also warrants do not entitle the holder to dividends or voting rights with respect to the underlying securities and do not represent any rights to the assets of the issuing company.


      Preferred Stocks

      Preferred stock has a preference (i.e., ranks higher) in liquidation (and generally in receiving dividends) over common stock but is subordinated (i.e., ranks lower) in liquidation to fixed income securities. Dividends on preferred stocks may be cumulative, and in such cases, all cumulative dividends usually must be paid prior to dividend payments to common stock shareholders. Because of this preference, preferred stocks generally entail less risk than common stocks. As a general rule, the market value of preferred stocks with fixed dividend rates and no conversion rights moves inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (e.g., common stock) at a fixed price and ratio upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks.

      Preferred stocks are generally subject to the same types of credit risks as corporate bonds. In addition, because preferred stock is subordinate to debt securities and other obligations of an issuer, deterioration in the credit rating of an issuer can cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by the Standard & Poor's Division of the McGraw-Hill Companies, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch"), although there is no minimum rating which a preferred stock must have to be an eligible instrument of the fund. Generally, however, the preferred stocks in which the fund invests will be rated at least CCC by S&P, Caa by Moody's or CCC by Fitch, or, if unrated, of comparable quality in the opinion of the Advisor. Preferred stocks rated CCC by S&P are regarded as predominately speculative with respect to the issuer's capacity to pay preferred stock obligations and represent the highest degree of speculation among rated securities between BB and CCC; preferred stocks rated Caa by Moody's are likely to be in arrears on dividend payments. Moody's ratings with respect to preferred stocks do not purport to indicate the future status of payment of dividends.


      Convertible Securities

      A convertible security is a bond or preferred stock which may be converted at a stated price within a specific period of time into a specified number of shares of common stock of the same or different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but are generally subordinate to non-convertible debt securities. While providing a fixed income stream, they are generally higher in yield than in the income derived from a common stock but lower than that afforded by a non-convertible debt security. A convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of common stock to which it is convertible.


      The option allows the fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the fund may hold fixed income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the fund could realize an additional $2 per share by converting its fixed income securities. Convertible securities have lower yields than comparable fixed income securities.


      The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claim on assets and earnings are subordinated to the claims of all creditors and senior to the claims of common shareholders.

      In general, the market value of a convertible security is the greater of its investment value (its value as a fixed income security) or its conversion value (the value of the underlying shares of common stock if the security is converted). As a fixed income security, the market value of a convertible security generally increases when interest rates decline and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

      Participation Certificates

      Certain companies have issued participation certificates which entitle the holder to participate only in dividend distributions, generally at rates above those declared on the issuers' common stock, but not to vote, nor usually to any claim for assets in liquidation. Participation certificates trade like common stock on their respective stock exchanges. Such securities may have higher yields, but they may be less liquid than common stock. The Advisor believes that certain participation certificates have potential for long-term appreciation, depending on their price relative to that of the issuer's equity securities (if publicly traded) and other criteria.

      Real Estate Investment Trusts (REITS)

      REITs are real estate investment trusts that lease, operate and finance commercial real estate. REITs are exempt from federal corporate income tax if they limit their operations and distribute most of their income. Such tax requirements limit a REIT's ability to respond to changes in the commercial real estate market.

      Initial Public Offerings (IPOs)


      The fund may invest in IPOs. IPOs may be very volatile, rising and falling rapidly based on, among other reasons, investor perceptions rather than economic reasons. Additionally, IPOs may have a magnified performance effect on a portfolio with a small asset base. The fund may not experience a similar impact on its performance as its assets grow, as it is unlikely that the fund will be able to obtain proportionately larger IPO allocations.


Fixed Income Securities


The fund may invest in a broad range of domestic and foreign fixed income (debt) securities. The fixed income securities in which the fund invests must be rated investment grade (in one of the four highest rating categories) by one or more nationally recognized statistical ratings organizations ("NRSRO") or be of comparable quality to securities having such ratings, as determined by the Advisor.


Fixed income securities, including (but not limited to) bonds, are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values.


The value of fixed income securities in the fund generally varies inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

In periods of declining interest rates, the yield (the income generated over a stated period of time) of the fixed income securities in which the fund holds may tend to be higher than prevailing market rates. In periods of rising interest rates, the yield may tend to be lower. Also, when interest rates are falling, the inflow of net new money to the fund will likely be invested in portfolio instruments producing lower yields than the balance of the fund's fixed income investments. In periods of rising interest rates, the opposite can be true.


      Fixed Income Security Risk


      Fixed income securities generally expose the fund to four types of risk:
      (1) interest rate risk (the potential for fluctuations in bond prices due to changing interest rates); (2) income risk (the potential for a decline in the fund's income due to the falling market interest rates); (3) credit risk (the possibility that a bond issuer will fail to make timely payments of either interest or principal to the fund); and (4) prepayment risk or call risk (the likelihood that, during a period of falling interest rates, securities with high stated interest rates will be prepaid, or "called" prior to maturity, requiring the fund to invest the proceeds at the generally lower interest rates).


      Corporate Debt Securities


      The fund may invest in corporate debt securities. Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.


      In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment. For example, higher-ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities.

      US Government Securities (Including US Treasury Securities and Agency Securities)


      The fund may invest its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities. These securities, including those which are guaranteed by federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, it may not be possible to assert a claim against the United States itself in the event the agency or instrumentality issuing or guaranteeing the security for ultimate repayment does not meet its commitments. Securities which are not backed by the full faith and credit of the United States include, but are not limited to, securities of the Tennessee Valley Authority, Fannie Mae, the US Postal Service and the Resolution Funding Corporation (REFCORP), each of which has a limited right to borrow from the US Treasury to meet its obligations, and securities of the Federal Farm Credit System, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation (FHLMC) and the Student Loan Marketing Association (Sallie Mae), the obligations of each of which may be satisfied only by the individual credit of the issuing agency. Securities which are backed by the full faith and credit of the United States include Treasury bills, Treasury notes, Treasury bonds and pass-through obligations of the Government National Mortgage Association (GNMA), the Farmers Home Administration and the Export-Import Bank. There is no percentage limitation with respect to investments in US government securities.


      Variable Rate Securities


      The fund may invest in long-term maturity securities which are subject to frequently available put option or tender option features under which the holder may put the security back to the issuer or its agent at a predetermined price (generally par) after giving specified notice. The interest rate on a variable rate security changes at intervals according to an index or a formula or other standard measurement as stated in the bond contract. One common method is to calculate the interest rate as a percentage of the rate paid on selected issues of Treasury securities on specified dates. The put option or tender option right is typically available to the investor on a weekly or monthly basis although on some demand securities the investor has a daily right to exercise the put option. Variable rate securities with the put option exercisable on dates on which the variable rate changes are often called "variable rate demand notes."

      The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and the fund could suffer a loss if the issuer defaults or during periods in which the fund is not entitled to exercise its demand rights. Variable and floating rate instruments held by the fund will be treated as illiquid securities subject to the fund's limitation on investments in illiquid securities when a reliable trading market for the instruments does not exist and the fund may not demand payment of the principal amount of such instruments within seven days.


      Demand Instruments


      Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The fund treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.


      Insurance Contracts


      Insurance contracts include guaranteed investment contracts, funding agreements and annuities. The fund treats these contracts as fixed income securities.

      Zero Coupon Securities and Deferred Interest Bonds

      Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities are redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accrued over the life of the security, and the accrual constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturities but that pay interest periodically.

      While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond's term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash.


The fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the fund's distribution obligations. See the section entitled "Tax Information."


Short-Term Instruments


Short-term instruments consist of foreign and domestic: (1) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (2) other short-term debt securities rated AA or higher by "S&P" or Aa or higher by "Moody's" or, if unrated, deemed to be of comparable quality in the opinion of the Advisor; (3) commercial paper;
(4) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (5) repurchase agreements. At the time the fund invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody's; outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's; or, if no such ratings are available, the instrument must be deemed to be of comparable quality in the opinion of the Advisor. These instruments may be denominated in US dollars or in foreign currencies. The fund may invest in bank deposits and money market instruments maturing in less than 12 months.

The fund may also invest in separately traded principal and interest components of securities guaranteed or issued by the US government or its agencies, instrumentalities or sponsored enterprises if such components trade independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS") or any similar program sponsored by the US government. STRIPS are sold as zero coupon securities. See the section entitled "Zero Coupon Securities and Deferred Interest Bonds."

When in the opinion of the Advisor it is necessary to adopt a temporary defensive position because of unusual and adverse market or other conditions, up to 100% of the fund's assets may be invested in such short-term instruments. Under normal circumstances the fund will purchase bank deposits and money market instruments to invest temporary cash balances or to maintain liquidity to meet redemptions. However, for the fund, certificates of deposit from any one credit institution may not account for more than 10% of its total assets. When the fund experiences large cash inflows, for example, through the sale of securities and attractive investments are unavailable in sufficient quantities, the fund may hold short-term investments (or shares of money market mutual funds) for a limited time pending availability of such investments.

To the extent the fund engages in short-term trading, it may realize short-term capital gains or losses and incur increased transaction costs, which may affect return.

      Commercial Paper


      The fund may invest its assets in commercial paper including variable rate demand master notes issued by US corporations or by non-US corporations which are direct parents or subsidiaries of US corporations. Master notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a US commercial bank acting as agent for the payees of such notes. Master notes are callable on demand, but are not marketable to third parties. Consequently, the right to redeem such notes depends on the borrower's ability to pay on demand. At the date of investment, commercial paper must be rated within the highest rating category for short-term debt obligations by at least two (unless only rated by one) NRSROs (e.g., Moody's and S&P) or, if unrated, are of comparable quality as determined by the Advisor or under the direction of the fund's Board of Directors. Any commercial paper issued by a non-US corporation must be US dollar-denominated and not subject to non-US withholding tax at the time of purchase. Aggregate investments in non-US commercial paper of non-US issuers cannot exceed 10% of the fund's net assets. Since the fund may contain commercial paper issued by non-US corporations, it may be subject to additional investment risks with respect to those securities that are different in some respects from obligations of US issuers, such as currency exchange control regulations, the possibility of expropriation, seizure or nationalization of non-US deposits, less liquidity and more volatility in non-US securities markets and the impact of political, social or diplomatic developments or the adoption of other foreign government restrictions which might adversely affect the payment of principal and interest on securities held by the fund. If it should become necessary, greater difficulties might be encountered in invoking legal processes abroad than would be the case in the United States. There may be less publicly available information about a non-US issuer, and non-US issuers generally are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to US issuers.


      Bank Instruments


      The fund may invest its assets in US dollar-denominated negotiable certificates of deposit, fixed time deposits and bankers' acceptances of banks, savings associations and savings banks organized under the laws of the United States or any state thereof, including obligations of non-US branches of such banks, or of non-US banks or their US or non-US branches, provided that in each case, such bank has more than $500 million in total assets, and has an outstanding short-term debt issue rated within the highest rating category for short-term debt obligations by at least two (unless only rated by one) NRSROs (e.g., Moody's and S&P) or, if unrated, are of comparable quality in the opinion of the Advisor.

      There is no additional percentage limitation with respect to investments in negotiable certificates of deposit, fixed time deposits and bankers' acceptances of US branches of US banks and US branches of non-US banks that are subject to the same regulation as US banks. Since the fund may contain US dollar-denominated certificates of deposit, fixed time deposits and bankers' acceptances that are issued by non-US banks and their non-US branches, the fund may be subject to additional investment risks with respect to those securities that are different in some respects from obligations of US issuers, such as currency exchange control regulations, the possibility of expropriation, seizure or nationalization of non-US deposits, less liquidity and more volatility in non-US securities markets and the impact of political, social or diplomatic developments or the adoption of other foreign government restrictions which might adversely affect the payment of principal and interest on securities held by the fund. If it should become necessary, greater difficulties might be encountered in invoking legal processes abroad than would be the case in the United States. Issuers of non-US bank obligations may be subject to less stringent or different regulations than US bank issuers, there may be less publicly available information about a non-US issuer, and non-US issuers generally are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to US issuers. Income earned or received by the fund from sources within countries other than the United States may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States, however, may reduce or eliminate such taxes. All such taxes paid by the fund would reduce its net income available for distribution to. While early withdrawals are not contemplated, fixed time deposits are not readily marketable and may be subject to early withdrawal penalties, which may vary. Assets of the fund are not invested in obligations of the Advisor, the Distributor, or in the obligations of the affiliates of any such organization. Assets of the fund are also not invested in fixed time deposits with a maturity of over seven calendar days, or in fixed time deposits with a maturity of from two business days to seven calendar days if more than 10% of the fund's net assets would be invested in such deposits.

      Repurchase Agreements


      Repurchase agreements may be entered into by the fund only with a "primary dealer" (as designated by the Federal Reserve Bank) in US government securities. This is an agreement in which the seller (the "Lender") of a security agrees to repurchase from the fund the security sold at a mutually agreed upon time and price. As such, it is viewed as the lending of money to the Lender. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time assets of the fund are invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements is usually short, from overnight to one week, and at no time are assets of the fund invested in a repurchase agreement with a maturity of more than one year. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. The fund always receives as collateral securities which are issued or guaranteed by the US government, its agencies or instrumentalities. Collateral is marked to market daily and has a market value including accrued interest at least equal to 100% of the dollar amount invested on behalf of the fund in each agreement along with accrued interest. Payment for such securities is made for the fund only upon physical delivery or evidence of book-entry transfer to the account of the fund's custodian. If the Lender defaults, the fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the Lender, realization upon the collateral on behalf of the fund may be delayed or limited in certain circumstances. A repurchase agreement with more than seven days to maturity may not be entered into by the fund if, as a result, more than 10% of the fund's net assets would be invested in such repurchase agreements together with any other investment for which market quotations are not readily available.


      Reverse Repurchase Agreements


      Reverse repurchase agreements may be entered into by the fund only with a "primary dealer" (as designated by the Federal Reserve Bank) in US government securities. This is an agreement in which the fund agrees to repurchase securities sold by it at a mutually agreed upon time and price. As such, it is viewed as the borrowing of money by the fund. Proceeds of borrowings under reverse repurchase agreements are available for investment and other purposes for the fund. Such purposes may involve the speculative factor known as "leverage". If interest rates rise during the term of a reverse repurchase agreement utilized for leverage, the value of the securities to be repurchased by the fund as well as the value of securities purchased with the proceeds will decline. Proceeds of a reverse repurchase transaction are not invested for a period which exceeds the duration of the reverse repurchase agreement. A reverse repurchase agreement is not entered into by the fund if, as a result, more than one-third of the market value of the fund's total assets, less liabilities other than the obligations created by reverse repurchase agreements, is engaged in reverse repurchase agreements. In the event that such agreements exceed, in the aggregate, one-third of such market value, the amount of the fund's obligations created by reverse repurchase agreements is reduced within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe. A segregated account with the custodian is established and maintained for the fund with liquid assets in an amount at least equal to the fund's purchase obligations under its reverse repurchase agreements. Such a segregated account consists of liquid, high grade debt securities marked to market daily, with additional liquid assets added when necessary to insure that at all times the value of such account is equal to the purchase obligations.


Derivative Securities


The fund may invest in various instruments that are commonly known as "derivatives." Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset or market index. Some "derivatives" such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile and/or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There is a range of risks associated with those uses. For example, the fund may use futures and options as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities and for traditional hedging purposes to attempt to protect the fund from exposure to changing interest rates, securities prices or currency exchange rates and for cash management or other investment purposes. The use of derivatives may result in leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances, lead to significant losses. The fund will limit the leverage created by its use of derivatives for investment purposes by "covering" such positions as required by the SEC. The Advisor may use derivatives for hedging and risk management purposes, such as in circumstances where the Advisor believes they offer an economical means of gaining exposure to a particular asset class but not for speculation. In addition, derivatives will not be used to acquire exposure to changes in the value of assets or indexes that by themselves would not be purchased for the fund. The use of derivatives for non-hedging purposes may be considered speculative.

The fund's investment in options, futures or forward contracts and similar strategies depends on the Advisor's judgment as to the potential risks and rewards of different types of strategies. Options and futures can be volatile investments, and may not perform as expected. If the Advisor applies a hedge at an inappropriate time or judges price trends incorrectly, options and futures strategies may lower the fund's return. The fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. Options and futures traded on foreign exchanges generally are not regulated by US authorities, and these exchanges may offer less liquidity and less protection to the fund in the event of default by the other party to the contract.

Many derivative contracts are traded on securities or commodities exchanges. Most derivative contracts bought and sold by the fund must be admitted to official listing on a recognized futures or securities exchange and the securities underlying the options must be within the applicable investment objectives and policies of the fund. These exchanges set all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts (marked to market). This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts. These options place greater reliance on the dealer to fulfill the terms of the options, and therefore entail greater risk to the fund.


Transactions in options, futures contracts, options on futures contracts and forward contracts entered into for non-hedging purposes involve greater risk and could result in losses which are not offset by gains on other portfolio assets.

      Options on Securities


      The fund may purchase and write (sell) put and call options on stocks. Options are rights, but not obligations, to buy or sell an underlying asset for a specified price (the exercise price) during, or at the end of, a specified period. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying stock at the exercise price at any time during the option period. Similarly, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying stock at the exercise price at any time during the option period.

      The fund may write (sell) covered call and put options to a limited extent on its portfolio securities ("covered options") in an attempt to increase income through the premiums it receives for writing the option(s). However, in return for the premium, the fund may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the fund.

      A call option written by the fund is "covered" if the fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the fund holds a call option on the same security and in the same principal amount as the written call option where the exercise price of the call option so held (a) is equal to or less than the exercise price of the written call option or (b) is greater than the exercise price of the written call option if the difference is segregated by the fund in cash or liquid securities.

      When the fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the fund will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the fund has no control, the fund must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the fund forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. In addition, the fund may continue to hold a stock which might otherwise have been sold to protect against depreciation in the market price of the stock.

      A put option written by the fund is "covered" when, among other things, cash or liquid securities acceptable to the broker are placed in a segregated account to fulfill the obligations undertaken. When the fund writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the fund at the specified exercise price at any time during the option period. If the option expires unexercised, the fund will realize income in the amount of the net premium received for writing the option. If the put option is exercised, a decision over which the fund has no control, the fund must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. The fund will only write put options involving securities for which a determination is made at the time the option is written that the fund wish to acquire the securities at the exercise price.

      The fund may terminate its obligation a writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." The fund will realize a profit or loss on a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the fund may enter into a "closing sale transaction" which involves liquidating the fund's position by selling the option previously purchased. Where the fund cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

      When the fund writes an option, an amount equal to the net premium received by the fund is included in the liability section of the fund's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the fund enters into a closing purchase transaction, the fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be identified on the fund's books.

      The fund may also purchase call and put options on any securities in which it may invest. The fund would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the fund, in exchange for the premium paid, to purchase a security at a specified price during the option period. The fund would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

      The fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type permitted to invest. The purchase of a put option would entitle the fund, in exchange for the premium paid, to sell a security, which may or may not be held by the fund at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of securities held by the fund. Put options also may be purchased by the fund for the purpose of affirmatively benefiting from a decline in the price of securities that the fund does not own. The fund would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.


      The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

      The staff of the SEC has taken the position that, in general, purchased OTC options and the underlying securities used to cover written OTC options are illiquid securities.


      There is no limitation on the value of the options that may be purchased or written by the fund. However, the strike prices of the securities options, together with the strike prices of the securities that underlie other securities options already purchased or granted for the account of the fund, may not exceed 20% of the net assets of the fund. Options on securities may be purchased or granted to a third party only to the extent that the strike prices of such options, together with the strike prices of options on securities of the same issuer already purchased by or granted for the account of the fund, do not exceed 10% of the net assets of the fund. Options on securities may be written (sold) only to the extent that the strike prices of such options, together with the strike prices of options on securities of the same issuer already written for the account of the fund, do not exceed 2% of the net assets of the fund. When an option transaction is offset by a back- to-back transaction (e.g., where the fund writes a put option on a security and purchases a put option on the same security having the same expiration date), these two transactions will not be counted for purposes of the limits set forth in this paragraph.


      Options on Securities Indices


      The fund may also purchase and write exchange-listed and OTC put and call options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices may also be based on a particular industry or market segment.


      Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.


      As discussed in "Options on Securities," the fund would normally purchase a call option in anticipation of an increase in the market value of the relevant index. The purchase of a call option would entitle the fund, in exchange for the premium paid, to purchase the underlying securities at a specified price during the option period. The fund would ordinarily have a gain if the value of the underlying securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

      As discussed in "Options on Securities," the fund would normally purchase put options in anticipation of a decline in the market value of the relevant index ("protective puts"). The purchase of a put option would entitle the fund, in exchange for the premium paid, to sell the underlying securities at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the index. The fund would ordinarily recognize a gain if the value of the index decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the index remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the index.

      Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the fund of options on stock indices will be subject to the Advisor's ability to correctly predict movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

      Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although the fund generally will purchase or write such an option only if the Advisor believes the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The fund will not purchase such options unless the Advisor believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities. Price movements in the fund may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Advisor may be forced to liquidate portfolio securities to meet settlement obligations. The fund's activities in index options may also be restricted by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.


      In addition, the hours of trading for options on the securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

      Options on Foreign Securities Indices


      The fund may purchase and write put and call options on foreign stock indices listed on domestic and foreign stock exchanges. The fund may also purchase and write OTC options on foreign stock indices.

      The fund may, to the extent allowed by federal and state securities laws, invest in securities indices instead of investing directly in individual non-US securities. The fund may also use foreign stock index options for hedging purposes.


      Futures Contracts and Options on Futures Contracts


      The fund may enter into futures contracts on securities, securities indices, foreign currencies and interest rates. The fund may also purchase and write (sell) options thereon which are traded on exchanges designated by the Commodity Futures Trading Commission (the "CFTC") or, if consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of, among other things, a commodity, a non-US currency, an interest rate sensitive security or, in the case of index futures contracts or certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the index. An option on a futures contract gives the purchaser the right (but not the obligation), in return for the premium paid, to assume a position in a futures contract.

      The fund may enter into futures contracts and options on futures contracts on securities, securities indices and currencies both to manage its exposure to changing interest rates, security prices and currency exchange rates and as an efficient means of managing allocations between asset classes. The fund has claimed exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the fund is not subject to commodity pool operator registration and regulation under the Commodity Exchange Act.

      The successful use of futures contracts and options thereon draws upon the Advisor's skill and experience with respect to such instruments and is subject to special risk considerations. A liquid secondary market for any futures or options contract may not be available when a futures or options position is sought to be closed. In addition, there may be an imperfect correlation between movements in the futures or options markets and movement in the securities or currency in the fund. Successful use of futures or options contracts is further dependent on the Advisor's ability to correctly predict movements in the securities or foreign currency markets and no assurance can be given that its judgment will be correct.


      Futures Contracts

      Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a specified price, date, and time. Entering into a contract to buy an underlying asset is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying asset is commonly referred to as selling a contract or holding a short position in the asset. Futures contracts are considered to be commodity contracts.


      At the same time a futures contract is entered into, the fund must allocate cash or liquid securities as a deposit payment ("initial margin"). When the fund purchases or sells a futures contract, it is required to make an initial margin deposit. Although the amount may vary, initial margin can be as low as 1% or less of the notional amount of the contract. Additional margin may be required as the contract fluctuates in value. Since the amount of margin is relatively small compared to the value of the securities covered by a futures contract, the potential for gain or loss on a futures contract is much greater than the amount of the fund's initial margin deposit. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the fund would provide or receive cash that reflects any decline or increase in the contract's value.


      At the time of delivery of securities pursuant to such a contract on an interest rate sensitive security, adjustments may be made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some, but not many, cases, securities called for by a futures contract may not have been issued when the contract was written.


      Although futures contracts (other than those that settle in cash, such as index futures) by their terms call for the actual delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is fulfilled by offsetting before the date of the contract without having to make or take delivery of the instrument underlying the contract. The offsetting of a contractual obligation is accomplished by entering into an opposite position in an identical futures contract on the commodities exchange on which the futures contract was entered into (or a linked exchange) calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the instrument underlying the contract. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the fund will incur brokerage fees when it enters into futures contracts.

      When the fund purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date and price or to make or receive a cash payment based on the value of a securities index or a financial instrument. When the fund sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date and price or to receive or make a cash payment based on the value of a securities index or a financial instrument. When the fund purchases or sells a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument or index. The price at which the purchase and sale will take place is fixed when the fund enters into the contract. Futures can be held until their delivery dates or the positions can be (and normally are) closed out, by entering into an opposing contract, before that date.

      The purpose of the acquisition or sale of a futures contract, in cases where the fund holds or intends to acquire fixed-income securities, is to attempt to protect the fund from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currencies. For example, if interest rates were expected to increase (which thus would cause the prices of debt securities to decline), the fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the fund. If interest rates increased, the value of the debt security in the fund would decline, but the value of the futures contracts to the fund should increase at approximately the same rate, thereby keeping the net asset value of the fund from declining as much as it otherwise would have. The fund could accomplish a similar result by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the fund to maintain a defensive position without having to sell its portfolio securities.

      Similarly, when it is expected that interest rates may decline (thus increasing the value of debt securities), futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the fund could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the fund could then buy debt securities on the cash market. The segregated assets maintained to cover the fund's obligations with respect to such futures contracts will consist of cash or liquid securities acceptable to the broker from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the fund with respect to such futures contracts.


      The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on most participants entering into offsetting transactions rather than making or taking delivery. To the extent that many participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price or general interest rate trends by the Advisor may still not result in a successful transaction.

      In addition, futures contracts entail significant risks. Although the Advisor believes that use of such contracts will benefit the fund, if the Advisor's investment judgment about the general direction of interest rates or an index is incorrect, the fund's overall performance would be poorer than if it had not entered into any such contract. For example, if the fund has hedged against the possibility of an increase in interest rates or a decrease in an index which would adversely affect the value of securities held in its portfolio and interest rates decrease or securities prices increase instead, the fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The fund may have to sell securities at a time when it may be disadvantageous to do so.


      Futures Contracts on Securities Indices


      The fund may also enter into futures contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of US securities or non-US securities. This investment technique may be used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities, to hedge against anticipated future change in general market prices which otherwise might either adversely affect the value of securities held by the fund, adversely affect the prices of securities which are intended to be purchased at a later date for the fund or as an efficient means of managing allocation between asset classes. A futures contract may also be entered into to close out or offset an existing futures position.

      When used for hedging purposes, each transaction in a futures contract on a securities index involves the establishment of a position which the Advisor believes will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for the fund will rise in value by an amount which approximately offsets the decline in value of the portion of the fund's investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of futures contracts may not be achieved or a loss may be realized.

      For the purpose of hedging the fund's assets, the fund may sell (but not purchase) stock index or interest rate futures contracts and may purchase put or call options on futures contracts, options on securities indices and any of the warrants described below. Any such transaction will be considered a hedging transaction, and not subject to the limitations on non-hedging transactions stated below, to the extent that (1) in the case of stock index futures, options on securities indices and warrants thereon, the contract value does not exceed the market value of the shares held by the fund for which the hedge is intended and such shares are admitted to official listing on a stock exchange in the country in which the relevant futures or securities exchange is based or (2) in the case of interest rate futures and options on securities indices and warrants thereon, the contract value does not exceed the interest rate exposure associated with the assets held in the applicable currency by the fund. In carrying out a particular hedging strategy, the fund may sell futures contracts and purchase options or warrants based on securities, financial instruments or indices that have issuers, maturities or other characteristics that do not precisely match those of the fund's assets for which such hedge is intended, thereby creating a risk that the futures, options or warrants position will not mirror the performance of such assets. The fund may also enter into transactions in futures contracts, options on futures, options on indices and warrants for non-hedging purposes, as described below.


      Options on Futures Contracts (Including Futures Contracts on Securities Indices)


      The fund may purchase and write (sell) options on futures contracts for hedging purposes. For example, as with the purchase of futures contracts, when the fund is not fully invested, it may purchase a call option on an interest rate sensitive futures contract to hedge against a potential price increase on debt securities due to declining interest rates.

      The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an index or individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.


      The writing of a call option on a futures contract may constitute a partial hedge against declining prices of the underlying portfolio securities which are the same as or correlate with the security or foreign currency that is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the price specified in the premium received for writing the option ("exercise price"), the fund will retain the full amount of the net premium (the premium received for writing the option less any commission), which provides a partial hedge against any decline that may have occurred in the fund's holdings.

      The writing of a put option on an index futures contract may constitute a partial hedge against increasing prices of the underlying securities or foreign currency that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the fund will retain the full amount of the option net premium, which provides a partial hedge against any increase in the price of securities that the fund intends to purchase.

      If a put or call option the fund has written is exercised, the fund will incur a loss that will be reduced by the amount of the net premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

      The purchase of a call or put option on a futures contract with respect to an index is similar in some respects to the purchase of a call or protective put option on an index. For example, the fund may purchase a put option on an index futures contract to hedge against the risk of declining securities values.

      The amount of risk the fund assumes when it purchases an option on a futures contract with respect to an index is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

      The fund may purchase or sell stock index or interest rate futures contracts, put or call options on futures, options on securities indices and warrants other than for hedging purposes. The fund may enter into these transactions for non-hedging purposes only to the extent that (1) the underlying contract values, together with the contract values of any instrument then held by the fund for non-hedging purposes, do not exceed in the aggregate 20% of the net assets of the fund and (2) such instruments relate to categories of assets which the fund is permitted to hold.


      Warrants on Futures Contracts


      The fund may purchase warrants which, like options on futures contracts and options on securities indices, entitle the holder to purchase or sell a futures contract or to a cash payment reflecting the price fluctuation in an index of securities. The fund may also purchase warrants that entitle the holder to a cash payment reflecting the fluctuation in the value of certain financial futures contracts. Warrants on futures contracts and warrants on securities indices differ from the equivalent options in that: (1) they are securities issued by a financial institution/special purpose issuer rather than contracts entered into with a futures exchange and (2) they are traded on a securities exchange rather than on a futures exchange. The use of warrants will generally entail the same risks that are associated with the fund's positions in options on futures and options on securities indices.


      Liquidity of Options and Futures Contracts


      There is no assurance that a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require the fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the fund's access to other assets held to cover its options or futures positions could also be impaired.


      Combined Positions


      The fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.


      Position Limits


      Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, the fund or the Advisor may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.


      Other Limitations


      The Commodity Exchange Act prohibits US persons, such as the fund, from buying or selling certain foreign futures contracts or options on such contracts. Accordingly, the fund will not engage in foreign futures or options transactions unless the contracts in question may lawfully be purchased and sold by US persons in accordance with applicable CFTC regulations or CFTC staff advisories, interpretations and no- action letters. The fund has claimed an exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association and is therefore not subject to commodity pool operator registration and regulation under the Commodity Exchange Act.


      Asset Coverage for Futures Contracts and Options Positions


      The fund will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the fund's assets could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.


      Swap Agreements


      The fund may enter into swaps relating to indices, currencies, interest rates, equity and debt interests of non-US issuers without limit. A swap transaction is an agreement between the fund and a counterparty to act in accordance with the terms of the swap contract. Index swaps involve the exchange by the fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. An equity swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a basket of stocks or a single stock. The fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the fund anticipates purchasing at a later date. The fund may also use such transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances, for example, where the subject security is illiquid, is unavailable for direct investment or is available only on less attractive terms. Swaps have special risks including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

      The fund will usually enter into swaps on a net basis (i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the agreement, with the fund receiving or paying, as the case may be, only the net amount of the two payments). Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the fund is contractually obligated to make. If the counterparty to a swap defaults, the fund's risk of loss consists of the net amount of payments that the fund is contractually entitled to receive. Where swaps are entered into for good faith hedging purposes, the Advisor believes such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the fund's borrowing restrictions. Where swaps are entered into for other than hedging purposes, the fund will segregate an amount of cash or other liquid securities having a value equal to the accrued excess of its obligations over entitlements with respect to each swap on a daily basis.

      Whether the use of swap agreements will be successful in furthering the fund's investment objective will depend on the Advisor's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Swap agreements may be considered to be illiquid because they are two party contracts and because they may have terms of greater than seven days. Moreover, the fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The fund will minimize this risk by entering into agreements that mark to market no less frequently than quarterly. In addition, the fund will enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the fund's repurchase agreement guidelines. Certain restrictions imposed on the funds by the Code may limit the fund's ability to use swap agreements. Swap agreements also bear the risk that the fund will not be able to meet its obligation to the counterparty. This risk will be mitigated by the fund investing in the specific asset for which it is obligated to pay a return.


      Certain swap agreements are exempt from most provisions of the Commodity Exchange Act and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC effective February 22, 1993. To qualify for this exemption, a swap agreement must be entered into by eligible participants, which includes the following, provided the participant's total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

      This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a "safe harbor" for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that: (1) have individually tailored terms; (2) lack exchange style offset and the use of a clearing organization or margin system; (3) are undertaken in conjunction with a line of business; and (4) are not marketed to the public.

      Swap agreements are sophisticated instruments that can take many different forms, and are known by a variety of names including caps, floors, and collars. Common swap agreements that the fund may use include:


      Interest Rate Swaps

      Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate multiplied by a stated principal amount of fixed income securities, in return for payments equal to a different fixed or floating rate multiplied by the same principal amount, for a specific period. For example, a $10 million LIBOR swap would require one party to pay the equivalent of the London Interbank Offer Rate of interest (which fluctuates) on a $10 million principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on a $10 million principal amount.

      Caps and Floors

      Caps and floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (cap) or below (floor) a certain level in return for a fee from the other party.

      Total Return Swaps

      Total return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset or currency during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return or currency from another underlying asset.

Securities of Non-US Based Issuers


The fund may invest in securities of non-US based issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and International Depositary Receipts ("IDRs") or other similar securities representing ownership of securities of non-US based issuers held in trust by a bank or similar financial institution. EDRs and IDRs are receipts issued in Europe typically by non-US banking and trust companies that evidence ownership of either foreign or US securities. GDRs are receipts issued by either a US or non-US banking institution evidencing ownership of the underlying non-US securities. Generally, ADRs, in registered form, are designed for use in US securities markets and EDRs, GDRs and IDRs, in bearer form, are designed for use in European and international securities markets. An ADR, EDR, GDR or IDR may be denominated in a currency different from the currency in which the underlying foreign security is denominated. Designed for use in US, European and international securities markets, respectively, ADRs, EDRs, GDRs and IDRs are alternatives to the purchase of the underlying securities in their national markets and currencies, but are subject to the same risks as the non-US securities to which they relate.

With respect to certain countries in which capital markets are either less developed or not easily accessed, investments by the fund may be made through investment in other investment companies that in turn are authorized to invest in the securities of such countries. Investment in other investment companies is generally limited in amount by the 1940 Act, will involve the indirect payment of a portion of the expenses (including advisory fees of such other investment companies) and may result in a duplication of fees and expenses.

The fund considers an issuer to be based outside the United States if:


o it is organized under the laws of, or has a principal office located in, another country; or

o     the principal trading market for its securities is in another country; or

o it (or its subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made a country other than the US.

      Foreign Government Debt Securities


      The fund may invest in foreign government debt securities which include debt obligations issued or guaranteed by national, state or provincial governments or similar political subdivisions and quasi-governmental and supranational entities (collectively, "sovereign debt obligations"). Sovereign debt obligations, especially those of developing countries, may involve a high degree of risk. The issuer of such an obligation or the governmental authorities that control the repayment of the obligation may be unable or unwilling to repay principal and interest when due and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

      Quasi-governmental and supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Currently, the fund intends to invest only in obligations issued or guaranteed by the Asian Development Bank, the Inter-American Development Bank, the World Bank, the African Development Bank, the European Union, the European Investment Bank and the Nordic Investment Bank.


      Brady Bonds


      The fund may invest in so-called "Brady Bonds," which are issued as part of a debt restructuring in exchange for cash and certain of the country's outstanding commercial bank loans. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily US dollars) and are actively traded in the over-the-counter secondary market.


      US dollar-denominated collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by US Treasury zero coupon bonds that have the same maturity as the stated bonds. Interest payments on such bonds are generally collateralized by cash or liquid securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, is initially equal to at least one year's rolling interest payments based on the applicable interest rate at the time and adjusted at regular intervals thereafter.

      The International Monetary Fund (IMF) typically negotiates the exchange to cure or avoid a default by restructuring the terms of the bank loans. However, neither the US government nor the IMF has guaranteed the repayment of any Brady Bond.

      Region and Country Investing


      The fund may focus its investments in a particular region and/or in one or more foreign countries. Focusing the fund's investments in a particular region or country will subject the fund (to a greater extent than if its investments in such region or country were more diversified) to the risks of adverse securities markets, exchange rates and social, political or economic developments which may occur in that particular region or country.


Currency Management


In connection with the fund's investments denominated in foreign currencies, the Advisor may choose to utilize a variety of currency management strategies. The Advisor seeks to take advantage of different yield, risk and return characteristics that different currencies, currency denominations and countries can provide to US investors. In doing so, the Advisor will consider such factors as the outlook for currency relationships, current and anticipated interest rates, levels of inflation within various countries, prospects for relative economic growth and government policies influencing currency exchange rates and business conditions.


      Currency Exchange Transactions


      Because the fund may buy and sell securities denominated in currencies other than the US dollar and receive interest, dividends and sale proceeds in currencies other than the US dollar, the fund from time to time may enter into currency exchange transactions to convert to and from different currencies and to convert foreign currencies to and from US dollars. The fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market or uses forward currency exchange contracts (discussed below) to purchase or sell currencies.


      Currency Hedging


      The fund's currency hedging strategies will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. The fund may not position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

      Proper currency hedging is important because a decline in the US dollar value of a foreign currency in which the fund's securities are denominated will reduce the US dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the US dollar value of non-dollar denominated securities it holds, the fund may purchase foreign currency put options. If the value of the foreign currency declines, the fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the US dollar value of its securities that otherwise would have resulted. Conversely, if a rise in the US dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the fund derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs. Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, the fund may not be able to contract to sell a currency at a price above the devaluation level it anticipates.


      Forward Currency Exchange Contracts


      A forward currency exchange contract is an obligation by the fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks and brokerages) and their customers. A forward currency exchange contract may not have a deposit requirement and may be traded at a net price without commission. The fund maintains with its custodian a segregated account of cash or liquid securities in an amount at least equal to its obligations under each forward currency exchange contract. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

      The fund may enter into foreign currency hedging transactions in an attempt to protect against changes in currency exchange rates between the trade and settlement dates of specific securities transactions, or changes in currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into the Advisor's long-term investment decisions, the fund will not routinely enter into currency hedging transactions with respect to security transactions; however, the Advisor believes that it is important to have the flexibility to enter into currency hedging transactions when it determines that the transactions would be in the fund's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

      While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event the fund's ability to utilize forward contracts may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the US dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the fund than if it had not entered into such contracts. The use of currency forward contracts may not eliminate fluctuations in the underlying US dollar equivalent value of the prices of or rates of return on the fund's foreign currency denominated portfolio securities and the use of such techniques will subject the fund to certain risks.


      Options on Foreign Currencies


      The fund may write covered put and call options and purchase put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. As with other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received, and the fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may be used to hedge against fluctuations in exchange rates although, in the event of exchange rate movements adverse to the fund's position, it may forfeit the entire amount of the premium plus related transaction costs. In addition the fund may purchase call options on currency when the Advisor anticipates that the currency will appreciate in value.

      The fund may also write options on foreign currencies for the same types of hedging purposes. For example, where the fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

      Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the fund could write put options on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the options may be exercised and the fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

      The fund may write covered call options on foreign currencies. A call option written on a foreign currency by the fund is "covered" if the fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration identified on the fund's books) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is segregated by the fund in cash or liquid securities.

      There is no assurance that a liquid secondary market will exist for any particular option, or at any particular time. If the fund is unable to effect closing purchase transactions with respect to covered options it has written, the fund will not be able to sell the underlying currency or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of the underlying currency. The fund pays brokerage commissions or spreads in connection with its options transactions.

      As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. In some circumstances, the fund's ability to terminate OTC options may be more limited than with exchange-traded options. It is also possible that broker-dealers participating in OTC options transactions will not fulfill their obligations. The fund intends to treat OTC options as not readily marketable and therefore subject to its limitations with respect to illiquid securities.

      The fund may enter into foreign currency exchange transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or anticipated securities transactions. The fund may also enter into foreign currency transactions to hedge currency risks associated with the assets of the fund denominated in foreign currencies or principally traded in foreign currencies. The fund may also enter into foreign currency transactions to hedge against currencies other than the US dollar. The fund may purchase or sell foreign currency contracts for forward delivery. To conduct the hedging discussed above, the fund would generally enter into a forward contract to sell the foreign currency in which the investment is denominated in exchange for US dollars or other currency in which the Advisor desires to protect the value of the fund. The fund may also purchase option rights for the purchase or sale of currencies or currency futures contracts or warrants which entitle the holder to the right to purchase or sell currencies or currency futures contracts or to receive payment of a difference, which is measured by the performance of currencies or currency futures contracts, provided that these option rights and warrants are admitted to official listing on an exchange.


Additional Limitations and Risk Factors

      Asset Coverage


      The fund will comply with the segregation or coverage guidelines established by the SEC and other applicable regulatory bodies with respect to certain transactions, including (but not limited to) options written on securities and indexes; currency, interest rate and securities index futures contracts and options on these futures contracts; and forward currency contracts. These guidelines may, in certain instances, require segregation by the fund of cash or liquid securities to the extent the fund's obligations with respect to these strategies are not otherwise covered through ownership of the underlying security or financial instrument, by other portfolio positions or by other means consistent with applicable regulatory policies. Unless the transaction is covered, the segregated assets must at all times equal or exceed the fund's obligations with respect to these strategies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the fund's assets could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.

      For example, a call option written on securities may require the fund to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written on an index may require the fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by the fund may require the fund to segregate assets (as described above) equal to the exercise price. The fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the fund. If the fund holds a futures contract, the fund could purchase a put option on the same futures contract with a strike price as high as or higher than the price of the contract held. The fund may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

      In order to secure its obligations in connection with derivatives contracts or special transactions, the fund will either own the underlying assets, enter into an offsetting transaction or set aside readily marketable securities with a value that equals or exceeds the fund's obligations. Unless the fund has other readily marketable assets to set aside, it cannot trade assets used to secure such obligations without entering into an offsetting derivative contract or terminating a special transaction. This may cause the fund to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions.

      The use of options, futures and foreign currency contracts is a highly specialized activity which involves investment techniques and risks that are different from those associated with ordinary portfolio transactions. Gains and losses on investments in options and futures depend on the Advisor's ability to predict the direction of stock prices, interest rates, currency movements and other economic factors. The loss that may be incurred by the fund in entering into futures contracts and written options thereon and forward currency contracts is potentially unlimited. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain facilities of an options clearing entity or other entity performing the regulatory and liquidity functions of an options clearing entity inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. Most futures exchanges limit the amount of fluctuation permitted in a futures contract's prices during a single trading day. Once the limit has been reached no further trades may be made that day at a price beyond the limit. The price limit will not limit potential losses, and may in fact prevent the prompt liquidation of futures positions, ultimately resulting in further losses. Options and futures traded on foreign exchanges generally are not regulated by US authorities, and may offer less liquidity and less protection to the fund in the event of default by the other party to the contract.

      Except as set forth above under "Futures Contracts" and "Options on Futures Contracts", there is no limit on the percentage of the assets of the fund that may be at risk with respect to futures contracts and related options or forward currency contracts. The fund may not invest more than 25% of its total assets in purchased protective put options. The fund's transactions in options, futures contracts and options on futures contracts may be limited by the requirements for qualification of the fund as a regulated investment company for tax purposes. See the section entitled "Tax Information". There can be no assurance that the use of these portfolio strategies will be successful.


      Foreign Securities


      The fund invests primarily in foreign securities. Investment in securities of foreign issuers involves somewhat different investment risks from those affecting securities of US domestic issuers.

      The value of the fund's investment in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) currency exchange controls or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the fund's operations. Furthermore, the economies of individual foreign nations may differ from the US economy, whether favorably or unfavorably, in areas such as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the fund must be made in compliance with foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

      In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic securities exchanges. Accordingly, the fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of US companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of US issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

      Since the fund's investments in foreign securities involve foreign currencies, the value of the fund's assets as measured in US dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage.


      Liquidity

      OTC derivative contracts are considered to be illiquid and generally carry greater liquidity risk than exchange-traded contracts.

      Leverage


      Leverage risk is created when an investment exposes the fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the fund's risk of loss and potential for gain. Leverage risk may exist when the fund purchases securities while it also has borrowed money.


      Interest Rates


      Interest rate risks apply to the fund only to the extent it invests in fixed income securities. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Potential or anticipated changes in interest rates also may affect the value of fixed income securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.


      Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

      Credit


      Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the fund will lose money. Credit risk is only a risk for the fund if it invests in fixed income securities or chooses to lend securities.

      Many fixed income securities receive credit ratings from services such as S&P and Moody's. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the fund must rely entirely upon the Advisor's credit assessment.


      Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a US Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

      Credit risk includes the possibility that a party to a transaction involving the fund will fail to meet its obligations. This could cause the fund to lose the benefit of the transaction or prevent the fund from selling or buying other securities to implement its investment strategies.


      Risks Associated with Futures, Options and Warrants


      The successful use of futures, options and warrants depends on the ability of the Advisor to predict the direction of the market or, in the case of hedging transactions, the correlation between market movements and movements in the value of the fund's assets, and is subject to various additional risks. The investment techniques and skills required to use futures, options and warrants successfully are different from those required to select equity securities for investment. The correlation between movements in the price of the futures contract, option or warrant and the price of the securities or financial instruments being hedged is imperfect and the risk from imperfect correlation increases, with respect to stock index futures, options and warrants, as the composition of the fund's portfolio diverges from the composition of the index underlying such stock index futures, options or warrants. If the fund has hedged portfolio securities by purchasing put options or selling futures contracts, the fund could suffer a loss which is only partially offset or not offset at all by an increase in the value of the fund's securities. As noted, the fund may also enter into transactions in future contracts, options and warrants for other than hedging purposes (subject to applicable law), including speculative transactions, which involve greater risk. In particular, in entering into such transactions, the fund may experience losses which are not offset by gains on other portfolio positions, thereby reducing its earnings. In addition, the markets for such instruments may be volatile from time to time, which could increase the risk incurred by the fund in entering into such transactions. The ability of the fund to close out a futures, options or warrants position depends on a liquid secondary market.

      As noted above, the fund intends to adhere to certain policies relating to the use of futures contracts, which should have the effect of limiting the amount of leverage by the fund.


      Correlation of Price Changes


      Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match the fund's current or anticipated investments exactly. The fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.

      Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

      Risk Management

      The Portfolio may employ non-hedging risk management techniques. Examples of such strategies include synthetically altering the duration of the portfolio or the mix of securities in the portfolio. For example, if the Advisor wishes to extend maturities of fixed income securities in the Portfolio in order to take advantage of an anticipated decline in interest rates, but does not wish to purchase the underlying long term securities, it might cause the Portfolio to purchase futures contracts on long-term debt securities. Similarly, if the Advisor wishes to decrease fixed income securities or purchase equities, it could cause the Portfolio to sell futures contracts on debt securities and purchase futures contracts on a stock index. Because these risk management techniques may involve leverage, the possibility exists, as with all leveraged transactions, of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

Other Investments and Investment Practices

      To Be Announced Securities (TBAs) -- Purchase Commitments


      As with other delayed delivery transactions, as described below, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the fund agrees to accept any security that meets specified terms. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. This risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities. For example, in a TBA mortgage-backed transaction, the fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages. The seller would not identify the specific underlying mortgages until it issues the security. TBA mortgage-backed securities increase interest rate risks because the underlying mortgages may be less favorable than anticipated by the fund.


      When-Issued and Delayed Delivery Securities


      The fund may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a "when, as and if issued" basis, under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The value of such securities is subject to market fluctuation during this period and no interest or income, as applicable, accrues to the fund until settlement takes place.

      At the time the fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the fund maintains with its custodian a segregated account of cash or liquid securities in an amount at least equal to such commitments. It may be expected that the fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, the fund will meet its obligations from maturities or sales of securities and/or from cash flow. If the fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. It is the current policy of the fund not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the fund's total assets, less liabilities other than the obligations created by when-issued commitments. When the fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

      Lending of Portfolio Securities. The fund may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the fund. The fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the fund at any time, and (d) the fund receives reasonable interest on the loan (which may include the fund investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by the fund's delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.


      At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Board of Trustees/Directors. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by the Portfolio may be invested in a money market fund managed by the Advisor (or one of its affiliates).

      Borrowing


      The fund may borrow money, in amounts not to exceed one-third of the fund's total assets (including the amount borrowed) (i) from banks for temporary or short-term purposes or for the clearance of transactions,
      (ii) in connection with the redemption of interests in the fund or fund Shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and
      (iv) pursuant to reverse repurchase agreements entered into by the fund.

      Under the 1940 Act, the fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidation of the fund's holdings may be disadvantageous from an investment standpoint.

      Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of the fund's securities and the fund's NAV per share, and money borrowed by the fund will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) that may exceed the income received from the securities purchased with the borrowed funds.

      Interests in Other Limited Liability Companies

      Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities comparable to common or preferred stock.

      Investment Ratings


      The fixed income securities in which the fund invests must be rated investment grade (in one of the four highest rating categories) by one or more NRSROs or be of comparable quality to securities having such ratings, as determined by the Advisor. For example, S&P's, a rating service, assigns ratings to investment grade securities (AAA, AA, A, and BBB) based on an assessment of the likelihood of the issuer's inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the fund must rely entirely upon the Advisor's credit assessment that the security is comparable to investment grade. Securities rated BBB have speculative characteristics.


                             MANAGEMENT OF THE FUND



Deutsche Asset Management, Inc. ("DeAM, Inc.") is a registered investment advisor. The address for DeAM, Inc. is 280 Park Avenue, New York, New York 10017. DeAM, Inc. is an indirect wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including mutual funds, retail, private and commercial banking, investment banking and insurance.


For its services, DeAM, Inc. is entitled to receive an annual fee from the fund, which is computed daily and paid monthly, equal to 0.85% of the average daily net assets of the fund. For the fiscal year ended August 31, 2004, the fund paid advisory fees of $_________.

For the fiscal years ended August 31, 2003 and 2002, the Portfolio paid advisory fees of $320,857 and $47,938, respectively.

DeAM, Inc. in its capacity as Advisor, has contractually agreed through December 31, 2004 to reduce its annual fees, if necessary, or to make payments to the fund to the extent necessary, so that its annual expenses do not exceed 1.15% of the Class S Shares' average daily net assets.

Subject to the overall supervision of the fund's Directors, DeAM, Inc. is responsible for the day-to-day investment decisions, the execution of portfolio transactions and the general management of the fund's investments and provides certain supervisory services. Under its investment management agreement with the fund (the Investment Advisory Agreement), DeAM, Inc. is permitted, subject to the approval of the Board of Directors of the fund, to delegate to a third party responsibility for management of the investment operations of the fund. DeAM, Inc. has delegated this responsibility to the fund's Sub-Advisor. DeAM, Inc. retains overall responsibility, however, for supervision of the investment management program for the fund.


Investment Sub-Advisor to the Portfolio


On behalf of the fund, DeAM, Inc. has entered into an investment sub-advisory agreement (Sub-Advisory Agreement) with Deutsche Asset Management (Japan) Limited ("DeAMJ") for the fund. DeAMJ is a registered investment advisor whose address is Sanno Park Tower, 2-11-1 Nagata-Cho, Chiyoda-ku, Tokyo, Japan 100-6173. It is the Sub-Advisor's responsibility, under the overall supervision of DeAM, Inc., to conduct the day-to-day investment decisions of the fund, arrange for the execution of portfolio transactions and generally manage the fund's investments in accordance with its investment objective, policies and restrictions. For these services, the Sub-Advisor receives from DeAM, Inc. and not the fund, an annual fee, which is computed daily and may be paid monthly, equal to 0.60% of the average daily net assets of the fund. The Sub-Advisor may waive a portion of the fees it receives from DeAM, Inc. For the fiscal years ended August 31, 2004, 2003 and 2002, DeAM, Inc. paid sub-advisory fees of $_______, $192,514, $13,184, respectively.

The Sub-Advisor shall not be liable to the Corporation, or any fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract.


Advisory Contract Approval


The Investment Advisory Agreement and the Sub-Advisory Agreement has an initial term of two years and continues in effect, from year to year thereafter if such continuance is specifically approved at least annually by the fund's Board of Directors or by a majority of the outstanding voting securities of the fund, and in either event, by a majority of the Independent Directors of the fund's Board who have no direct or indirect financial interest in such agreements, with such Independent Directors casting votes in person at a meeting called for such purpose, or by a vote of a majority of the outstanding Shares (as defined under "Capital Stock"). The Board approved the continuation of the Investment Advisory Agreement and the Sub-Advisory Agreement on August 6, 2004. In approving the continuation of the fund's Investment Advisory Agreement and the Sub-Advisory Agreement, the Board, including the Independent Directors, carefully considered
(1) the nature and quality of services to be provided to the fund; (2) the Advisor's compensation and profitability for providing such services; (3) the indirect costs and benefits of providing the advisory services; (4) the extent to which economies of scale are shared with the fund through breakpoints or otherwise; and (5) comparative information on fees and expenses of similar mutual funds. Specifically, the Board considered the fact that the Advisor benefited, at least indirectly, from certain securities lending, custody and brokerage relationships between the fund and affiliates of the Advisor (and that the Board received information regularly about these relationships). The Board also considered the nature and extent of benefits that the Advisor received from the brokerage and research services it received from broker-dealers who executed portfolio transactions for the fund. After requesting and reviewing such information, as they deemed necessary, the Board concluded that the continuance of the Investment Advisory Agreement and the Sub-Advisory Agreement was in the best interest of the fund and its shareholders. The fund or the Advisor may terminate the Investment Advisory Agreement and the Sub-Advisory Agreement on sixty days' written notice without penalty. The Investment Advisory Agreement and the Sub-Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).


Codes of Ethics

The Fund, the Advisor, the Sub-Advisor and the fund's principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Directors, officers of the Corporation and employees of the Advisor, Sub-Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's and Sub-Advisor's Codes of Ethics contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the fund. Among other things, the Advisor's and Sub-Advisor's Codes of Ethics prohibit certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and require the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor's and Sub-Advisor's Codes of Ethics may be granted in particular circumstances after review by appropriate personnel.


The fund's Advisor, and its affiliates (including the fund's distributor, SDI) have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act (the "Consolidated Code"). The Consolidated Code permits access persons to trade in securities for their own accounts, subject to compliance with the Consolidated Code's pre-clearance requirements (with certain exceptions). In addition, the Consolidated Code provides for trading "blackout periods" that prohibit trading by personnel within periods of trading by the fund in the same security. The Consolidated Code also prohibits short term trading profits and personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

Brokerage Transactions


The Sub-Advisor trades securities for the fund if it believes that a transaction net of costs (including custodian charges) will help achieve the fund's investment objective. Changes in the fund's investments are made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Therefore, the rate of turnover is not a limiting factor when changes are appropriate. Specific decisions to purchase or sell securities for the fund are made by its portfolio manager who is an employee of the Sub-Advisor. The portfolio managers may serve other clients of the Sub-Advisor in a similar capacity.

The primary consideration in placing portfolio securities transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable result prices and in the most effective manner possible. The Sub-Advisor attempts to achieve this result by selecting broker-dealers to execute transactions on behalf of the fund and other clients of the Sub-Advisor on the basis of factors such as their professional capability, the value and quality of their brokerage services, and the level of their brokerage commissions. In the case of securities traded in the over-the-counter market (where no stated commissions may be paid but the prices include a dealer's markup or markdown), the Sub-Advisor normally seeks to deal directly with the primary market makers, unless in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Sub-Advisor on the tender of the fund's securities in so-called tender or exchange offers.

In connection with the selection of such brokers or dealers and the placing of such orders, the Sub-Advisor seeks for the fund in its best judgment, prompt execution in an effective manner at the most favorable price. Subject to this requirement of seeking the most favorable price, securities may be bought from or sold to broker-dealers who have furnished statistical, research and other information or services to the Sub-Advisor or the fund or who have sold or are selling shares of the fund and other mutual funds distributed by the Distributor, subject to any applicable laws, rules and regulations.


The investment sub-advisory fee that the Advisor pays to the Sub-Advisor will not be reduced as a consequence of the Sub-Advisor's receipt of brokerage and research services. While such services are not expected to reduce the expenses of the Sub-Advisor, the Sub-Advisor would, through the use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff or obtain such services independently.


In certain instances there may be securities that are suitable as an investment for the fund as well as for one or more of the Sub-Advisor's other clients. Investment decisions for the fund and for the Sub-Advisor's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for the fund. When purchases or sales of the same security for the fund and for other portfolios managed by the Sub-Advisor occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

When selecting a broker-dealer to effect portfolio transactions on behalf of the fund, the Advisor may, provided that it can be done consistently with the policy of obtaining the most favorable net results, consider the activities of the broker-dealer in selling shares of any Scudder-branded (funds marketed with the Scudder name), open-end investment company. The Advisor has informed the Board of each Scudder-branded, open-end investment company of these practices and has undertaken to provide to the Boards regular reports about its selection of broker-dealers to effect portfolio transactions. The Advisor believes that these reports are important because it recognizes that it or its affiliates may derive some benefit from these practices. The Advisor and its affiliates expect that the fund will benefit by the direction of orders of the fund to broker-dealers in consideration of those broker-dealers' sales of the Scudder-branded, open-end funds in general.

Deutsche Bank AG or one of its subsidiaries or affiliates may act as one of the agents of the fund in the purchase and sale of portfolio securities, options or futures transactions when, in the judgment of the Sub-Advisor, that firm will be able to obtain a price and execution at least as favorable as other qualified brokers or futures commission merchants.. As a broker for the fund, Deutsche Bank AG or its affiliates may receive brokerage commissions or other transaction-related compensation from the fund.

The Sub-Advisor may direct a portion of the fund's securities transactions to certain unaffiliated brokers which in turn use a portion of the commissions they receive from the fund to pay other unaffiliated service providers on behalf of the fund for services provided for which the fund would otherwise be obligated to pay. Such commissions paid by the fund are at the same rate paid to other brokers for effecting similar transactions. For the fiscal years ended August 31, 2004, the fund paid $______.

For the fiscal years ended August 31, 2003 and 2002 the Portfolio paid $152,054 and $49,332 respectively.

For the fiscal year ended August 31, 2004:

                             Percentage of          Percentage of         Dollar Amount of      Dollar Amount of
                          Commissions Paid to   Transactions Involving   Commissions Paid to      Transactions
                               Affiliated        Commissions Paid to         Brokers for         Allocated for
Name of Fund                    Brokers           Affiliated Brokers      Research Services    Research Services
------------                    -------           ------------------      -----------------    -----------------

Scudder Japanese                   0%                     0%                      $                    $
Equity Fund

The fund is required to identify any securities of its "regular broker or dealers" (as such term is defined in the 1940 Act) that the fund has acquired during the most recent year. As of August 31, 2004, the fund held the following securities of its regular broker dealers:

Value of Holdings                   Name of Issuer
-----------------                   --------------
$                                   Nikko Cordial Corp.
$                                   Daiwa Securities Group, Inc.
$                                   The Sumitomo Trust & Banking Co., Ltd.


Portfolio Turnover


Although the fund does not intend to invest for the purpose of seeking short-term profits, securities in the fund will be sold whenever the Advisor believes it is appropriate to do so in light of the investment objectives of the fund, without regard to the length of time a particular security may have been held. The portfolio turnover rate for the fiscal years ended August 31, 2004 and 2003 were ___% and 137%, respectively.

A 100% annual turnover rate would occur, for example, if all portfolio securities (excluding short-term obligations) were replaced once in a period of one year, or if 10% of the portfolio securities were replaced ten times in one year. The rate of portfolio turnover of the fund may exceed that of certain other mutual funds with the same investment objectives. The amount of brokerage commissions and taxes on realized capital gains to be borne by the shareholders of the fund tend to increase as the level of portfolio activity increases.


Underwriter


The Corporation, on behalf of Class S Shares of the fund, has an underwriting agreement with Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606 (the "Distributor"), a Massachusetts corporation, which is a subsidiary of the Advisor, a Delaware corporation. The Corporation's underwriting agreement will remain in effect from year to year only if its continuance is approved annually by a majority of the members of the Board of Directors who are not parties to such agreement or interested persons of any such party and either by vote of a majority of the Board of Directors or a majority of the outstanding voting securities of the fund. The underwriting agreement of the fund was last approved by the Directors on August 6, 2004.


The Distributor currently offers shares of the fund on a continuous basis to investors in all states in which shares of the fund may from time to time be registered or where permitted by applicable law. The underwriting agreement provides that the Distributor accepts orders for Class S shares at net asset value as no sales commission or load is charged to the investor. The Distributor has made no firm commitment to acquire shares of the fund.

Transfer Agent and Dividend Disbursing Agent


Scudder Investments Service Company ("SISvC") serves as transfer agent of the Corporation on behalf of the fund pursuant to a transfer agency agreement. Under its transfer agency agreement with the Corporation, the Transfer Agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and causes to be distributed any dividends and distributions payable by the fund. The Transfer Agent may be reimbursed by the fund for its out-of-pocket expenses. Prior to December 16, 2002, Investment Company Capital Corp. ("ICCC") acted as the fund's transfer and dividend disbursing agent.

The fund pays the Transfer Agent a fee based on the size, type, and number of accounts and transactions made by shareholders. As compensation for these services, the fund pays the Transfer Agent a base fee of $4,162.40 per class; $14.26 for open accounts per account per year; and $2.30 for closed accounts per account per year, $3.66 for new accounts opened, $2.48 per account for Class B redemptions that incur CDSC, plus reimbursement for out-of-pocket expenses incurred in connection therewith. For the fiscal year ended August 31, 2004, the fund paid fees of $_________. For the fiscal year ended August 31, 2003, the amount charged to the fund by ICCC and SISvC aggregated $16,377. For the fiscal year ended August 31, 2002, the fund paid fees of $10,763.


Pursuant to a sub-transfer agency agreement between the Transfer Agent and DST Systems, Inc. ("DST"), the Transfer Agent has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by the Transfer Agent, not by the fund.

Administrator

ICCC serves as Administrator of the fund. The Administrative Services Appendix to the Master Services Agreement provides that the Administrator, in return for its fee, will (a) supervise and manage all aspects of the fund's operations, other than portfolio management and distribution; (b) provide the fund with such executive, administrative, clerical and bookkeeping services as are deemed advisable by the fund's Board of Directors; (c) provide the fund with, or obtain for it, adequate office space and all necessary office equipment and services including all items for any offices as are deemed advisable by the fund's Board of Directors; (d) supervise the operations of the fund's transfer and dividend disbursing agent; and (e) arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy material, tax returns, reports to the fund's shareholders and reports to and filings with the SEC and State Blue Sky authorities.

Under the Administrative Services Appendix to the Master Services Agreement, the fund pays ICCC an annual fee based on the fund's average daily net assets. This fee is calculated and accrued daily and the amounts of the daily accruals are paid monthly, at the annual rate of 0.15% of the fund's average daily net assets.

The Administrative Services Appendix to the Master Services Agreement may be terminated at any time, on waivable written notice within 60 days and without any penalty, by vote of the fund's Board of Directors or by the Administrator. The agreement automatically terminates in the event of its assignment.

The Administrative Services Appendix to the Master Services Agreement obligates the Administrator to exercise care and diligence and to act in good faith and to use its best efforts within reasonable limits in performing the services provided for under the agreement, but the Administrator is not liable for any act or omission which does not constitute willful misfeasance, bad faith, gross negligence or reckless disregard of duties and obligations on the part of the Administrator.

For the fiscal years ended August 31, 2004, 2003 and 2002, the fund paid administrative fees of $________, $56,680 and $11,121, respectively.

Administrative Agent to the Fund

ICCC serves as Administrative Agent to the fund. As Administrator, it (i) files and maintains governing documents, registration statements and regulatory filings; (ii) maintains a telephone line; (iii) approves annual expense budgets;
(iv) authorizes expenses; (v) distributes materials to the Directors of the fund; (vi) authorizes dividend distributions; (vii) maintains books and records;
(viii) files tax returns; and (ix) maintains the investor register.

Under the Administrative Services Appendix to the Master Services Agreement the fund pays ICCC an annual fee based on the fund's average daily net assets. This fee is calculated and accrued daily and the amounts of the daily accruals and paid monthly at the annual rate of 0.15% of the fund's average daily net assets.


The Administrative Services Appendix to the Master Services Agreement may be terminated at any time, on waivable written notice within 60 days and without any penalty, by vote of the fund's Board of Directors or by the Administrator. The agreement automatically terminates in the event of its assignment.

The Administrative Services Appendix to the Master Services Agreement obligates the Administrator to exercise care and diligence and to act in good faith and to use its best efforts within reasonable limits in performing the services provided for under the agreement, but the Administrator is not liable for any act or omission which does not constitute willful misfeasance, bad faith, gross negligence or reckless disregard of duties and obligations on the part of the Administrator.


For the fiscal year ended August 31, 2004, the fund paid administrative agent fees of $______.

For the fiscal years ended August 31, 2003 and 2002, the Portfolio paid administrative agent fees of $56,662 and $16,503, respectively.


Custodian and Fund Accountant


Investors Bank & Trust Company ("IBT Co.") is custodian for the securities and cash of the fund's assets. Foreign instruments purchased by the fund are held by various sub-custodial arrangements employed by IBT Co. IBT Fund Services (Canada) Inc. ("IBT") provides fund accounting services to the fund including:
(i) calculation of the daily net asset value for the fund; (ii) monitoring compliance with investment portfolio restrictions, including all applicable federal and state securities and other regulatory requirements; and (iii) monitoring the fund's compliance with the requirements applicable to a regulated investment company under the Code. IBT Co. and IBT provides these services at the following annual rate of the average aggregate daily net assets of the fund as specified below:

Maximum Custody and Accounting Fee*               Average Aggregate Daily Net Assets of the Fund
----------------------------------                ----------------------------------------------

0.020 of 1%                                       on the first $200 million
0.015 of 1%                                       on the next $800 million
0.010 of 1%                                       on assets in excess of $1 billion

* The custodian fee received for the fund shall be at least $40,000.

For the fiscal year ended August 31, 2004, IBT Co. and IBT were paid $______, by the fund as compensation for providing custody and accounting services.

For the fiscal years ended August 31, 2003 and 2002, IBT Co. and IBT were paid $23,117 and $43,701, respectively, by the Portfolio as compensation for providing custody and accounting services.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110, is the independent accountant for the Corporation and the fund. The independent registered public accounting firm conducts annual audits of financial statements, assists in the preparation and/or review of federal and state income tax returns and provides consulting as to matters of accounting and federal and state income taxation for the fund, as the case may be.


Legal Counsel


Willkie Farr & Gallagher LLP serves as counsel to the fund.


                        PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in the fund's shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the fund and its agents may occur. Shareholders (or their financial services firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of the fund next determined after receipt in good order by SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date").

Additional Minimum Balance Policies. For fiduciary accounts such as IRAs, and custodial accounts such as Uniform Gifts to Minors Act and Uniform Transfers to Minors Act accounts, the minimum balance is $1,000 for Class S. A shareholder may open an account with at least $1,000 ($500 for fiduciary/custodial accounts), if an automatic investment plan (AIP) of $50/month is established. Scudder group retirement plans and certain other accounts have similar or lower minimum share balance requirements.

Reductions in value that result solely from market activity will not trigger an annual fee or involuntary redemption. Shareholders with a combined household account balance in any of the Scudder funds of $100,000 or more, as well as group retirement and certain other accounts will not be subject to a fee or automatic redemption.

Fiduciary (e.g., IRA or Roth IRA) and custodial accounts (e.g., UGMA or UTMA) with balances below $100 are subject to automatic redemption following 60 days' written notice to applicable shareholders.

Certificates. Share certificates will not be issued. Share certificates now in a shareholder's possession may be sent to the Transfer Agent for cancellation and book-entry credit to such shareholder's account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the fund's shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the fund's transfer agent, SISvC (the "Transfer Agent") will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes, and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from the fund through the Shareholder Service Agent for these services.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. The fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless the fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50, maximum $250,000) from or to a shareholder's bank, savings and loan, or credit union account in connection with the purchase or redemption of the fund's shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

Direct Distributions Program. Investors may have dividends and distributions automatically deposited to their predesignated bank account through Scudder's Direct Distributions Program. Shareholders who elect to participate in the Direct Distributions Program, and whose predesignated checking account of record is with a member bank of Automated Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after the fund pays its distribution. A Direct Distributions request form can be obtained by calling 1-800-SCUDDER for Class S shares. Confirmation statements will be mailed to shareholders as notification that distributions have been deposited.

Tax-Sheltered Retirement Plans. The Shareholder Service Agent provides retirement plan services and documents and SDI can establish investor accounts in any of the following types of retirement plans:

o Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE"), Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

o 403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

The fund reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, the fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of the fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

The fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. The fund also reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number.

Eligible Class S Investors. The following investors may purchase Class S shares of the fund:

1. Existing shareholders of Class S shares of any Scudder fund as of December 29, 2000, and household members residing at the same address.

2. Investors who owned Class S shares as of June 30, 2001 and household members residing at the same address may open new accounts in Class S of any Scudder fund.

3.    Any retirement, employee stock, bonus, pension or profit-sharing plan.

4. Any participant who owns Class S shares of any Scudder fund through an employee sponsored retirement, employee stock, bonus, pension or profit sharing plan as of December 29, 2000 may, at a later date, open a new individual account in Class S of any Scudder fund.

5. Any participant who owns Class S shares of any Scudder fund through a retirement, employee stock, bonus, pension or profit sharing plan may complete a direct rollover to an IRA account that will hold Class S shares. This applies for individuals who begin their retirement plan investments with a Scudder fund at any time, including after December 29, 2000.

6. Officers, Trustees and Directors, and full-time employees and their family members, of the fund, the Advisor and their affiliates.

7. Class S shares are available to any accounts managed by the Advisor, any advisory products offered by the Advisor or Scudder Investor Services, Inc., and to the Portfolios of Scudder Pathway Series.

8. Registered investment advisors ("RIAs") may purchase Class S shares for any client that has an existing position in Class S shares of any Scudder fund as of June 30, 2001.

9. Broker-dealers and RIAs may purchase Class S shares in comprehensive fee programs for any client that has an existing position in Class S shares of a Scudder fund as of June 30, 2001. In addition, a broker-dealer or RIA with a comprehensive fee program that at December 29, 2000 invested in Class S shares of Scudder funds as a fixed component of the program's asset allocation model will continue to be eligible to purchase Class S shares on behalf of any client who invests in the program after June 30, 2001.

10. Broker-dealers and RIAs may purchase Class S shares in mutual fund wrap fee programs for any client that has an existing position in Class S shares of a Scudder fund as of June 30, 2001. In addition, a broker-dealer with a mutual fund wrap program that invests in one or more Scudder funds as a fixed component of the program's asset allocation model will be eligible to purchase Class S shares on behalf of any client who invests in such a program.

SDI may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase Class S shares.

Clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and members of their immediate families, members of the NASD and banks may, if they prefer, subscribe initially for at least $2,500 for Class S through Scudder Distributors, Inc. by letter, fax, or telephone.

Automatic Investment Plan. A shareholder may purchase additional shares of the fund through an automatic investment program. With the Direct Deposit Purchase Plan ("Direct Deposit"), investments are made automatically (minimum $50 and maximum $250,000) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. The fund may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution.

Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) The fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Expedited Purchase Procedures for Existing Shareholders. Shareholders of other Scudder funds who have submitted an account application and have certified a tax identification number, clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and their immediate families, members of the NASD, and banks may open an account by wire by calling 1-800-SCUDDER for instructions. The investor must send a duly completed and signed application to the fund promptly. A subsequent purchase order for $10,000 or more that is not greater than four times an account value may be placed by telephone, fax, etc. by established shareholders (except by Scudder Individual Retirement Account (IRA), Scudder Horizon Plan, Scudder Profit Sharing and Money Purchase Pension Plans, Scudder 401(k) and Scudder 403(b) Plan holders), members of the NASD, and banks.

It is our policy to offer purchase privileges to current or former directors or trustees of the Deutsche or Scudder mutual funds, employees, their spouses or life partners and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-adviser to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds. Qualified individuals will generally be allowed to purchase shares in the class with the lowest expense ratio, usually the Institutional Class shares. If a fund does not offer Institutional Class shares, these individuals will be allowed to buy Class A shares at NAV. The fund also reserves the right to waive the minimum account balance requirement for employees and director accounts. Fees generally charged to IRA accounts will be charged to accounts of employees and directors.

Redemptions


Redemption fee. The fund may impose a redemption fee on shares held less than a period determined by the Board. Shareholders will be provided with 60 days notice before such a policy is implemented.


The fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the Exchange is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of the fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for the fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of the fund's shareholders.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to SDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the Prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the fund for up to seven days if the fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. The fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the fund's Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which the fund shares were purchased.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of the fund's shares at the offering price may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares, subject to CDSC may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this Plan must reinvest fund dividends.

An Automatic Withdrawal Plan request form can be obtained by calling 1-800-225-5163 for Class S.

Redemption Fee. The redemption fee will not be applied to (a) a redemption of shares outstanding for one year or more; (b) shares purchased through certain Scudder retirement plans, including 401(k) plans, 403(b) plans, 457 plans, Keogh accounts, and Profit Sharing and Money Purchase Pension Plans; provided, however, if such shares are purchased through a broker, financial institution or recordkeeper maintaining an omnibus account for the shares, such waiver may not apply (before purchasing shares, please check with your account representative concerning the availability of the fee waiver. In addition, this waiver does not apply to IRA and SEP-IRA accounts); (c) shares purchased through certain wrap fee programs; (d) a redemption of reinvestment shares (i.e., shares purchased through the reinvestment of dividends or capital gains distributions paid by the fund); (e) a redemption of shares by the fund upon exercise of its right to liquidate accounts (i) falling below the minimum account size by reason of shareholder redemptions or (ii) when the shareholder has failed to provide tax identification information; or (f) a redemption of shares due to the death of the registered shareholder of the fund account or due to the death of all registered shareholders of the fund account with more than one registered shareholder (i.e., joint tenant account), upon receipt by ICCC of appropriate written instructions and documentation satisfactory to ICCC. For this purpose and without regard to the shares actually redeemed, shares will be treated as redeemed as follows: first, reinvestment shares; second, purchased shares held one year or more; and third, purchased shares held for less than one year.

In-kind Redemptions. The fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the fund and valued as they are for purposes of computing the fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash.



Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other Scudder funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date. Shares of Scudder or Deutsche money market funds and the Scudder Cash Reserves Fund only during the Offering Period for such series as described in the applicable prospectus. The Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trusts are available on exchange that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Scudder Target Fund are available on exchange but only through a financial services firm having a services agreement with SDI. You may exchange from the following money market funds into the same class of a Scudder fund, if available, at net asset value, subject to the conditions detailed in each fund's prospectus: Cash Management Fund Investment, Tax Free Money Fund Investment, New York Tax Free Money Fund Investment, Treasury Money Fund Investment, Money market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional and Treasury Money Fund Institutional.



Shareholders must obtain prospectuses of the funds they are exchanging into from dealers, other firms or SDI.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a Scudder fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such Scudder fund. Exchanges will be made automatically until the shareholder or the fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

                                 NET ASSET VALUE

The net asset value of shares of the fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the fund because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the relevant exchange or over-the-counter ("OTC") market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the " official close" or the "official closing price" or other similar term) will be considered the most recent sale price. If a security is traded on more than one exchange, or upon one or more exchanges and in the OTC market, quotations are taken from the market in which the security is traded most extensively.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the bid prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities not addressed above are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures, contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of US dollars is calculated by converting the Local Currency into US dollars at the prevailing currency exchange rate on the valuation date.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the fund's Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the fund 's Board and overseen primarily by the fund 's Pricing Committee.

                                 TAX INFORMATION

The following is intended to be a general summary of certain federal income tax consequences of investing in the funds. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in the fund.

Taxation of the Fund. The fund has elected to be treated as a regulated investment company under Subchapter M of the Code and has qualified as such since its inception. The fund intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the fund level. In order to qualify as a regulated investment company, the fund must meet certain requirements regarding the source of its income, the diversification of its assets, and the distribution of its income:

(a) The fund must derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies.


(b) The fund must diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the fund's assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies (such as the fund), and other securities limited in respect of any one issuer of such other securities to a value not greater than 5% of the value of the fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses.

(c) The fund is required to distribute to its shareholders at least 90% of its taxable and tax-exempt net investment income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gains in the manner required under the Code.

If for any taxable year the fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. Such distributions would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

The fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the fund during the prior calendar year. Although the fund's distribution policies should enable it to avoid excise tax liability, the fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of the fund.


Taxation of the fund. The fund has elected to be treated as a regulated investment company under Subchapter M of the Code and has qualified as such since its inception. The fund intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the fund level. In order to qualify as a regulated investment company, a Fund must meet certain requirements regarding the source of its income, the diversification of its assets, and the distribution of its income.




Taxation of fund distributions. Distributions from the fund generally will be taxable to shareholders as ordinary income to the extent derived from investment income and net short-term capital gains. Distributions of net capital gains (that is, the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year) properly designated as capital gain dividends will be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held the shares in the fund.

Long-term capital gain rates applicable to individuals have been temporarily reduced--in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets--for taxable years beginning on or before December 31, 2008.


For taxable years beginning on or before December 31, 2008, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. Qualified dividend income does not include interest from fixed-income securities. In order for some portion of the dividends received by a fund shareholder to be qualified dividend income, the fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio, the fund must meet holding period and other requirements and the shareholder must meet holding period and other requirements with respect to the fund's shares. A dividend will not be treated as qualified dividend income (at either the fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 120-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 180-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest. In order for a dividend paid by a foreign corporation to constitute "qualified dividend income," the foreign corporation must (1) be eligible for the benefits of a comprehensive income tax treaty with the United States (or the stock on which the dividend is paid must be readily tradable on an established securities market in the United States), and (2) not be treated as a foreign personal holding company, foreign investment company, or passive foreign investment company.


In general, distributions of investment income designated by a regulated investment company as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the fund's shares.

Only qualified dividend income received by the fund after December 31, 2002 is eligible for pass-through treatment. If the aggregate qualified dividends received by the fund during any taxable year are 95% or more of its gross income, then 100% of the fund's dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

All distributions by the fund result in a reduction in the net asset value of the fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

Sale or redemption of shares. The sale, exchange or redemption of fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of fund shares will be disallowed if other substantially identical shares of the fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.


Dividends received deduction. It is not anticipated that dividends from domestic corporations will comprise a substantial part of the fund's gross income. If any such dividends constitute a portion of the fund's gross income, a portion of the income distributions of the fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends that so qualify. The dividends-received deduction is reduced to the extent the shares of the fund are treated as debt-financed under federal income tax law and is eliminated if either the fund shares or the dividend-paying shares are deemed to have been held by the shareholder or the fund, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend.

Foreign Taxation. Foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities may occur. These taxes may be reduced or eliminated under the terms of an applicable U.S. income tax treaty. The fund will not be eligible to pass through to shareholders its proportionate share of any foreign taxes paid by the fund, with the result that shareholders will not be able to include in income, and will not be entitled to take any credits or deductions for such foreign taxes.

Passive Foreign Investment Companies. Equity investments by the fund in certain "passive foreign investment companies" ("PFICs") could potentially subject the fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to the fund shareholders. However, the fund may elect to avoid the imposition of that tax. For example, the fund may elect to treat a PFIC as a "qualified electing fund" (a "QEF election"), in which case the fund will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. The fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the fund to avoid taxation. Making either of these elections therefore may require the fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the fund's total return. Dividends paid by PFICs will not be eligible to be treated as "qualified dividend income."



Tax effects of certain transactions. The fund's use of options, futures contracts, forward contracts (to the extent permitted) and certain other Strategic Transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.


Transactions in foreign currencies, foreign investment currency-denominated debt securities and certain foreign currency options, futures contracts, forward contracts and similar instruments (to the extent permitted) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.


The fund's investment in zero coupon bonds and other debt obligations having original issue discount may cause the fund to recognize taxable income in excess of any cash received from the investment.

Under current law, the fund serves to block unrelated business taxable income ("UBTI") from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the fund if either: (1) the fund invests in real estate investment trusts ("REITs") that hold residual interests in real estate mortgage investment conduits ("REMICs"); or (2) shares in the fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). If a charitable remainder trust (as defined in Code Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year. The fund may invest in REITs that hold residual interests in REMICs.


Other tax considerations. Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish the fund with their taxpayer identification numbers and certifications as to their tax status.

Shareholders of the fund may be subject to state and local taxes on distributions received from the fund and on redemptions of the fund's shares. Any shareholder who is not a U.S. Person (as such term is defined in the Code) should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax rate on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to the fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

                             DIRECTORS AND OFFICERS


Officers and Board of Directors of the Corporation

The overall business and affairs of the Corporation and the fund is managed by the Board of Directors. The Board approves all significant agreements between the fund and persons or companies furnishing services to the fund, including the fund agreements with its investment advisor, distributor, custodian and transfer agent. The Board of Directors and the executive officers are responsible for managing the fund affairs and for exercising the fund powers except those reserved for the shareholders and those assigned to the Advisor or other service providers. Each Director holds office until he or she resigns, is removed or a successor is appointed or elected and qualified. Each officer is elected to serve until he or she resigns, is removed or a successor has been duly appointed and qualified.

The following information is provided for each Director and Officer of the Corporation and the fund's Board as of the end of the most recently completed calendar year. The first section of the table lists information for each Director who is not an "interested person" of the Corporation and fund. Information for each Non-Independent Director ("Interested Director") follows. The Interested Directors are considered to be interested persons as defined by the 1940 Act because of their employment with either the fund's advisor and/or underwriter. The mailing address for the Directors and Officers with respect to the Corporation's operations is One South Street, Baltimore, Maryland, 21202.

The following individuals hold the same position with the fund and the Corporation.

Independent Directors

--------------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position with the                                                                                 Number of Funds
Fund and Length of Time    Business Experience and Directorships                                  in the Fund
Served(1,2)                During the Past 5 Years                                                Complex Overseen
--------------------------------------------------------------------------------------------------------------------
Joseph R. Hardiman         Private Equity Investor (January 1997 to present); Director, Corvis           66
5/27/37                    Corporation(3) (optical networking equipment) (July 2000 to present),
Chairman since 2004 and    Brown Investment Advisory & Trust Company (investment advisor)
Director since 2000        (February 2001 to present), The Nevis Fund (registered investment company) (July 1999 to present), and ISI Family of
                           Funds (registered investment companies) (March 1998
                           to present). Formerly, Director, Soundview Technology
                           Group Inc. (investment banking) (July 1998 to January
                           2004) and Director, Circon Corp.(3) (medical
                           instruments) (November 1998-January 1999); President
                           and Chief Executive Officer, The National Association
                           of Securities Dealers, Inc. and The NASDAQ Stock
                           Market, Inc. (1987-1997); Chief Operating Officer of
                           Alex. Brown & Sons Incorporated (now Deutsche Bank
                           Securities Inc.) (1985-1987); General Partner, Alex.
                           Brown & Sons Incorporated (now Deutsche Bank
                           Securities Inc.) (1976-1985)
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position with the                                                                                 Number of Funds
Fund and Length of Time    Business Experience and Directorships                                  in the Fund
Served(1,2)                During the Past 5 Years                                                Complex Overseen
--------------------------------------------------------------------------------------------------------------------
Richard R. Burt            Chairman, Diligence LLC (international information collection and             68
2/3/47                     risk-management firm (September 2002 to present); Chairman, IEP
Director since 1998        Advisors, Inc. (July 1998 to present); Chairman of the Board, Weirton
                           Steel Corporation(3) (April 1996 to present); Member of
                           the Board, Hollinger International, Inc.(3)
                           (publishing) (September 1995 to present), HCL
                           Technologies Limited (information technology) (April
                           1999 to present), UBS Mutual Funds (formerly known as
                           Brinson and Mitchell Hutchins families of funds)
                           (registered investment companies) (September 1995 to
                           present); and Member, Textron Inc.(3) International
                           Advisory Council (July 1996 to present). Formerly,
                           Partner, McKinsey & Company (consulting) (1991-1994)
                           and US Chief Negotiator in Strategic Arms Reduction
                           Talks (START) with former Soviet Union and US
                           Ambassador to the Federal Republic of Germany
                           (1985-1991); Member of the Board, Homestake Mining(3)
                           (mining and exploration) (1998-February 2001), Archer
                           Daniels Midland Company(3) (agribusiness operations)
                           (October 1996-June 2001) and Anchor Gaming (gaming
                           software and equipment) (March 1999 -December 2001)
--------------------------------------------------------------------------------------------------------------------
S. Leland Dill             Trustee, Phoenix Euclid Market Neutral Funds (since May 1998),                66
3/28/30                    Phoenix Funds (24 portfolios) (since May 2004) (registered investment
Director since 2002        companies); Retired (since 1986). Formerly, Partner, KPMG Peat
                           Marwick (June 1956-June 1986); Director, Vintners International
                           Company Inc. (wine vintner) (June 1989-May 1992), Coutts (USA)
                           International (January 1992-March 2000), Coutts Trust Holdings Ltd.,
                           Coutts Group (private bank) (March 1991-March 1999); General Partner,
                           Pemco (investment company) (June 1979-June 1986); Trustee, Phoenix
                           Zweig Series Trust (September 1989-May 2004)
--------------------------------------------------------------------------------------------------------------------
Martin J. Gruber           Nomura Professor of Finance, Leonard N. Stern School of Business, New         66
7/15/37                    York University (since September 1964); Trustee (since January 2000)
Director since 2002        and Chairman of the Board (since February 2004), CREF (pension fund);
                           Trustee of the TIAA-CREF Mutual funds (53 portfolios) (since February
                           2004); Director, Japan Equity Fund, Inc. (since January 1992), Thai
                           Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc.
                           (since January 2000) (registered investment companies). Formerly,
                           Trustee, TIAA (pension fund) (January 1996-January 2000); Director,
                           S.G. Cowen Mutual Funds (January 1985- January 2001)
--------------------------------------------------------------------------------------------------------------------
Richard J. Herring         Jacob Safra Professor of International Banking and Professor, Finance         66
2/18/46                    Department, The Wharton School, University of Pennsylvania (since
Director since 2002        July 1972); Director, Lauder Institute of International Management
                           Studies (since July 2000); Co-Director, Wharton Financial
                           Institutions Center (since July 2000). Formerly, Vice Dean and
                           Director, Wharton Undergraduate Division (July 1995-June 2000)
--------------------------------------------------------------------------------------------------------------------
Graham E. Jones            Senior Vice President, BGK Realty, Inc. (commercial real estate)              66
1/31/33                    (since 1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck
Director since 2002        & Greer (since 1985) and Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998)
--------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel           President and Chief Executive Officer, The Pew Charitable Trusts              66
4/10/51                    (charitable foundation) (1994 to present); Executive Vice President,
Director since 2000        The Glenmede Trust Company (investment trust and wealth management)
                           (1983 to present)
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position with the                                                                                 Number of Funds
Fund and Length of Time    Business Experience and Directorships                                  in the Fund
Served(1,2)                During the Past 5 Years                                                Complex Overseen
--------------------------------------------------------------------------------------------------------------------
Philip Saunders, Jr.       Principal, Philip Saunders Associates (economic and financial                 66
10/11/35                   consulting) (since November 1988). Formerly, Director, Financial
Director since 2002        Industry Consulting, Wolf & Company (consulting)(1987-1988);
                           President, John Hancock Home Mortgage Corporation
                           (1984-1986); Senior Vice President of Treasury and
                           Financial Services, John Hancock Mutual Life
                           Insurance Company, Inc. (1982-1986)
--------------------------------------------------------------------------------------------------------------------
William N. Searcy          Private investor since October 2003; Trustee of 18 open-end mutual            66
9/03/46                    funds managed by Sun Capital Advisers, Inc. (since October 1998).
Director since 2002        Formerly, Pension & Savings Trust Officer, Sprint Corporation3
                           (telecommunications) (since November 1989)
--------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth        President, Robert H. Wadsworth Associates, Inc. (consulting firm)             69
1/29/40                    (May 1983 to present).  Formerly, President and Trustee, Trust for
Director since 1997        Investment Managers (registered investment company) (April 1999- June
                           2002). President, Investment Company Administration,
                           L.L.C. (January 1992*-July 2001); President,
                           Treasurer and Director, First Fund Distributors, Inc.
                           (June 1990-January 2002); Vice President,
                           Professionally Managed Portfolios (May 1991-January
                           2002) and Advisors Series Trust (October 1996-January
                           2002) (registered investment companies)

                           * Inception date of the corporation which was the
                           predecessor to the L.L.C.
--------------------------------------------------------------------------------------------------------------------

Officers

--------------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position with the
Fund and Length of Time    Business Experience and Directorships
Served(1,2)                During the Past 5 Years
--------------------------------------------------------------------------------------------------------------------
William N. Shiebler(4)     Chief Executive Officer in the Americas for Deutsche Asset Management ("DeAM") and a
(1942)                     member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam
Director since 2004        Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments,
                           Inc. and President, Chief Executive Officer, and
                           Director of Putnam Mutual Funds Inc. (1990-1999)
--------------------------------------------------------------------------------------------------------------------
Julian F. Sluyters(5)      Managing Director, Deutsche Asset Management (since May 2004); President and Chief
7/14/60                    Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central
President and Chief        Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder
Executive Officer since    Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004);
2004                       President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief
                           Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual
                           Fund Operations (1991 to 1998) UBS Global Asset Management
--------------------------------------------------------------------------------------------------------------------
Kenneth Murphy(6)          Vice President, Deutsche Asset Management (2000-present); formerly, Director, John
10/13/63                   Hancock Signature Services (1992-2000)
Vice President and
Anti-Money Laundering
Compliance Officer since
2002
--------------------------------------------------------------------------------------------------------------------
Paul Schubert(5) (1963)    Managing Director, Deutsche Asset Management (2004-present); formerly, Executive
Chief Financial Officer,   Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS
since 2004                 Global Asset Management (1994-2004)
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position with the
Fund and Length of Time    Business Experience and Directorships
Served(1,2)                During the Past 5 Years
--------------------------------------------------------------------------------------------------------------------
Charles A. Rizzo(6)        Managing Director, Deutsche Asset Management (April 2004 to present). Formerly,
8/5/57                     Director, Deutsche Asset Management (April 2000-March 2004); Vice President and
Treasurer since 2002       Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.)
                           (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP)
                           (1993-1998)
--------------------------------------------------------------------------------------------------------------------
John Millette(6)           Director, Deutsche Asset Management
8/23/62
Secretary since 2003
--------------------------------------------------------------------------------------------------------------------
Daniel O. Hirsch           Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche
3/27/54                    Global Funds Ltd. (2002-present). Formerly, Director, Deutsche Asset Management
Assistant Secretary since  (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.)
2004                       (1998-1999); Assistant General Counsel, United States Securities and Exchange
                           Commission (1993-1998)
--------------------------------------------------------------------------------------------------------------------
Caroline Pearson(6)        Managing Director, Deutsche Asset Management
4/1/62
Assistant Secretary,
since 2002
--------------------------------------------------------------------------------------------------------------------
Bruce A. Rosenblum         Director, Deutsche Asset Management
9/14/60
Vice President since 2003
and Assistant Secretary
since 2002
--------------------------------------------------------------------------------------------------------------------
Kevin M. Gay(6)            Vice President, Deutsche Asset Management
11/12/59
Assistant Treasurer since
2004
--------------------------------------------------------------------------------------------------------------------
Salvatore Schiavone(6)     Director, Deutsche Asset Management
11/03/65
Assistant Treasurer since
2003
--------------------------------------------------------------------------------------------------------------------
Kathleen Sullivan          Director, Deutsche Asset Management
D'Eramo(6)
1/27/57
Assistant Treasurer since
2003
--------------------------------------------------------------------------------------------------------------------

(1) Unless otherwise indicated, the mailing address of each Director and Officer with respect to fund operations is One South Street, Baltimore, MD 21202.

(2) Length of time served represents the date that each Director or Officer first began serving in that position with Scudder Investors Funds, Inc. (formerly Deutsche Investors Funds, Inc.) of which this fund is a series.

(3) A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

(4)   Address: 280 Park Avenue, New York, New York

(5)   Address: 345 Park Avenue, New York, New York

(6)   Address: Two International Place, Boston, Massachusetts 02110

Each Officer also holds similar positions for other investment companies for which DeAM, Inc. or an affiliate serves as the advisor.

Officer's Role with Principal Underwriter: Scudder Distributors, Inc.

Caroline Pearson:              Secretary

Director Ownership in the Fund(1)

                                                                         Aggregate Dollar Range of
                                                                          Ownership as of 12/31/03
                                          Dollar Range of                 in all Funds Overseen by
                                      Beneficial Ownership in                     Director
Director                                      the Fund                      in the Fund Complex(2)
--------                                      --------                      ----------------------

Independent Directors:

Richard R. Burt                                 None                            Over $100,000
S. Leland Dill                                  None                            Over $100,000
Martin J. Gruber                                None                            Over $100,000
Joseph R. Hardiman                              None                            Over $100,000
Richard J. Herring                              None                            Over $100,000
Graham E. Jones                                 None                            Over $100,000
Rebecca W. Rimel                                None                            Over $100,000
Philip Saunders, Jr.                            None                            Over $100,000
William N. Searcy                               None                            Over $100,000
William N. Shiebler                             None                            Over $100,000
Robert H. Wadsworth                             None                            Over $100,000

(1) The amount shown includes share equivalents of funds which the board member is deemed to be invested pursuant to the fund's deferred compensation plan. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.

(2) Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the Director's economic interest is tied to the securities, employment ownership and securities when the Director can exert voting power and when the Director has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, over $100,000.

Ownership in Securities of the Advisor and Related Companies

As reported to the fund, the information in the following table reflects ownership by the Independent Directors and their immediate family members of certain securities as of December 31, 2003. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the fund (including Deutsche Bank AG).

                                                                                    Value of
                                  Owner and                                      Securities on       Percent of
Independent                    Relationship to                     Title of       an Aggregate      Class on an
Director                           Director          Company         Class           Basis        Aggregate Basis
--------                           --------          -------         -----           -----        ---------------

Richard R. Burt                                        None
S. Leland Dill                                         None
Martin J. Gruber                                       None
Joseph R. Hardiman                                     None
Richard Herring                                        None
Graham E. Jones                                        None
Rebecca W. Rimel                                       None
Philip Saunders, Jr.                                   None
William N. Searcy                                      None
Robert H. Wadsworth                                    None

As of December __, 2004 the Directors and officers of the Corporation owned, as a group, less than 1% percent of the outstanding shares of the fund.

To the best of the fund's knowledge, as of December __,2004, no person owned of record or beneficially 5% or more of any class of the fund's outstanding shares, except as noted below.

Information Concerning Committees and Meetings of Directors

The Board of Directors of the Corporation met six times during the calendar year ended December 31, 2003 and each Director attended at least 75% of the meetings of the Board and meetings of the committees of the Board of Directors on which such Director served.

Board Committees. The Corporation's Board currently has the following committees:

Audit and Compliance Committee. The Audit and Compliance Committee selects the independent registered public accounting firms for the fund, confers with the independent registered public accounting firm regarding the fund's financial statements, the results of audits and related matters, and performs such other tasks as it deems necessary or appropriate. The Audit and Compliance Committee approves all significant services proposed to be performed by the independent auditors and considers the possible effect of such services on their independence. The members of the Audit and Compliance Committee are S. Leland Dill (Chair) and all of the Independent Directors. The Audit Committee met seven times during the calendar year ended December 31, 2003.

Nominating and Governance Committee. The primary responsibilities of the Nominating and Governance Committee, consisting of all the Independent Directors, are to make recommendations to the Board on issues related to the composition and operation of the Board, and communicate with management on those issues. The Nominating and Governance Committee also evaluates and nominates Board member candidates.* The Nominating and Governance Committee, which meets as often as deemed appropriate by the Committee, met once during the calendar year ended December 31, 2003.

* Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Funds.

Valuation Committee. The Valuation Committee is authorized to act for the Board of Directors in connection with the valuation of securities held by the fund in accordance with the fund's Valuation Procedures. Messrs. Gruber, Saunders and Wadsworth are members of the Committee with Messrs. Burt, Dill, Hardiman, Herring, Jones, Searcy and Ms. Rimel as alternates. Two Directors are required to constitute a quorum for meetings of the Valuation Committee. The Valuation Committee met [number of meetings varies by fund] time[s] during the calendar year ended December 31, 2003.

Additional Committees. On February 25, 2003, the Board of Directors organized a Fixed Income Committee, an Equity Committee and an Operations Committee. The members of the Fixed Income Committee are Messrs. Jones and Searcy and Ms. Rimel. The members of the Equity Committee are Messrs. Burt, Gruber, Hardiman and Herring. The members of the Operations Committee are Messrs. Dill, Saunders and Wadsworth. The Fixed Income, Equity and Operations Committees periodically review the investment performance and operations of the fund. The Fixed Income Committee met five times, the Equity Committee met five times and the Operations Committee met eight times during the calendar year ended December 31, 2003.

Remuneration. Officers of the fund receive no direct remuneration from the fund. Officers and Directors of the fund who are officers or Directors of Deutsche Asset Management or the Advisor may be considered to have received remuneration indirectly. Each Director who is not an "interested person" of the fund receives compensation from the fund for his or her services, which includes an annual retainer fee and an attendance fee for each Board meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board meetings). Additionally, each Independent Director receives a fee for each telephonic Audit Committee or Board meeting in which he or she participates. Each Independent Director also may receive a fee for certain special committee meetings attended. In addition, the Chair of the Audit and Compliance Committee receives an annual fee for his services.

Members of the Board of Directors who are employees of the Advisor or its affiliates receive no direct compensation from the fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the fund. The following table shows compensation received by each Director from the Corporation and the fund and aggregate compensation from the fund Complex during the calendar year 2003.

                                                                Pension or Retirement      Total Compensation Paid to
Name of                          Compensation from Scudder   Benefits Accrued as Part of     Director from the Fund
Director                           Investors Funds, Inc.            Fund Expenses            and the Fund Complex(1)
--------                           ---------------------            -------------            -----------------------

Richard R. Burt                                     $                    $0                               $168,640
S. Leland Dill                                      $                    $0                               $141,000
Martin J. Gruber                                    $                    $0                               $140,939
Joseph R. Hardiman(2)                               $                    $0                               $136,000
Richard J. Herring(2)                               $                    $0                               $139,390
Graham E. Jones                                     $                    $0                               $136,000
Rebecca W. Rimel(2)                                 $                    $0                               $142,780
Philip Saunders, Jr.(2)                             $                    $0                               $135,000
William N. Searcy                                   $                    $0                               $136,000
Robert H. Wadsworth                                 $                    $0                               $170,000

(1) During calendar year 2003, the total number of funds overseen by each Director was 68 funds except for Messrs. Burt (70 funds), Gruber (69 funds), Hale (201 funds), and Wadsworth (71 funds).

(2) Of the amounts payable to Ms. Rimel and Messrs. Hardiman, Herring and Saunders, $124,889, $48,150, $33,803 and $122,498, respectively, was deferred pursuant to a deferred compensation plan.

Certain funds in the Fund Complex, including this fund, have adopted a Retirement Plan for Directors who are not employees of the Corporation, the Corporation's Administrator or their respective affiliates (the "Retirement Plan"). After completion of six years of service, each participant in the Retirement Plan will be entitled to receive an annual retirement benefit equal to a percentage of the fee earned by the participant in his or her last year of service. Upon retirement, each participant will receive annually 10% of such fee for each year that he or she served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by the participant in his or her last year of service. The fee will be paid quarterly, for life, by the fund for which he or she serves. The Retirement Plan is unfunded and unvested. Such fees are allocated to each of the 25 funds that have adopted the Retirement Plan based upon the relative net assets of such fund.

Set forth in the table below are the estimated annual benefits payable to a participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such participant in his or her last year of service, as described above. The approximate credited years of service at December 31, 2001 were as follows: for Ms. Rimel, 6 years; for Mr. Hardiman, 3 years; and for Mr. Burt and Mr. Wadsworth, 2 years.

        Estimated Annual Benefits Payable By Fund Complex Upon Retirement
        -----------------------------------------------------------------

  Years of Service               Chair Audit Committee        Other Participants
  ----------------               ---------------------        ------------------

      6 years                           $4,900                      $3,900
      7 years                           $9,800                      $7,800
      8 years                           $14,700                    $11,700
      9 years                           $19,600                    $15,600
  10 years or more                      $24,500                    $19,500

Effective February 12, 2001, the Board of Directors of the Corporation, as well as the fund participating in the Retirement Plan, voted to amend the Plan as part of an overall review of the compensation paid to Directors. The amendments provided that no further benefits would accrue to any current or future Directors and included a onetime payment of benefits accrued under the Plan to Directors, as calculated based on the following actuarial assumptions: (1) retirement benefits at the later of age 65 or 10 years of service based on a 10% per year of service vesting schedule; (2) a 6% interest rate; and (3) rounding all calculations to the next whole year as of January 31, 2001. At each Director's election, this one-time payment could be transferred into the Deferred Compensation Plan, described below.

Any Director who receives fees from the fund is permitted to defer 50% to 100% of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Burt, Wadsworth, Hardiman, and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Directors may select from among certain funds in the Scudder Family of funds in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Directors' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.


            SHAREHOLDER RIGHTS AND BENEFICIAL OWNERSHIP INFORMATION

Voting Rights

Each share of the fund or class shall have equal rights with each other share of the fund or class with respect to the assets of the Corporation pertaining to that fund or class. Upon liquidation of the fund, shareholders of each class are entitled to share pro rata in the net assets of the fund available for distribution to their class.

Shareholders of the fund are entitled to one vote for each full share held and to a fractional vote for fractional shares. Shareholders in the fund generally vote in the aggregate and not by class, unless the law expressly requires otherwise or the Directors determine that the matter to be voted upon affects only the interests of shareholders of a particular fund or class of shares. The voting rights of shareholders are not cumulative. Shares have no preemptive or conversion rights. Shares are fully paid and non-assessable by the Corporation. It is the intention of the Corporation not to hold meetings of shareholders annually. The Directors of the Corporation may call meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or as may be permitted by the Articles of Incorporation or By-laws.

Directors may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Corporation's outstanding shares of all series entitled to vote.

The Corporation's Articles of Incorporation provide that the presence in person or by proxy of the holders of record of one-third of the shares outstanding and entitled to vote shall constitute a quorum at all meetings of shareholders of the fund, except as otherwise required by applicable law. The Articles of Incorporation further provide that all questions shall be decided by a majority of the votes cast at any such meeting at which a quorum is present, except as otherwise required by applicable law.

The Corporation's Articles of Incorporation provide that, at any meeting of shareholders of the fund or a Class, a financial intermediary may vote any shares as to which that financial intermediary is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which that financial intermediary is the agent of record. Any shares so voted by a financial intermediary also are deemed represented at the meeting for purposes of quorum requirements.




As of December ___, 2004, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Shares:




Shareholders owning 25% or more of outstanding Shares may be in control of the fund and be able to affect the outcome of certain matters presented for a vote of shareholders.


Interests in the fund have no preference, preemptive, conversion or similar rights and are fully paid and non-assessable. The fund is not required to hold annual meetings of investors, but will hold special meetings of investors when, in the judgment of its Directors, it is necessary or desirable to submit matters for an investor vote. Each investor is entitled to a vote in proportion to the share of its investment in the fund.


As used in this SAI and the Prospectuses, the term "majority of the outstanding voting securities" (as defined in the 1940 Act) currently means the vote of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or represented by proxy; or (ii) more than 50% of the outstanding voting securities, whichever is less.

                             PROXY VOTING GUIDELINES


The fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board's general oversight. The fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with each Fund's best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the fund, and the interests of the Advisor and its affiliates, including the fund's principal underwriter. The Guidelines set forth the Advisor's general position on various proposals, such as:

o Shareholder Rights -- The Advisor generally votes against proposals that restrict shareholder rights.

o Corporate Governance -- The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

o Anti-Takeover Matters -- The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

o Compensation Matters -- The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor's criteria.

o Routine Matters -- The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the Advisor's general voting positions on various proposals, the Advisor may, consistent with the fund's best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission's Web site at www.sec.gov or by visiting our Web site at myscudder.com for Class S shares, or scudder.com for all other classes (type "proxy voting" in the search field).


                              FINANCIAL INFORMATION


The Financial Statements including notes thereto for the fund for the period ended August 31, 2004 are incorporated herein by reference to the Annual Report to Shareholders of the Japanese Equity Fund, a series of Scudder Investors Funds, Inc. filed with the SEC, dated August 31, 2004.

Information concerning portfolio holdings of a Scudder Fund as of a month-end is available upon request no earlier than the 16th day after month-end. Please call Scudder Investments at the number appearing on the front cover of this Statement of Additional Information to make such a request.

                                    ADDRESSES


Scudder Japanese Equity Fund
One South Street
Baltimore, Maryland 21202

Investment Advisor to the Fund
Deutsche Asset Management, Inc.
280 Park Avenue
New York, New York 10017

Sub-Advisor to the Fund
Deutsche Asset Management (Japan) Limited ("DeAMJ")
Sanno Park Tower, 2-11-1
Nagata-Cho, Chiyoda-Ku
Tokyo, Japan 100-6173


Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606

Administrator
Investment Company Capital Corp.
One South Street
Baltimore, Maryland 21202

Transfer Agent and Dividend Disbursing Agent
Scudder Investment Services Company
222 South Riverside Plaza
Chicago, IL 60606

Custodian
Investors Bank & Trust Co.
200 Clarendon Street
Boston, Massachusetts 02116


Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110


Legal Counsel
Willkie Farr & Gallagher LLP
787 Seventh Ave.
New York, NY 10019


B369-014

                       STATEMENT OF ADDITIONAL INFORMATION


                                                                 January 1, 2005


SCUDDER INVESTORS FUNDS, INC.

Scudder Japanese Equity Fund (formerly Flag Investors Japanese Equity Fund)-- Classes A, B and C

Scudder Investors Funds, Inc. (the "Corporation") is an open-end, management investment company that offers investors a selection of investment portfolios, each having separate and distinct investment objectives and policies. This Statement of Additional Information ("SAI") provides supplementary information pertaining to the Scudder Japanese Equity Fund (the "fund").


Prior to August 20, 2004, Scudder Japanese Equity Fund invested all of its investable assets in the Japanese Equity Portfolio (the "Portfolio"), a series of the Scudder Investors Portfolios Trust, a diversified open-end management investment company having the same investment objective as the fund. Since August 20, 2004, Scudder Japanese Equity Fund is now operating as a stand alone mutual fund that directly acquires and manages its own portfolio of securities. The fund may in the future seek to achieve its investment objective by investing all of its net assets in an investment company having the same investment policies and restrictions as those of the fund.

The fund's Classes A, B and C Prospectus, dated January 1, 2005 (the "Prospectus"), as it may be amended, revised or supplemented from time to time, provides the basic information investors should know before investing. This SAI, which is not a Prospectus, is intended to provide additional information regarding the activities and operations of the fund and the Portfolio and should be read only in conjunction with the Prospectus. You may request a copy of the Prospectus or a copy of this SAI, free of charge by written request at the address, or by calling the telephone number, listed below. This SAI is not an offer of any fund for which an investor has not received a Prospectus. Capitalized terms not otherwise defined in this SAI have the meanings given to them in the fund's Prospectus. The financial statements for the fund for the fiscal year ended August 31, 2004 (audited) are incorporated herein by reference to the Annual Report to shareholders for the fund and the Portfolio dated August 31, 2004 (audited). A copy of the fund's Annual Report may be obtained without charge by written request at the address, or by calling the telephone number, listed below.


                       SCUDDER DISTRIBUTORS, INC. ("SDI")
                            222 South Riverside Plaza
                                Chicago, IL 60606
                            TOLL-FREE 1-800-621-1048

                                TABLE OF CONTENTS

                                                                            Page


GENERAL INFORMATION AND HISTORY................................................1

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS...............................1

INVESTMENT POLICIES............................................................2

MANAGEMENT OF THE FUND........................................................33

Investment Sub-Advisor to the Portfolio.......................................34
Brokerage Transactions........................................................35
Distribution and Services Plans...............................................37
Transfer Agent and Dividend Disbursing Agent..................................38
Administrator.................................................................39
Administrative Agent to the Fund..............................................39
Custodian and Fund Accountant.................................................40
Independent Registered Public Accounting Firm.................................40
Legal Counsel.................................................................40

PURCHASE AND REDEMPTION OF SHARES.............................................40

NET ASSET VALUE...............................................................52

TAX INFORMATION...............................................................53

DIRECTORS AND OFFICERS........................................................57

SHAREHOLDER RIGHTS AND BENEFICIAL OWNERSHIP INFORMATION.......................64

PROXY VOTING GUIDELINES.......................................................67

FINANCIAL INFORMATION.........................................................68

ADDITIONAL INFORMATION........................................................68

                         GENERAL INFORMATION AND HISTORY

Scudder Investors Funds, Inc., formerly Deutsche Investors Funds, Inc. and Flag Investors Funds, Inc. (the "Corporation"), is an open-end management investment company. Prior to May 19, 2003, the Corporation was known as Deutsche Investors Funds, Inc. Prior to March 15, 2001, the Corporation was known as Flag Investors Funds, Inc. Prior to January 18, 2000, the Corporation was known as Deutsche Funds, Inc. Prior to May 5, 1998, the Corporation was known as Deutsche Family of Funds, Inc. The Corporation currently offers three funds.



Important information concerning the Corporation and the fund is included in the fund's Prospectus, which may be obtained without charge from the fund's distributor (the "Distributor"). The Prospectus may also be obtained from Shareholder Service Agents. Some of the information required to be in this Statement of Additional Information is also included in the fund's current Prospectus. To avoid unnecessary repetition, references are made to related sections of the Prospectus. In addition, the Prospectuses and this Statement of Additional Information omit certain information about the fund and its business that is contained in the Registration Statement for the fund and its Shares filed with the Securities and Exchange Commission (the "SEC"). Copies of the Registration Statement as filed, including such omitted items, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

The Corporation was incorporated under the laws of the State of Maryland on May 22, 1997. The Corporation filed a registration statement with the SEC registering itself as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and its Shares under the Securities Act of 1933, as amended (the "1933 Act").

                INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

Investment Objective


The following is a description of the fund's investment objective. There can, of course, be no assurance that the fund will achieve its investment objective.

The investment objective of the fund is to seek high capital appreciation.

The fund seeks to achieve its objective by investing primarily in Japanese securities (including American Depository Receipts), as described below. Under normal conditions, the fund will invest at least 80% of its assets, plus any borrowings for investment purposes, in Japanese equity securities, that is, equity securities issued by entities that are organized under the laws of Japan ("Japanese companies"), securities of affiliates of Japanese companies, wherever organized and traded, and securities of issuers not organized under the laws of Japan but deriving 50% or more of their revenues from Japan. In doing so, the fund's investments in Japanese securities will be primarily in common stocks of Japanese companies. However, the fund may also invest in other equity securities issued by Japanese entities, such as warrants and convertible debentures, and in debt securities, such as those of the Japanese government and of Japanese companies, when the fund's advisor or sub-advisor (the "Advisor") believes the potential for capital appreciation from investment in debt securities equals or exceeds that available from investment in equity securities.

The fund may invest in a broad range of fixed income securities of all maturities; however, the fund may invest up to 20% of its total assets in cash or in short-term government or other short-term prime obligations in order to have funds readily available for general corporate purposes, including the payment of operating expenses, dividends and redemptions, or the investment in securities through exercise of rights or otherwise, or in repurchase agreements in order to earn income for periods as short as overnight. Where the Advisor determines that market or economic conditions so warrant, the fund may, for temporary defensive purposes, invest up to 100% of its total assets in cash and cash equivalents. For instance, there may be periods when changes in market or other economic conditions, or in political conditions, will make advisable a reduction in equity positions and increased commitments in cash or corporate debt securities, whether or not Japanese, or in the obligations of the government of the United States or of Japan or of other governments. To the extent this happens, the fund will not be pursuing its objective of high capital appreciation.

The fund may also invest up to 30% of its net assets in the equity securities of Japanese companies that are traded in an over-the-counter market rather than listed on a securities exchange. These are generally securities of relatively small or little-known companies that the fund's Advisor believes have above-average earnings growth potential. Securities that are traded over-the-counter may not be traded in the volumes typical on a national securities exchange. Consequently, in order to sell this type of holding, in a relatively short time period, the fund may need to discount the securities from recent prices or dispose of the securities over a long period of time. The prices of this type of security may be more volatile than those of larger companies, which are often traded on a national securities exchange.

The fund purchases and holds securities that the Advisor believes have the potential for long-term capital appreciation; investment income is a secondary consideration in the selection of portfolio securities. It is not the policy of the fund to trade in securities or to realize gain solely for the purpose of making a distribution to its shareholders.

It is not the policy of the fund to make investments for the purpose of exercising control over management or that would involve promotion or business management or that would subject the fund to unlimited liability.


                               INVESTMENT POLICIES


The principal investment strategies of the fund, and the risks associated with these strategies, are described in the fund's prospectus. Additional information is provided below. Any percentage limitation on the fund's ability to invest in debt securities will not be applicable during periods when the fund pursues a temporary defensive strategy as discussed below. The fund is not obligated to pursue any of these strategies and does not represent that these techniques are available now or will be available at any time in the future.


Investment Objective and Policies




The fund's investment objective and its fundamental investment policies cannot be changed unless authorized by the "vote of a majority of its outstanding voting securities," which is defined as a vote of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or represented by proxy; or (ii) more than 50% of the outstanding voting securities, whichever is less. The fund's non-fundamental investment policies, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change of these limitations become effective.

Unless otherwise noted and except with respect to borrowing money, there will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken even if there is a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

Fundamental Investment Policies


The fund has elected to be classified as a diversified series of an open-end investment company. A diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

Under normal circumstances, at least 80% of the fund's assets are invested in equity securities issued by Japanese companies, which may include, for the purposes of meeting such 80% minimum, up to 5% of the assets in securities that grant the right to acquire Japanese securities.

The fund may not purchase securities or other obligations of issuers conducting their principal business activity in the same industry if its investments in such industry would equal or exceed 25% of the value of the fund's total assets, provided that the foregoing limitation shall not apply to investments in securities issued by the US government or its agencies or instrumentalities. Unless Sections 8(b)(1) and 13(a) of the 1940 Act or any SEC or SEC staff interpretations thereof are amended or modified the fund may not:


1. Purchase any security if, as a result, 25% or more of its total assets would be invested in securities of issuers in any single industry. This limitation shall not apply to securities issued or guaranteed as to principal or interest by the US government or instrumentalities.

2. Issue senior securities. For purposes of this restriction, borrowing money in accordance with paragraph 3 below, making loans in accordance with paragraph 7 below, the issuance of Shares in multiple classes or series, the purchase or sale of options, futures contracts, forward commitments, swaps and transactions in repurchase agreements are not deemed to be senior securities.


3. Borrow money, except in amounts not to exceed one-third of the fund's total assets (including the amount borrowed) (i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of interests in fund Shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) pursuant to reverse repurchase agreements entered into by the fund.

4. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the fund may be deemed to be an underwriter under the Securities Act of 1933 (the "1933 Act").

5. Purchase or sell real estate except that the fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the fund as a result of the ownership of securities.

6. Purchase or sell commodities or commodity contracts, except the fund may purchase and sell financial futures contracts, options on financial futures contracts and warrants and may enter into swap and forward commitment transactions.

7. Make loans, except that the fund may (i) lend portfolio securities with a value not exceeding one-third of the fund's total assets, (ii) enter into repurchase agreements, and (iii) purchase all or a portion of an issue of debt securities (including privately issued debt securities), bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.


Non-Fundamental Investment Policies


The fund may:

1. Invest up to 5% of the total assets of the fund in shares of investment companies, provided these shares are offered to the public without limitation on the number of shares, the shareholders have the right to redeem their shares, and the investment companies have investment policies consistent with those of the fund. The fund may not own more than 3% of the total outstanding voting stock of any other investment company. As a shareholder of another investment company, the fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees.

2. Not acquire any illiquid investments, such as repurchase agreements with more than seven days to maturity, if as a result thereof, more than 15% of the market value of the fund's net assets would be in investments that are illiquid;


3. Not invest more than 10% of its net assets in unlisted securities and Notes;

4. Not sell any security short, except to the extent permitted by the 1940 Act. Transactions in futures contracts and options shall not constitute selling securities short; or


5. Not purchase securities on margin, but the fund may obtain such short-term credits as may be necessary for the clearance of transactions.

Note: In connection with the first non-fundamental policy, shares of another securities investment fund managed by the Advisor or by another investment advisor affiliated with the Advisor through a substantial direct or indirect interest may be purchased, subject to certain limitations, if the other investment fund according to its investment policies specializes in a specific geographic area or economic sector. The fund would not, however, pay a sales charge when investing in an investment company managed by the Advisor or its affiliates. In addition, no management or advisory fees would be paid by the fund with respect to its assets which are invested in investment companies managed by the Advisor or its affiliates.

Securities in which the Fund Invests

Following is a table that indicates which types of securities are:

o     P = PRINCIPAL investments of the fund; (bolded in chart)

o     A = ACCEPTABLE (but not principal) investments of the fund

                                                                Type of Security
                                                                ----------------

       Equity Securities                                                P
          Common Stocks                                                 P
          Warrants                                                      A
          Preferred Stocks                                              A
          Convertible Securities                                        A
          Participation Certificates                                    A
          Real Estate Investment Trusts ("REITs")                       A
          Initial Public Offerings ("IPOs")                             A

       Fixed Income Securities                                          A
          Corporate Debt Securities                                     A
          US Government Securities                                      A
          Treasury Securities                                           A
          Agency Securities                                             A
          Variable Rate Securities                                      A
          Demand Instruments                                            A
          Insurance Contracts                                           A
          Zero Coupon Securities                                        A
          Deferred Interest Bonds                                       A

       Short-Term Instruments                                           A
          Commercial Paper                                              A
          Bank Instruments                                              A
          Repurchase Agreements                                         A
          Reverse Repurchase Agreements                                 A

       Derivative Contracts                                             A
       Options on Securities                                            A
       Options on Securities Indices                                    A
       Options on Foreign Securities Indices                            A
       Futures Contracts                                                A
       Futures Contracts on Securities Indices                          A
       Options on Futures Contracts                                     A
       Warrants on Futures Contracts                                    A
       Swap Agreements                                                  A
       Interest Rate Swaps                                              A
       Caps and Floors                                                  A
       Total Return Swaps                                               A

       Securities of Non-US Based Issuers                               P
          Foreign Government Debt Securities                            A
          Brady Bonds                                                   A

       Other Investments
          To Be Announced Securities ("TBA")                            A
          Special Transactions                                          A
          When-Issued and Delayed Delivery Securities                   A
          Securities Lending                                            A
          Borrowing                                                     A
          Interests in Other Limited Liability Companies                A

Equity Securities


Under normal market conditions, the fund invests at least 80% of its assets in equity securities to the extent consistent with its investment objectives and policies. As used herein, "equity securities" include common stock, preferred stock, trust or limited partnership interests, rights and warrants (to subscribe to or purchase such securities) and convertible securities (consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock), as well as any other type of investment commonly viewed as an equity security.


Common Stock


Common stocks, the most familiar type of equity securities, represent an equity (i.e., ownership) interest in a corporation. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Although equity securities have a history of long-term growth in value, their prices can fluctuate significantly based on changes in a company's financial condition as well as changes in overall market and economic conditions. This affects the value of the shares of the fund, and thus the value of your investment. Smaller companies are especially sensitive to these factors.


Warrants


The fund may purchase warrants in value of up to 10% of the fund's net assets. Warrants are securities that give the fund the right but not the obligation to buy a specified number of shares of common stock at a specified price, which is often higher than the market price at the time of issuance, for a specified period (or in perpetuity). Warrants may be issued in units with other securities or separately, and may be freely transferable and traded on exchanges. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and thus is a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor's risk; however, in the event of a decline in the value of the underlying security leveraging and can result in a complete loss of the amount invested in the warrant.

While the market value of a warrant tends to be more volatile than that of the securities underlying the warrant, changes in the market value of a warrant may not necessarily correlate with that of the underlying security. A warrant ceases to have value if it is not exercised prior to the expiration date, if any, to which the warrant is subject. The purchase of warrants involves the risk that the fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. The value of the warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in the interest rates or dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, market factors or any combination thereof. Also warrants do not entitle the holder to dividends or voting rights with respect to the underlying securities and do not represent any rights to the assets of the issuing company.


Preferred Stocks

Preferred stock has a preference (i.e., ranks higher) in liquidation (and generally in receiving dividends) over common stock but is subordinated (i.e., ranks lower) in liquidation to fixed income securities. Dividends on preferred stocks may be cumulative, and in such cases, all cumulative dividends usually must be paid prior to dividend payments to common stock shareholders. Because of this preference, preferred stocks generally entail less risk than common stocks. As a general rule, the market value of preferred stocks with fixed dividend rates and no conversion rights moves inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (e.g., common stock) at a fixed price and ratio upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks.


Preferred stocks are generally subject to the same types of credit risks as corporate bonds. In addition, because preferred stock is subordinate to debt securities and other obligations of an issuer, deterioration in the credit rating of an issuer can cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by the Standard & Poor's Division of the McGraw-Hill Companies, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch"), although there is no minimum rating which a preferred stock must have to be an eligible instrument of the fund. Generally, however, the preferred stocks in which the fund invests will be rated at least CCC by S&P, Caa by Moody's or CCC by Fitch, or, if unrated, of comparable quality in the opinion of the Advisor. Preferred stocks rated CCC by S&P are regarded as predominately speculative with respect to the issuer's capacity to pay preferred stock obligations and represent the highest degree of speculation among rated securities between BB and CCC; preferred stocks rated Caa by Moody's are likely to be in arrears on dividend payments. Moody's ratings with respect to preferred stocks do not purport to indicate the future status of payment of dividends.


Convertible Securities

A convertible security is a bond or preferred stock which may be converted at a stated price within a specific period of time into a specified number of shares of common stock of the same or different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but are generally subordinate to non-convertible debt securities. While providing a fixed income stream, they are generally higher in yield than in the income derived from a common stock but lower than that afforded by a non-convertible debt security. A convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of common stock to which it is convertible.


The option allows the fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the fund may hold fixed income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the fund could realize an additional $2 per share by converting its fixed income securities. Convertible securities have lower yields than comparable fixed income securities.


The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claim on assets and earnings are subordinated to the claims of all creditors and senior to the claims of common shareholders.

In general, the market value of a convertible security is the greater of its investment value (its value as a fixed income security) or its conversion value (the value of the underlying shares of common stock if the security is converted). As a fixed income security, the market value of a convertible security generally increases when interest rates decline and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

Participation Certificates

Certain companies have issued participation certificates which entitle the holder to participate only in dividend distributions, generally at rates above those declared on the issuers' common stock, but not to vote, nor usually to any claim for assets in liquidation. Participation certificates trade like common stock on their respective stock exchanges. Such securities may have higher yields, but they may be less liquid than common stock. The Advisor believes that certain participation certificates have potential for long-term appreciation, depending on their price relative to that of the issuer's equity securities (if publicly traded) and other criteria.

Real Estate Investment Trusts (REITS)

REITs are real estate investment trusts that lease, operate and finance commercial real estate. REITs are exempt from federal corporate income tax if they limit their operations and distribute most of their income. Such tax requirements limit a REIT's ability to respond to changes in the commercial real estate market.

Initial Public Offerings (IPOs)


The fund may invest in IPOs. IPOs may be very volatile, rising and falling rapidly based on, among other reasons, investor perceptions rather than economic reasons. Additionally, IPOs may have a magnified performance effect on a portfolio with a small asset base. The fund may not experience a similar impact on its performance as its assets grow, as it is unlikely that the fund will be able to obtain proportionately larger IPO allocations.


Fixed Income Securities


The fund may invest in a broad range of domestic and foreign fixed income (debt) securities. The fixed income securities in which the fund invests must be rated investment grade (in one of the four highest rating categories) by one or more nationally recognized statistical ratings organizations ("NRSRO") or be of comparable quality to securities having such ratings, as determined by the Advisor.


Fixed income securities, including (but not limited to) bonds, are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values.


The value of fixed income securities in the fund generally varies inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

In periods of declining interest rates, the yield (the income generated over a stated period of time) of the fixed income securities which the fund holds may tend to be higher than prevailing market rates. In periods of rising interest rates, the yield may tend to be lower. Also, when interest rates are falling, the inflow of net new money to the fund will likely be invested in portfolio instruments producing lower yields than the balance of the fund's fixed income investments. In periods of rising interest rates, the opposite can be true.


Fixed Income Security Risk


Fixed income securities generally expose the fund to four types of risk: (1) interest rate risk (the potential for fluctuations in bond prices due to changing interest rates); (2) income risk (the potential for a decline in the fund's income due to falling market interest rates); (3) credit risk (the possibility that a bond issuer will fail to make timely payments of either interest or principal to the fund); and (4) prepayment risk or call risk (the likelihood that, during a period of falling interest rates, securities with high stated interest rates will be prepaid, or "called" prior to maturity, requiring the fund to invest the proceeds at generally lower interest rates).

Corporate Debt Securities


The fund may invest in corporate debt securities. Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.


In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment. For example, higher-ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities.

US Government Securities (Including US Treasury Securities and Agency
Securities)


The fund may invest its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities. These securities, including those which are guaranteed by federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, it may not be possible to assert a claim against the United States itself in the event the agency or instrumentality issuing or guaranteeing the security for ultimate repayment does not meet its commitments. Securities which are not backed by the full faith and credit of the United States include, but are not limited to, securities of the Tennessee Valley Authority, Fannie Mae, the US Postal Service and the Resolution Funding Corporation (REFCORP), each of which has a limited right to borrow from the US Treasury to meet its obligations, and securities of the Federal Farm Credit System, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation (FHLMC) and the Student Loan Marketing Association (Sallie Mae), the obligations of each of which may be satisfied only by the individual credit of the issuing agency. Securities which are backed by the full faith and credit of the United States include Treasury bills, Treasury notes, Treasury bonds and pass-through obligations of the Government National Mortgage Association (GNMA), the Farmers Home Administration and the Export-Import Bank. There is no percentage limitation with respect to investments in US government securities.


Variable Rate Securities


The fund may invest in long-term maturity securities which are subject to frequently available put option or tender option features under which the holder may put the security back to the issuer or its agent at a predetermined price (generally par) after giving specified notice. The interest rate on a variable rate security changes at intervals according to an index or a formula or other standard measurement as stated in the bond contract. One common method is to calculate the interest rate as a percentage of the rate paid on selected issues of Treasury securities on specified dates. The put option or tender option right is typically available to the investor on a weekly or monthly basis although on some demand securities the investor has a daily right to exercise the put option. Variable rate securities with the put option exercisable on dates on which the variable rate changes are often called "variable rate demand notes."

The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and the fund could suffer a loss if the issuer defaults or during periods in which the fund is not entitled to exercise its demand rights. Variable and floating rate instruments held by the fund will be treated as illiquid securities subject to the fund's limitation on investments in illiquid securities when a reliable trading market for the instruments does not exist and the fund may not demand payment of the principal amount of such instruments within seven days.


Demand Instruments


Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The fund treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

Insurance Contracts


Insurance contracts include guaranteed investment contracts, funding agreements and annuities. The fund treats these contracts as fixed income securities.


Zero Coupon Securities and Deferred Interest Bonds

Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities are redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accrued over the life of the security, and the accrual constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturities but that pay interest periodically.

While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond's term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash.


The fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the fund's distribution obligations. See the section entitled "Tax Information."


Short-Term Instruments


Short-term instruments consist of foreign and domestic: (1) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (2) other short-term debt securities rated AA or higher by S&P or Aa or higher by Moody's or, if unrated, deemed to be of comparable quality in the opinion of the Advisor; (3) commercial paper;
(4) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (5) repurchase agreements. At the time the fund invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody's; outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's; or, if no such ratings are available, the instrument must be deemed to be of comparable quality in the opinion of the Advisor. These instruments may be denominated in US dollars or in foreign currencies. The fund may invest in bank deposits and money market instruments maturing in less than 12 months.

The fund may also invest in separately traded principal and interest components of securities guaranteed or issued by the US government or its agencies, instrumentalities or sponsored enterprises if such components trade independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS") or any similar program sponsored by the US government. STRIPS are sold as zero coupon securities. See the section entitled "Zero Coupon Securities and Deferred Interest Bonds."

When in the opinion of the Advisor it is necessary to adopt a temporary defensive position because of unusual and adverse market or other conditions, up to 100% of the fund's assets may be invested in such short-term instruments. Under normal circumstances the fund will purchase bank deposits and money market instruments to invest temporary cash balances or to maintain liquidity to meet redemptions. However, for the fund, certificates of deposit from any one credit institution may not account for more than 10% of its total assets. When the fund experiences large cash inflows, for example, through the sale of securities and attractive investments are unavailable in sufficient quantities, the fund may hold short-term investments (or shares of money market mutual funds) for a limited time pending availability of such investments.

To the extent the fund engages in short-term trading, it may realize short-term capital gains or losses and incur increased transaction costs, which may affect return.


Commercial Paper


The fund may invest its assets in commercial paper including variable rate demand master notes issued by US corporations or by non-US corporations which are direct parents or subsidiaries of US corporations. Master notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a US commercial bank acting as agent for the payees of such notes. Master notes are callable on demand, but are not marketable to third parties. Consequently, the right to redeem such notes depends on the borrower's ability to pay on demand. At the date of investment, commercial paper must be rated within the highest rating category for short-term debt obligations by at least two (unless only rated by one) NRSROs (e.g., Moody's and S&P) or, if unrated, are of comparable quality as determined by the Advisor or under the direction of the fund's Board of Trustees. Any commercial paper issued by a non-US corporation must be US dollar-denominated and not subject to non-US withholding tax at the time of purchase. Aggregate investments in non-US commercial paper of non-US issuers cannot exceed 10% of the fund's net assets. Since the fund may contain commercial paper issued by non-US corporations, it may be subject to additional investment risks with respect to those securities that are different in some respects from obligations of US issuers, such as currency exchange control regulations, the possibility of expropriation, seizure or nationalization of non-US deposits, less liquidity and more volatility in non-US securities markets and the impact of political, social or diplomatic developments or the adoption of other foreign government restrictions which might adversely affect the payment of principal and interest on securities held by the fund. If it should become necessary, greater difficulties might be encountered in invoking legal processes abroad than would be the case in the United States. There may be less publicly available information about a non-US issuer, and non-US issuers generally are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to US issuers.


Bank Instruments


The fund may invest its assets in US dollar-denominated negotiable certificates of deposit, fixed time deposits and bankers' acceptances of banks, savings associations and savings banks organized under the laws of the United States or any state thereof, including obligations of non-US branches of such banks, or of non-US banks or their US or non-US branches, provided that in each case, such bank has more than $500 million in total assets, and has an outstanding short-term debt issue rated within the highest rating category for short-term debt obligations by at least two (unless only rated by one) NRSROs (e.g., Moody's and S&P) or, if unrated, are of comparable quality in the opinion of the Advisor.

There is no additional percentage limitation with respect to investments in negotiable certificates of deposit, fixed time deposits and bankers' acceptances of US branches of US banks and US branches of non-US banks that are subject to the same regulation as US banks. Since the fund may contain US dollar-denominated certificates of deposit, fixed time deposits and bankers' acceptances that are issued by non-US banks and their non-US branches, the fund may be subject to additional investment risks with respect to those securities that are different in some respects from obligations of US issuers, such as currency exchange control regulations, the possibility of expropriation, seizure or nationalization of non-US deposits, less liquidity and more volatility in non-US securities markets and the impact of political, social or diplomatic developments or the adoption of other foreign government restrictions which might adversely affect the payment of principal and interest on securities held by the fund. If it should become necessary, greater difficulties might be encountered in invoking legal processes abroad than would be the case in the

United States. Issuers of non-US bank obligations may be subject to less stringent or different regulations than US bank issuers, there may be less publicly available information about a non-US issuer, and non-US issuers generally are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to US issuers. Income earned or received by the fund from sources within countries other than the United States may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States, however, may reduce or eliminate such taxes. All such taxes paid by the fund would reduce its net income available for distribution to investors (i.e., the fund and other investors in the fund). While early withdrawals are not contemplated, fixed time deposits are not readily marketable and may be subject to early withdrawal penalties, which may vary. Assets of the fund are not invested in obligations of the Advisor, the Distributor, or in the obligations of the affiliates of any such organization. Assets of the fund are also not invested in fixed time deposits with a maturity of over seven calendar days, or in fixed time deposits with a maturity of from two business days to seven calendar days if more than 10% of the fund's net assets would be invested in such deposits.


Repurchase Agreements


Repurchase agreements may be entered into by the fund only with a "primary dealer" (as designated by the Federal Reserve Bank) in US government securities. This is an agreement in which the seller (the "Lender") of a security agrees to repurchase from the fund the security sold at a mutually agreed upon time and price. As such, it is viewed as the lending of money to the Lender. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time assets of the fund are invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements is usually short, from overnight to one week, and at no time are assets of the fund invested in a repurchase agreement with a maturity of more than one year. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. The fund always receives as collateral securities which are issued or guaranteed by the US government, its agencies or instrumentalities. Collateral is marked to market daily and has a market value including accrued interest at least equal to 100% of the dollar amount invested on behalf of the fund in each agreement along with accrued interest. Payment for such securities is made for the fund only upon physical delivery or evidence of book-entry transfer to the account of the fund's custodian. If the Lender defaults, the fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the Lender, realization upon the collateral on behalf of the fund may be delayed or limited in certain circumstances. A repurchase agreement with more than seven days to maturity may not be entered into by the fund if, as a result, more than 10% of the fund's net assets would be invested in such repurchase agreements together with any other investment for which market quotations are not readily available.


Reverse Repurchase Agreements


Reverse repurchase agreements may be entered into by the fund only with a "primary dealer" (as designated by the Federal Reserve Bank) in US government securities. This is an agreement in which the fund agrees to repurchase securities sold by it at a mutually agreed upon time and price. As such, it is viewed as the borrowing of money by the fund. Proceeds of borrowings under reverse repurchase agreements are available for investment and other purposes for the fund. Such purposes may involve the speculative factor known as "leverage". If interest rates rise during the term of a reverse repurchase agreement utilized for leverage, the value of the securities to be repurchased by the fund as well as the value of securities purchased with the proceeds will decline. Proceeds of a reverse repurchase transaction are not invested for a period which exceeds the duration of the reverse repurchase agreement. A reverse repurchase agreement is not entered into by the fund if, as a result, more than one- third of the market value of the fund's total assets, less liabilities other than the obligations created by reverse repurchase agreements, is engaged in reverse repurchase agreements. In the event that such agreements exceed, in the aggregate, one-third of such market value, the amount of the fund's obligations created by reverse repurchase agreements is reduced within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe. A segregated account with the custodian is established and maintained for the fund with liquid assets in an amount at least equal to the fund's purchase obligations under its reverse repurchase agreements. Such a segregated account consists of liquid, high grade debt securities marked to market daily, with additional liquid assets added when necessary to insure that at all times the value of such account is equal to the purchase obligations.

Derivative Securities


The fund may invest in various instruments that are commonly known as "derivatives." Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset or market index. Some "derivatives" such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile and/or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There is a range of risks associated with those uses. For example, the fund may use futures and options as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities and for traditional hedging purposes to attempt to protect the fund from exposure to changing interest rates, securities prices or currency exchange rates and for cash management or other investment purposes. The use of derivatives may result in leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances lead to significant losses. The fund will limit the leverage created by its use of derivatives for investment purposes by "covering" such positions as required by the SEC. The Advisor may use derivatives for hedging and risk management purposes, such as in circumstances where the Advisor believes they offer an economical means of gaining exposure to a particular asset class but not for speculation. In addition, derivatives will not be used to acquire exposure to changes in the value of assets or indexes that by themselves would not be purchased for the fund. The use of derivatives for non-hedging purposes may be considered speculative.

The fund's investment in options, futures or forward contracts and similar strategies depends on the Advisor's judgment as to the potential risks and rewards of different types of strategies. Options and futures can be volatile investments, and may not perform as expected. If the Advisor applies a hedge at an inappropriate time or judges price trends incorrectly, options and futures strategies may lower the fund's return. The fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. Options and futures traded on foreign exchanges generally are not regulated by US authorities, and these exchanges may offer less liquidity and less protection to the fund in the event of default by the other party to the contract.

Many derivative contracts are traded on securities or commodities exchanges. Most derivative contracts bought and sold by the fund must be admitted to official listing on a recognized futures or securities exchange and the securities underlying the options must be within the applicable investment objectives and policies of the fund. These exchanges set all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts (marked to market). This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts. These options place greater reliance on the dealer to fulfill the terms of the options, and therefore entail greater risk to the fund.


Transactions in options, futures contracts, options on futures contracts and forward contracts entered into for non-hedging purposes involve greater risk and could result in losses which are not offset by gains on other portfolio assets.

Options on Securities


The fund may purchase and write (sell) put and call options on stocks. Options are rights, but not obligations, to buy or sell an underlying asset for a specified price (the exercise price) during, or at the end of, a specified period. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying stock at the exercise price at any time during the option period. Similarly, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy, the underlying stock at the exercise price at any time during the option period.

The fund may write (sell) covered call and put options to a limited extent on its portfolio securities ("covered options") in an attempt to increase income through the premiums it receives for writing the option(s). However, in return for the premium, the fund may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the fund.

A call option written by the fund is "covered" if the fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the fund holds a call option on the same security and in the same principal amount as the written call option where the exercise price of the call option so held (a) is equal to or less than the exercise price of the written call option or (b) is greater than the exercise price of the written call option if the difference is segregated by the fund in cash or liquid securities.

When the fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the fund will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the fund has no control, the fund must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the fund forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. In addition, the fund may continue to hold a stock which might otherwise have been sold to protect against depreciation in the market price of the stock.

A put option written by the fund is "covered" when, among other things, cash or liquid securities acceptable to the broker are placed in a segregated account to fulfill the obligations undertaken. When the fund writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the fund at the specified exercise price at any time during the option period. If the option expires unexercised, the fund will realize income in the amount of the net premium received for writing the option. If the put option is exercised, a decision over which the fund has no control, the fund must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. The fund will only write put options involving securities for which a determination is made at the time the option is written that the fund wish to acquire the securities at the exercise price.

The fund may terminate its obligation as a writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." The fund will realize a profit or loss on a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the fund may enter into a "closing sale transaction" which involves liquidating the fund's position by selling the option previously purchased. Where the fund cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

When the fund writes an option, an amount equal to the net premium received by the fund is included in the liability section of the fund's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the fund enters into a closing purchase transaction, the fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be identified on the fund's books.

The fund may also purchase call and put options on any securities in which it may invest. The fund would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the fund, in exchange for the premium paid, to purchase a security at a specified price during the option period. The fund would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

The fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type permitted to invest. The purchase of a put option would entitle the fund, in exchange for the premium paid, to sell a security, which may or may not be held by the fund, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of securities held by the fund. Put options also may be purchased by the fund for the purpose of affirmatively benefiting from a decline in the price of securities that the fund does not own. The fund would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.


The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

The staff of the SEC has taken the position that, in general, purchased OTC options and the underlying securities used to cover written OTC options are illiquid securities.


There is no limitation on the value of the options that may be purchased or written by the fund. However, the strike prices of the securities options, together with the strike prices of the securities that underlie other securities options already purchased or granted for the account of the fund, may not exceed 20% of the net assets of the fund. Options on securities may be purchased or granted to a third party only to the extent that the strike prices of such options, together with the strike prices of options on securities of the same issuer already purchased by or granted for the account of the fund, do not exceed 10% of the net assets of the fund. Options on securities may be written
(sold) only to the extent that the strike prices of such options, together with the strike prices of options on securities of the same issuer already written for the account of the fund, do not exceed 2% of the net assets of the fund. When an option transaction is offset by a back-to-back transaction (e.g., where the fund writes a put option on a security and purchases a put option on the same security having the same expiration date), these two transactions will not be counted for purposes of the limits set forth in this paragraph.

Options on Securities Indices


The fund may also purchase and write exchange-listed and OTC put and call options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices may also be based on a particular industry or market segment.


Options on securities indices are similar to options on securities except that
(1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.


As discussed in "Options on Securities," the fund would normally purchase a call option in anticipation of an increase in the market value of the relevant index. The purchase of a call option would entitle the fund, in exchange for the premium paid, to purchase the underlying securities at a specified price during the option period. The fund would ordinarily have a gain if the value of the underlying securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

As discussed in "Options on Securities," the fund would normally purchase put options in anticipation of a decline in the market value of the relevant index ("protective puts"). The purchase of a put option would entitle the fund, in exchange for the premium paid, to sell the underlying securities at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the index. The fund would ordinarily recognize a gain if the value of the index decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the index remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the index.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the fund of options on stock indices will be subject to the Advisor's ability to correctly predict movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although the fund generally will purchase or write such an option only if the Advisor believes the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The fund will not purchase such options unless the Advisor believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities. Price movements in the fund may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Advisor may be forced to liquidate portfolio securities to meet settlement obligations. The fund's activities in index options may also be restricted by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.


In addition, the hours of trading for options on the securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

Options on Foreign Securities Indices


The fund may purchase and write put and call options on foreign stock indices listed on domestic and foreign stock exchanges. The fund may also purchase and write OTC options on foreign stock indices.

The fund may, to the extent allowed by federal and state securities laws, invest in securities indices instead of investing directly in individual non-US securities. The fund may also use foreign stock index options for hedging purposes.


Futures Contracts and Options on Futures Contracts


The fund may enter into futures contracts on securities, securities indices, foreign currencies and interest rates. The fund may also purchase and write
(sell) options thereon which are traded on exchanges designated by the Commodity Futures Trading Commission (the "CFTC") or, if consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of, among other things, a commodity, a non-US currency, an interest rate sensitive security or, in the case of index futures contracts or certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the index. An option on a futures contract gives the purchaser the right (but not the obligation), in return for the premium paid, to assume a position in a futures contract.

The fund may enter into futures contracts and options on futures contracts on securities, securities indices and currencies both to manage its exposure to changing interest rates, security prices and currency exchange rates and as an efficient means of managing allocations between asset classes. The fund has claimed exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the fund is not subject to commodity pool operator registration and regulation under the Commodity Exchange Act.

The successful use of futures contracts and options thereon draws upon the Advisor's skill and experience with respect to such instruments and is subject to special risk considerations. A liquid secondary market for any futures or options contract may not be available when a futures or options position is sought to be closed. In addition, there may be an imperfect correlation between movements in the futures or options markets and movement in the securities or currency in the fund. Successful use of futures or options contracts is further dependent on the Advisor's ability to correctly predict movements in the securities or foreign currency markets and no assurance can be given that its judgment will be correct.


Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a specified price, date, and time. Entering into a contract to buy an underlying asset is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying asset is commonly referred to as selling a contract or holding a short position in the asset. Futures contracts are considered to be commodity contracts.

At the same time a futures contract is entered into, the fund must allocate cash or liquid securities as a deposit payment ("initial margin"). When the fund purchases or sells a futures contract, it is required to make an initial margin deposit. Although the amount may vary, initial margin can be as low as 1% or less of the notional amount of the contract. Additional margin may be required as the contract fluctuates in value. Since the amount of margin is relatively small compared to the value of the securities covered by a futures contract, the potential for gain or loss on a futures contract is much greater than the amount of the fund's initial margin deposit. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the fund would provide or receive cash that reflects any decline or increase in the contract's value.


At the time of delivery of securities pursuant to such a contract on an interest rate sensitive security , adjustments may be made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some, but not many, cases, securities called for by a futures contract may not have been issued when the contract was written.


Although futures contracts (other than those that settle in cash, such as index futures) by their terms call for the actual delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is fulfilled by offsetting before the date of the contract without having to make or take delivery of the instrument underlying the contract. The offsetting of a contractual obligation is accomplished by entering into an opposite position in an identical futures contract on the commodities exchange on which the futures contract was entered into (or a linked exchange) calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the instrument underlying the contract. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the fund will incur brokerage fees when it enters into futures contracts.

When the fund purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date and price or to make or receive a cash payment based on the value of a securities index or a financial instrument. When the fund sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date and price or to receive or make a cash payment based on the value of a securities index or a financial instrument. When the fund purchases or sells a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument or index. The price at which the purchase and sale will take place is fixed when the fund enters into the contract. Futures can be held until their delivery dates or the positions can be (and normally are) closed out, by entering into an opposing contract, before that date.

The purpose of the acquisition or sale of a futures contract, in cases where the fund holds or intends to acquire fixed-income securities, is to attempt to protect the fund from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currencies. For example, if interest rates were expected to increase (which thus would cause the prices of debt securities to decline), the fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the fund. If interest rates increased, the value of the debt security in the fund would decline, but the value of the futures contracts to the fund should increase at approximately the same rate, thereby keeping the net asset value of the fund from declining as much as it otherwise would have. The fund could accomplish a similar result by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the fund to maintain a defensive position without having to sell its portfolio securities.

Similarly, when it is expected that interest rates may decline (thus increasing the value of debt securities), futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the fund could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the fund could then buy debt securities on the cash market. The segregated assets maintained to cover the fund's obligations with respect to such futures contracts will consist of cash or liquid securities acceptable to the broker from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the fund with respect to such futures contracts.


The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on most participants entering into offsetting transactions rather than making or taking delivery. To the extent that many participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price or general interest rate trends by the Advisor may still not result in a successful transaction.


In addition, futures contracts entail significant risks. Although the Advisor believes that use of such contracts will benefit the fund, if the Advisor's investment judgment about the general direction of interest rates or an index is incorrect, the fund's overall performance would be poorer than if it had not entered into any such contract. For example, if the fund has hedged against the possibility of an increase in interest rates or a decrease in an index which would adversely affect the value of securities held in its portfolio and interest rates decrease or securities prices increase instead, the fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The fund may have to sell securities at a time when it may be disadvantageous to do so.


Futures Contracts on Securities Indices


The fund may also enter into futures contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of US securities or non-US securities. This investment technique may be used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities, to hedge against anticipated future change in general market prices which otherwise might either adversely affect the value of securities held by the fund, adversely affect the prices of securities which are intended to be purchased at a later date for the fund or as an efficient means of managing allocation between asset classes. A futures contract may also be entered into to close out or offset an existing futures position.

When used for hedging purposes, each transaction in a futures contract on a securities index involves the establishment of a position which the Advisor believes will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for the fund will rise in value by an amount which approximately offsets the decline in value of the portion of the fund's investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of futures contracts may not be achieved or a loss may be realized.

For the purpose of hedging the fund's assets, the fund may sell (but not purchase) stock index or interest rate futures contracts and may purchase put or call options on futures contracts, options on securities indices and any of the warrants described below. Any such transaction will be considered a hedging transaction, and not subject to the limitations on non-hedging transactions stated below, to the extent that (1) in the case of stock index futures, options on securities indices and warrants thereon, the contract value does not exceed the market value of the shares held by the fund for which the hedge is intended and such shares are admitted to official listing on a stock exchange in the country in which the relevant futures or securities exchange is based or (2) in the case of interest rate futures and options on securities indices and warrants thereon, the contract value does not exceed the interest rate exposure associated with the assets held in the applicable currency by the fund. In carrying out a particular hedging strategy, the fund may sell futures contracts and purchase options or warrants based on securities, financial instruments or indices that have issuers, maturities or other characteristics that do not precisely match those of the fund's assets for which such hedge is intended, thereby creating a risk that the futures, options or warrants position will not mirror the performance of such assets. The fund may also enter into transactions in futures contracts, options on futures, options on indices and warrants for non-hedging purposes, as described below.


Options on Futures Contracts (Including Futures Contracts on Securities Indices)


The fund may purchase and write (sell) options on futures contracts for hedging purposes. For example, as with the purchase of futures contracts, when the fund is not fully invested, it may purchase a call option on an interest rate sensitive futures contract to hedge against a potential price increase on debt securities due to declining interest rates.


The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an index or individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.


The writing of a call option on a futures contract may constitute a partial hedge against declining prices of the underlying portfolio securities which are the same as or correlate with the security or foreign currency that is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the price specified in the premium received for writing the option ("exercise price"), the fund will retain the full amount of the net premium (the premium received for writing the option less any commission), which provides a partial hedge against any decline that may have occurred in the fund's holdings.

The writing of a put option on an index futures contract may constitute a partial hedge against increasing prices of the underlying securities or foreign currency that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the fund will retain the full amount of the net premium, which provides a partial hedge against any increase in the price of securities that the fund intends to purchase.

If a put or call option the fund has written is exercised, the fund will incur a loss that will be reduced by the amount of the net premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a call or put option on a futures contract with respect to an index is similar in some respects to the purchase of a call or protective put option on an index. For example, the fund may purchase a put option on an index futures contract to hedge against the risk of declining securities values.

The amount of risk the fund assumes when it purchases an option on a futures contract with respect to an index is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

The fund may purchase or sell stock index or interest rate futures contracts, put or call options on futures, options on securities indices and warrants other than for hedging purposes. The fund may enter into these transactions for non-hedging purposes only to the extent that (1) the underlying contract values, together with the contract values of any instrument then held by the fund for non-hedging purposes, do not exceed in the aggregate 20% of the net assets of the fund and (2) such instruments relate to categories of assets which the fund is permitted to hold.


Warrants on Futures Contracts


The fund may purchase warrants which, like options on futures contracts and options on securities indices, entitle the holder to purchase or sell a futures contract or to a cash payment reflecting the price fluctuation in an index of securities. The fund may also purchase warrants that entitle the holder to a cash payment reflecting the fluctuation in the value of certain financial futures contracts. Warrants on futures contracts and warrants on securities indices differ from the equivalent options in that: (1) they are securities issued by a financial institution/special purpose issuer rather than contracts entered into with a futures exchange and (2) they are traded on a securities exchange rather than on a futures exchange. The use of warrants will generally entail the same risks that are associated with the fund's positions in options on futures and options on securities indices.


Liquidity of Options and Futures Contracts


There is no assurance that a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require the fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the fund's access to other assets held to cover its options or futures positions could also be impaired.


Combined Positions


The fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.


Position Limits


Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, the fund or the Advisor may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.


Other Limitations


The Commodity Exchange Act prohibits US persons, such as the fund, from buying or selling certain foreign futures contracts or options on such contracts. Accordingly, the fund will not engage in foreign futures or options transactions unless the contracts in question may lawfully be purchased and sold by US persons in accordance with applicable CFTC regulations or CFTC staff advisories, interpretations and no- action letters. The fund has claimed an exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association and is therefore not subject to commodity pool operator registration and regulation under the Commodity Exchange Act.

Asset Coverage for Futures Contracts and Options Positions


The fund will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the fund's assets could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.


Swap Agreements


The fund may enter into swaps relating to indices, currencies, interest rates, equity and debt interests of non-US issuers without limit. A swap transaction is an agreement between the fund and a counterparty to act in accordance with the terms of the swap contract. Index swaps involve the exchange by the fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. An equity swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a basket of stocks or a single stock. The fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the fund anticipates purchasing at a later date. The fund may also use such transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances, for example, where the subject security is illiquid, is unavailable for direct investment or is available only on less attractive terms. Swaps have special risks including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

The fund will usually enter into swaps on a net basis (i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the agreement, with the fund receiving or paying, as the case may be, only the net amount of the two payments). Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the fund is contractually obligated to make. If the counterparty to a swap defaults, the fund's risk of loss consists of the net amount of payments that the fund is contractually entitled to receive. Where swaps are entered into for good faith hedging purposes, the Advisor believes such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the fund's borrowing restrictions. Where swaps are entered into for other than hedging purposes, the fund will segregate an amount of cash or other liquid securities having a value equal to the accrued excess of its obligations over entitlements with respect to each swap on a daily basis.

Whether the use of swap agreements will be successful in furthering the fund's investment objective will depend on the Advisor's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Swap agreements may be considered to be illiquid because they are two party contracts and because they may have terms of greater than seven days. Moreover, the fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The fund will minimize this risk by entering into agreements that mark to market no less frequently than quarterly. In addition, the fund will enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the fund's repurchase agreement guidelines. Certain restrictions imposed on the fund by the Code may limit the fund's ability to use swap agreements. Swap agreements also bear the risk that the fund will not be able to meet its obligation to the counterparty. This risk will be mitigated by the fund investing in the specific asset for which it is obligated to pay a return.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC effective February 22, 1993. To qualify for this exemption, a swap agreement must be entered into by eligible participants, which includes the following, provided the participant's total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a "safe harbor" for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that: (1) have individually tailored terms; (2) lack exchange style offset and the use of a clearing organization or margin system; (3) are undertaken in conjunction with a line of business; and (4) are not marketed to the public.


Swap agreements are sophisticated instruments that can take many different forms, and are known by a variety of names including caps, floors, and collars. Common swap agreements that the fund may use include:


Interest Rate Swaps

Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate multiplied by a stated principal amount of fixed income securities, in return for payments equal to a different fixed or floating rate multiplied by the same principal amount, for a specific period. For example, a $10 million LIBOR swap would require one party to pay the equivalent of the London Interbank Offer Rate of interest (which fluctuates) on a $10 million principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on a $10 million principal amount.

Caps and Floors

Caps and floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (cap) or below (floor) a certain level in return for a fee from the other party.

Total Return Swaps

Total return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset or currency during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return or currency from another underlying asset.

Securities of Non-US Based Issuers


The fund may invest in securities of non-US based issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and International Depositary Receipts

("IDRs") or other similar securities representing ownership of securities of non-US based issuers held in trust by a bank or similar financial institution. EDRs and IDRs are receipts issued in Europe typically by non-US banking and trust companies that evidence ownership of either foreign or US securities. GDRs are receipts issued by either a US or non-US banking institution evidencing ownership of the underlying non-US securities. Generally, ADRs, in registered form, are designed for use in US securities markets and EDRs, GDRs and IDRs, in bearer form, are designed for use in European and international securities markets. An ADR, EDR, GDR or IDR may be denominated in a currency different from the currency in which the underlying foreign security is denominated. Designed for use in US, European and international securities markets, respectively, ADRs, EDRs, GDRs and IDRs are alternatives to the purchase of the underlying securities in their national markets and currencies, but are subject to the same risks as the non-US securities to which they relate.

With respect to certain countries in which capital markets are either less developed or not easily accessed, investments by the fund may be made through investment in other investment companies that in turn are authorized to invest in the securities of such countries. Investment in other investment companies is generally limited in amount by the 1940 Act, will involve the indirect payment of a portion of the expenses (including advisory fees of such other investment companies) and may result in a duplication of fees and expenses.

The fund considers an issuer to be based outside the United States if:


o it is organized under the laws of, or has a principal office located in, another country; or

o     the principal trading market for its securities is in another country; or

o it (or its subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made a country other than the US.

Foreign Government Debt Securities


The fund may invest in foreign government debt securities which include debt obligations issued or guaranteed by national, state or provincial governments or similar political subdivisions and quasi-governmental and supranational entities (collectively, "sovereign debt obligations"). Sovereign debt obligations, especially those of developing countries, may involve a high degree of risk. The issuer of such an obligation or the governmental authorities that control the repayment of the obligation may be unable or unwilling to repay principal and interest when due and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

Quasi-governmental and supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Currently, the fund intends to invest only in obligations issued or guaranteed by the Asian Development Bank, the Inter-American Development Bank, the World Bank, the African Development Bank, the European Union, the European Investment Bank and the Nordic Investment Bank.


Brady Bonds


The fund may invest in so-called "Brady Bonds," which are issued as part of a debt restructuring in exchange for cash and certain of the country's outstanding commercial bank loans. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily US dollars) and are actively traded in the over-the-counter secondary market.


US dollar-denominated collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by US Treasury zero coupon bonds that have the same maturity as the stated bonds. Interest payments on such bonds are generally collateralized by cash or liquid securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, is initially equal to at least one year's rolling interest payments based on the applicable interest rate at the time and adjusted at regular intervals thereafter.

The International Monetary Fund (IMF) typically negotiates the exchange to cure or avoid a default by restructuring the terms of the bank loans. However, neither the US government nor the IMF has guaranteed the repayment of any Brady Bond.

Region and Country Investing


The fund may focus its investments in a particular region and/or in one or more foreign countries. Focusing the fund's investments in a particular region or country will subject the fund (to a greater extent than if its investments were more diversified) to the risks of adverse securities markets, exchange rates and social, political or economic developments which may occur in that particular region or country.


Currency Management


In connection with the fund's investments denominated in foreign currencies, the Advisor may choose to utilize a variety of currency management strategies. The Advisor seeks to take advantage of different yield, risk and return characteristics that different currencies, currency denominations and countries can provide to US investors. In doing so, the Advisor will consider such factors as the outlook for currency relationships, current and anticipated interest rates, levels of inflation within various countries, prospects for relative economic growth and government policies influencing currency exchange rates and business conditions.


Currency Exchange Transactions


Because the fund may buy and sell securities denominated in currencies other than the US dollar and receive interest, dividends and sale proceeds in currencies other than the US dollar, the fund from time to time may enter into currency exchange transactions to convert to and from different currencies and to convert foreign currencies to and from US dollars. The fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market or uses forward currency exchange contracts (discussed below) to purchase or sell currencies.


Currency Hedging


The fund's currency hedging strategies will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. The fund may not position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

Proper currency hedging is important because a decline in the US dollar value of a foreign currency in which the fund's securities are denominated will reduce the US dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the US dollar value of non-dollar denominated securities it holds, the fund may purchase foreign currency put options. If the value of the foreign currency declines, the fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the US dollar value of its securities that otherwise would have resulted. Conversely, if a rise in the US dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the fund derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs. Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, the fund may not be able to contract to sell a currency at a price above the devaluation level it anticipates.


Forward Currency Exchange Contracts


A forward currency exchange contract is an obligation by the fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks and brokerages) and their customers. A forward currency exchange contract may not have a deposit requirement and may be traded at a net price without commission. The fund maintains with its custodian a segregated account of cash or liquid securities in an amount at least equal to its obligations under each forward currency exchange contract. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

The fund may enter into foreign currency hedging transactions in an attempt to protect against changes in currency exchange rates between the trade and settlement dates of specific securities transactions, or changes in currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into the Advisor's long-term investment decisions, the fund will not routinely enter into currency hedging transactions with respect to security transactions; however, the Advisor believes that it is important to have the flexibility to enter into currency hedging transactions when it determines that the transactions would be in the fund's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event the fund's ability to utilize forward contracts may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the US dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the fund than if it had not entered into such contracts. The use of currency forward contracts may not eliminate fluctuations in the underlying US dollar equivalent value of the prices of or rates of return on the fund's foreign currency denominated portfolio securities and the use of such techniques will subject the fund to certain risks.


Options on Foreign Currencies


The fund may write covered put and call options and purchase put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. As with other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received, and the fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may be used to hedge against fluctuations in exchange rates although, in the event of exchange rate movements adverse to the fund's position, it may forfeit the entire amount of the premium plus related transaction costs. In addition the fund may purchase call options on currency when the Advisor anticipates that the currency will appreciate in value.

The fund may also write options on foreign currencies for the same types of hedging purposes. For example, where the fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the fund could write put options on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the options may be exercised and the fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

The fund may write covered call options on foreign currencies. A call option written on a foreign currency by the fund is "covered" if the fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration identified on the fund's books) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or
(b) is greater than the exercise price of the call written if the difference is segregated by the fund in cash or liquid securities.

There is no assurance that a liquid secondary market will exist for any particular option, or at any particular time. If the fund is unable to effect closing purchase transactions with respect to covered options it has written, the fund will not be able to sell the underlying currency or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of the underlying currency. The fund pays brokerage commissions or spreads in connection with its options transactions.

As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. In some circumstances, the fund's ability to terminate OTC options may be more limited than with exchange-traded options. It is also possible that broker-dealers participating in OTC options transactions will not fulfill their obligations. The fund intends to treat OTC options as not readily marketable and therefore subject to its limitations with respect to illiquid securities.

The fund may enter into foreign currency exchange transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or anticipated securities transactions. The fund may also enter into foreign currency transactions to hedge currency risks associated with the assets of the fund denominated in foreign currencies or principally traded in foreign currencies. The fund may also enter into foreign currency transactions to hedge against currencies other than the US dollar. The fund may purchase or sell foreign currency contracts for forward delivery. To conduct the hedging discussed above, the fund would generally enter into a forward contract to sell the foreign currency in which the investment is denominated in exchange for US dollars or other currency in which the Advisor desires to protect the value of the fund. The fund may also purchase option rights for the purchase or sale of currencies or currency futures contracts or warrants which entitle the holder to the right to purchase or sell currencies or currency futures contracts or to receive payment of a difference, which is measured by the performance of currencies or currency futures contracts, provided that these option rights and warrants are admitted to official listing on an exchange.

Additional Limitations and Risk Factors

Asset Coverage


The fund will comply with the segregation or coverage guidelines established by the SEC and other applicable regulatory bodies with respect to certain transactions, including (but not limited to) options written on securities and indexes; currency, interest rate and securities index futures contracts and options on these futures contracts; and forward currency contracts. These guidelines may, in certain instances, require segregation by the fund of cash or liquid securities to the extent the fund's obligations with respect to these strategies are not otherwise covered through ownership of the underlying security or financial instrument, by other portfolio positions or by other means consistent with applicable regulatory policies. Unless the transaction is covered, the segregated assets must at all times equal or exceed the fund's obligations with respect to these strategies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the fund's assets could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.

For example, a call option written on securities may require the fund to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written on an index may require the fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by the fund may require the fund to segregate assets (as described above) equal to the exercise price. The fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the fund. If the fund holds a futures contract, the fund could purchase a put option on the same futures contract with a strike price as high as or higher than the price of the contract held. The fund may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

In order to secure its obligations in connection with derivatives contracts or special transactions, the fund will either own the underlying assets, enter into an offsetting transaction or set aside readily marketable securities with a value that equals or exceeds the fund's obligations. Unless the fund has other readily marketable assets to set aside, it cannot trade assets used to secure such obligations without entering into an offsetting derivative contract or terminating a special transaction. This may cause the fund to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions.

The use of options, futures and foreign currency contracts is a highly specialized activity which involves investment techniques and risks that are different from those associated with ordinary portfolio transactions. Gains and losses on investments in options and futures depend on the Advisor's ability to predict the direction of stock prices, interest rates, currency movements and other economic factors. The loss that may be incurred by the fund in entering into futures contracts and written options thereon and forward currency contracts is potentially unlimited. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain facilities of an options clearing entity or other entity performing the regulatory and liquidity functions of an options clearing entity inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. Most futures exchanges limit the amount of fluctuation permitted in a futures contract's prices during a single trading day. Once the limit has been reached, no further trades may be made that day at a price beyond the limit. The price limit will not limit potential losses, and may in fact prevent the prompt liquidation of futures positions, ultimately resulting in further losses. Options and futures traded on foreign exchanges generally are not regulated by US authorities, and may offer less liquidity and less protection to the fund in the event of default by the other party to the contract.

Except as set forth above under "Futures Contracts" and "Options on Futures Contracts", there is no limit on the percentage of the assets of the fund that may be at risk with respect to futures contracts and related options or forward currency contracts. The fund may not invest more than 25% of its total assets in purchased protective put options. The fund's transactions in options, futures contracts and options on futures contracts may be limited by the requirements for qualification of the fund as a regulated investment company for tax purposes. See the section entitled "Tax Information." There can be no assurance that the use of these portfolio strategies will be successful.


Foreign Securities


The fund invests primarily in foreign securities. Investment in securities of foreign issuers involves somewhat different investment risks from those affecting securities of US domestic issuers.

The value of the fund's investment in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) currency exchange controls or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the fund's operations. Furthermore, the economies of individual foreign nations may differ from the US economy, whether favorably or unfavorably, in areas such as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the fund must be made in compliance with foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic securities exchanges. Accordingly, the fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of US companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of US issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

Since the fund's investments in foreign securities involve foreign currencies, the value of the fund's assets as measured in US dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage.


Liquidity

OTC derivative contracts are considered to be illiquid and generally carry greater liquidity risk than exchange-traded contracts.

Leverage


Leverage risk is created when an investment exposes the fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the fund's risk of loss and potential for gain. Leverage risk may exist when the fund purchases securities while it also has borrowed money.

Interest Rates


Interest rate risks apply to the fund only to the extent it invests in fixed income securities. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Potential or anticipated changes in interest rates also may affect the value of fixed income securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.


Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

Credit


Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the fund will lose money. Credit risk is only a risk for the fund if it invests in fixed income securities or chooses to lend securities.

Many fixed income securities receive credit ratings from services such as S & P and Moody's. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the fund must rely entirely upon the Advisor's credit assessment.


Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a US Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.


Credit risk includes the possibility that a party to a transaction involving the fund will fail to meet its obligations. This could cause the fund to lose the benefit of the transaction or prevent the fund from selling or buying other securities to implement its investment strategies.


Risks Associated with Futures, Options and Warrants


The successful use of futures, options and warrants depends on the ability of the Advisor to predict the direction of the market or, in the case of hedging transactions, the correlation between market movements and movements in the value of the fund's assets, and is subject to various additional risks. The investment techniques and skills required to use futures, options and warrants successfully are different from those required to select equity securities for investment. The correlation between movements in the price of the futures contract, option or warrant and the price of the securities or financial instruments being hedged is imperfect and the risk from imperfect correlation increases, with respect to stock index futures, options and warrants, as the composition of the fund's portfolio diverges from the composition of the index underlying such stock index futures, options or warrants. If the fund has hedged portfolio securities by purchasing put options or selling futures contracts, the fund could suffer a loss which is only partially offset or not offset at all by an increase in the value of the fund's securities. As noted, the fund may also enter into transactions in future contracts, options and warrants for other than hedging purposes (subject to applicable law), including speculative transactions, which involve greater risk. In particular, in entering into such transactions, the fund may experience losses which are not offset by gains on other portfolio positions, thereby reducing its earnings. In addition, the markets for such instruments may be volatile from time to time, which could increase the risk incurred by the fund in entering into such transactions. The ability of the fund to close out a futures, options or warrants position depends on a liquid secondary market.

As noted above, the fund intends to adhere to certain policies relating to the use of futures contracts, which should have the effect of limiting the amount of leverage by the fund.


Correlation of Price Changes


Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match the fund's current or anticipated investments exactly. The fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.

Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.




Risk Management


The fund may employ non-hedging risk management techniques. Examples of such strategies include synthetically altering the duration of the portfolio or the mix of securities in the portfolio. For example, if the Advisor wishes to extend maturities of fixed income securities in the fund in order to take advantage of an anticipated decline in interest rates, but does not wish to purchase the underlying long term securities, it might cause the fund to purchase futures contracts on long-term debt securities. Similarly, if the Advisor wishes to decrease fixed income securities or purchase equities, it could cause the fund to sell futures contracts on debt securities and purchase futures contracts on a stock index. Because these risk management techniques may involve leverage, the possibility exists, as with all leveraged transactions, of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.


Other Investments and Investment Practices

To Be Announced Securities (TBAs) -- Purchase Commitments


As with other delayed delivery transactions, as described below, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the fund agrees to accept any security that meets specified terms. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. This risk is in addition to the risk of decline in the value of the fund's other assets.

Unsettled TBA purchase commitments are valued at the current market value of the underlying securities. For example, in a TBA mortgage-backed transaction, the fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages. The seller would not identify the specific underlying mortgages until it issues the security. TBA mortgage-backed securities increase interest rate risks because the underlying mortgages may be less favorable than anticipated by the fund.


When-Issued and Delayed Delivery Securities


The fund may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a "when, as and if issued" basis, under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The value of such securities is subject to market fluctuation during this period and no interest or income, as applicable, accrues to the fund until settlement takes place.

At the time the fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the fund maintains with its custodian a segregated account of cash or liquid securities in an amount at least equal to such commitments. It may be expected that the fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, the fund will meet its obligations from maturities or sales of securities and/or from cash flow. If the fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. It is the current policy of the fund not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the fund's total assets, less liabilities other than the obligations created by when-issued commitments. When the fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Lending of Portfolio Securities. The fund may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the fund. The fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the fund at any time, and (d) the fund receives reasonable interest on the loan (which may include the fund investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by the fund's delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Board of Trustees/Directors. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by the fund may be invested in a money market fund managed by the Advisor (or one of its affiliates).


Borrowing


The fund may borrow money, in amounts not to exceed one-third of the fund's total assets (including the amount borrowed) (i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of interests in the fund or fund Shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) pursuant to reverse repurchase agreements entered into by the fund.

Under the 1940 Act, the fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidation of the fund's holdings may be disadvantageous from an investment standpoint.

Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of the fund's securities and the fund's NAV per share, and money borrowed by the fund will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) that may exceed the income received from the securities purchased with the borrowed funds.


Interests in Other Limited Liability Companies

Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities comparable to common or preferred stock.

Investment Ratings


The fixed income securities in which the fund invests must be rated investment grade (in one of the four highest rating categories) by one or more NRSROs or be of comparable quality to securities having such ratings, as determined by the Advisor. For example, S&P's, a rating service, assigns ratings to investment grade securities (AAA, AA, A, and BBB) based on an assessment of the likelihood of the issuer's inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the fund must rely entirely upon the Advisor's credit assessment that the security is comparable to investment grade. Securities rated BBB have speculative characteristics.


                             MANAGEMENT OF THE FUND



Deutsche Asset Management, Inc. ("DeAM, Inc.") is a registered investment advisor. The address for DeAM, Inc. is 280 Park Avenue, New York, New York 10017. DeAM, Inc. is an indirect wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including mutual funds, retail, private and commercial banking, investment banking and insurance.

For its services, DeAM, Inc. is entitled to receive an annual fee from the fund, which is computed daily and paid monthly, equal to 0.85% of the average daily net assets of the fund. For the fiscal years ended August 31, 2004, the fund paid advisory fees of $________.

For the fiscal years ended August 31, 2003 and 2002, the Portfolio paid advisory fees of $320,857 and $47,938, respectively.


DeAM, Inc. in its capacity as Advisor, has contractually agreed through December 31, 2004 to reduce its annual fees, if necessary, or to make payments to the fund to the extent necessary, so that its annual expenses do not exceed 1.40% of the Class A Shares' average daily net assets, 2.15% of the Class B Shares' average daily net assets, 2.15% of the Class C Shares' average daily net assets and 1.15% of the Class S Shares' average daily net assets.


Subject to the overall supervision of the fund's Directors, DeAM, Inc. is responsible for the day-to-day investment decisions, the execution of portfolio transactions and the general management of the fund's investments and provides certain supervisory services. Under its investment management agreement with the Corporation (the Investment Advisory Agreement), DeAM, Inc. is permitted, subject to the approval of the Board of Directors of the Corporation, to delegate to a third party responsibility for management of the investment operations of the fund. DeAM, Inc. has delegated this responsibility to the fund's Sub-Advisor. DeAM, Inc. retains overall responsibility, however, for supervision of the investment management program for the fund.

Investment Sub-Advisor to the Fund

On behalf of the Corporation, DeAM, Inc. has entered into an investment sub-advisory agreement (Sub-Advisory Agreement) with Deutsche Asset Management (Japan) Limited ("DeAMJ") for the fund. DeAMJ is a registered investment advisor whose address is Sanno Park Tower, 2-11-1 Nagatacho, Chiyoda-ku, Tokyo, Japan 100-6173. It is the Sub-Advisor's responsibility, under the overall supervision of DeAM, Inc. to conduct the day-to-day investment decisions of the fund, arrange for the execution of portfolio transactions and generally manage the fund's investments in accordance with its investment objective, policies and restrictions. For these services, the Sub-Advisor receives from DeAM, Inc. and not the fund, an annual fee, which is computed daily and may be paid monthly, equal to 0.60% of the average daily net assets of the fund. The Sub-Advisor may waive a portion of the fees it receives from DeAM, Inc. For the fiscal year ended August 31, 2004, DeAM, Inc. paid sub-advisory fees of $_______.

For the fiscal years ended August 31, 2003 and 2002, DeAM, Inc. paid sub-advisory fees of $192,514 and $13,184, respectively.

The Sub-Advisor shall not be liable to the Corporation or any fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract.


Advisory Contract Approval


The Investment Advisory Agreement and the Sub-Advisory Agreement has an initial term of two years and continues in effect, from year to year thereafter if such continuance is specifically approved at least annually by the fund's Board of Directors or by a majority of the outstanding voting securities of the fund, and in either event, by a majority of the Independent Directors of the fund's Board who have no direct or indirect financial interest in such agreements, with such Independent Directors casting votes in person at a meeting called for such purpose, or by a vote of a majority of the outstanding Shares (as defined under "Capital Stock"). The Board approved the continuation of the Investment Advisory Agreement and the Sub-Advisory Agreement on August 21, 2003. In approving the continuation of the fund's Investment Advisory Agreement and the Sub-Advisory Agreement, the Board, including the Independent Directors, carefully considered

(1) the nature and quality of services to be provided to the fund; (2) the Advisor's compensation and profitability for providing such services; (3) the indirect costs and benefits of providing the advisory services; (4) the extent to which economies of scale are shared with the fund through breakpoints or otherwise; and (5) comparative information on fees and expenses of similar mutual funds. Specifically, the Board considered the fact that the Advisor benefited, at least indirectly, from certain securities lending, custody and brokerage relationships between the fund and affiliates of the Advisor (and that the Board received information regularly about these relationships). The Board also considered the nature and extent of benefits that the Advisor received from the brokerage and research services it received from broker-dealers who executed portfolio transactions for the fund. After requesting and reviewing such information, as they deemed necessary, the Board concluded that the continuance of the Investment Advisory Agreement and the Sub-Advisory Agreement was in the best interest of the fund and its shareholders. The fund or the Advisor may terminate the Investment Advisory Agreement and the Sub-Advisory Agreement on sixty days' written notice without penalty. The Investment Advisory Agreement and the Sub-Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).


Codes of Ethics

The Fund, the Advisor, the Sub-Advisor and the fund's principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Directors, officers of the Corporation and employees of the Advisor, Sub-Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's and Sub-Advisor's Codes of Ethics contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the fund. Among other things, the Advisor's and Sub-Advisor's Codes of Ethics prohibit certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and require the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor's and Sub-Advisor's Codes of Ethics may be granted in particular circumstances after review by appropriate personnel.


The fund's Advisor, and its affiliates (including the fund's distributor, SDI) have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act (the "Consolidated Code"). The Consolidated Code permits access persons to trade in securities for their own accounts, subject to compliance with the Consolidated Code's pre-clearance requirements (with certain exceptions). In addition, the Consolidated Code provides for trading "blackout periods" that prohibit trading by personnel within periods of trading by the fund in the same security. The Consolidated Code also prohibits short term trading profits and personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.


Brokerage Transactions


The Advisor trades securities for the fund if it believes that a transaction net of costs (including custodian charges) will help achieve the fund's investment objective. Changes in the fund's investments are made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Therefore, the rate of turnover is not a limiting factor when changes are appropriate. Specific decisions to purchase or sell securities for the fund are made by its portfolio manager who is an employee of the Sub-Advisor. The portfolio managers may serve other clients of the Sub-Advisor in a similar capacity.

The primary consideration in placing portfolio securities transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Sub-Advisor attempts to achieve this result by selecting broker-dealers to execute transactions on behalf of the fund and other clients of the Sub-Advisor on the basis of factors such as their professional capability, the value and quality of their brokerage services, and the level of their brokerage commissions. In the case of securities traded in the over-the-counter market (where no stated commissions may be paid but the prices include a dealer's markup or markdown), the Sub-Advisor normally seeks to deal directly with the primary market makers, unless in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Sub-Advisor on the tender of the fund's securities in so-called tender or exchange offers.

In connection with the selection of such brokers or dealers and the placing of such orders, the Sub-Advisor seeks for the fund, in its best judgment, prompt execution in an effective manner at the most favorable price. Subject to this requirement of seeking the most favorable price, securities may be bought from or sold to broker-dealers who have furnished statistical, research and other information or services to the Sub-Advisor or the fund or who have sold or are selling shares of the fund and other mutual funds distributed by the Distributor, subject to any applicable laws, rules and regulations.


The investment sub-advisory fee that the Advisor pays to the Sub-Advisor will not be reduced as a consequence of the Sub-Advisor's receipt of brokerage and research services. While such services are not expected to reduce the expenses of the Sub-Advisor, the Sub-Advisor would, through the use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff or obtain such services independently.


In certain instances there may be securities that are suitable as an investment for the fund as well as for one or more of the Sub-Advisor's other clients. Investment decisions for the fund and for the Sub-Advisor's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for the fund. When purchases or sales of the same security for the fund and for other portfolios managed by the Sub-Advisor occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

When selecting a broker-dealer to effect portfolio transactions on behalf of the fund, the Advisor may, provided that it can be done consistently with the policy of obtaining the most favorable net results, consider the activities of the broker-dealer in selling shares of any Scudder-branded (funds marketed with the Scudder name), open-end investment company. The Advisor has informed the Board of each Scudder-branded, open-end investment company of these practices and has undertaken to provide to the Boards regular reports about its selection of broker-dealers to effect portfolio transactions. The Advisor believes that these reports are important because it recognizes that it or its affiliates may derive some benefit from these practices. The Advisor and its affiliates expect that each of the Funds/Portfolio will benefit by the direction of orders of the Fund/Portfolio to broker-dealers in consideration of those broker-dealers' sales of the Scudder-branded, open-end funds in general.

Deutsche Bank AG or one of its subsidiaries or affiliates may act as one of the agents of the fund in the purchase and sale of portfolio securities, options or futures transactions when, in the judgment of the Sub-Advisor, that firm will be able to obtain a price and execution at least as favorable as other qualified brokers or futures commission merchants. As a broker for the fund, Deutsche Bank AG or its affiliates may receive brokerage commissions or other transaction-related compensation from the fund.

The Sub-Advisor may direct a portion of the fund's securities transactions to certain unaffiliated brokers which in turn use a portion of the commissions they receive from the fund to pay other unaffiliated service providers on behalf of the fund for services provided for which the fund would otherwise be obligated to pay. Such commissions paid by the fund are at the same rate paid to other brokers for effecting similar transactions. For the fiscal year ended August 31, 2004, the fund paid $________.

For the fiscal years ended August 31, 2003 and 2002 the Portfolio paid $152,054 and $49,332, respectively.

For the fiscal year ended August 31, 2004:

                             Percentage of          Percentage of         Dollar Amount of      Dollar Amount of
                           Commissions Paid     Transactions Involving   Commissions Paid to      Transactions
                             to Affiliated       Commissions Paid to         Brokers for         Allocated for
Name of Fund                    Brokers           Affiliated Brokers      Research Services    Research Services
------------                    -------           ------------------      -----------------    -----------------

Scudder Japanese Equity            0%                     0%                      $                    $
Fund

The fund is required to identify any securities of its "regular broker or dealers" (as such term is defined in the 1940 Act) that the fund has acquired during the most recent year. As of August 31, 2004, the fund held the following securities of its regular broker dealers:

Value of Holdings                   Name of Issuer
-----------------                   --------------

$                                   Nikko Cordial Corp.
$                                   Daiwa Securities Group, Inc.
$                                   The Sumitomo Trust & Banking Co., Ltd.


Portfolio Turnover


Although the fund does not intend to invest for the purpose of seeking short-term profits, securities in the fund will be sold whenever the Advisor believes it is appropriate to do so in light of the investment objectives of the fund, without regard to the length of time a particular security may have been held The portfolio turnover rate for the fiscal years ended August 31, 2004 and 2003 were ___% and 137%, respectively.


A 100% annual turnover rate would occur, for example, if all portfolio securities (excluding short-term obligations) were replaced once in a period of one year, or if 10% of the portfolio securities were replaced ten times in one year. The rate of portfolio turnover may exceed that of certain other mutual funds with the same investment objectives. The amount of brokerage commissions and taxes on realized capital gains to be borne by the shareholders of the fund tend to increase as the level of portfolio activity increases.

Distribution and Services Plans

Class A Shares, Class B Shares and Class C Shares are sold subject to a distribution plan adopted in accordance with Rule 12b-1 under the 1940 Act ("Distribution Plan"). In addition, Class B Shares and Class C Shares are subject to a service plan ("Service Plan").

Under the Distribution Plan, Class A Shares will pay a fee to the Distributor in an amount computed at an annual rate of 0.25% of the average daily net assets of Class A Shares. Class B Shares and Class C Shares will pay a fee to the Distributor in an amount computed at an annual rate of 0.75% of the average daily net assets of Class B Shares and Class C Shares. The Distributor uses these fees to finance any activity which is principally intended to result in the sale of Class A Shares, Class B Shares and Class C Shares of the fund. The Distribution Plan is a compensation-type plan. As such, the fund makes no payments to the Distributor except as described above. Therefore, the fund does not pay for unreimbursed expenses of the Distributor, including amounts expended by the Distributor in excess of amounts received by it from the fund, interest, carrying or other financing charges in connection with excess amounts expended, or the Distributor's overhead expenses. However, the Distributor may be able to recover such amounts or may earn a profit from payments made by shares under the Distribution Plan.

Under the Service Plan, the fund pays to SDI for the provision of certain services to the holders of Class B Shares and Class C Shares a fee computed at an annual rate of 0.25% of the average daily net assets of each such class of shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, providing reports and other information to shareholders and investment professionals, and services related to the maintenance of shareholder accounts, and other services. SDI determines the amounts to be paid to investment professionals, the schedules of such fees and the basis upon which such fees will be paid.

Furthermore, with respect to Class A Shares, Class B Shares and Class C Shares, the Distributor may offer to pay a fee from its own assets to financial institutions as financial assistance for providing substantial sales services, distribution related support services, or shareholder services.

                                               For the Fiscal year ended August 31, 2003
                                                     12b-1 Fee                   Shareholder Services Fee
                                                     ---------                   ------------------------
                                          Class        Class        Class         Class             Class
Fund Name                                A Shares     B Shares     C Shares      B Shares          C Shares
---------                                --------     --------     --------      --------          --------

Scudder Japanese Equity Fund              $6,809       $14,875       $2,978          $610             $77
Unpaid at August 31, 2003                 $1,861        $2,492        $ 635            $0              $0

The following table shows the aggregate amount of underwriting commissions paid to SDI, the amount in commissions it paid out to brokers and the amount of underwriting commissions retained by SDI.

                                                            Aggregate            Aggregate            Aggregate
                                      Aggregate Sales   Commissions Paid   Commissions Paid to       Commissions
Fund                  Fiscal Year       Commissions          to Firms        Affiliated Firms      Retained by SDI
----                  -----------       -----------          --------        ----------------      ---------------

Scudder Japanese
Equity Fund          2003                 $13,000             $1,000                $0                 $12,000
                     2002                   $0                  $0                  $0                   $0
                     2001                 $6,000                $0                  $0                 $6,000

Transfer Agent and Dividend Disbursing Agent


Scudder Investments Service Company ("SISvC") serves as transfer agent of the Corporation on behalf of the fund pursuant to a transfer agency agreement. Under its transfer agency agreement with the Corporation, the Transfer Agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and causes to be distributed any dividends and distributions payable by the fund. The Transfer Agent may be reimbursed by the fund for its out-of-pocket expenses. Prior to December 16, 2002, Investment Company Capital Corp. ("ICCC") acted as the fund's transfer and dividend disbursing agent.

The fund pays the Transfer Agent a fee based on the size, type, and number of accounts and transactions made by shareholders. As compensation for these services, the fund pays the Transfer Agent a base fee of $4,162.40 per class; $14.26 for open accounts per account per year; and $2.30 for closed accounts per account per year, $3.66 for new accounts opened, $2.48 per account for Class B redemptions that incur CDSC, plus reimbursement for out-of-pocket expenses incurred in connection therewith. For the fiscal year ended August 31, 2004, the fund paid fees of $______. For the fiscal year ended August 31, 2003, the amount charged to the fund by ICCC and SISvC aggregated $16,377. For the fiscal year ended August 31, 2002, the fund paid fees of $10,763.

Pursuant to a sub-transfer agency agreement between the Transfer Agent and DST Systems, Inc. ("DST"), the Transfer Agent has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by the Transfer Agent, not by the fund.

Administrator

ICCC serves as Administrator of the fund. The Administrative Services Appendix to the Master Services Agreement provides that the Administrator, in return for its fee, will (a) supervise and manage all aspects of the fund's operations, other than portfolio management and distribution; (b) provide the fund with such executive, administrative, clerical and bookkeeping services as are deemed advisable by the fund's Board of Directors; (c) provide the fund with, or obtain for it, adequate office space and all necessary office equipment and services including all items for any offices as are deemed advisable by the fund's Board of Directors; (d) supervise the operations of the fund's transfer and dividend disbursing agent; and (e) arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy material, tax returns, reports to the fund's shareholders and reports to and filings with the SEC and State Blue Sky authorities.

Under the Administrative Services Appendix to the Master Services Agreement, the fund pays ICCC an annual fee based on the fund's average daily net assets. This fee is calculated and accrued daily and the amounts of the daily accruals are paid monthly, at the annual rate of 0.15% of the fund's average daily net assets.

The Administrative Services Appendix to the Master Services Agreement may be terminated at any time, on waivable written notice within 60 days and without any penalty, by vote of the fund's Board of Directors or by the Administrator. The agreement automatically terminates in the event of its assignment.

The Administrative Services Appendix to the Master Services Agreement obligates the Administrator to exercise care and diligence and to act in good faith and to use its best efforts within reasonable limits in performing the services provided under the agreement, but the Administrator is not liable for any act or omission which does not constitute willful misfeasance, bad faith, gross negligence or reckless disregard of duties and obligations on the part of the Administrator.

For the fiscal years ended August 31, 2003, 2002 and 2001, the fund paid administrative fees of $56,680, $11,121, and $75,192, respectively.

Administrative Agent to the Fund

ICCC serves as Administrative Agent to the fund. As Administrator, it (i) files and maintains governing documents, registration statements and regulatory filings; (ii) maintains a telephone line; (iii) approves annual expense budgets;
(iv) authorizes expenses; (v) distributes materials to the Directors of the Corporation; (vi) authorizes dividend distributions; (vii) maintains books and records; (viii) files tax returns; and (ix) maintains the investor register.


Under the Administrative Services Appendix to the Master Services Agreement the fund pays ICCC an annual fee based on the fund's average daily net assets. This fee is calculated and accrued daily and the amounts of the daily accruals and paid monthly at the annual rate of 0.15% of the fund's average daily net assets.


The Administrative Services Appendix to the Master Services Agreement may be terminated at any time, on waivable written notice within 60 days and without any penalty, by vote of the fund's Board of Directors or by the Administrator. The agreement automatically terminates in the event of its assignment.

The Administrative Services Appendix to the Master Services Agreement obligates the Administrator to exercise care and diligence and to act in good faith and to use its best efforts within reasonable limits in performing the services provided for under the agreement, but the Administrator is not liable for any act or omission which does not constitute willful misfeasance, bad faith, gross negligence or reckless disregard of duties and obligations on the part of the Administrator.

For the fiscal year ended August 31, 2004, the fund paid administrative agent fees of $_____. For the fiscal years ended August 31, 2003 and 2002, the Portfolio paid administrative agent fees of $56,662 and $16,503, respectively.


Custodian and Fund Accountant


Investors Bank & Trust Company ("IBT Co.") is custodian for the securities and cash of the fund's assets. Foreign instruments purchased by the fund are held by various sub-custodial arrangements employed by IBT Co. IBT Fund Services (Canada) Inc. ("IBT") provides fund accounting services to the fund including:
(i) calculation of the daily net asset value for the fund; (ii) monitoring compliance with investment portfolio restrictions, including all applicable federal and state securities and other regulatory requirements; and (iii) monitoring the fund's compliance with the requirements applicable to a regulated investment company under the Code. IBT Co. and IBT provides these services at the following annual rate of the average aggregate daily net assets of the fund as specified below:

Maximum Custody and                        Average Aggregate Daily
Accounting Fee*                            Net Assets of the Fund
---------------                            ----------------------

0.020 of 1%                            on the first $200 million
0.015 of 1%                            on the next $800 million
0.010 of 1%                            on assets in excess of $1 billion

* The custodian fee received for the fund shall be at least $40,000.

For the fiscal years ended August 31, 2004, IBT Co. and IBT were paid $_______ by the fund as compensation for providing custody and accounting services. For the fiscal years ended August 31, 2003 and 2002, IBT Co. and IBT were paid $23,117 and $43,701, respectively by the Portfolio as compensation for providing custody and accounting services.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110, is the independent registered public accounting firm for the Corporation. The independent registered public accounting firm conduct annual audits of financial statements, assist in the preparation and/or review of federal and state income tax returns and provide consulting as to matters of accounting and federal and state income taxation for the fund, as the case may be.


Legal Counsel


Willkie Farr & Gallagher LLP serves as counsel to the fund.


                        PURCHASE AND REDEMPTION OF SHARES

Scudder Distributors, Inc. ("SDI") serves as the distributor of the fund's shares pursuant to the Distribution Agreement. The terms and conditions of the Distribution Agreement are exactly the same as the Distribution Agreement with ICC Distributors, Inc., the former distributor of the fund. SDI enters into a Selling Group Agreement with certain broker-dealers (each a "Participating Dealer"). If a Participating Dealer previously had agreements in place with SDI and ICC Distributors, Inc., the SDI Agreement controls. If the Participating Dealer did not have an agreement with SDI, then the terms of the assigned ICC Distributors, Inc. agreement remain in effect. These Selling Group Agreements may be terminated by their terms or by the terms of the Distribution Agreement, as applicable. SDI is a wholly owned subsidiary of Deutsche Bank AG. The address for SDI is 222 South Riverside Plaza, Chicago, IL 60606.

Shares of the fund are distributed by SDI. The fund offers four classes of shares, three of which are described in this SAI. General information on how to buy shares of the fund is set forth in "Buying and Selling Fund Shares" in the fund's Prospectus. The following supplements that information.

General Information

Policies and procedures affecting transactions in fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the fund and its agents may occur. Shareholders (or their financial services firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to genuine.

A distribution will be reinvested in shares of the same fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of the fund next determined after receipt in good order by SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date").

Certificates. Share certificates will not be issued. Share certificates now in a shareholder's possession may be sent to the Transfer Agent for cancellation and book-entry credit to such shareholder's account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the fund's shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the fund's transfer agent, ICCC (the "Transfer Agent") will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from the fund through the Shareholder Service Agent for these services.

The fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee, accepts the order. Shares of the fund may be purchased or redeemed on any business day at the net asset value next determined after receipt of the order, in good order, by the Transfer Agent. Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. The fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless the fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50, maximum $250,000) from or to a shareholder's bank, savings and loan, or credit union account in connection with the purchase or redemption of the fund's shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

Tax-Sheltered Retirement Plans. The Shareholder Service Agent provides retirement plan services and documents and SDI can establish investor accounts in any of the following types of retirement plans:

o Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE"), Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

o 403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

The fund reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, the fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of the fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

The fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. The fund also reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number.

Fees generally charged to IRA accounts will be charged to accounts of Deutsch or Scudder employees and directors.

Financial Services Firms' Compensation. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of the fund for their clients, and SDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.

SDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of the fund sold under the following conditions: (i) the purchased shares are held in a Scudder IRA account, (ii) the shares are purchased as a direct "roll over" of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by Scudder Investments Service Company, (iii) the registered representative placing the trade is a member of Executive Council, a group of persons designated by SDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission.

In addition to the discounts or commissions described herein and the Prospectus, SDI may pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of the fund. In some instances, such amounts may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the fund, or other fund s underwritten by SDI.

SDI may re-allow to dealers up to the full applicable Class A sales charge during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the 1933 Act. SDI may in its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of the fund at net asset value in accordance with the Large Order NAV Purchase Privilege and one of the three following compensation schedules up to the following amounts:

           Compensation Schedule #1(1)                Compensation Schedule #2(2)       Compensation Schedule #3(2)(3)
                                                                            As a
                                       As a                            Percentage of                           As a
Amount of                          Percentage of        Amount of        Net Asset        Amount of       Percentage of
Shares Sold                       Net Asset Value      Shares Sold         Value         Shares Sold     Net Asset Value
-----------                       ---------------      -----------         -----         -----------     ---------------

$1 million to $5 million               1.00%        Under $15 million      0.75%       Over $15 million   0.25% - 0.50%

Over $5 million to $50 million         0.50%               --               --               --                --

Over $50 million                       0.25%               --               --               --                --

(1) The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer-sponsored employee benefit plans using the proprietary subaccount record keeping system, made available through SISC. For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, SDI will consider the cumulative amount invested by the purchaser in the fund and other funds listed under "Combined Purchases," including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above.

(2) Compensation Schedules 2 and 3 apply to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system. The Compensation Schedule will be determined based on the value of the conversion assets. Conversion from "Compensation Schedule #2" to "Compensation Schedule #3" is not an automatic process. When a plan's assets grow to exceed $15 million, the Plan Sponsor must contact its client relationship manager to discuss a conversion to Compensation Schedule #3.

(3) Compensation Schedule 3 is based on individual plan underwriting criteria. In most cases, the investment dealers are compensated at a rate of 0.25%. However, certain underwriting factors, such as the number of enrollment and education meetings conducted by Scudder staff the number of non-Scudder funds the plan chooses and the per participant record keeping fee, can increase the fee paid up to 0.50%

The privilege of purchasing Class A shares of the fund at net asset value under the Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege also applies.

SDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. SDI is compensated by the fund for services as distributor and principal underwriter for Class B shares. SDI advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares. For periods after the first year, SDI currently pays firms for sales of Class C shares of the distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. SDI is compensated by the fund for services as distributor and principal underwriter for Class C shares.

Class A Purchases. The sales charge scale is applicable to purchases made at one time by any "purchaser" which includes: an individual; or an individual, his or her spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account; or an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Code; or other organized group of persons whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

Initial Sales Charge Alternative -- Class A Shares. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

                                                                 Sales Charge
                                                                 ------------
                                                                                     Allowed to Dealers
                                        As a Percentage of    As a Percentage of     as a Percentage of
Amount of Purchase                        Offering Price       Net Asset Value*        Offering Price
------------------                        --------------       ---------------         --------------

Less than $50,000                          5.75%                 6.10%                 5.20%
$50,000 but less than $100,000             4.50                  4.71                  4.00
$100,000 but less than $250,000            3.50                  3.63                  3.00
$250,000 but less than $500,000            2.60                  2.67                  2.25
$500,000 but less than $1 million          2.00                  2.04                  1.75
$1 million and over                        .00**                 .00**                 ***

*     Rounded to the nearest one-hundredth percent.

** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

***   Commission is payable by SDI as discussed below.


Class A Quantity Discounts. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or SDI whenever a quantity discount or reduced sales charge is applicable to a purchase. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

Combined Purchases. The Fund's Class A shares may be purchased at the rate applicable to the sales charge discount bracket attained by combining same day investments in Class A shares of any Scudder Funds that bear a sales charge.

Letter of Intent. The reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of Class A shares of Scudder Funds that bear a sales charge made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by SDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer-sponsored employee benefit plan maintained on the subaccount record keeping system available through the Shareholder Service Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price, which is determined by adding the maximum applicable sales load charged to the net asset value) of all Class A shares of such Scudder Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares.

Class A Cumulative Discount. Class A shares of the Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares being purchased, the value of all Class A shares of Scudder Funds that bear a sales charge (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor or his or her immediate family member.

For purposes of the Combined Purchases, Letter of Intent and Cumulative Discount features described above, employer sponsored employee benefit plans using the Flex subaccount record keeping system may include: (a) Money Market Funds as "Scudder Funds", (b) all classes of shares of any Scudder Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

Class A NAV Sales. Class A shares may be sold at net asset value to:

(a) a current or former director or trustee of Deutsche or Scudder mutual funds;

(b) an employee (including the employee's spouse or life partner and children or stepchildren age 21 or younger) of Deutsche Bank or its affiliates or of a subadvisor to any fund in the Scudder family of funds or of a broker-dealer authorized to sell shares of the Fund or service agents of the Fund;

(c) certain professionals who assist in the promotion of Scudder mutual funds pursuant to personal services contracts with SDI, for themselves or members of their families. SDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased;

(d) any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding paragraphs (a) and (b);

(e) persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;

(f) persons who purchase shares of the Fund through SDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups;

(g) selected employees (including their spouses or life partners and children or stepchildren age 21 or younger) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to an agreement with SDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares qualify;

(h) unit investment trusts sponsored by Ranson & Associates, Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;

(i) through certain investment advisors registered under the Investment Advisers Act of 1940 and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by SDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Fund;

(j) (1) employer sponsored employee benefit plans using the Flex subaccount recordkeeping system ("Flex Plans"), established prior to October 1, 2003, provided that the Flex Plan is a participant-directed plan that has not less than 200 eligible employees and (2) investors investing $1 million or more, either as a lump sum or through the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above (collectively, the "Large Order NAV Purchase Privilege"). The Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege is available; and

(k) in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends, and under other circumstances deemed appropriate by SDI and consistent with regulatory requirements.

Class A shares also may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D.
IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (i) Proposed Settlement with Defendants; and (ii) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, SDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by SDI. The privilege of purchasing Class A shares of the Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

Class C Purchases. Class C shares of the fund will be offered at net asset value. No initial sales charge will be imposed. Class C shares sold without an initial sales charge will allow the full amount of the investor's purchase payment to be invested in Class C shares for his or her account. Class C shares will continue to be subject to a contingent deferred sales charge of 1.00% (for shares sold within one year of purchase) and Rule 12b-1 fees, as described in each prospectus and Statement of Additional Information.

Combined Purchases. The fund's Class A shares (or the equivalent) may be purchased at the rate applicable to the sales charge discount bracket attained by combining concurrent investments in Class A shares of any Scudder Funds that bear a sales charge.

For purposes of the Combined Purchases, Letter of Intent and Cumulative Discount features described above, employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent may include: (a) money market funds as "Scudder Funds," (b) all classes of shares of any Scudder Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.


Multi-Class Suitability. SDI has established the following procedures regarding the purchase of Class A, Class B and Class C shares. Orders to purchase Class B shares of $100,000 or more and orders to purchase Class C shares of $500,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and employer-sponsored employee benefit plans using the subaccount record keeping system ("System") maintained for Scudder-branded plans under an alliance with SDI and its affiliates ("Scudder Flex Plans" and "Scudder Choice Plans").

The following provisions apply to Scudder Flex Plans and Scudder Choice Plans.

a. Class B Share Scudder Flex Plans. Class B shares have not been sold to Scudder Flex Plans that were established on the System after October 1, 2003. Orders to purchase Class B shares for a Scudder Flex Plan established on the System prior to October 1, 2003 that has regularly been purchasing Class B shares will be invested instead in Class A shares at net asset value when the combined subaccount value in Scudder Funds or other eligible assets held by the plan is $100,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $100,000 threshold. A later decline in assets below the $100,000 threshold will not affect the plan's ability to continue to purchase Class A shares at net asset value.

b. Class C Share Scudder Flex Plans. Orders to purchase Class C shares for a Scudder Flex Plan, regardless of when such plan was established on the System, will be invested instead in Class A shares at net asset value when the combined subaccount value in Scudder Funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $1,000,000 threshold. A later decline in assets below the $1,000,000 threshold will not affect the plan's ability to continue to purchase Class A shares at net asset value.

c. Class C Share Scudder Choice Plans. Orders to purchase Class C shares for a Scudder Choice Plan that has been regularly purchasing Class C shares will be invested instead in Class A shares at net asset value when the combined subaccount value in Scudder Funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for purchases made beginning in the month after eligible plan assets reach the $1,000,000 threshold. In addition, as a condition to being permitted to use the Choice Plan platform, plans must agree that, within one month after eligible plan assets reach the $1,000,000 threshold, all existing Class C shares held in the plan will be automatically converted to Class A shares.

The procedures described in (a), (b) and (c) above do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such. A suitability determination must be made by investors with the assistance of their financial representative.


Automatic Investment Plan. A shareholder may purchase additional shares of the fund through an automatic investment program. With the Direct Deposit Purchase Plan ("Direct Deposit"), investments are made automatically (minimum $50 and maximum $250,000) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. The fund may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution.

Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) The fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Redemptions


Redemption fee. The fund may impose a redemption fee on shares held less than a period determined by the Board. Shareholders will be provided with 60 days notice before such a policy is implemented.


To sell shares in a retirement account, your request must be made in writing, except for exchanges to other eligible funds in the Scudder Investments family of funds, which can be requested by phone or in writing. For information on retirement distributions, contact your Service Agent or call the Transfer Agent at 1-800-621-1048.

The fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the Exchange is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of the fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for the fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of the fund's shareholders.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to SDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the Prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the fund for up to seven days if the fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. The fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which fund shares were purchased.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of the fund's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares subject to CDSCs may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this Plan must reinvest fund distributions.

The purchase of Class A shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, the fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals.

Contingent Deferred Sales Charge (CDSC). The following example will illustrate the operation of the CDSC. Assume that an investor makes a single purchase of $10,000 of the fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the CDSC would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3.00% ($300) because it was in the second year after the purchase was made.

The rate of the CDSC is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March 2003 will be eligible for the second year's charge if redeemed on or after March 1, 2004. In the event no specific order is requested when redeeming shares subject to a CDSC, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. SDI receives any CDSC directly. The charge will not be imposed upon redemption of reinvested dividends or share appreciation.

The Class A CDSC will be waived in the event of:

(a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district;

(b) redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent;

(c) redemption of shares of a shareholder (including a registered joint owner) who has died;

(d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration);

(e) redemptions under the fund's Automatic Withdrawal Plan at a maximum of 12% per year of the net asset value of the account; and

(f) redemptions of shares whose dealer of record at the time of the investment notifies SDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.

The Class B CDSC will be waived for the circumstances set forth in items (c),
(d) and (e) for Class A shares. In addition, this CDSC will be waived:

(a) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(2)(A)(iv) prior to age 59 1/2;

(b) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Scudder IRA accounts); and

(c) in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent: (1) to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the CDSC and the conversion privilege), (2) in connection with retirement distributions (limited at any one time to 12% of the total value of plan assets invested in the fund), (3) in connection with distributions qualifying under the hardship provisions of the Code and (4) representing returns of excess contributions to such plans.

The Class C CDSC will be waived for the circumstances set forth in items (b),
(c), (d) and (e) for Class A shares and for the circumstances set forth in items
(a) and (b) for Class B shares. In addition, this CDSC will be waived for:

(a) redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to Scudder Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly, and

(b) redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

In-kind Redemptions. The fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the fund and valued as they are for purposes of computing the fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash.



Exchanges. Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other Scudder funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.

Shares of Scudder or Deutsche money market funds and the Scudder Cash Reserves Fund that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Scudder Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. The Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with SDI.



Shareholders must obtain prospectuses of the fund s they are exchanging into from dealers, other firms or SDI.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a Scudder Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such Scudder Fund. Exchanges will be made automatically until the shareholder or the fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

Multi-Class Conversions. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's fund account will be converted to Class A shares on a pro rata basis.

Supplemental Payments

Investment professionals who initiate and are responsible for purchases of $1 million or more may be paid fees out of the assets of SDI (but not out of fund assets). Securities laws may require certain investment professionals such as depository institutions to register as dealers. SDI may pay dealers an amount up to 4.0% of the net asset value of Class B Shares and 1.0% of the net asset value of Class C Shares purchased by their clients or customers as an advance payment. These payments will be made directly by SDI from its assets, and will not be made from the assets of the fund. Dealers may voluntarily waive receipt of all or any portion of these advance payments. SDI may pay all or a portion of the distribution fees discussed below to investment professionals that waive all or any portion of the advance payments.

                                 NET ASSET VALUE

The net asset value of shares of the fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the fund because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the relevant exchange or over-the-counter ("OTC") market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the " official close" or the "official closing price" or other similar term) will be considered the most recent sale price. If a security is traded on more than one exchange, or upon one or more exchanges and in the OTC market, quotations are taken from the market in which the security is traded most extensively.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the bid prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities not addressed above are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures, contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of US dollars is calculated by converting the Local Currency into US dollars at the prevailing currency exchange rate on the valuation date.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the fund's Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the fund 's Board and overseen primarily by the fund 's Pricing Committee.

                                 TAX INFORMATION

The following is intended to be a general summary of certain federal income tax consequences of investing in the funds. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in the fund.

Taxation of the Fund. The fund has elected to be treated as a regulated investment company under Subchapter M of the Code and has qualified as such since its inception. The fund intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the fund level. In order to qualify as a regulated investment company, the fund must meet certain requirements regarding the source of its income, the diversification of its assets, and the distribution of its income:

(a) The fund must derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies.


(b) The fund must diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the fund's assets is represented by cash and cash items, US government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer of such other securities to a value not greater than 5% of the value of the fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and
      (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the US Government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses.

(c) The fund is required to distribute to its shareholders at least 90% of its taxable and tax-exempt net investment income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gains in the manner required under the Code.

If for any taxable year the fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. Such distributions would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

The fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the fund during the prior calendar year. Although the fund's distribution policies should enable it to avoid excise tax liability, the fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of the fund.


Taxation of the Fund. The fund has elected to be treated as a regulated investment company under Subchapter M of the Code and has qualified as such since its inception. The fund intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the fund level. The fund is subject to the same asset diversification and income distribution requirements applicable to the fund and as discussed above.


Taxation of fund distributions. Distributions from the fund generally will be taxable to shareholders as ordinary income to the extent derived from investment income and net short-term capital gains. Distributions of net capital gains (that is, the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year) properly designated as capital gain dividends will be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held the shares in the fund.

Long-term capital gain rates applicable to individuals have been temporarily reduced -- in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets -- for taxable years beginning on or before December 31, 2008.


For taxable years beginning on or before December 31, 2008, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. Qualified dividend income does not include interest from fixed-income securities. In order for some portion of the dividends received by a fund shareholder to be qualified dividend income, the fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio, the fund must meet holding period and other requirements with respect to its shares of the fund and the shareholder must meet holding period and other requirements with respect to the fund's shares. A dividend will not be treated as qualified dividend income (at either the fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 120-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 180-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest. In order for a dividend paid by a foreign corporation to constitute "qualified dividend income," the foreign corporation must (1) be eligible for the benefits of a comprehensive income tax treaty with the United States (or the stock on which the dividend is paid must be readily tradable on an established securities market in the United States), and (2) not be treated as a foreign personal holding company, foreign investment company, or passive foreign investment company.


In general, distributions of investment income designated by a regulated investment company as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the fund's shares.

Only qualified dividend income received by the fund after December 31, 2002 is eligible for pass-through treatment. If the aggregate qualified dividends received by the fund during any taxable year are 95% or more of its gross income, then 100% of the fund's dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

All distributions by the fund result in a reduction in the net asset value of the fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

Sale or redemption of shares. The sale, exchange or redemption of fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of fund shares will be disallowed if other substantially identical shares of the fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.


Dividends received deduction. It is not anticipated that dividends from domestic corporations will comprise a substantial part of the fund's gross income. If any such dividends constitute a portion of the fund's gross income, a portion of the income distributions of the fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends that so qualify. The dividends-received deduction is reduced to the extent the shares of the fund are treated as debt-financed under federal income tax law and is eliminated if either the fund shares or the dividend-paying shares are deemed to have been held by the shareholder or the fund, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend.

Foreign Taxation. Foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities may occur. These taxes may be reduced or eliminated under the terms of an applicable US income tax treaty. The fund will not be eligible to pass through to shareholders its proportionate share of any foreign taxes paid by the fund, with the result that shareholders will not be able to include in income, and will not be entitled to take any credits or deductions for such foreign taxes.

Passive Foreign Investment Companies. Equity investments by the fund in certain "passive foreign investment companies" ("PFICs") could potentially subject the fund to a US federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to the fund shareholders. However, the fund may elect to avoid the imposition of that tax. For example, the fund may elect to treat a PFIC as a "qualified electing fund" (a "QEF election"), in which case the fund will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. The fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the fund to avoid taxation. Making either of these elections therefore may require the fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the fund's total return. Dividends paid by PFICs will not be eligible to be treated as "qualified dividend income."

Tax effects of certain transactions. The fund's use of options, futures contracts, forward contracts (to the extent permitted) and certain other Strategic Transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.


Transactions in foreign currencies, foreign investment currency-denominated debt securities and certain foreign currency options, futures contracts, forward contracts and similar instruments (to the extent permitted) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.


The fund's investment in zero coupon bonds and other debt obligations having original issue discount may cause the fund to recognize taxable income in excess of any cash received from the investment.

Under current law, the fund serves to block unrelated business taxable income ("UBTI") from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the fund if either: (1) the fund invests in real estate investment trusts ("REITs") that hold residual interests in real estate mortgage investment conduits ("REMICs"); or (2) shares in the fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). If a charitable remainder trust (as defined in Code Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year. The fund may invest in REITs that hold residual interests in REMICs.


Other tax considerations. Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish the fund with their taxpayer identification numbers and certifications as to their tax status.

Shareholders of the fund may be subject to state and local taxes on distributions received from the fund and on redemptions of the fund's shares. Any shareholder who is not a US Person (as such term is defined in the Code) should consider the US and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to a US withholding tax rate on amounts constituting ordinary income received by him or her, where such amounts are treated as income from US sources under the Code.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to the fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

                             DIRECTORS AND OFFICERS


Officers and Board of Directors of the Corporation

The overall business and affairs of the Corporation and the fund is managed by the Board of Directors. The Board approves all significant agreements between the fund and persons or companies furnishing services to the fund, including the fund agreements with its investment advisor, distributor, custodian and transfer agent. The Board of Directors and the executive officers are responsible for managing the fund affairs and for exercising the fund powers except those reserved for the shareholders and those assigned to the Advisor or other service providers. Each Director holds office until he or she resigns, is removed or a successor is appointed or elected and qualified. Each officer is elected to serve until he or she resigns, is removed or a successor has been duly appointed and qualified.

The following information is provided for each Director and Officer of the Corporation and the fund's Board as of the end of the most recently completed calendar year. The first section of the table lists information for each Director who is not an "interested person" of the Corporation and fund. Information for each Non-Independent Director ("Interested Director") follows. The Interested Directors are considered to be interested persons as defined by the 1940 Act because of their employment with either the fund's advisor and/or underwriter. The mailing address for the Directors and Officers with respect to the Corporation's operations is One South Street, Baltimore, Maryland, 21202.

The following individuals hold the same position with the fund and the Corporation.

Independent Directors

--------------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position with the                                                                                 Number of Funds
Fund and Length of Time    Business Experience and Directorships                                  in the Fund
Served(1,2)                During the Past 5 Years                                                Complex Overseen
--------------------------------------------------------------------------------------------------------------------
Joseph R. Hardiman         Private Equity Investor (January 1997 to present); Director, Corvis           66
5/27/37                    Corporation(3) (optical networking equipment) (July 2000 to present),
Chairman since 2004 and    Brown Investment Advisory & Trust Company (investment advisor)
Director since 2000        (February 2001 to present), The Nevis Fund (registered investment company) (July 1999 to present), and ISI Family of Funds (registered investment companies) (March 1998 to present).  Formerly, Director,
                           Soundview Technology Group Inc. (investment banking) (July 1998 to
                           January 2004) and Director, Circon Corp.(3) (medical instruments)
                           (November 1998-January 1999); President and Chief Executive Officer,
                           The National Association of Securities Dealers, Inc. and The NASDAQ
                           Stock Market, Inc. (1987-1997); Chief Operating Officer of Alex.
                           Brown & Sons Incorporated (now Deutsche Bank Securities Inc.)
                           (1985-1987); General Partner, Alex. Brown & Sons Incorporated (now
                           Deutsche Bank Securities Inc.) (1976-1985)
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position with the                                                                                 Number of Funds
Fund and Length of Time    Business Experience and Directorships                                  in the Fund
Served(1,2)                During the Past 5 Years                                                Complex Overseen
--------------------------------------------------------------------------------------------------------------------
Richard R. Burt            Chairman, Diligence LLC (international information collection and             68
2/3/47                     risk-management firm (September 2002 to present); Chairman, IEP
Director since 1998        Advisors, Inc. (July 1998 to present); Chairman of the Board,
                           Weirton Steel Corporation(3) (April 1996 to present); Member of the
                           Board, Hollinger International, Inc.(3) (publishing) (September 1995 to present), HCL Technologies Limited (information technology)
                           (April 1999 to present), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (September 1995 to present); and Member, Textron Inc.(3)
                           International Advisory Council (July 1996 to present). Formerly,
                           Partner, McKinsey & Company (consulting) (1991-1994) and US Chief
                           Negotiator in Strategic Arms Reduction Talks (START) with former
                           Soviet Union and US Ambassador to the Federal Republic of Germany
                           (1985-1991); Member of the Board, Homestake Mining(3) (mining and exploration) (1998-February 2001), Archer Daniels Midland Company(3)
                           (agribusiness operations) (October 1996-June 2001) and Anchor Gaming
                           (gaming software and equipment) (March 1999 -December 2001)
--------------------------------------------------------------------------------------------------------------------
S. Leland Dill             Trustee, Phoenix Euclid Market Neutral Funds (since May 1998),                66
3/28/30                    Phoenix Funds (24 portfolios) (since May 2004) (registered investment
Director since 2002        companies); Retired (since 1986). Formerly, Partner, KPMG Peat
                           Marwick (June 1956-June 1986); Director, Vintners International
                           Company Inc. (wine vintner) (June 1989-May 1992), Coutts (USA)
                           International (January 1992-March 2000), Coutts Trust Holdings Ltd.,
                           Coutts Group (private bank) (March 1991-March 1999); General Partner,
                           Pemco (investment company) (June 1979-June 1986); Trustee, Phoenix
                           Zweig Series Trust (September 1989-May 2004)
--------------------------------------------------------------------------------------------------------------------
Martin J. Gruber           Nomura Professor of Finance, Leonard N. Stern School of Business, New         66
7/15/37                    York University (since September 1964); Trustee (since January 2000)
Director since 2002        and Chairman of the Board (since February 2004), CREF (pension fund);
                           Trustee of the TIAA-CREF Mutual funds (53 portfolios) (since February
                           2004); Director, Japan Equity Fund, Inc. (since January 1992), Thai
                           Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc.
                           (since January 2000) (registered investment companies). Formerly,
                           Trustee, TIAA (pension fund) (January 1996-January 2000); Director,
                           S.G. Cowen Mutual Funds (January 1985- January 2001)
--------------------------------------------------------------------------------------------------------------------
Richard J. Herring         Jacob Safra Professor of International Banking and Professor, Finance         66
2/18/46                    Department, The Wharton School, University of Pennsylvania (since
Director since 2002        July 1972); Director, Lauder Institute of International Management
                           Studies (since July 2000); Co-Director, Wharton Financial
                           Institutions Center (since July 2000). Formerly, Vice Dean and
                           Director, Wharton Undergraduate Division (July 1995-June 2000)
--------------------------------------------------------------------------------------------------------------------
Graham E. Jones            Senior Vice President, BGK Realty, Inc. (commercial real estate)              66
1/31/33                    (since 1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck
Director since 2002        & Greer (since 1985) and Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998)
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position with the                                                                                 Number of Funds
Fund and Length of Time    Business Experience and Directorships                                  in the Fund
Served(1,2)                During the Past 5 Years                                                Complex Overseen
--------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel           President and Chief Executive Officer, The Pew Charitable Trusts              66
4/10/51                    (charitable foundation) (1994 to present); Executive Vice President,
Director since 2000        The Glenmede Trust Company (investment trust and wealth management)
                           (1983 to present)
--------------------------------------------------------------------------------------------------------------------
Philip Saunders, Jr.       Principal, Philip Saunders Associates (economic and financial                 66
10/11/35                   consulting) (since November 1988). Formerly, Director, Financial
Director since 2002        Industry Consulting, Wolf & Company (consulting)(1987-1988);
                           President, John Hancock Home Mortgage Corporation (1984-1986);
                           Senior Vice President of Treasury and Financial Services,
                           John Hancock Mutual Life Insurance Company, Inc. (1982-1986)
--------------------------------------------------------------------------------------------------------------------
William N. Searcy          Private investor since October 2003; Trustee of 18 open-end mutual            66
9/03/46                    funds managed by Sun Capital Advisers, Inc. (since October 1998).
Director since 2002        Formerly, Pension & Savings Trust Officer, Sprint Corporation(3)
                           (telecommunications) (since November 1989)
--------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth        President, Robert H. Wadsworth Associates, Inc. (consulting firm)             69
1/29/40                    (May 1983 to present).  Formerly, President and Trustee, Trust for
Director since 1997        Investment Managers (registered investment company) (April 1999-June
                           2002).  President, Investment Company Administration, L.L.C. (January
                           1992*-July 2001); President, Treasurer and Director, First Fund
                           Distributors, Inc. (June 1990-January 2002); Vice President,
                           Professionally Managed Portfolios (May 1991-January 2002) and
                           Advisors Series Trust (October 1996-January 2002) (registered investment companies)

                           * Inception date of the corporation which was the predecessor to the
                           L.L.C.
--------------------------------------------------------------------------------------------------------------------

Officers

--------------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position with the
Fund and Length of Time    Business Experience and Directorships
Served(1,2)                During the Past 5 Years
--------------------------------------------------------------------------------------------------------------------
William N. Shiebler(4)     Chief Executive Officer in the Americas for Deutsche Asset Management ("DeAM") and a
(1942)                     member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam
Director since 2004        Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments,
                           Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc.
                           (1990-1999)
--------------------------------------------------------------------------------------------------------------------
Julian F. Sluyters(5)      Managing Director, Deutsche Asset Management (since May 2004); President and Chief
7/14/60                    Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central
President and Chief        Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder
Executive Officer since    Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004);
2004                       President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief
                           Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual
                           Fund Operations (1991 to 1998) UBS Global Asset Management
--------------------------------------------------------------------------------------------------------------------
Kenneth Murphy(6)          Vice President, Deutsche Asset Management (2000-present); formerly, Director, John
10/13/63                   Hancock Signature Services (1992-2000)
Vice President and
Anti-Money Laundering
Compliance Officer since
2002
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position with the
Fund and Length of Time      Business Experience and Directorships
Served(1,2)                  During the Past 5 Years
--------------------------------------------------------------------------------------------------------------------
Paul Schubert(5) (1963)      Managing Director, Deutsche Asset Management (2004-present); formerly, Executive
Chief Financial Officer,     Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS
since 2004                   Global Asset Management (1994-2004)
--------------------------------------------------------------------------------------------------------------------
Charles A. Rizzo(6)          Managing Director, Deutsche Asset Management (April 2004 to present). Formerly,
8/5/57                       Director, Deutsche Asset Management (April 2000-March 2004); Vice President and
Treasurer since 2002         Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.)
                             (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP)
                             (1993-1998)
--------------------------------------------------------------------------------------------------------------------
John Millette(6)             Director, Deutsche Asset Management
8/23/62
Secretary since 2003
--------------------------------------------------------------------------------------------------------------------
Daniel O. Hirsch             Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche
3/27/54                      Global Funds Ltd. (2002-present). Formerly, Director, Deutsche Asset Management
Assistant Secretary since    (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.)
2004                         (1998-1999); Assistant General Counsel, United States Securities and Exchange
                             Commission (1993-1998)
--------------------------------------------------------------------------------------------------------------------
Caroline Pearson(6)          Managing Director, Deutsche Asset Management
4/1/62
Assistant Secretary,
since 2002
--------------------------------------------------------------------------------------------------------------------
Bruce A. Rosenblum           Director, Deutsche Asset Management
9/14/60
Vice President since 2003
and Assistant Secretary
since 2002
--------------------------------------------------------------------------------------------------------------------
Kevin M. Gay(6)              Vice President, Deutsche Asset Management
11/12/59
Assistant Treasurer since
2004
--------------------------------------------------------------------------------------------------------------------
Salvatore Schiavone(6)       Director, Deutsche Asset Management
11/03/65
Assistant Treasurer since
2003
--------------------------------------------------------------------------------------------------------------------
Kathleen Sullivan D'Eramo(6) Director, Deutsche Asset Management
1/27/57
Assistant Treasurer since
2003
--------------------------------------------------------------------------------------------------------------------

(1) Unless otherwise indicated, the mailing address of each Director and Officer with respect to fund operations is One South Street, Baltimore, MD 21202.

(2) Length of time served represents the date that each Director or Officer first began serving in that position with Scudder Investors Funds, Inc. (formerly Deutsche Investors Funds, Inc.) of which this fund is a series.

(3) A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

(4)   Address: 280 Park Avenue, New York, New York

(5)   Address: 345 Park Avenue, New York, New York

(6)   Address: Two International Place, Boston, Massachusetts 02110

Each Officer also holds similar positions for other investment companies for which DeAM, Inc. or an affiliate serves as the advisor.

Officer's Role with Principal Underwriter:  Scudder Distributors, Inc.

Caroline Pearson:              Secretary

Director Ownership in the Fund(1)

                                                      Aggregate Dollar Range of
                                                       Ownership as of 12/31/03
                                 Dollar Range of       in all Funds Overseen by
                             Beneficial Ownership              Director
Director                          in the Fund           in the Fund Complex(2)
--------                          -----------           ----------------------

Independent Directors:

Richard R. Burt                   None                  Over $100,000
S. Leland Dill                    None                  Over $100,000
Martin J. Gruber                  None                  Over $100,000
Joseph R. Hardiman                None                  Over $100,000
Richard J. Herring                None                  Over $100,000
Graham E. Jones                   None                  Over $100,000
Rebecca W. Rimel                  None                  Over $100,000
Philip Saunders, Jr.              None                  Over $100,000
William N. Searcy                 None                  Over $100,000
William N. Shiebler               None                  Over $100,000
Robert H. Wadsworth               None                  Over $100,000

(1) The amount shown includes share equivalents of funds which the board member is deemed to be invested pursuant to the fund's deferred compensation plan. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.

(2) Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the Director's economic interest is tied to the securities, employment ownership and securities when the Director can exert voting power and when the Director has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, over $100,000.

Ownership in Securities of the Advisor and Related Companies

As reported to the fund, the information in the following table reflects ownership by the Independent Directors and their immediate family members of certain securities as of December 31, 2003. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the fund (including Deutsche Bank AG).

                                                                             Value of
                             Owner and                                    Securities on       Percent of
Independent               Relationship to                   Title of       an Aggregate      Class on an
Director                      Director        Company         Class           Basis        Aggregate Basis
--------                      --------        -------         -----           -----        ---------------

Richard R. Burt                                 None
S. Leland Dill                                  None
Martin J. Gruber                                None
Joseph R. Hardiman                              None
Richard Herring                                 None
Graham E. Jones                                 None
Rebecca W. Rimel                                None
Philip Saunders, Jr.                            None
William N. Searcy                               None
Robert H. Wadsworth                             None

As of December __, 2004 the Directors and officers of the Corporation owned, as a group, less than 1% percent of the outstanding shares of the fund.

To the best of the fund's knowledge, as of December __, 2004, no person owned of record or beneficially 5% or more of any class of the fund's outstanding shares, except as noted below.

Information Concerning Committees and Meetings of Directors

The Board of Directors of the Corporation met six times during the calendar year ended December 31, 2003 and each Director attended at least 75% of the meetings of the Board and meetings of the committees of the Board of Directors on which such Director served.

Board Committees. The Corporation's Board currently has the following committees:

Audit and Compliance Committee. The Audit and Compliance Committee selects the independent registered public accounting firms for the fund, confers with the independent registered public accounting firm regarding the fund's financial statements, the results of audits and related matters, and performs such other tasks as it deems necessary or appropriate. The Audit and Compliance Committee approves all significant services proposed to be performed by the independent auditors and considers the possible effect of such services on their independence. The members of the Audit and Compliance Committee are S. Leland Dill (Chair) and all of the Independent Directors. The Audit Committee met seven times during the calendar year ended December 31, 2003.

Nominating and Governance Committee. The primary responsibilities of the Nominating and Governance Committee, consisting of all the Independent Directors, are to make recommendations to the Board on issues related to the composition and operation of the Board, and communicate with management on those issues. The Nominating and Governance Committee also evaluates and nominates Board member candidates.* The Nominating and Governance Committee, which meets as often as deemed appropriate by the Committee, met once during the calendar year ended December 31, 2003.

* Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Funds.

Valuation Committee. The Valuation Committee is authorized to act for the Board of Directors in connection with the valuation of securities held by the fund in accordance with the fund's Valuation Procedures. Messrs. Gruber, Saunders and Wadsworth are members of the Committee with Messrs. Burt, Dill, Hardiman, Herring, Jones, Searcy and Ms. Rimel as alternates. Two Directors are required to constitute a quorum for meetings of the Valuation Committee. The Valuation Committee met [number of meetings varies by fund] time[s] during the calendar year ended December 31, 2003.

Additional Committees. On February 25, 2003, the Board of Directors organized a Fixed Income Committee, an Equity Committee and an Operations Committee. The members of the Fixed Income Committee are Messrs. Jones and Searcy and Ms. Rimel. The members of the Equity Committee are Messrs. Burt, Gruber, Hardiman and Herring. The members of the Operations Committee are Messrs. Dill, Saunders and Wadsworth. The Fixed Income, Equity and Operations Committees periodically review the investment performance and operations of the fund. The Fixed Income Committee met five times, the Equity Committee met five times and the Operations Committee met eight times during the calendar year ended December 31, 2003.

Remuneration. Officers of the fund receive no direct remuneration from the fund. Officers and Directors of the fund who are officers or Directors of Deutsche Asset Management or the Advisor may be considered to have received remuneration indirectly. Each Director who is not an "interested person" of the fund receives compensation from the fund for his or her services, which includes an annual retainer fee and an attendance fee for each Board meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board meetings). Additionally, each Independent Director receives a fee for each telephonic Audit Committee or Board meeting in which he or she participates. Each Independent Director also may receive a fee for certain special committee meetings attended. In addition, the Chair of the Audit and Compliance Committee receives an annual fee for his services.

Members of the Board of Directors who are employees of the Advisor or its affiliates receive no direct compensation from the fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the fund. The following table shows compensation received by each Director from the Corporation and the fund and aggregate compensation from the fund Complex during the calendar year 2003.

                                                                Pension or Retirement      Total Compensation Paid to
                                 Compensation from Scudder   Benefits Accrued as Part of     Director from the Fund
Name of Director                   Investors Funds, Inc.            Fund Expenses            and the Fund Complex(1)
----------------                   ---------------------            -------------            -----------------------

Richard R. Burt                                     $                    $0                               $168,640
S. Leland Dill                                      $                    $0                               $141,000
Martin J. Gruber                                    $                    $0                               $140,939
Joseph R. Hardiman(2)                               $                    $0                               $136,000
Richard J. Herring(2)                               $                    $0                               $139,390
Graham E. Jones                                     $                    $0                               $136,000
Rebecca W. Rimel(2)                                 $                    $0                               $142,780
Philip Saunders, Jr. (2)                            $                    $0                               $135,000
William N. Searcy                                   $                    $0                               $136,000
Robert H. Wadsworth                                 $                    $0                               $170,000

(1) During calendar year 2003, the total number of funds overseen by each Director was 68 funds except for Messrs. Burt (70 funds), Gruber (69 funds), Hale (201 funds), and Wadsworth (71 funds).

(2) Of the amounts payable to Ms. Rimel and Messrs. Hardiman, Herring and Saunders, $124,889, $48,150, $33,803 and $122,498, respectively, was deferred pursuant to a deferred compensation plan.

Certain funds in the Fund Complex, including this fund, have adopted a Retirement Plan for Directors who are not employees of the Corporation, the Corporation's Administrator or their respective affiliates (the "Retirement Plan"). After completion of six years of service, each participant in the Retirement Plan will be entitled to receive an annual retirement benefit equal to a percentage of the fee earned by the participant in his or her last year of service. Upon retirement, each participant will receive annually 10% of such fee for each year that he or she served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by the participant in his or her last year of service. The fee will be paid quarterly, for life, by the fund for which he or she serves. The Retirement Plan is unfunded and unvested. Such fees are allocated to each of the 25 funds that have adopted the Retirement Plan based upon the relative net assets of such fund.

Set forth in the table below are the estimated annual benefits payable to a participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such participant in his or her last year of service, as described above. The approximate credited years of service at December 31, 2001 were as follows: for Ms. Rimel, 6 years; for Mr. Hardiman, 3 years; and for Mr. Burt and Mr. Wadsworth, 2 years.

        Estimated Annual Benefits Payable By Fund Complex Upon Retirement
        -----------------------------------------------------------------

Years of Service         Chair Audit Committee           Other Participants
----------------         ---------------------           ------------------

    6 years                     $4,900                         $3,900
    7 years                     $9,800                         $7,800
    8 years                     $14,700                       $11,700
    9 years                     $19,600                       $15,600
10 years or more                $24,500                       $19,500

Effective February 12, 2001, the Board of Directors of the Corporation, as well as the fund participating in the Retirement Plan, voted to amend the Plan as part of an overall review of the compensation paid to Directors. The amendments provided that no further benefits would accrue to any current or future Directors and included a onetime payment of benefits accrued under the Plan to Directors, as calculated based on the following actuarial assumptions: (1) retirement benefits at the later of age 65 or 10 years of service based on a 10% per year of service vesting schedule; (2) a 6% interest rate; and (3) rounding all calculations to the next whole year as of January 31, 2001. At each Director's election, this one-time payment could be transferred into the Deferred Compensation Plan, described below.

Any Director who receives fees from the fund is permitted to defer 50% to 100% of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Burt, Wadsworth, Hardiman, and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Directors may select from among certain funds in the Scudder Family of funds in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Directors' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.


            SHAREHOLDER RIGHTS AND BENEFICIAL OWNERSHIP INFORMATION

Voting Rights

Each share of the fund or the class shall have equal rights with each other share of the fund or the class with respect to the assets of the Corporation pertaining to the fund or class. Upon liquidation of the fund, shareholders of each class are entitled to share pro rata in the net assets of the fund available for distribution to their class.

Shareholders of the fund are entitled to one vote for each full share held and to a fractional vote for fractional shares. Shareholders in the fund generally vote in the aggregate and not by class, unless the law expressly requires otherwise or the Directors determine that the matter to be voted upon affects only the interests of shareholders of a particular fund or class of shares. The voting rights of shareholders are not cumulative. Shares have no preemptive or conversion rights (other than the automatic conversion of Class B Shares into Class A Shares as described in the Prospectus). Shares are fully paid and non-assessable by the Corporation. It is the intention of the Corporation not to hold meetings of shareholders annually. The Directors of the Corporation may call meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or as may be permitted by the Articles of Incorporation or By-laws.

Directors may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Corporation's outstanding shares of all series entitled to vote.

The Corporation's Articles of Incorporation provide that the presence in person or by proxy of the holders of record of one-third of the shares outstanding and entitled to vote shall constitute a quorum at all meetings of shareholders of the fund, except as otherwise required by applicable law. The Articles of Incorporation further provide that all questions shall be decided by a majority of the votes cast at any such meeting at which a quorum is present, except as otherwise required by applicable law.

The Corporation's Articles of Incorporation provide that, at any meeting of shareholders of the fund or a Class, a financial intermediary may vote any shares as to which that financial intermediary is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which that financial intermediary is the agent of record. Any shares so voted by a financial intermediary also are deemed represented at the meeting for purposes of quorum requirements.

Whenever the Corporation is requested to vote on a matter pertaining to the Portfolio, the Corporation will vote its shares without a meeting of shareholders of the fund if the proposal is one that, if made with respect to the fund, would not require the vote of shareholders of the fund, as long as such action is permissible under applicable statutory and regulatory requirements. For all other matters requiring a vote, the Corporation will hold a meeting of shareholders of the fund and, at the meeting of investors in the Portfolio, the Corporation will cast all of its votes in the same proportion as the votes of the fund's shareholders even if all fund shareholders did not vote. Even if the Corporation votes all its shares at the Portfolios Trust meeting, other investors with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio.

As of December 2, 2004, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Shares:

391,134 shares in the aggregate, or 23.17% of the outstanding shares of Scudder Japanese Equity Fund, Class A were held in the name of Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303.

160,363 shares in the aggregate, or 9.50% of the outstanding shares of Scudder Japanese Equity Fund, Class A were held in the name of Merrill, Lynch, Pierce, Fenner & Smith, for the benefit of customers, 4800 Deer Lake Drive, Jacksonville, FL 32246 who may be deemed to be the beneficial owner of certain of these shares.

132,979 shares in the aggregate, or 7.88% of the outstanding shares of Scudder Japanese Equity Fund, Class A were held in the name of Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303.

210,792 shares in the aggregate, or 12.49% of the outstanding shares of Scudder Japanese Equity Fund, Class A were held in the name of Citigroup Global Markets, Inc., for the benefit of customers, 333 W. 34th Street, New York, NY 10001 who may be deemed to be the beneficial owner of certain of these shares.

20,629 shares in the aggregate, or 5.53% of the outstanding shares of Scudder Japanese Equity Fund, Class B were held in the name of Citigroup Global Markets, Inc., for the benefit of customers, 333 W. 34th Street, New York, NY 10001 who may be deemed to be the beneficial owner of certain of these shares.

195,684 shares in the aggregate, or 52.43% of the outstanding shares of Scudder Japanese Equity Fund, Class B were held in the name of Merrill, Lynch, Pierce, Fenner & Smith, for the benefit of customers, 4800 Deer Lake Drive, Jacksonville, FL 32246 who may be deemed to be the beneficial owner of certain of these shares.

21,349 shares in the aggregate, or 5.65% of the outstanding shares of Scudder Japanese Equity Fund, Class C were held in the name of Wachovia Securities, LLC for the benefit of GVK Limited Partnership Special Account, c/o George Kobler, 884 Navesink River Road, Rumson, NJ 07760 who may be deemed to be the beneficial owner of certain of these shares.

24,000 shares in the aggregate, or 6.36% of the outstanding shares of Scudder Japanese Equity Fund, Class C were held in the name of Deutsche Bank Securities, Inc., for the benefit of customers, P.O. Box 1346, Baltimore, MD 21203 who may be deemed to be the beneficial owner of certain of these shares.

44,551 shares in the aggregate, or 11.80% of the outstanding shares of Scudder Japanese Equity Fund, Class C were held in the name of Merrill, Lynch, Pierce, Fenner & Smith, for the benefit of customers, 4800 Deer Lake Drive, Jacksonville, FL 32246 who may be deemed to be the beneficial owner of certain of these shares.

37,384 shares in the aggregate, or 9.90% of the outstanding shares of Scudder Japanese Equity Fund, Class C were held in the name of UBS Financial Services, Inc., for the benefit of Dr. Kin S. Cheung, 1-5-17 Roppongi, Homat Governor #402, Tokyo Japan, who may be deemed to be the beneficial owner of certain of these shares.

80,792 shares in the aggregate, or 21.39% of the outstanding shares of Scudder Japanese Equity Fund, Class C were held in the name of Citigroup Global Markets, Inc., for the benefit of customers, 333 W. 34th Street, New York, NY 10001 who may be deemed to be the beneficial owner of certain of these shares.

Shareholders owning 25% or more of outstanding Shares may be in control of the fund and be able to affect the outcome of certain matters presented for a vote of shareholders.



As used in this SAI and the Prospectuses, the term "majority of the outstanding voting securities" (as defined in the 1940 Act) currently means the vote of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or represented by proxy; or (ii) more than 50% of the outstanding voting securities, whichever is less.

                             PROXY VOTING GUIDELINES


The fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board's general oversight. The Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Fund's best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the Advisor and its affiliates, including the Fund's principal underwriter. The Guidelines set forth the Advisor's general position on various proposals, such as:

o Shareholder Rights -- The Advisor generally votes against proposals that restrict shareholder rights.

o Corporate Governance -- The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

o Anti-Takeover Matters -- The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

o Compensation Matters -- The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor's criteria.

o Routine Matters -- The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the Advisor's general voting positions on various proposals, the Advisor may, consistent with the Fund's best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how a fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the SEC's Web site at www.sec.gov or by visiting our Web site at: aarp.scudder.com for Class AARP shares, myscudder.com for Class S shares, or scudder.com for all other classes or funds.


                              FINANCIAL INFORMATION


The Financial Statements including notes thereto for the fund for the period ended August 31, 2004 are incorporated herein by reference to the Annual Report to Shareholders of the Japanese Equity Fund, a series of Scudder Investors Funds, Inc. filed with the SEC, dated August 31, 2004.


                             ADDITIONAL INFORMATION

Internet Access

World Wide Web Site -- The address of the Scudder Funds site is www.scudder.com. This site offers guidance on global investing and developing strategies to help meet financial goals and provides access to the Scudder investor relations department via e-mail. The site also enables users to access or view fund prospectuses and profiles with links between summary information in Fund Summaries and details in the Prospectus. Users can fill out new account forms on-line, order free software, and request literature on the funds.

Account Access -- Scudder Funds is among the first mutual fund families to allow shareholders to manage their fund accounts through the World Wide Web. Scudder Fund shareholders can view a snapshot of current holdings, review account activity and move assets between Scudder Fund accounts.

Scudder Funds' personal portfolio capabilities -- known as SEAS (Scudder Electronic Account Services) -- are accessible only by current Scudder Fund shareholders who have set up a Personal Page on Scudder's Web site. Using a secure Web browser, shareholders sign on to their account with their Social Security number and their SAIL password. As an additional security measure, users can change their current password or disable access to their portfolio through the World Wide Web.

An Account Activity option reveals a financial history of transactions for an account, with trade dates, type and amount of transaction, share price and number of shares traded. For users who wish to trade shares between Scudder Funds, the Fund Exchange option provides a step-by-step procedure to exchange shares among existing fund accounts or to new Scudder Fund accounts.

The fund will reinvest dividend checks (and future dividends) in shares of that same fund and class if checks are returned as undeliverable.


Other Information

The CUSIP numbers for each class of the fund are:

Japanese Equity Fund       Class A Shares:  81116R 408
                           Class B Shares:  81116R 507
                           Class C Shares:  81116R 606

The fund has a fiscal year ending August 31st.

The fund's prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement and its amendments which the fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the fund and the securities offered hereby.

The Corporation has filed with the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549, a Registration Statement under the 1933 Act with respect to the securities of the fund and certain other series of the Corporation. If further information is desired with respect to the Corporation, the fund or such other series, reference is made to the Registration Statement and the exhibits filed as a part thereof. The Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

                                    ADDRESSES


Scudder Japanese Equity Fund
One South Street
Baltimore, Maryland 21202


Investment Advisor
Deutsche Asset Management, Inc.
280 Park Avenue
New York, New York 10017


Sub-advisor to the Fund
Deutsche Asset Management (Japan) Limited ("DeAMJ")
Sanno Park Tower, 2-11-1
Nagata-Cho, Chiyoda-Ku
Tokyo, Japan 100-6173


Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606

Administrator
Investment Company Capital Corp.
One South Street
Baltimore, Maryland 21202

Transfer Agent and Dividend Disbursing Agent
Scudder Investment Services Company
222 South Riverside Plaza
Chicago, IL 60606

Custodian
Investors Bank & Trust Co.
200 Clarendon Street
Boston, Massachusetts 02116

Independent Accountants
PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110

Legal Counsel
Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019

                       STATEMENT OF ADDITIONAL INFORMATION

                          SCUDDER INVESTORS FUNDS, INC.
                   (formerly, Deutsche Investors Funds, Inc.)

                            GLOBAL BIOTECHNOLOGY FUND



                                One South Street
                            Baltimore, Maryland 21202







          THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS.
  IT SHOULD BE READ IN CONJUNCTION WITH A PROSPECTUS. A COPY OF THE PROSPECTUS
   MAY BE OBTAINED WITHOUT CHARGE FROM YOUR SECURITIES DEALER OR SHAREHOLDER
       SERVICE AGENT OR BY WRITING OR CALLING THE FUND, ONE SOUTH STREET,
                   BALTIMORE, MARYLAND 21202, (800) 730-1313.









            Statement of Additional Information Dated January 1, 2005
                relating to Prospectus Dated January 1, 2005 for:


                Global Biotechnology Fund Class A, B and C Shares

                                TABLE OF CONTENTS

                                                                        Page
                                                                        ----

GENERAL INFORMATION AND HISTORY............................................1

INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS............................1


INVESTMENT OBJECTIVE AND POLICIES.........................................29

PORTFOLIO TURNOVER........................................................32

NET ASSET VALUE...........................................................32

ADVISOR AND SUB-ADVISOR...................................................34

ADMINISTRATOR.............................................................36

DIRECTORS AND OFFICERS....................................................36

DISTRIBUTION AND SERVICES PLANS...........................................53

PURCHASE AND REDEMPTION OF SHARES.........................................54

ACCOUNT AND SHARE INFORMATION.............................................67

DIVIDEND REINVESTMENT PLAN................................................67

TAXES.....................................................................68

CODES OF ETHICS...........................................................71

BROKERAGE TRANSACTIONS....................................................71

CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES.........................73

INDEPENDENT ACCOUNTANTS...................................................74

FINANCIAL STATEMENTS......................................................77

ADDITIONAL INFORMATION....................................................77

APPENDIX A................................................................78

APPENDIX B................................................................83

                         GENERAL INFORMATION AND HISTORY

Scudder Investors Funds, Inc. (formerly Deutsche Investors Funds, Inc. and Flag Investors Funds, Inc.) (the "Corporation") is an open-end management investment company with diversified and non-diversified series. Under the rules and regulations of the Securities and Exchange Commission ("SEC"), all mutual funds are required to furnish prospective investors with certain information concerning the activities of the company being considered for investment. The Corporation is currently comprised of three funds. This Statement of Additional Information describes the Class A, Class B and Class C Shares (collectively, the "Shares") for the Global Biotechnology Fund (the "Fund"). The Fund is a non-diversified open-end management investment company.

Important information concerning the Corporation and the Fund is included in the Fund's Prospectus, which may be obtained without charge from the Fund's distributor (the "Distributor") or from Participating Dealers that offer Shares to prospective investors. The Prospectus may also be obtained from Shareholder Service Agents. Some of the information required to be in this Statement of Additional Information is also included in the Fund's current Prospectus. To avoid unnecessary repetition, references are made to related sections of the Prospectus. In addition, the Prospectus and this Statement of Additional Information omit certain information about the Corporation and its business that is contained in the Registration Statement relating to the Fund and its Shares filed with the SEC. Copies of the Registration Statement as filed, including such omitted items, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

The Corporation was incorporated under the laws of the State of Maryland on May 22, 1997. The Corporation, on behalf of the Fund, has filed a registration statement with the SEC registering itself as an open-end, non-diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and its Shares under the Securities Act of 1933, as amended (the "1933 Act").

                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

Investment Objective and Policies

The Global Biotechnology Fund invests to maximize total return. While the Fund's investment advisor and sub-advisor (together, the "Advisors") give priority to seeking the Fund's objective, they cannot offer any assurance that the Fund will achieve its objective.

The Fund seeks to achieve its goal by investing at least 80% of its assets in equity or equity-related securities of biotechnology companies. These companies may be located in the US and abroad and may have operations in more than one country. Investments abroad will be substantially in developed countries. The biotechnology industry currently includes pharmaceutical, biochemical, medical/surgical, human health care and agricultural- and industrial-oriented companies.

The Fund uses both fundamental research and due diligence in looking for attractive investment opportunities in the global biotechnology sector. The Fund seeks to identify and invest early in promising opportunities within the sector and generally pursues a "buy and hold" investment strategy.

While the principal investment policies and strategies for seeking to achieve the Fund's objective are described in the Fund's Prospectus, the Fund may, from time to time, also use the securities, instruments, policies and principal and non-principal strategies described below in seeking to achieve its objective. The Fund may not be successful in achieving its objective and you could lose money.

Securities in which the Fund Invests

Following is a table that indicates which types of securities are a:

o        P = PRINCIPAL investment of the Fund;
o        A = ACCEPTABLE (but not principal) investment of the Fund; or
o        N = NOT AN ACCEPTABLE investment of the Fund.

----------------------------------------------------------------- ---------------------------
                                                                  Global Biotechnology Fund
----------------------------------------------------------------- ---------------------------
Equity Securities
----------------------------------------------------------------- ---------------------------
     Common Stocks                                                            P
----------------------------------------------------------------- ---------------------------
     Initial Public Offerings (IPOs)                                          A
----------------------------------------------------------------- ---------------------------
     Preferred Stocks                                                         P
----------------------------------------------------------------- ---------------------------
     Convertible Securities                                                   A
----------------------------------------------------------------- ---------------------------
     Private Equity                                                           A
----------------------------------------------------------------- ---------------------------
     Stock Baskets                                                            A
----------------------------------------------------------------- ---------------------------
     Warrants or Rights                                                       A
----------------------------------------------------------------- ---------------------------
Fixed Income Securities
----------------------------------------------------------------- ---------------------------
     Treasury Securities                                                      A
----------------------------------------------------------------- ---------------------------
     Agency Securities                                                        A
----------------------------------------------------------------- ---------------------------
     Corporate Debt Securities                                                A
----------------------------------------------------------------- ---------------------------
     Demand Instruments                                                       A
----------------------------------------------------------------- ---------------------------
     Insurance Contracts                                                      A
----------------------------------------------------------------- ---------------------------
     Zero Coupon Securities                                                   A
----------------------------------------------------------------- ---------------------------
     Variable Rate Securities                                                 A
----------------------------------------------------------------- ---------------------------
Short-Term Instruments
----------------------------------------------------------------- ---------------------------
                                                                              A
Short-Term Obligations of Sovereign Governments
----------------------------------------------------------------- ---------------------------
     Short-Term Debt Securities                                               A
----------------------------------------------------------------- ---------------------------
         Commercial Paper                                                     A
----------------------------------------------------------------- ---------------------------
         Bank Obligations                                                     A
----------------------------------------------------------------- ---------------------------
Foreign Securities
----------------------------------------------------------------- ---------------------------
     Direct Investments                                                       A
----------------------------------------------------------------- ---------------------------
     American Depositary Receipts                                             P
----------------------------------------------------------------- ---------------------------
     Global Depository Receipts                                               P
----------------------------------------------------------------- ---------------------------
Derivative Securities
----------------------------------------------------------------- ---------------------------
     Options                                                                  A
----------------------------------------------------------------- ---------------------------
     Options on securities indices                                            A
----------------------------------------------------------------- ---------------------------
     Options on foreign securities indices                                    A
----------------------------------------------------------------- ---------------------------
     Foreign currency forward contracts                                       A
----------------------------------------------------------------- ---------------------------
     Futures contracts                                                        A
----------------------------------------------------------------- ---------------------------
     Futures contracts on securities indices                                  A
----------------------------------------------------------------- ---------------------------
     Warrants of futures contracts                                            A
----------------------------------------------------------------- ---------------------------
     Options on futures contracts                                             A
----------------------------------------------------------------- ---------------------------
     Options on Foreign Currencies                                            A
----------------------------------------------------------------- ---------------------------
Special Transactions
----------------------------------------------------------------- ---------------------------
     Borrowing                                                                A
----------------------------------------------------------------- ---------------------------
     Repurchase Agreements                                                    A
----------------------------------------------------------------- ---------------------------
     Reverse Repurchase Agreements                                            A
----------------------------------------------------------------- ---------------------------
     When-Issued or Delayed Delivery Transactions                             A
----------------------------------------------------------------- ---------------------------
     Securities Lending                                                       A
----------------------------------------------------------------- ---------------------------



                                       2

----------------------------------------------------------------- ---------------------------
                                                                  Global Biotechnology Fund
----------------------------------------------------------------- ---------------------------
     Currency Hedges                                                          A
----------------------------------------------------------------- ---------------------------
Investing in Securities of Other Investment Companies
----------------------------------------------------------------- ---------------------------
     Exchange Traded Funds (ETFs)                                             A
----------------------------------------------------------------- ---------------------------

Equity Securities

The Fund may invest in the equity securities of domestic and foreign issuers to the extent consistent with its investment objective and policies. As used herein, "equity securities" include common stock, preferred stock, trust or limited partnership interests, rights and warrants (to subscribe to or purchase such securities) and convertible securities (consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock.)

         Common Stock

         Common stocks, the most familiar type of equity securities, represent an equity (i.e., ownership) interest in a corporation. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition, as well as changes in overall market and economic conditions. This affects the value of the Shares of the Fund, and thus the value of your investment. Smaller companies are more sensitive to these factors than larger companies.

         Warrants

         The Fund may purchase warrants in value of up to 10% of the Fund's net assets. Warrants are securities that give the Fund the right but not the obligation to buy a specified number of shares of common stock at a specified price, which is often higher than the market price at the time of issuance, for a specified period (or in perpetuity). Warrants may be issued in units with other securities or separately, and may be freely transferable and traded on exchanges. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and thus, is a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor's risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant.

         While the market value of a warrant tends to be more volatile than that of the securities underlying the warrant, changes in the market value of a warrant may not necessarily correlate with that of the underlying security. A warrant ceases to have value if it is not exercised prior to the expiration date, if any, to which the warrant is subject. The purchase of warrants involves the risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. The value of the warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in the interest rates or dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Also, warrants do not entitle the holder to dividends or voting rights with respect to the underlying securities and do not represent any rights to the assets of the issuing company.

         Preferred Stocks

         Preferred stock has a preference (i.e., ranks higher) in liquidation (and generally dividends) over common stock but is subordinated (i.e., ranks lower) in liquidation than fixed income securities. Dividends on preferred stocks may be cumulative, and in such cases, all cumulative dividends usually must be paid prior to dividend payments to common stockholders. Because of this preference, preferred stocks generally entail less risk than common stocks. As a general rule, the market value of preferred stocks with fixed dividend rates and no conversion rights moves inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (e.g., common stock) at a fixed price and ratio upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks.

         All preferred stocks are subject to the same types of credit risks as corporate bonds. In addition, because preferred stock is subordinate to debt securities and other obligations of an issuer, deterioration in the credit rating of an issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's") although there is no minimum rating which a preferred stock must have to be an eligible instrument of the Fund. Generally, however, the preferred stocks in which the Fund invests will be rated at least CCC by S&P or Caa by Moody's or, if unrated, of comparable quality in the opinion of the Advisors.
         Preferred stocks rated CCC by S&P are regarded as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations and represent the highest degree of speculation among rated securities between BB and CCC; preferred stocks rated Caa by Moody's are likely to be in arrears on dividend payments. Ratings with respect to preferred stocks do not purport to indicate the future status of payment of dividends.

         Convertible Securities

         A convertible security is a bond or preferred stock which may be converted at a stated price within a specific period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but are generally subordinate to non-convertible debt securities. While providing a fixed income stream, generally higher in yield than the income derived from a common stock but lower than that afforded by a non-convertible debt security, a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of common stock in to which it is convertible. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed income securities.

         The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claim on assets and earnings are subordinated to the claims of all creditors and senior to the claims of common shareholders.

         In general, the market value of a convertible security is the greater of its investment value (its value as a fixed income security) or its conversion value (the value of the underlying shares of common stock if the security is converted). As a fixed income security, the market value of a convertible security generally increases when interest rates decline and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

         Initial Public Offerings ("IPOs")

         The Fund may invest in IPOs. IPOs may be very volatile, rising and falling rapidly based on, among other reasons, investor perceptions rather than economic reasons. Additionally, IPOs may have a magnified performance effect on a portfolio with a small asset base. The Fund may not experience a similar impact on its performance as its assets grow, as it is unlikely that the Fund will be able to obtain proportionately larger IPO allocations.

         Stock Baskets

         The Fund may invest in stock baskets. A stock basket is a group of stocks that is formed with the intention of either being bought or sold all at once, usually to perform index arbitrage (an investment/trading strategy which exploits divergence between actual and theoretical futures prices) or a hedging program.

         Private Equity

         Private Equity is equity capital that is made available to companies or investors but not quoted on a stock market. The funds raised through private equity can be used to develop new products and technologies, to expand working capital, to make acquisitions, or to strengthen a company's balance sheet.

         Exchange Traded Funds

         The Fund may be invested in shares of Exchange Traded Funds (ETFs). ETFs are mutual funds that trade like stocks.

Fixed Income Securities

Fixed income securities, including (but not limited to) bonds, are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities do not pay current interest, but are purchased at a discount from their face values. The fixed income securities in which the Fund invests must be rated, at the time of purchase, investment grade (in one of the four highest rating categories) by one or more nationally recognized statistical ratings organizations or be of comparable quality to securities having such ratings, as determined by the Advisors.

The value of fixed income securities in the Fund's portfolio generally varies inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

In periods of declining interest rates, the yield (the income generated over a stated period of time) of the Fund's investments in fixed income securities may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of the Fund's investments may tend to be lower. Also, when interest rates are falling, the inflow of net new money to the Fund, impacting the continuous sale of its shares, will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the yield of the Fund. In periods of rising interest rates, the opposite can be true. The net asset value of the Fund, while investing in fixed income securities, can generally be expected to change as general levels of interest rates fluctuate.

         Fixed Income Security Risk

         Fixed income securities generally expose the Fund to four types of risk: (1) interest rate risk (the potential for fluctuations in fixed income securities prices due to changing interest rates); (2) income risk (the potential for a decline in the Fund's income due to falling market interest rates); (3) credit risk (the possibility that a bond issuer will fail to make timely payments of either interest or principal to the Fund); and (4) prepayment risk or call risk (the likelihood that, during a period of falling interest rates, securities with high stated interest rates will be prepaid, or "called" prior to maturity, requiring the Fund to invest the proceeds at the generally lower interest rates).

         Corporate Debt Securities

         Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The credit risks of corporate debt securities vary widely among issuers.

         In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment. For example, higher-ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities.

         US Government Securities (Including US Treasury Securities and Agency Securities)

         The Fund may invest its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities. These securities, including those which are guaranteed by federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, it may not be possible to assert a claim against the United States itself in the event the agency or instrumentality issuing or guaranteeing the security for ultimate repayment does not meet its commitments. Securities which are not backed by the full faith and credit of the United States include, but are not limited to, securities of the Tennessee Valley Authority, the Federal National Mortgage Association (Fannie Mae), the US Postal Service and the Resolution Funding Corporation (REFCORP), each of which has a limited right to borrow from the US Treasury to meet its obligations, and securities of the Federal Farm Credit System, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation (FHLMC) and the Student Loan Marketing Association (Sallie Mae), the obligations of each of which may be satisfied only by the individual credit of the issuing agency. Securities which are backed by the full faith and credit of the United States include Treasury bills, Treasury notes, Treasury bonds and pass-through obligations of the Government National Mortgage Association (GNMA), the Farmers Home Administration and the Export-Import Bank. There is no percentage limitation with respect to investments in US government securities.

         Variable Rate Securities

         Variable rate securities are long-term maturity securities which are subject to frequently available put option or tender option features under which the holder may put the security back to the issuer or its agent at a predetermined price (generally par) after giving specified notice. The interest rate on a variable rate security changes at intervals according to an index or a formula or other standard measurement as stated in the bond contract. One common method is to calculate the interest rate as a percentage of the rate paid on selected issues of Treasury securities on specified dates. The put option or tender option right is typically available to the investor on a weekly or monthly basis although on some demand securities the investor has a daily right to exercise the put option. Variable rate securities with the put option exercisable on dates on which the variable rate changes are often called "variable rate demand notes."

         The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and the Fund could suffer a loss if the issuer defaults or during periods in which the Fund is not entitled to exercise its demand rights. Variable and floating rate instruments held by the Fund will be subject to the Fund's limitation on investments in illiquid securities when a reliable trading market for the instruments does not exist and the Fund may not demand payment of the principal amount of such instruments within seven days.

         Demand Instruments

         Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Fund treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

         Insurance Contracts

         Insurance contracts include guaranteed investment contracts, funding agreements and annuities. The Fund treats these contracts as fixed income securities.

         Zero Coupon Securities and Deferred Interest Bonds

         Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities are redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accrued over the life of the security, and the accrual constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturities but that pay interest periodically.

         While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond's term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash.

         The Fund may accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations. See the section entitled "Taxes."

Short-Term Instruments

Short-term instruments consist of foreign and domestic: (1) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (2) other short-term debt securities rated AA or higher by S&P or Aa or higher by Moody's or, if unrated, are deemed to be of comparable quality in the opinion of the Advisors; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (5) repurchase agreements. At the time the Fund invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody's; outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's; or, if no such ratings are available, the instrument must be deemed to be of comparable quality in the opinion of the Advisors. These instruments may be denominated in US dollars or in foreign currencies.

Short-term instruments also include credit balances and bank certificates of deposit, discounted treasury notes and bills issued by Germany, the states of Germany, the European Union, OECD Members or quasi-governmental entities of any of the foregoing. In addition, when in the opinion of the Advisors it is advisable to adopt a temporary defensive position because of unusual and adverse market or other conditions, up to 100% of the Fund's assets may be invested in short-term instruments. Under normal circumstances the Fund will purchase bank deposits and money market instruments to invest temporary cash balances or to maintain liquidity to meet redemptions. However certificates of deposit from the same credit institution may not account for more than 10% of the Fund's total assets.

         Commercial Paper

         The Fund may invest its assets in commercial paper including variable rate demand master notes issued by US corporations or by non-US corporations which are direct parents or subsidiaries of US corporations. Master notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a US commercial bank acting as agent for the payees of such notes. Master notes are callable on demand, but are not marketable to third parties. Consequently, the right to redeem such notes depends on the borrower's ability to pay on demand. At the date of investment, commercial paper must be rated within the highest rating category for short-term debt obligations by at least two (unless only rated by one) nationally recognized statistical ratings organizations (e.g., Moody's and S&P) or, if unrated, are of comparable quality as determined by or under the direction of the Fund's Advisors. Any commercial paper issued by a non-US corporation must be US dollar-denominated and not subject to non-US withholding tax at the time of purchase. Aggregate investments in non-US commercial paper of non-US issuers cannot exceed 10% of the Fund's net assets. Since the Fund may purchase commercial paper issued by non-US corporations, it may be subject to additional investment risks with respect to those securities that are different in some respects from obligations of US issuers, such as currency exchange control regulations, the possibility of expropriation, seizure or nationalization of non-US deposits, less liquidity and more volatility in non-US securities markets and the impact of political, social or diplomatic developments or the adoption of other foreign government restrictions which might adversely affect the payment of principal and interest on securities held by the Fund. If it should become necessary, greater difficulties might be encountered in invoking legal processes abroad than would be the case in the United States. There may be less publicly available information about a non-US issuer, and non-US issuers generally are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to US issuers.


         Investment of Uninvested Cash Balances. The fund may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, a fund may use Uninvested Cash to purchase shares of affiliated funds including money market funds and Scudder Cash Management QP Trust, or entities for which the Advisor may act as investment advisor now or in the future that operate as cash management investment vehicles but are excluded from the definition of investment company pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the "Central Funds") in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by a fund in shares of the Central Funds will comply with Rule 2a-7 under the 1940 Act and will be in accordance with a fund's investment policies and restriction.

         The fund will invest Uninvested Cash in Central Funds only to the extent that the fund's aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchase and sale of the shares of Central Funds are made at net asset value..


Derivative Securities

The Fund may invest in various instruments that are commonly known as "derivatives." Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset or market index. Some "derivatives" such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile and/or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. The Fund may use derivatives for hedging or risk management purposes, not for speculation. There is a range of risks associated with those uses. For example, the Fund may use futures and options as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities and for traditional hedging purposes to attempt to protect the Fund from exposure to changing interest rates, securities prices or currency exchange rates and for cash management or other investment purposes. The use of derivatives may result in leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances, lead to significant losses. The Fund will seek to limit the leverage created by its use of derivatives for investment purposes by segregating sufficient assets as collateral for coverage of such positions as required by the SEC. The Advisors may use derivatives in circumstances where the Advisors believe they offer an economical means of gaining exposure to a particular asset class. Derivatives will not be used to acquire exposure to changes in the value of assets or indexes that by themselves would not be viewed as a suitable investment for the Fund. The use of derivatives for non-hedging purposes may be considered speculative.

The Fund's investment in options, futures or forward contracts, and similar strategies depend on the Advisors' judgment as to the potential risks and rewards of different types of strategies. Options, futures and forwards can be volatile investments, and may not perform as expected. If the Advisors apply a hedge at an inappropriate time or judge price trends incorrectly, options, futures and forwards strategies may lower the Fund's return. The Fund could also experience losses if the prices of its options, futures and forwards positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. Options, futures and forwards traded on foreign exchanges generally are not regulated by US authorities, and these exchanges may offer less liquidity and less protection to the Fund in the event of default by the other party to the contract.

Many derivative contracts are traded on securities or commodities exchanges. Derivative contracts bought and sold by the Fund must be admitted to official listing on a recognized futures or securities exchange and the securities underlying the options are applicable investments of the Fund. These exchanges set all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts (marking to market). This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allow investors to close out their contracts by entering into offsetting contracts. These options place greater reliance on the dealer to fulfill the terms of the options, and therefore entail greater risk to the Fund.

Transactions in options, futures contracts, options on futures contracts and forward contracts entered into for non-hedging purposes involve greater risk and could result in losses which are not offset by gains on other portfolio assets.

         Options on Securities

         All options on securities purchased or sold by the Fund will be traded on a securities exchange. The Fund may purchase and write (sell) put and call options on stocks. Options are rights, but not obligations, to buy or sell an underlying asset for a specified price (the exercise price) during, or at the end of, a specified period. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying stock at the exercise price at any time during the option period. Similarly, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy, the underlying stock at the exercise price at any time during the option period.

         The Fund may write (sell) covered call and put options, up to 20% of the net assets of the Fund, on its portfolio securities ("covered options") in an attempt to increase income through the premiums it receives for writing the option(s). However, in return for the premium, the Fund may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Fund.

         A call option written by the Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call option on the same security and in the same principal amount as the written call option where the exercise price of the call option so held (a) is equal to or less than the exercise price of the written call option or (b) is greater than the exercise price of the written call option if the difference is segregated by the Fund in cash or liquid securities.

         When the Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Fund will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Fund forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. In addition, the Fund may continue to hold a stock which might otherwise have been sold to protect against depreciation in the market price of the stock.

         A put option written by the Fund is "covered" when, among other things, cash or liquid securities acceptable to the broker are placed in a segregated account to fulfill the obligations undertaken. When the Fund writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Fund at the specified exercise price at any time during the option period. If the option expires unexercised, the Fund will realize income in the amount of the net premium received for writing the option. If the put option is exercised, a decision over which the Fund has no control, the Fund must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. The Fund will only write put options involving securities for which a determination is made at the time the option is written that the Fund wishes to acquire the securities at the exercise price.

         The Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." The Fund will realize a profit or loss on a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund may enter into a "closing sale transaction" which involves liquidating the Fund's position by selling the option previously purchased. Where the Fund cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

         When the Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be identified on the Fund's books.

         The Fund may also purchase call and put options on any securities in which it may invest. The Fund would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Fund would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

         The Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell a security, which may or may not be held by the Fund at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Fund. Put options also may be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities that the Fund does not own. The Fund would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities. The Fund may not invest more than 25% of its total assets in purchased protective put options.

         The strike prices of the securities options, together with the strike prices of the securities that underlie other securities options already purchased or granted for the account of the Fund, may not exceed 20% of its net assets. Options on securities may be purchased or written
         (sold) to a third party only to the extent that the strike prices of such options, together with the strike prices of options on securities of the same issuer already purchased or written (sold) by the Fund, do not exceed 10% of its net assets. Options on securities may only be written (sold) to the extent that the strike prices of such options, together with the strike prices of options on securities of the same issuer already written for the account of the Fund, do not exceed 2% of its net assets. When an option transaction is offset by a back-to-back transaction (e.g., where the Fund writes a put option on a security and purchases a put option on the same security having the same expiration date), these two transactions will not be counted for purposes of the limits set forth in this paragraph.

         Options on Securities Indices

         The Fund may also purchase and write exchange-listed and OTC put and call options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices may also be based on a particular industry or market segment.

         Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and
         (2) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

         The staff of the SEC has taken the position that, in general, purchased OTC options are illiquid securities.

         As discussed above in "Options on Securities," the Fund would normally purchase a call option in anticipation of an increase in the market value of the relevant index. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase the underlying securities at a specified price during the option period. The Fund would ordinarily have a gain if the value of the underlying securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

         As discussed above in "Options on Securities," the Fund would normally purchase put options in anticipation of a decline in the market value of the relevant index ("protective puts"). The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell the underlying securities at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the index. The Fund would ordinarily recognize a gain if the value of the index decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the index remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the index.

         Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on stock indices will be subject to the Advisors' ability to correctly predict movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

         Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although the Fund generally will only purchase or write such an option if the Advisors believe the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase such options unless the Advisors believe the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

         Price movements in the Fund's portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Advisors may be forced to liquidate portfolio securities to meet settlement obligations. The Fund's activities in index options may also be restricted by the requirements of the Internal Revenue Code, as amended (the "Code"), for qualification as a regulated investment company.

         In addition, the hours of trading for options on the securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets and that may adversely affect the value of any options held by the Fund. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

         Options on Foreign Securities Indices

         The Fund may purchase and write put and call options on foreign stock indices listed on domestic and foreign stock exchanges. The Fund may also purchase and write OTC options on foreign stock indices and baskets of foreign securities.

         The Fund may, to the extent allowed by federal securities laws, invest in 1) securities indices instead of investing directly in individual non-US securities and 2) OTC options on baskets of securities instead of investing directly in individual non-US securities. The Fund may also use foreign stock index options for hedging or risk management purposes.

         Futures Contracts and Options on Futures Contracts

         The Fund may enter into futures contracts on securities, securities indices, foreign currencies and interest rates, and purchase and write
         (sell) options thereon which are traded on exchanges designated by the Commodity Futures Trading Commission (the "CFTC") or, if consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of, among other things, a commodity, a non-US currency, an interest rate sensitive security or, in the case of index futures contracts or certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the index. An option on a futures contract gives the purchaser the right (but not the obligation), in return for the premium paid, to assume a position in a futures contract.

         The Fund may enter into futures contracts and options on futures contracts on securities, securities indices and currencies both to manage their exposure to changing interest rates, securities prices and currency exchange rates and as an efficient means of managing allocations between asset classes. Aggregate initial margin and premiums required to establish positions other than those considered by the CFTC to be "bona fide hedging" will not exceed 5% of the Fund's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts.

         The successful use of futures contracts and options thereon draws upon the Advisors' skill and experience with respect to such instruments and are subject to special risk considerations. A liquid secondary market for any futures or options contract may not be available when a futures or options position is sought to be closed. In addition, there may be an imperfect correlation between movements in the price of the futures contracts and options on the value of the securities or currency in the Fund. Successful use of futures or options contracts is further dependent on the Advisors' ability to correctly predict movements in the securities or foreign currency markets and no assurance can be given that their judgment will be correct.

         Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a specified price, date, and time. Entering into a contract to buy an underlying asset is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying asset is commonly referred to as selling a contract or holding a short position in the asset. Futures contracts are considered to be commodity contracts.

         At the same time a futures contract is entered into, the Fund must allocate cash or liquid securities as a deposit payment ("initial margin"). Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, and each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

         At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different value from that specified in the contract. In some, but not many, cases, securities called for by a futures contract may not have been issued when the contract was written.

         Although futures contracts (other than those that settle in cash, such as index futures) by their terms call for the actual delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is fulfilled by offsetting before the date of the contract without having to make or take delivery of the instrument underlying the contract. The offsetting of a contractual obligation is accomplished by entering into an opposite position in an identical futures contract on the commodities exchange on which the futures contract was entered into (or a linked exchange) calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the instrument underlying the contract. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it enters into futures contracts.

         When the Fund purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date and price or to make or receive a cash payment based on the value of a securities index or a financial instrument. When the Fund sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date and price or to receive or make a cash payment based on the value of a securities index or a financial instrument. When the Fund purchases or sells a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument or index. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Futures can be held until their delivery dates or the positions can be (and normally are) closed out, by entering into an opposing contract, before then.

         When the Fund purchases or sells a futures contract, it is required to make an initial margin deposit. Although the amount may vary, initial margin can be as low as 1% or less of the notional amount of the contract. Additional margin may be required as the contract fluctuates in value. Since the amount of margin is relatively small compared to the value of the securities covered by a futures contract, the potential for gain or loss on a futures contract may be much greater than the amount of the Fund's initial margin deposit.

         The purpose of the acquisition or sale of a futures contract, in cases where the Fund holds or intends to acquire fixed-income securities, is to attempt to protect the Fund from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currencies. For example, if interest rates were expected to increase (which thus would cause the prices of debt securities held by the Fund to decline), the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt securities in the Fund would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could seek to accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

         Similarly, when it is expected that interest rates may decline (thus increasing the value of debt securities held by the Fund), futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Fund could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market. The segregated assets maintained to cover the Fund's obligations with respect to such futures contracts will consist of cash or liquid securities acceptable to the broker from the Fund's portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contracts.

         The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on most participants entering into offsetting transactions rather than making or taking delivery. To the extent that many participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price, general interest rate or currency exchange rate trends by the Advisors may still not result in a successful transaction.

         In addition, futures contracts entail other significant risks. Although the Advisors believe that use of such contracts will benefit the Fund, if the Advisors' investment judgment about the general direction of interest rates or an index is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if the Fund has hedged against the possibility of an increase in interest rates or a decrease in an index which would adversely affect the value of securities held in its portfolio and interest rates decrease or securities prices increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

         Futures Contracts on Securities Indices

         The Fund may also enter into futures contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of US or non-US securities. This investment technique may be used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities or to hedge against anticipated future changes in general market prices which otherwise might either adversely affect the value of securities held by the Fund or adversely affect the prices of securities which are intended to be purchased at a later date for the Fund or as an efficient means of managing allocation between asset classes. A futures contract may also be entered into to close out or offset an existing futures position.

         When used for hedging purposes, each transaction in futures contracts on a securities index involves the establishment of a position which, the Advisors believe, will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for the Fund will rise in value by an amount which approximately offsets the decline in value of the portion of the Fund's investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of futures contracts may not be achieved or a loss may be realized.

         For the purpose of hedging the Fund's assets, the Fund may sell (but not purchase) stock index or interest rate futures contracts and may purchase put or call options on futures contracts, options on securities indices and any of the warrants described above. Any such transaction will be considered a hedging transaction, and not subject to the limitations on non-hedging transactions stated below, to the extent that (1) in the case of stock index futures, options on securities indices and warrants thereon, the contract value does not exceed the market value of the shares held by the Fund for which the hedge is intended and such shares are admitted to official listing on a stock exchange in the country in which the relevant futures or securities exchange is based or (2) in the case of interest rate futures and options on securities indices and warrants thereon, the contract value does not exceed the interest rate exposure associated with the assets held in the applicable currency by the Fund. In carrying out a particular hedging strategy, the Fund may sell futures contracts and purchase options or warrants based on securities, financial instruments or indices that have issuers, maturities or other characteristics that do not precisely match those of the Fund's assets for which such hedge is intended, thereby creating a risk that the futures, options or warrants position will not mirror the performance of such assets. The Fund may also enter into transactions in futures contracts, options on futures, options on indices and warrants for hedging or non-hedging purposes, as described below.

         Options on Futures Contracts (Including Futures Contracts on Securities Indices)

         The Fund may purchase and write (sell) options on futures contracts for hedging purposes. For example, as with the purchase of futures contracts, when the Fund is not fully invested, it may purchase a call option on an interest rate sensitive futures contract to hedge against a potential price increase on debt securities due to declining interest rates.

         The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an index or individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.

         The writing of a call option on a futures contract may constitute a partial hedge against declining prices of the underlying portfolio securities which are the same as or correlate with the security or foreign currency that is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the price specified in the premium received for writing the option ("exercise price"), the Fund will retain the full amount of the net premium (the premium received for writing the option less any commission), which provides a partial hedge against any decline that may have occurred in the Fund's holdings.

         The writing of a put option on an index futures contract may constitute a partial hedge against increasing prices of the underlying securities or foreign currency that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option net premium, which provides a partial hedge against any increase in the price of securities that the Fund intends to purchase.

         If a put or call option the Fund has written is exercised, the Fund will incur a loss that will be reduced by the amount of the net premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The purchase of a call or put option on a futures contract with respect to an index is similar in some respects to the purchase of a call or protective put option on an index. For example, the Fund may purchase a put option on an index futures contract to hedge against the risk of declining securities values.

         The amount of risk the Fund assumes when it purchases an option on a futures contract with respect to an index is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

         Warrants on Futures Contracts

         The Fund may purchase warrants which, like options on futures contracts and options on securities indices, entitle the holder to purchase or sell a futures contract or to a cash payment reflecting the price fluctuation in an index of securities. The Fund may also purchase warrants that entitle the holder to a cash payment reflecting the fluctuation in the value of certain financial futures contracts. Warrants on futures contracts and warrants on securities indices differ from the equivalent options in that: (1) they are securities issued by a financial institution/special purpose issuer rather than contracts entered into with a futures exchange and (2) they are traded on a securities exchange rather than on a futures exchange. The use of warrants will generally entail the same risks that are associated with the Fund's positions in options on futures and options on securities indices.

         Liquidity of Options and Futures Contracts

         There is no assurance a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired.

         Combined Positions

         The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         Position Limits

         Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, the Fund may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

         The Fund may purchase or sell stock index or interest rate futures contracts, put or call options on futures, options on securities indices and warrants other than for hedging purposes. The Fund may enter into transactions for non-hedging purposes only to the extent that (1) the underlying contract values, together with the contract values of any instrument then held by the Fund for non-hedging purposes, do not exceed in the aggregate 20% of the net assets of the Fund and (2) such instruments relate to categories of assets which the Fund is permitted to hold.

         Other Limitations

         The Commodity Exchange Act prohibits US persons, such as the Fund, from buying or selling certain foreign futures contracts or options on such contracts. Accordingly, the Fund will not engage in foreign futures or options transactions unless the contracts in question may lawfully be purchased and sold by US persons in accordance with applicable CFTC regulations or CFTC staff advisories, interpretations and no action letters. In addition, the Fund will enter into transactions in futures contracts or options on futures contracts only if (1) such transactions constitute bona fide hedging transactions or (2) no more than 5% of the Fund's net assets are committed as initial margin or premiums to positions that do not constitute bona fide hedging transactions. The Fund is operated by persons who have claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, who are not subject to registration or regulation under the Commodity Exchange Act.

         Asset Coverage for Futures Contracts and Options Positions

         The Fund will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Securities of Non-US Issuers

The Fund may invest in securities of non-US issuers directly or in the form of American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") or other similar securities representing ownership of securities of non-US issuers held in trust by a bank or similar financial institution. These securities may not necessarily be denominated in the same currency as the securities they represent. Designed for use in US, European and international securities markets, ADRs and GDRs are alternatives to the purchase of the underlying securities in their national markets and currencies, but are subject to the same risks as the non-US securities to which they relate.

With respect to certain countries in which capital markets are either less developed or not easily accessed, investments by the Fund may be made through investment in other investment companies that in turn are authorized to invest in the securities of such countries. Investment in other investment companies is generally limited in amount by the 1940 Act, will involve the indirect payment of a portion of the expenses (including advisory fees of such other investment companies) and may result in a duplication of fees and expenses.

The Fund considers an issuer to be based in a country if:

o        it is headquartered in the country; or

o        it has primary operations in the country.

         Investments in American and Global Depository Receipts

         The Fund may invest in non-US securities in the form of ADRs or GDRs. ADRs are receipts typically issued by a US bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs are receipts issued by either a US or non-US banking institution evidencing ownership of the underlying non-US securities. Generally, ADRs, in registered form, are designed for use in US securities markets and GDRs, in bearer form, are designed for use in European and international securities markets. An ADR or GDR may be denominated in a currency different from the currency in which the underlying foreign security is denominated.

         Region and Country Investing

         The Fund may focus its investments in a particular region and/or in one or more foreign countries. Focusing the Fund's investments in a particular region or country will subject the Fund (to a greater extent than if its investments in such region or country were more diversified) to the risks of adverse securities markets, exchange rates and social, political or economic developments which may occur in that particular region or country.

Currency Management

In connection with the Fund's investments denominated in foreign currencies, the Advisors may choose to utilize a variety of currency management (hedging) strategies. The Advisors seek to take advantage of different yield, risk and return characteristics that different currencies, currency denominations and countries can provide to US investors. In doing so, the Advisors will consider such factors as the outlook for currency relationships; current and anticipated interest rates; levels of inflation within various countries; prospects for relative economic growth; and government policies influencing currency exchange rates and business conditions. There can be no guarantee that any currency management strategies will be successful and they could result in losses that are not otherwise offset by gains in the Fund's portfolio securities.

         Currency Exchange Transactions

         Because the Fund may buy and sell securities denominated in currencies other than the US dollar and receive interest, dividends and sale proceeds in currencies other than the US dollar, the Fund from time to time may enter into currency exchange transactions to convert to and from different currencies and to convert foreign currencies to and from the US dollar. The Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market or uses forward currency exchange contracts (discussed below) to purchase or sell currencies.

         Currency Hedging

         The Fund's currency hedging strategies will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. The Fund may not position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

         Currency hedging may be important because a decline in the US dollar value of a foreign currency in which the Fund's securities are denominated will reduce the US dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the US dollar value of non-dollar denominated securities it holds, the Fund may purchase foreign currency put options. If the value of the foreign currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the US dollar value of its securities that otherwise would have resulted. Conversely, if a rise in the US dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the Fund derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs. Because transactions in currency exchanges are generally conducted on a principal basis, no fees or commissions are generally involved. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges may limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also may limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, the Fund may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

         Forward Currency Exchange Contracts

         A forward currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward currency exchange contracts establish an exchange rate at a future date. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks and brokerages) and their customers. A forward currency exchange contract may not have a deposit requirement and may be traded at a net price without commission. The Fund maintains with its custodian a segregated account of cash or liquid securities in an amount at least equal to its obligations under each forward currency exchange contract. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

         The Fund may enter into foreign currency hedging transactions in an attempt to protect against changes in currency exchange rates between the trade and settlement dates of specific securities transactions or changes in currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into the Advisors' long-term investment decisions, the Fund will not routinely enter into currency hedging transactions with respect to securities transactions; however, the Advisors believe that it is important to have the flexibility to enter into currency hedging transactions when they determine that the transactions would be in the Fund's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of any hedging strategy involves risk.

         While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event the Fund's ability to utilize forward contracts may be affected.

         Forward contracts may reduce the potential gain from a positive change in the relationship between the US dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency forward contracts may not eliminate fluctuations in the underlying US dollar equivalent value of the prices of or rates of return on the Fund's foreign currency denominated portfolio securities and the use of such techniques will subject the Fund to certain risks.

         Options on Foreign Currencies

         The Fund may write covered put and call options and purchase put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. As with other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may be used to hedge against fluctuations in exchange rates although, in the event of exchange rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. In addition, the Fund may purchase call options on currency when the Advisors anticipate that the currency will appreciate in value.

         The Fund may also write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

         Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

         The Fund may write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is covered if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration identified on the Fund's books) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is segregated by the Fund in cash or liquid securities.

         There is no assurance that a liquid secondary market will exist for any particular option, or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund may not be able to sell the underlying currency or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying currency. The Fund pays brokerage commissions or spreads in connection with its options transactions.

         As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. In some circumstances, the Fund's ability to terminate OTC options may be more limited than with exchange-traded options. It is also possible that broker-dealers participating in OTC options transactions will not fulfill their obligations. The Fund intends to treat OTC options as not readily marketable and therefore subject to the Fund's limitation with respect to illiquid securities.

         The Fund may enter into foreign currency exchange transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or anticipated securities transactions. The Fund may also enter into foreign currency transactions to hedge currency risks associated with the assets of the Fund denominated in foreign currencies or principally traded in foreign currencies. The Fund may also enter into foreign currency transactions to hedge against currencies other than the US dollar. The Fund may purchase or sell foreign currency contracts for forward delivery. To conduct the hedging discussed above, the Fund would generally enter into a forward contract to sell the foreign currency in which the investment is denominated in exchange for US dollars or other currency in which the Advisors desire to protect the value of the Fund. The Fund may also purchase option rights for the purchase or sale of currencies or currency futures contracts or warrants which entitle the holder to the right to purchase or sell currencies or currency futures contracts or to receive payment of a difference, which is measured by the performance of currencies or currency futures contracts, provided that these option rights and warrants are admitted to official listing on an exchange.

         The Fund does not currently intend to engage in foreign currency transactions as an investment strategy. However, as discussed above, the Fund may enter into forward contracts to hedge against changes in foreign currency exchange rates that would affect the value of existing or anticipated investments denominated or principally traded in a foreign currency.

Additional Limitations and Risk Factors

         Asset Coverage

         The Fund will comply with the segregation or coverage guidelines established by the SEC and other applicable regulatory bodies with respect to certain transactions, including (but not limited to) options written on securities and indexes; currency, interest rate and security index futures contracts and options on these futures contracts; and forward currency contracts. These guidelines may, in certain instances, require the Fund to identify cash or liquid securities (i.e., segregate them by earmarking them) to the extent the Fund's obligations with respect to these strategies are not otherwise covered through ownership of the underlying security or financial instrument, by other portfolio positions or by other means consistent with applicable regulatory policies. Unless the transaction is otherwise covered, the segregated assets must at all times equal or exceed the Fund's obligations with respect to these strategies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations. In addition, this may cause the Fund to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions.

         For example, a call option written on securities may require the Fund to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written on an index may require the Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund may require the Fund to segregate assets (as described above) equal to the exercise price. The Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If the Fund holds a futures contract, the Fund could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held. The Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

         The use of options, futures and foreign currency contracts is a highly specialized activity which involves investment techniques and risks that are different from those associated with ordinary portfolio transactions. Gains and losses on investments in options and futures depend on a variety of factors including the Advisors' ability to predict the direction of stock prices, interest rates, currency movements and other economic factors. The loss that may be incurred by the Fund in entering into futures contracts and written options thereon and forward currency contracts is potentially unlimited. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain facilities of an options clearing entity or other entity performing the regulatory and liquidity functions of an options clearing entity inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. Most futures exchanges limit the amount of fluctuation permitted in a futures contract's prices during a single trading day. Once the limit has been reached no further trades may be made that day at a price beyond the limit. The price limit will not limit potential losses, and may in fact prevent the prompt liquidation of futures positions, ultimately resulting in further losses. Options and futures traded on foreign exchanges generally are not regulated by US authorities, and may offer less liquidity and less protection to the Fund in the event of default by the other party to the contract.

         The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets and that may adversely affect the value of any options held by the Fund. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

         Except as set forth above under "Futures Contracts" and "Options on Futures Contracts," there is no limit on the percentage of the assets of the Fund that may be at risk with respect to futures contracts and related options or forward currency contracts. The Fund's transactions in options, forward currency contracts, futures contracts and options on futures contracts may be limited by the requirements for qualification of the Fund as regulated investment companies for tax purposes. See the section entitled "Taxes." There can be no assurance that the use of these portfolio strategies will be successful.

         Foreign Securities

         Investment in securities of foreign issuers involves different and additional investment risks than those affecting securities of US domestic issuers.

         The value of the Fund's investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) currency exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Fund's operations. Furthermore, the economies of individual foreign nations may differ from the US economy, whether favorably or unfavorably, in areas such as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Fund must be made in compliance with foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

         In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic securities exchanges. Accordingly, the Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of US companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of US issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

         Since the Fund's investments in foreign securities involve foreign currencies, the value of the Fund's assets as measured in US dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. As discussed above, the Fund may engage in certain currency management strategies to hedge currency risks, though there can be no guarantee that these strategies will be successful.

         Certain of the risks associated with foreign investments are heightened for investments in certain Asian countries. In some cases, political uncertainty in such countries could threaten to reverse favorable trends toward market and economic reform, privatization and removal of trade barriers, and further disruptions in Asian securities markets could result. In addition, certain Asian countries have managed currencies which are maintained at artificial levels relative to the US dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, may have a disruptive and negative effect on foreign investors. For example, in 1997 the Thai Baht lost 46.75% of its value against the US dollar. A number of Asian companies are highly dependent on foreign loans for their operation. In 1997, several Asian countries were forced to negotiate loans from the International Monetary Fund and other supranational organizations which impose strict repayment term schedules and require significant economic and financial restructuring. There can be no assurance that such restructurings will not have an adverse effect on individual companies, or securities markets, in which the Fund is invested.

         Emerging Markets

         An emerging market is commonly defined as one that experienced comparatively little industrialization or that has a relatively new stock market and a low level of quoted market capitalization.

         Investments in securities of issuers in emerging markets countries may involve a high degree of risk and many may be considered speculative. Investments in developing and emerging markets may be subject to potentially greater risks than those of other foreign issuers. These risks include: (i) the small current size of the markets for such securities and the low volume of trading, which result in less liquidity and in greater price volatility; (ii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iii) foreign taxation; (iv) the absence, until recently, of a capital market structure or market oriented economy as well as issuers without a long period of successful operations; (v) the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in such countries or their neighboring countries; and
         (vi) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability.

         The risks involved in making investments in securities of issuers in emerging markets have been underscored by recent events. For example, issuers in the Asia region have experienced currency volatility, political instability and economic declines in recent years. In the past, Russia declared a moratorium on repayment of its own debt, substantially devalued its currency and suspended the government-sponsored foreign exchange market for its currency.

         In addition to brokerage commissions, custodial services and other costs relating to investment in emerging markets are generally more expensive than in the United States. Some markets have been unable to keep pace with the volume of securities transactions, making it more difficult to conduct such transactions. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of the security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

         Currency

         The Advisors attempt to manage currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, this type of diversification will not protect the Fund against a general increase in the value of the US dollar relative to other currencies.

         Liquidity

         OTC derivative contracts are considered to be illiquid and generally carry greater liquidity risk than exchange-traded contracts.

         Leverage

         Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain. Leverage risk may exist when the Fund purchases securities while it also has borrowed money.

         Interest Rates

         Interest rate risks apply to the Fund only to the extent it invests in fixed income securities. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Potential or anticipated changes in interest rates also may affect the value of fixed income securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.

         Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

         Credit

         Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money. Credit risk is only a risk for the Fund if it invests in fixed income securities or chooses to lend securities.

         Many fixed income securities receive credit ratings from services such as S&P and Moody's. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Advisors' credit assessment.

         Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a US Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk.
         Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

         Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement their investment strategies.

         Risks Associated with Futures, Options and Warrants

         The successful use of futures, options and warrants depends on the ability of the Advisors to predict the direction of the market or, in the case of hedging transactions, the correlation between market movements and movements in the value of the Fund's assets, and is subject to various additional risks. The investment techniques and skills required to use futures, options and warrants successfully are different from those required to select equity securities for investment. The correlation between movements in the price of the futures contract, option or warrant and the price of the securities or financial instruments being hedged is imperfect and the risk from imperfect correlation increases, with respect to stock index futures, options and warrants, as the composition of the Fund's portfolio diverges from the composition of the index underlying such stock index futures, options or warrants. If the Fund has hedged portfolio securities by purchasing put options or selling futures contracts, the Fund could suffer a loss which is only partially offset or not offset at all by an increase in the value of the Fund's securities. As noted, the Fund may also enter into transactions in future contracts, options and warrants for other than hedging purposes (subject to applicable law), which involve greater risk. In particular, in entering into such transactions, the Fund may experience losses which are not offset by gains on other portfolio positions, thereby reducing its gross income. In addition, the markets for such instruments may be volatile from time to time, which could increase the risk incurred by the Fund in entering into such transactions. The ability of the Fund to close out a future, option or warrant position depends on a liquid secondary market.

         As noted above, the Fund intends to adhere to certain policies relating to the use of futures contracts, which should have the effect of limiting the amount of leverage by the Fund.

         Although foreign currency exchange transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is difficult, and the successful execution of a hedging strategy is highly uncertain.

         Correlation of Price Changes

         Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

         Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect securities prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Other Investments and Investment Practices

         When-Issued and Delayed Delivery Securities

         The Fund may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a "when, as and if issued" basis, under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The value of such securities is subject to market fluctuation during this period and no interest or income, as applicable, accrues to the Fund until settlement takes place.

         At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement, a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Fund identifies on its books cash or liquid assets in an amount at least equal to such commitments. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. It is the current policy of the Fund not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Fund's total assets, less liabilities other than the obligations created by when-issued commitments. When the Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

         Repurchase Agreements

         Repurchase agreements may be entered into only with a "primary dealer" (as designated by the Federal Reserve Bank of New York) in US government securities. This is an agreement in which the seller (the "Lender") of a security agrees to repurchase from the Fund the security sold at a mutually agreed upon time and price. As such, it is viewed as the lending of money to the Lender. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time that the assets of the Fund are invested in the agreement. The rate is not related to the coupon rate on the underlying security. The period of these repurchase agreements is usually short, from overnight to one week, and at no time are assets of the Fund invested in a repurchase agreement with a maturity of more than one year. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. The Fund always receives as collateral securities which are issued or guaranteed by the US government, its agencies or instrumentalities. Collateral is marked to market daily and has a market value including accrued interest at least equal to 100% of the dollar amount invested on behalf of the Fund in each agreement along with accrued interest. Payment for such securities is made for the Fund only upon physical delivery or evidence of book-entry transfer to the account of IBT, the Fund's Custodian. If the Lender defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the Lender, realization upon the collateral on behalf of the Fund may be delayed or limited in certain circumstances. A repurchase agreement with more than seven days to maturity may not be entered into if, as a result, more than 15% of the Fund's net assets would be invested in such repurchase agreement together with any other illiquid securities.

         Reverse Repurchase Agreements

         Reverse repurchase agreements may be entered into only with a "primary dealer" (as designated by the Federal Reserve Bank of New York) in US government securities. This is an agreement in which the Fund agrees to repurchase securities sold by it at a mutually agreed upon time and price. As such, it is viewed as the borrowing of money for the Fund. Proceeds of borrowings under reverse repurchase agreements are invested for the Fund. If interest rates rise during the term of a reverse repurchase agreement utilized for leverage, the value of the securities to be repurchased for the Fund as well as the value of securities purchased with the proceeds will decline. Proceeds of a reverse repurchase transaction are not invested for a period which exceeds the duration of the reverse repurchase agreement. A reverse repurchase agreement is not entered into for the Fund if, as a result, more than one-third (i.e., 33 1/3%) of the market value of the Fund's total assets, less liabilities other than the obligations created by reverse repurchase agreements, is engaged in reverse repurchase agreements. In the event that such agreements exceed, in the aggregate, one-third of such market value, the amount of the Fund's obligations created by reverse repurchase agreements is reduced within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe. A segregated account with the Custodian is established and maintained for the Fund with liquid assets in an amount at least equal to the Fund's purchase obligations under its reverse repurchase agreements. Such a segregated account consists of liquid, high grade debt securities marked to market daily, with additional liquid assets added when necessary to insure that at all times the value of such account is equal to the purchase obligations.

         Lending of Portfolio Securities

         The fund may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the fund. The fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the fund at any time, and (d) the fund receives reasonable interest on the loan (which may include the fund investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by the fund's delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

         At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Board of Trustees/Directors. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by the fund may be invested in a money market fund managed by the Advisor (or one of its affiliates).

         Investment Ratings

         The fixed income securities in which the Fund invests must be rated, at the time of purchase, investment grade (in one of the four highest rating categories) by one or more nationally recognized statistical ratings organization or be of comparable quality to securities having such ratings. The Advisors determine whether a security is investment grade based upon the credit ratings given by one or more nationally recognized statistical ratings organization. For example, S&P assigns ratings to investment grade securities (AAA, AA, A, and BBB) based on its assessment of the likelihood of the issuer's inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Advisors' credit assessment that the security is comparable to investment grade. Securities rated BBB have speculative characteristics.

         Risk Management

         The Fund may employ non-hedging risk management techniques. Examples of such strategies include synthetically altering the duration of the Fund's portfolio or the mix of securities in its portfolio. For example, if the Advisors wish to extend maturities in the Fund's fixed income portfolio in order to take advantage of an anticipated decline in interest rates, but does not wish to purchase the underlying long term securities, they might cause the Fund to purchase futures contracts on long-term debt securities. Similarly, if the Advisors wish to decrease fixed income securities or purchase equities, they could cause the Fund to sell futures contracts on debt securities and purchase futures contracts on a stock index. Because these risk management techniques involve leverage, they include the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves.

                        INVESTMENT OBJECTIVE AND POLICIES

Unless specified to the contrary, the Fund's investment objective and its fundamental investment policies cannot be changed unless authorized by the "vote of a majority of its outstanding voting securities." The vote of a majority of the outstanding securities of the Fund means the lesser of: (i) 67% or more of the Shares present at a shareholder meeting at which the holders of more than 50% of the Shares are present or represented or (ii) more than 50% of the outstanding Shares of the Fund. The Fund's non-fundamental investment policies, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective. Whenever the Fund is requested to vote on a change in the fundamental investment policies, the Corporation will hold a meeting of Fund shareholders and will cast its votes as instructed by the Fund's shareholders.

Unless otherwise noted and except with respect to borrowing money, there will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken even if there is a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

Fundamental Investment Policies

Under normal circumstances, the Fund will invest in at least 3 countries, including the US. The Fund invests primarily in equity and equity-related securities of companies located in the US and abroad and operating in the biotechnology industry. The Fund's investment program is subject to a number of investment restrictions that reflect self-imposed standards as well as federal and state regulatory limitations. The investment restrictions recited below are matters of fundamental policy of the Fund and are in addition to those described in the Fund's Prospectus, and may not be changed without the affirmative vote of a majority of outstanding shares. The percentage limitations contained in these restrictions apply at the time of purchase of securities. The Fund will not:

1. Purchase any security if, as a result, 25% or more of its total assets would be invested in securities of issuers in non-biotechnology companies. This limitation shall not apply to securities issued or guaranteed as to principal or interest by the US government or instrumentalities.

2. Issue senior securities, as defined by the SEC. For purposes of this restriction, borrowing money in accordance with paragraph 3 below, making loans in accordance with paragraph 7 below, the issuance of Shares in multiple classes or series, the purchase or sale of options, futures contracts, forward commitments, swaps and transactions in repurchase agreements are not deemed to be senior securities.

3. Borrow money, except as a temporary measure for extraordinary or emergency purposes in an amount not exceeding 33 1/3% of the value of the total assets of the Fund at the time of such borrowing.

4. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the 1933 Act.

5. Purchase or sell real estate except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein,
         (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

6. Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell financial futures contracts, options on financial futures contracts and warrants and may enter into swap and forward commitment transactions.

7. Make loans, except that the Fund may (i) lend portfolio securities with a value not exceeding one-third of the Fund's total assets, (ii) enter into repurchase agreements, and (iii) purchase all or a portion of an issue of debt securities (including privately issued debt securities), bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

Non-Fundamental Investment Policies

8. Up to 5% of the total assets of the Fund may be invested in shares of investment companies, provided these shares are offered to the public without limitation on the number of shares, the shareholders have the right to redeem their shares, and the investment companies have investment policies consistent with those of the Fund. The Fund may not own more than 3% of the total outstanding voting stock of any other investment company. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees.

9. Acquire any illiquid investments, such as repurchase agreements with more than seven days to maturity, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments that are illiquid.

10. Invest more than 10% of its net assets in unlisted securities and Notes.

Up to a total of 10% of the net assets of the Fund may be invested in:

         (a) securities that are consistent with the Fund's investment objective and policies, which are not admitted to official listing on one of the stock exchanges or included on one of the regulated markets;

         (b) interests in loans which are portions of an overall loan granted by a third party and for which a note has been issued (Notes), provided these Notes can be assigned at least twice after purchase by the Fund, and the Note was issued by:

                  o the Federal Republic of Germany (Germany), a special purpose fund of Germany, a state of Germany, the European Union or a member state of the Organization for Economic Cooperation and Development (an OECD Member),

                  o another German domestic authority, or a regional government or local authority of another Member State or another state party to the CEEA for which a zero weighting was notified according to Article 7 of the Council Directive 89/647/EEC of 18 December 1989 on a solvency ratio for credit institutions (Official Journal EC No. L386, p. 14),

                  o other corporate bodies or institutions organized under public law and registered domestically in Germany or in another Member State or another state party to the CEEA,

                  o other debtors, if guaranteed as to the payment of interest and repayment of principal by one of the aforementioned bodies, or

                  o companies which have issued securities which are admitted to official listing on a German or other foreign stock exchange.

The current Member States, the states party to the CEEA, and OECD Members are listed in Appendix B.

11. Sell any security short, except to the extent permitted by the 1940 Act. Transactions in futures contracts and options shall not constitute selling securities short.

12. Purchase securities on margin, but the Fund may obtain such short term credits as may be necessary for the clearance of transactions.

Note: In connection with the first non-fundamental policy, shares of another securities investment fund managed by the Advisors or by another investment advisor affiliated with the Advisors through a substantial direct or indirect interest may be purchased, subject to certain limitations, if the other investment fund according to its investment policies is specialized in a specific geographic area or economic sector. The Fund would not, however, pay a sales charge when investing in an investment company managed by the Advisors or their affiliates. In addition, no management or advisory fees would be paid by the Fund with respect to its assets which are invested in investment companies managed by the Advisors or their affiliates.

Securities of Biotechnology Companies

The Fund under normal market conditions invests at least 80% of its assets in equity and equity-related securities of biotechnology companies. Biotechnology companies are companies that are principally engaged in the research, development, provision and/or manufacture of biotechnological products, services and processes. The biotechnology industry currently includes pharmaceutical, biochemical, medical/surgical, human healthcare, and agricultural- and industrial-oriented companies. A company is considered to be "principally engaged" in biotechnology when at least 50% of its assets are committed to, or at least 50% of its revenues or operating profits are derived from, the activities described in the previous sentence. A company will also be considered "principally engaged" in biotechnology if, in the judgment of the Advisors, the company has the potential to provide total return primarily as a result of particular products, technology, patents or other market advantages in a biotechnology business and (a) the company holds itself out to the public as being primarily engaged in a biotechnology business, and (b) a substantial percentage of the company's expenses are related to a biotechnology business and these expenses exceed revenues from non-biotechnology businesses.

Because the Fund will focus its investments in securities of companies that are principally engaged in biotechnology, the value of its shares will be especially affected by factors relating to biotechnology, resulting in greater volatility in share price than may be the case with funds that invest in a wider range of industries.

Companies engaged in biotechnology, drugs and medical devices are affected by, among other things, limited patent duration, intense competition, obsolescence brought about by rapid technological change and regulatory requirements. In addition, many biotechnology companies are smaller and less seasoned, suffer from inexperienced management, offer limited product lines (or may not yet offer products), and may have persistent losses or erratic revenue patterns. Securities of these smaller companies may have more limited marketability and, thus, may be more volatile. Because small companies normally have fewer shares outstanding than larger companies, it may be more difficult for the Fund to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. There is also typically less publicly available information concerning smaller companies than for larger, more established ones.

Other biotechnology companies, including pharmaceutical companies, companies undertaking research and development, and operators of health care facilities and their suppliers, are subject to government regulation, product or service approval and, with respect to medical devices, the receipt of necessary reimbursement codes, which could have a significant effect on the price and availability of such products and services, and may adversely affect the revenues of these companies. These companies are also susceptible to product liability claims and competition from manufacturers and distributors of generic products. Companies engaged in the ownership or management of health care facilities receive a substantial portion of their revenues from federal and state governments through Medicare and Medicaid payments. These sources of revenue are subject to extensive regulation and government appropriations to fund these expenditures are under intense scrutiny. Numerous federal and state legislative initiatives are being considered that seek to control health care costs and, consequently, could affect the profitability and stock prices of companies engaged in the biotechnology industry.

Biotechnology companies are generally subject to greater governmental regulation than other industries at both the state and federal levels. Changes in governmental policies may have a material effect on the demand for or costs of certain products and services. A biotechnology company must receive government approval before introducing new drugs and medical devices or procedures. This process may delay the introduction of these products and services to the marketplace, resulting in increased development costs, delayed cost-recovery and loss of competitive advantage to the extent that rival companies have developed competing products or procedures, adversely affecting the company's revenues and profitability. Expansion of facilities by health care providers is subject to "determinations of need" by the appropriate government authorities. This process not only increases the time and cost involved in these expansions, but also makes expansion plans uncertain, limiting the revenue and profitability growth potential of health care facilities operators, and negatively affecting the price of their securities.

Certain biotechnology companies depend on the exclusive rights or patents for the products they develop and distribute. Patents have a limited duration and, upon expiration, other companies may market substantially similar "generic" products which have cost less to develop and may cause the original developer of the product to lose market share and/or reduce the price charged for the product, resulting in lower profits for the original developer.

Because the products and services of biotechnology companies affect the health and well-being of many individuals, these companies are especially susceptible to product liability lawsuits. The share price of a biotechnology company can drop dramatically not only as a reaction to an adverse judicial ruling, but also from the adverse publicity accompanying threatened litigation.

                               PORTFOLIO TURNOVER

Although the Fund does not intend to invest for the purpose of seeking short-term profits, securities in the Fund may be sold whenever the Advisors believe it is appropriate to do so in light of the investment objective of the Fund without regard to the length of time a particular security may have been held. A 100% annual turnover rate would occur, for example, if all portfolio securities (excluding short-term obligations) were replaced once in a period of one year, or if 10% of the portfolio securities were replaced ten times in one year. The rate of portfolio turnover of the Fund may exceed that of certain other mutual funds with the same investment objective. The amount of brokerage commissions and taxes on realized capital gains to be borne by the shareholders of the Fund tend to increase as the level of portfolio activity increases.

The Fund's annual portfolio turnover rate (the lesser of the value of the purchases or sales for the year divided by the average monthly market value of the portfolio during the year, excluding US government securities and securities with maturities of one year or less) may vary from year to year, as well as within a year, depending on market conditions.


For the fiscal years ended August 31, 2003 and August 31, 2004, the Fund's portfolio turnover rate was 104% and %, respectively.


                                 NET ASSET VALUE

The net asset value of shares of the Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the relevant exchange or over-the-counter ("OTC") market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price. If a security is traded on more than one exchange, or upon one or more exchanges and in the OTC market, quotations are taken from the market in which the security is traded most extensively.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the bid prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures, contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures, contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 p.m. Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of US dollars is calculated by converting the Local Currency into US dollars at the prevailing currency exchange rate on the valuation date.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund's Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund's Board and overseen primarily by the Fund's Pricing Committee.

The Fund may enter into agreements that allow a third party, as agent for the Fund, to accept orders from its customers up until the Fund's close of business. So long as a third party receives an order prior to the Fund's close of business, the order is deemed to have been received by the Fund and, accordingly, may receive the net asset value computed at the close of business that day. These "late day" agreements are intended to permit investors placing orders with third parties to place orders up to the same time as other investors.


                             ADVISOR AND SUB-ADVISOR

Investment Company Capital Corporation ("ICCC") is the Fund's investment advisor. ICCC also serves as investment advisor to other funds in the Scudder Investments family of funds. The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG, a major global banking institution. Deutsche Bank AG is one of the world's largest universal banks. It is engaged in a wide range of financial services, including retail, private and commercial banking, investment banking and insurance. Deutsche Bank AG and its affiliates may have commercial lending relationships with companies whose securities may be held by the Fund.

Effective September 1, 2003, Deutsche Asset Management International GmbH ("DeAMi"), an affiliate of the former sub-advisor, is the Fund's sub-advisor. DeAMi is an indirect, wholly owned subsidiary of Deutsche Bank AG. The portfolio managers for the Fund are also portfolio managers for DWS Investment GmbH, Frankfurt. Prior to September 1, 2003, DWS International Portfolio Management GmbH ("DWS International") was the Fund's sub-advisor. The Corporation's Board approved replacing DWS International with DeAMi as the Fund's sub-advisor at a Board meeting held August 21, 2003.

Under the Advisory Agreement, ICCC obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for the Fund. ICCC has delegated this responsibility to DeAMi, provided that ICCC continues to supervise the performance of DeAMi and report thereon to the Corporation's Board of Directors. Any investment program undertaken by ICCC or DeAMi will at all times be subject to policies and control of the Corporation's Board of Directors. Neither ICCC nor DeAMi shall be liable to the Fund or its shareholders for any act or omission by ICCC or DeAMi or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty. The services of ICCC and DeAMi to the Fund are not exclusive and ICCC and DeAMi are free to render similar services to others.

As compensation for its services, ICCC is entitled to receive an annual fee from the Fund, which is computed daily and paid monthly, equal to a percentage of the average daily net assets of the Fund as follows:


                            Global Biotechnology Fund

Average Daily Net Assets                                    Fee
------------------------                                    ---

First $250 million                                          0.85%
Next $250 million                                           0.80%
Portion exceeding $500 million                              0.75%

ICCC, in its capacity as Advisor and Administrator, has contractually agreed through December 31, 2004 to reduce its annual fee, if necessary, or to make payments to the Fund to the extent that its annual expenses exceed 1.50% of the Class A Shares' average daily net assets, 2.25% of the Class B Shares' average daily net assets and 2.25% of the Class C Shares' average daily net assets.


As compensation for its services to the Fund, DeAMi is entitled to receive a fee from ICCC, payable from its advisory fee based on the Fund's average daily net assets. This fee is computed daily and paid monthly, equal to 0.50% of the average daily net assets of the Fund. This fee is the same fee that DWS International received for its services as sub-advisor. From time to time, DeAMi may voluntarily waive a portion of its sub-advisory fees. For the fiscal year ended August 31, 2004, the advisory fees for the Fund amounted to $________. For the fiscal year ended August 31, 2003, the advisory fees for the Fund amounted to $42,301, all of which was waived. In addition, under the agreement, the Advisor reimbursed additional expenses of $162,710 for the fiscal year ending August 31, 2003. For the fiscal year ended August 31, 2002, the advisory fees for the Fund amounted to $43,196, all of which was waived. In addition, under the agreement, the Advisor reimbursed additional expenses of $142,377 for the fiscal year ending August 31, 2002. For the fiscal year ended August 31, 2002, DWS International's sub-advisory fees aggregated $12,684.


The Advisory Agreement and the Sub-Advisory Agreement will continue for an initial term of two years, and thereafter, from year to year if such continuance is specifically approved at least annually by the Corporation's Board of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in such agreements, with such Independent Directors casting votes in person at a meeting called for such purpose, or by a vote of a majority of the outstanding Shares (as defined under "Capital Stock"). The Fund or ICCC may terminate the Advisory Agreement on 60 days' written notice without penalty. The Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act). The Sub-Advisory Agreement has similar termination provisions.

The Fund is managed by a team of investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The Advisors believe its team approach benefits Fund investors by bringing together many disciplines and leveraging its extensive resources. Team members with primary responsibility for management of the Fund, as well as team members who have other ongoing management responsibilities for the Fund, are identified in the Fund's prospectus, as of the date of the Fund's prospectus. Composition of the team may change over time, and Fund shareholders and investors will be notified of changes affecting individuals with primary Fund management responsibility.

In approving the continuation of the Advisory Agreement with ICCC, the Board of Directors, including the Independent Directors, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by ICCC and its affiliates in connection with providing services to the Fund, compared the fees charged by ICCC to those charged by ICCC to its other clients for comparable services and to those charged by other investment advisers with respect to similar funds, and analyzed the expenses incurred by ICCC with respect to the Fund. Specifically, the Board of Directors noted information received at regular meetings throughout the year related to Fund performance and services rendered by ICCC and benefits accruing to ICCC and its affiliates from administrative and brokerage relationships with affiliates of ICCC, the Fund's total expenses in comparison to funds of comparable size, and other factors. The Board reviewed the profitability to ICCC and its affiliates of their services to the Fund and considered whether economies of scale in the provision of services to the Fund are passed along to shareholders. The Board reviewed the extent to which ICCC or its affiliates were waiving their fees and/or reimbursing Fund expenses and acknowledged ICCC's agreement to cap fees and expenses until December 31, 2004. After requesting and reviewing such information as they deemed necessary, the Board concluded that the continuation of the Advisory Agreement was in the best interests of the Fund and its shareholders. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Advisory Agreement. The Independent Directors were advised by separate independent legal counsel throughout the process.

In approving the Sub-Advisory Agreement with DeAMi, the Board considered various matters and materials provided by DeAMi. The Board considered, primarily, the benefits to the Fund of retaining a sub-advisor with global investment expertise given the complexity of the domestic and international securities markets and determined that the retention of DeAMi would enhance the Fund's ability to obtain best price and execution on trades in international markets. The Board also considered the particular expertise of DeAMi in managing the types of global investments that the Fund makes, including DeAMi's personnel and research capabilities. The Board also evaluated the extent of the services offered by DeAMi as well as its research arrangements with brokers who execute transactions on behalf of the Fund. The Board of Directors also considered information regarding the performance of other clients of DeAMi with investment objectives and policies similar to those of the Fund, and took into account the lack of any anticipated adverse impact to the Fund as a result of the Sub-Advisory Agreement, particularly that the compensation paid to DeAMi would be paid by ICCC, not by the Fund, and accordingly that the retention of DeAMi would not increase the fees and expenses otherwise incurred by the Fund's shareholders. After requesting and reviewing such information as they deemed necessary, the Board concluded that the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders. The Board noted that the sub-advisory contract was being transferred to DeAMi due to an internal reorganization and that no substantive changes in the management of the Fund and no change in the fees paid by the Fund would occur as a result of the transfer. No single factor was identified by the Board as the principal factor in determining whether to approve the Sub-Advisory Agreement. The Independent Directors were advised by separate independent legal counsel throughout this process.

                                  ADMINISTRATOR

ICCC serves as Administrator of the Fund. The Administrative Services Appendix to the Master Services Agreement provides that the Administrator, in return for its fee, will (a) supervise and manage all aspects of the Fund's operations; (b) provide the Fund with such executive, administrative, clerical and bookkeeping services as are deemed advisable by the Corporation's Board of Directors; (c) provide the Fund with, or obtain for it, adequate office space and all necessary office equipment and services including all items for any offices as are deemed advisable by the Corporation's Board of Directors; (d) supervise the operations of the Company's transfer and dividend disbursing agent; and (e) arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy materials, tax returns, reports to the Fund's shareholders and reports to and filings with the SEC and State Blue Sky authorities.

Under the Administrative Services Appendix to the Master Services Agreement, the Fund pays ICCC an annual fee based on the Fund's average daily net assets. This fee is calculated and accrued daily and the amounts of the daily accruals are paid monthly, at the annual rate of 0.15% of the Fund's average daily net assets. The Administrator may from time to time waive a portion of its administrative services fee.


For administrative services for the fiscal year ended August 31, 2004, the Fund paid the Administrator $29,287, all of which was waived. For administrative services for the fiscal year ended August 31, 2003, the Fund paid the Administrator $7,482, all of which was waived. For administrative services for the fiscal year ended August 31, 2002, the Fund paid the Administrator $7,622, all of which was waived.


The Administrative Services Appendix to the Master Services Agreement may be terminated at any time, on waivable written notice within 60 days and without any penalty, by vote of the Corporation's Board of Directors or by the Administrator. The agreement automatically terminates in the event of its assignment.

The Administrative Services Appendix to the Master Services Agreement obligates the Administrator to exercise care and diligence and to act in good faith and to use its best efforts within reasonable limits in performing the services provided for under the agreement, but the Administrator is not liable for any act or omission which does not constitute willful misfeasance, bad faith or gross negligence on the part of the Administrator.

                             DIRECTORS AND OFFICERS

Officers and Board of Directors of the Corporation


The overall business and affairs of the Corporation and the Fund is managed by the Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund agreements with its investment advisor, distributor, custodian and transfer agent. The Board of Directors and the executive officers are responsible for managing the Fund affairs and for exercising the Fund powers except those reserved for the shareholders and those assigned to the Advisor or other service providers. Each Director holds office until he or she resigns, is removed or a successor is appointed or elected and qualified. Each officer is elected to serve until he or she resigns, is removed or a successor has been duly appointed and qualified.

The following information is provided for each Director and Officer of the Corporation and the Fund's Board as of the end of the most recently completed calendar year. The first section of the table lists information for each

Director who is not an "interested person" of the Corporation and Fund. Information for each Non-Independent Director ("Interested Director") follows. The Interested Directors are considered to be interested persons as defined by the 1940 Act because of their employment with either the Fund's advisor and/or underwriter. The mailing address for the Directors and Officers with respect to the Corporation's operations is One South Street, Baltimore, Maryland, 21202.

The following individuals hold the same position with the Fund and the Corporation.

Independent Directors

--------------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position with the                                                                                 Number of Funds
Fund and Length of Time    Business Experience and Directorships                                  in the Fund
Served^1,^2                During the Past 5 Years                                                Complex Overseen
--------------------------------------------------------------------------------------------------------------------
Joseph R. Hardiman         Private Equity Investor (January 1997 to present); Director, Corvis           66
5/27/37                    Corporation3 (optical networking equipment) (July 2000 to present),
Chairman since 2004 and    Brown Investment Advisory & Trust Company (investment advisor)
Director since 2002        (February 2001 to present), The Nevis Fund (registered investment company) (July 1999 to present), and ISI Family of Funds (registered investment companies) (March 1998 to present).  Formerly, Director,
                           Soundview Technology Group Inc. (investment banking) (July 1998 to
                           January 2004) and Director, Circon Corp.3 (medical instruments)
                           (November 1998-January 1999); President and Chief Executive Officer,
                           The National Association of Securities Dealers, Inc. and The NASDAQ
                           Stock Market, Inc. (1987-1997); Chief Operating Officer of Alex.
                           Brown & Sons Incorporated (now Deutsche Bank Securities Inc.)
                           (1985-1987); General Partner, Alex. Brown & Sons Incorporated (now
                           Deutsche Bank Securities Inc.) (1976-1985)
--------------------------------------------------------------------------------------------------------------------
Richard R. Burt            Chairman, Diligence LLC (international information collection and             68
2/3/47                     risk-management firm (September 2002 to present); Chairman, IEP
Director since 1998        Advisors, Inc. (July 1998 to present); Chairman of the Board, Weirton
                           Steel Corporation3 (April 1996 to present); Member of the Board,
                           Hollinger International, Inc.3 (publishing) (September 1995 to present), HCL Technologies Limited (information technology) (April
                           1999 to present), UBS Mutual Funds (formerly known as Brinson and
                           Mitchell Hutchins families of funds) (registered investment companies) (September 1995 to present); and Member, Textron Inc.3
                           International Advisory Council (July 1996 to present). Formerly,
                           Partner, McKinsey & Company (consulting) (1991-1994) and US Chief
                           Negotiator in Strategic Arms Reduction Talks (START) with former
                           Soviet Union and US Ambassador to the Federal Republic of Germany
                           (1985-1991); Member of the Board, Homestake Mining3 (mining and exploration) (1998-February 2001), Archer Daniels Midland Company3
                           (agribusiness operations) (October 1996-June 2001) and Anchor Gaming
                           (gaming software and equipment) (March 1999 -December 2001)
--------------------------------------------------------------------------------------------------------------------



                                       37

--------------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position with the                                                                                 Number of Funds
Fund and Length of Time    Business Experience and Directorships                                  in the Fund
Served^1,^2                During the Past 5 Years                                                Complex Overseen
--------------------------------------------------------------------------------------------------------------------
S. Leland Dill             Trustee, Phoenix Euclid Market Neutral Funds (since May 1998),                66
3/28/30                    Phoenix Funds (24 portfolios) (since May 2004) (registered investment
Director since 2002        companies); Retired (since 1986). Formerly, Partner, KPMG Peat
                           Marwick (June 1956-June 1986); Director, Vintners International
                           Company Inc. (wine vintner) (June 1989-May 1992), Coutts (USA)
                           International (January 1992-March 2000), Coutts Trust Holdings Ltd.,
                           Coutts Group (private bank) (March 1991-March 1999); General Partner,
                           Pemco (investment company) (June 1979-June 1986); Trustee, Phoenix
                           Zweig Series Trust (September 1989-May 2004)
--------------------------------------------------------------------------------------------------------------------
Martin J. Gruber           Nomura Professor of Finance, Leonard N. Stern School of Business, New         66
7/15/37                    York University (since September 1964); Trustee (since January 2000)
Director since 2002        and Chairman of the Board (since February 2004), CREF (pension fund);
                           Trustee of the TIAA-CREF Mutual funds (53 portfolios) (since February
                           2004); Director, Japan Equity Fund, Inc. (since January 1992), Thai
                           Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc.
                           (since January 2000) (registered investment companies). Formerly,
                           Trustee, TIAA (pension fund) (January 1996-January 2000); Director,
                           S.G. Cowen Mutual Funds (January 1985- January 2001)
--------------------------------------------------------------------------------------------------------------------
Richard J. Herring         Jacob Safra Professor of International Banking and Professor, Finance         66
2/18/46                    Department, The Wharton School, University of Pennsylvania (since
Director since 2002        July 1972); Director, Lauder Institute of International Management
                           Studies (since July 2000); Co-Director, Wharton Financial
                           Institutions Center (since July 2000). Formerly, Vice Dean and
                           Director, Wharton Undergraduate Division (July 1995-June 2000)
--------------------------------------------------------------------------------------------------------------------
Graham E. Jones            Senior Vice President, BGK Realty, Inc. (commercial real estate)              66
1/31/33                    (since 1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck
Director since 2002        & Greer (since 1985) and Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998)
--------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel           President and Chief Executive Officer, The Pew Charitable Trusts              66
4/10/51                    (charitable foundation) (1994 to present); Executive Vice President,
Director since 2000        The Glenmede Trust Company (investment trust and wealth management)
                           (1983 to present)
--------------------------------------------------------------------------------------------------------------------
Philip Saunders, Jr.       Principal, Philip Saunders Associates (economic and financial                 66
10/11/35                   consulting) (since November 1988). Formerly, Director, Financial
Director since 2002        Industry Consulting, Wolf & Company (consulting)(1987-1988);
                           President, John Hancock Home Mortgage Corporation (1984-1986); Senior
                           Vice President of Treasury and Financial Services, John Hancock
                           Mutual Life Insurance Company, Inc. (1982-1986)
--------------------------------------------------------------------------------------------------------------------
William N. Searcy          Private investor since October 2003; Trustee of 18 open-end mutual            66
9/03/46                    funds managed by Sun Capital Advisers, Inc. (since October 1998).
Director since 2002        Formerly, Pension & Savings Trust Officer, Sprint Corporation3
                           (telecommunications) (since November 1989)
--------------------------------------------------------------------------------------------------------------------



                                       38

--------------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position with the                                                                                 Number of Funds
Fund and Length of Time    Business Experience and Directorships                                  in the Fund
Served^1,^2                During the Past 5 Years                                                Complex Overseen
--------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth        President, Robert H. Wadsworth Associates, Inc. (consulting firm)             69
1/29/40                    (May 1983 to present).  Formerly, President and Trustee, Trust for
Director since 1997        Investment Managers (registered investment company) (April 1999- June
                           2002).  President, Investment Company Administration, L.L.C. (January
                           1992*-July 2001); President, Treasurer and Director, First Fund
                           Distributors, Inc. (June 1990-January 2002); Vice President,
                           Professionally Managed Portfolios (May 1991-January 2002) and
                           Advisors Series Trust (October 1996-January 2002) (registered investment companies)

                           Inception date of the corporation which was the predecessor to the L.L.C.
--------------------------------------------------------------------------------------------------------------------


Officers

--------------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position with the
Fund and Length of Time    Business Experience and Directorships
Served^1,^2                During the Past 5 Years
--------------------------------------------------------------------------------------------------------------------
William N. Shiebler^4      Chief Executive Officer in the Americas for Deutsche Asset Management ("DeAM") and a
(1942)                     member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam
Director, 2004-present     Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments,
                           Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc.
                           (1990-1999)
--------------------------------------------------------------------------------------------------------------------
Julian F. Sluyters^5       Managing Director, Deutsche Asset Management (since May 2004); President and Chief
7/14/60                    Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central
President and Chief        Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder
Executive Officer since    Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004);
2004                       President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief
                           Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual
                           Fund Operations (1991 to 1998) UBS Global Asset Management
--------------------------------------------------------------------------------------------------------------------
Kenneth Murphy^6           Vice President, Deutsche Asset Management (2000-present); formerly, Director, John
10/13/63                   Hancock Signature Services (1992-2000)
Vice President and
Anti-Money Laundering
Compliance Officer since
2002
--------------------------------------------------------------------------------------------------------------------
Paul Schubert^5 (1963)     Managing Director, Deutsche Asset Management (2004-present); formerly, Executive
Chief Financial Officer,   Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS
2004-present               Global Asset Management (1994-2004)
--------------------------------------------------------------------------------------------------------------------
Charles A. Rizzo^6         Managing Director, Deutsche Asset Management (April 2004 to present). Formerly,
8/5/57                     Director, Deutsche Asset Management (April 2000-March 2004); Vice President and
Treasurer since 2002       Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.)
                           (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP)
                           (1993-1998)
--------------------------------------------------------------------------------------------------------------------
John Millette^6            Director, Deutsche Asset Management
8/23/62
Secretary since 2003
--------------------------------------------------------------------------------------------------------------------



                                       39

--------------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position with the
Fund and Length of Time    Business Experience and Directorships
Served^1,^2                During the Past 5 Years
--------------------------------------------------------------------------------------------------------------------
Daniel O. Hirsch           Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche
3/27/54                    Global Funds Ltd. (2002-present). Formerly, Director, Deutsche Asset Management
Assistant Secretary since  (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.)
2003                       (1998-1999); Assistant General Counsel, United States Securities and Exchange
                           Commission (1993-1998)
--------------------------------------------------------------------------------------------------------------------
Caroline Pearson^6         Managing Director, Deutsche Asset Management
4/1/62
Assistant Secretary,
since 2002
--------------------------------------------------------------------------------------------------------------------
Bruce A. Rosenblum         Director, Deutsche Asset Management
9/14/60
Vice President since 2003
and Assistant Secretary
since 2002
--------------------------------------------------------------------------------------------------------------------
Kevin M. Gay^6             Vice President, Deutsche Asset Management
11/12/59
Assistant Treasurer since
2004
--------------------------------------------------------------------------------------------------------------------
Salvatore Schiavone^6      Director, Deutsche Asset Management
11/03/65
Assistant Treasurer since
2003
--------------------------------------------------------------------------------------------------------------------
Kathleen Sullivan          Director, Deutsche Asset Management
D'Eramo^6
1/27/57
Assistant Treasurer since
2003
--------------------------------------------------------------------------------------------------------------------

^1 Unless otherwise indicated, the mailing address of each Director and Officer with respect to fund operations is One South Street, Baltimore, MD 21202.

^2 Length of time served represents the date that each Director or Officer first began serving in that position with Name of the Corporation of which this fund is a series.

^3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

^4       Address: 280 Park Avenue, New York, New York

^5       Address: 345 Park Avenue, New York, New York

^6       Address: Two International Place, Boston, Massachusetts 02110

Each Officer also holds similar positions for other investment companies for which DeAM, Inc. or an affiliate serves as the advisor.

Officer's Role with Principal Underwriter:  Scudder Distributors, Inc.

Caroline Pearson:              Secretary

Director Ownership in the Fund^1

                                                                              Aggregate Dollar Range of
                                               Dollar Range of                 Ownership as of 12/31/03
                                           Beneficial Ownership in             in all Funds Overseen by
                                               Scudder Global                          Director
Director                                      Biotechnology Fund                 in the Fund Complex^2
--------                                      ------------------                 ---------------------

Independent [Trustees/Directors]:

Richard R. Burt                                 [$/None]                        Over $100,000
S. Leland Dill                                  [$/None]                        Over $100,000
Martin J. Gruber                                [$/None]                        Over $100,000
Joseph R. Hardiman                              [$/None]                        Over $100,000
Richard J. Herring                              [$/None]                        Over $100,000
Graham E. Jones                                 [$/None]                        Over $100,000
Rebecca W. Rimel                                [$/None]                        Over $100,000
Philip Saunders, Jr.                            [$/None]                        Over $100,000
William N. Searcy                               [$/None]                        Over $100,000
William N. Shiebler                             [$/None]                        Over $100,000
Robert H. Wadsworth                             [$/None]                        Over $100,000

^1 The amount shown includes share equivalents of funds which the board member is deemed to be invested pursuant to the Fund's deferred compensation plan. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.

^2 Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the Director's economic interest is tied to the securities, employment ownership and securities when the Director can exert voting power and when the Director has authority to sell the securities. The dollar ranges are:
         None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, over $100,000.

Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Directors and their immediate family members of certain securities as of December 31, 2003. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).

                                                                                    Value of
                                  Owner and                                      Securities on       Percent of
Independent                    Relationship to                     Title of       an Aggregate      Class on an
Director                           Director          Company         Class           Basis        Aggregate Basis
--------                           --------          -------         -----           -----        ---------------
Richard R. Burt                                        None
S. Leland Dill                                         None
Martin J. Gruber                                       None
Joseph R. Hardiman                                     None
Richard Herring                                        None



                                       41

                                                                                    Value of
                                  Owner and                                      Securities on       Percent of
Independent                    Relationship to                     Title of       an Aggregate      Class on an
Director                           Director          Company         Class           Basis        Aggregate Basis
--------                           --------          -------         -----           -----        ---------------

Graham E. Jones                                        None
Rebecca W. Rimel                                       None
Philip Saunders, Jr.                                   None
William N. Searcy                                      None
Robert H. Wadsworth                                    None

As of ______________, the Directors and officers of the Corporation owned, as a group, less than 1% percent of the outstanding shares of the Fund.

To the best of the Fund's knowledge, as of _______________, no person owned of record or beneficially 5% or more of any class of the Fund's outstanding shares[, except as noted below].

Information Concerning Committees and Meetings of Directors

The Board of Directors of the Corporation met six times during the calendar year ended December 31, 2003 and each Director attended at least 75% of the meetings of the Board and meetings of the committees of the Board of Directors on which such Director served.

Board  Committees.   The   Corporation's   Board  currently  has  the  following
committees:

Audit and Compliance Committee. The Audit and Compliance Committee selects the independent registered public accounting firms for the Fund, confers with the independent registered public accounting firm regarding the Fund's financial statements, the results of audits and related matters, and performs such other tasks as it deems necessary or appropriate. The Audit and Compliance Committee approves all significant services proposed to be performed by the independent auditors and considers the possible effect of such services on their independence. The members of the Audit and Compliance Committee are S. Leland Dill (Chair) and all of the Independent Directors. The Audit Committee met seven times during the calendar year ended December 31, 2003.

Nominating  and  Governance  Committee.  The  primary  responsibilities  of  the
Nominating and Governance Committee, consisting of all the Independent Directors, are to make recommendations to the Board on issues related to the composition and operation of the Board, and communicate with management on those issues. The Nominating and Governance Committee also evaluates and nominates Board member candidates.* The Nominating and Governance Committee, which meets as often as deemed appropriate by the Committee, met once during the calendar year ended December 31, 2003.

* Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Funds.

Valuation Committee. The Valuation Committee is authorized to act for the Board of Directors in connection with the valuation of securities held by the Fund in accordance with the Fund's Valuation Procedures. Messrs. Gruber, Saunders and Wadsworth are members of the Committee with Messrs. Burt, Dill, Hardiman, Herring, Jones, Searcy and Ms. Rimel as alternates. Two Directors are required to constitute a quorum for meetings of the Valuation Committee. The Valuation Committee met [ ] time[s] during the calendar year ended December 31, 2003.

Additional Committees. On February 25, 2003, the Board of Directors organized a Fixed Income Committee, an Equity Committee and an Operations Committee. The members of the Fixed Income Committee are Messrs. Jones and Searcy and Ms. Rimel. The members of the Equity Committee are Messrs. Burt, Gruber, Hardiman and Herring. The members of the Operations Committee are Messrs. Dill, Saunders and Wadsworth. The Fixed Income, Equity and Operations Committees periodically review the investment performance and operations of the Fund. The Fixed

Income Committee met five times, the Equity Committee met five times and the Operations Committee met eight times during the calendar year ended December 31, 2003.

Remuneration. Officers of the Fund receive no direct remuneration from the Fund. Officers and Directors of the Fund who are officers or Directors of Deutsche Asset Management or the Advisor may be considered to have received remuneration indirectly. Each Director who is not an "interested person" of the Fund receives compensation from the Fund for his or her services, which includes an annual retainer fee and an attendance fee for each Board meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board meetings). Additionally, each Independent Director receives a fee for each telephonic Audit Committee or Board meeting in which he or she participates. Each Independent Director also may receive a fee for certain special committee meetings attended. In addition, the Chair of the Audit and Compliance Committee receives an annual fee for his services.

Members of the Board of Directors who are employees of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The following table shows compensation received by each Director from the Corporation and the Fund and aggregate compensation from the Fund Complex during the calendar year 2003.

                                                                Pension or Retirement      Total Compensation Paid to
Name of                          Compensation from Scudder   Benefits Accrued as Part of     Director from the Fund
Director                         Global Biotechnology Fund          Fund Expenses            and the Fund Complex^1
--------                         -------------------------          -------------            ----------------------
Richard R. Burt                                     $                    $0                          $168,640
S. Leland Dill                                      $                    $0                          $141,000
Martin J. Gruber                                    $                    $0                          $140,939
Joseph R. Hardiman^2                                $                    $0                          $136,000
Richard J. Herring^2                                $                    $0                          $139,390
Graham E. Jones                                     $                    $0                          $136,000
Rebecca W. Rimel^2                                  $                    $0                          $142,780
Philip Saunders, Jr.^2                              $                    $0                          $135,000
William N. Searcy                                   $                    $0                          $136,000
Robert H. Wadsworth                                 $                    $0                          $170,000

^1 During calendar year 2003, the total number of funds overseen by each Director was 68 funds except for Messrs. Burt (70 funds), Gruber (69 funds), Hale (201 funds), and Wadsworth (71 funds).

^2 Of the amounts payable to Ms. Rimel and Messrs. Hardiman, Herring and Saunders, $124,889, $48,150, $33,803 and $122,498, respectively, was deferred pursuant to a deferred compensation plan.

Certain funds in the Fund Complex, including this Fund, have adopted a Retirement Plan for Directors who are not employees of the Corporation, the Corporation's Administrator or their respective affiliates (the "Retirement Plan"). After completion of six years of service, each participant in the Retirement Plan will be entitled to receive an annual retirement benefit equal to a percentage of the fee earned by the participant in his or her last year of service. Upon retirement, each participant will receive annually 10% of such fee for each year that he or she served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by the participant in his or her last year of service. The fee will be paid quarterly, for life, by the fund for which he or she serves. The Retirement Plan is unfunded and unvested. Such fees are allocated to each of the 25 funds that have adopted the Retirement Plan based upon the relative net assets of such fund.

Set forth in the table below are the estimated annual benefits payable to a participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such participant in his or her last year of service, as described above. The approximate credited years of service at December 31, 2001 were as follows: for Ms. Rimel, 6 years; for Mr. Hardiman, 3 years; and for Mr. Burt and Mr. Wadsworth, 2 years.

        Estimated Annual Benefits Payable By Fund Complex Upon Retirement

  Years of Service          Chair Audit Committee           Other Participants
  ----------------          ---------------------           ------------------

      6 years                      $4,900                         $3,900
      7 years                      $9,800                         $7,800
      8 years                      $14,700                       $11,700
      9 years                      $19,600                       $15,600
  10 years or more                 $24,500                       $19,500

Effective February 12, 2001, the Board of Directors of the Corporation, as well as the Fund participating in the Retirement Plan, voted to amend the Plan as part of an overall review of the compensation paid to Directors. The amendments provided that no further benefits would accrue to any current or future Directors and included a onetime payment of benefits accrued under the Plan to Directors, as calculated based on the following actuarial assumptions: (1) retirement benefits at the later of age 65 or 10 years of service based on a 10% per year of service vesting schedule; (2) a 6% interest rate; and (3) rounding all calculations to the next whole year as of January 31, 2001. At each Director's election, this one-time payment could be transferred into the Deferred Compensation Plan, described below.

Any Director who receives fees from the Fund is permitted to defer 50% to 100% of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Burt, Wadsworth, Hardiman, and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Directors may select from among certain funds in the Scudder Family of funds in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Directors' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.

                        DISTRIBUTION AND SERVICES PLANS

Under a distribution plan adopted in accordance with Rule 12b-1 of the 1940 Act, Class A Shares, Class B Shares and Class C Shares are subject to a distribution plan ("Distribution Plan"). Under the Distribution Plan, Class A Shares will pay a fee to the Distributor in an amount computed at an annual rate of 0.25% of the average daily net assets of the Fund represented by Class A Shares. Class B Shares and Class C Shares will pay a fee to the Distributor in an amount computed at an annual rate of 0.75% of the average daily net assets of the Fund represented by Class B Shares and Class C Shares. The Distributor uses these fees to finance any activity which is principally intended to result in the sale of Class A Shares, Class B Shares and Class C Shares of the Fund subject to the Distribution Plan. Because distribution fees to be paid by the Fund to the Distributor may not exceed an annual rate of 0.25% of Class A Shares' and 0.75% of Class B Shares' and Class C Shares' average daily net assets, it will take the Distributor a number of years to recoup the expenses, including payments to other dealers, it has incurred for its sales services and distribution-related support services pursuant to the Distribution Plan. The Distribution Plan is a compensation-type plan. As such, the Fund makes no payments to the Distributor except as described above. Therefore, the Fund does not pay for unreimbursed expenses of the Distributor, including amounts expended by the Distributor in excess of amounts received by it from the Fund, interest, carrying or other financing charges in connection with excess amounts expended, or the Distributor's overhead expenses. However, the Distributor may be able to recover such amounts or may earn a profit from payments made on Shares under the Distribution Plan.

In addition, the Fund has entered into a Service Plan. Under the Service Plan, the Fund pays Scudder Distributors, Inc. for the provision of certain services to the holders of Class B Shares and Class C Shares a fee computed at an annual rate of 0.25% of the average daily net assets of each such class of shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund, providing reports and other information to shareholders and investment professionals, and services related to the maintenance of shareholder accounts, and other services. Scudder Distributors, Inc. determines the amounts to be paid to investment professionals, the schedules of such fees and the basis upon which such fees will be paid.

Furthermore, with respect to Class A Shares, Class B Shares and Class C Shares, the Distributor may offer to pay a fee from its own assets to financial institutions as financial assistance for providing substantial sales services, distribution related support services, or shareholder services.

As compensation for providing distribution and shareholder services to the Fund, the Fund's distributor received fees in the following amounts:


                                              Fiscal Year                    Fiscal Year              Fiscal Year
                                                Ended                          Ended                     Ended
Fee                                         August 31, 2004                 August 31, 2003          August 31, 2002
---                                         ---------------                 ---------------          ---------------

Distribution Fee (Class A Shares)                                           $10,443                       $11,077
Distribution Fee (Class B Shares)                                            $3,477                        $2,787
Distribution Fee (Class C Shares)                                            $2,603                        $2,097
Shareholder Servicing Fee (Class B                                           $1,159                          $929
Shares)
Shareholder Servicing Fee (Class C                                             $868                          $699
Shares)
Class A Commissions                                                          $4,816                        $1,154
Class C Commissions                                                             $20                           N/A
Class B Contingent Deferred Sales Charge                                       $745                          $650
Class C Contingent Deferred Sales Charge                                       $466                           $48

                        PURCHASE AND REDEMPTION OF SHARES

Scudder Distributors, Inc. ("SDI") serves as the distributor of the Fund's shares pursuant to the Distribution Agreement. The terms and conditions of the Distribution Agreement are exactly the same as the Distribution Agreement with ICC Distributors, Inc., the former distributor of the Fund. SDI enters into a Selling Group Agreement with certain broker-dealers (each a "Participating Dealer"). If a Participating Dealer previously had agreements in place with SDI and ICC Distributors, Inc., the SDI Agreement will control. If the Participating Dealer did not have an agreement with SDI, then the terms of your assigned ICC Distributors, Inc. agreement will remain in effect. These Selling Group Agreements may be terminated by their terms or by the terms of the Distribution Agreement, as applicable. SDI is a wholly owned subsidiary of Deutsche Bank AG. The address for SDI is 222 South Riverside Plaza, Chicago, IL 60606.

Shares of the Fund are distributed by SDI. The Fund offers three classes of shares, Class A, B and C. General information on how to buy shares of the Fund is set forth in "Buying and Selling Fund shares" in the Fund's Prospectus. The following supplements that information.

General Information

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of the Fund next determined after receipt in good order by SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date").

Certificates. Share certificates will not be issued. Share certificates now in a shareholder's possession may be sent to the transfer agent for cancellation and book-entry credit to such shareholder's account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund's shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent, Scudder Investments Service Company (the "Transfer Agent") will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. The Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50, maximum $250,000) from or to a shareholder's bank, savings and loan, or credit union account in connection with the purchase or redemption of the Fund's shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

Tax-Sheltered   Retirement   Plans.  The  Shareholder   Service  Agent  provides
retirement plan services and documents and SDI can establish investor accounts in any of the following types of retirement plans:

o Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE"), Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

o 403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

The Fund reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, the Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of the Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

The Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. The Fund also reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number.

Financial Services Firms' Compensation. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients, and SDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.

SDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of the Fund sold under the following conditions: (i) the purchased shares are held in a Scudder IRA account, (ii) the shares are purchased as a direct "roll over" of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by the transfer agent, (iii) the registered representative placing the trade is a member of Executive Council, a group of persons designated by SDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission.

In addition to the discounts or commissions described herein and the prospectus, SDI may pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of the Fund. In some instances, such amounts may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Fund, or other Funds underwritten by SDI.

SDI may re-allow to dealers up to the full applicable Class A sales charge during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the 1933 Act. SDI may in its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of the Fund at net asset value in accordance with the Large Order NAV Purchase Privilege and one of the three following compensation schedules up to the following amounts:

           Compensation Schedule #1(1)                Compensation Schedule #2(2)         Compensation Schedule #3(2)
                                                                            As a
                                       As a                            Percentage of                           As a
Amount of                          Percentage of    Amount of Shares     Net Asset        Amount of       Percentage of
Shares Sold                       Net Asset Value         Sold             Value         Shares Sold     Net Asset Value
-----------                       ---------------         ----             -----         -----------     ---------------

$1 million to $5 million               1.00%        Under $15 million      0.75%       Over $15 million   0.25% - 0.50%

Over $5 million to $50 million         0.50%                --                --                --                 --

Over $50 million                       0.25%                --                --                --                 --

(1) The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer-sponsored employee benefit plans using the proprietary subaccount record keeping system, made available through the transfer agent. For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, SDI will consider the cumulative amount invested by the purchaser in the Fund and other Funds listed under "Combined Purchases," including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above.

(2) Compensation Schedules 2 and 3 apply to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system. The Compensation Schedule will be determined based on the value of the conversion assets. Conversion from "Compensation Schedule #2" to "Compensation Schedule #3" is not an automatic process. When a plan's assets grow to exceed $15 million, the Plan Sponsor must contact its client relationship manager to discuss a conversion to Compensation Schedule #3.

The privilege of purchasing Class A shares of the Fund at net asset value under the Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege also applies.

SDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. SDI is compensated by the Fund for services as distributor and principal underwriter for Class B shares. SDI advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares. For periods after the first year, SDI currently pays firms for sales of Class C shares of distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. SDI is compensated by the Fund for services as distributor and principal underwriter for Class C shares.

Class A Purchases. The sales charge scale is applicable to purchases made at one time by any "purchaser," which includes: an individual; or an individual, his or her spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account; or an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Code; or other organized group of persons whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

                                                                Sales Charge
                                                                ------------
                                                                                         Allowed to Dealers
                                           As a Percentage of     As a Percentage of     as a Percentage of
Amount of Purchase                            Offering Price       Net Asset Value*        Offering Price
------------------                            --------------       ---------------         --------------
Less than $50,000                                 5.75%                 6.10%                 5.20%
$50,000 but less than $100,000                    4.50                  4.71                  4.00
$100,000 but less than $250,000                   3.50                  3.63                  3.00
$250,000 but less than $500,000                   2.60                  2.67                  2.25
$500,000 but less than $1 million                 2.00                  2.04                  1.75
$1 million and over                                .00**                 .00**                ***

*        Rounded to the nearest one-hundredth percent.

** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

***      Commission is payable by SDI as discussed below.


Class A NAV Sales. Class A shares may be sold at net asset value to:

(a) a current or former director or trustee of Deutsche or Scudder mutual funds;

(b) an employee (including the employee's spouse or life partner and children or stepchildren age 21 or younger) of Deutsche Bank or its affiliates or of a subadvisor to any fund in the Scudder family of funds or of a broker-dealer authorized to sell shares of the Fund or service agents of the Fund;

(c) certain professionals who assist in the promotion of Scudder mutual funds pursuant to personal services contracts with SDI, for themselves or members of their families. SDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased;

(d) any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding paragraphs (a) and (b);

(e) persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;

(f)      persons  who  purchase  shares  of the Fund  through  SDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups;

(g) selected employees (including their spouses or life partners and children or stepchildren age 21 or younger) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to an agreement with SDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares qualify;

(h) unit investment trusts sponsored by Ranson & Associates, Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;

(i) through certain investment advisors registered under the Investment Advisers Act of 1940 and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by SDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Fund;

(j) (1) employer sponsored employee benefit plans using the Flex subaccount recordkeeping system ("Flex Plans"), established prior to October 1, 2003, provided that the Flex Plan is a participant-directed plan that has not less than 200 eligible employees and (2) investors investing $1 million or more, either as a lump sum or through the "Combined
         Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above (collectively, the "Large Order NAV Purchase Privilege"). The Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege is available; and

(k) in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends, and under other circumstances deemed appropriate by SDI and consistent with regulatory requirements.

Class A shares also may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D.
IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (i) Proposed Settlement with Defendants; and (ii) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, SDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by SDI. The privilege of purchasing Class A shares of the Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

Class A Quantity Discounts. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or SDI whenever a quantity discount or reduced sales charge is applicable to a purchase. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

Letter of Intent. The reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of Class A shares of Scudder Funds that bear a sales charge made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by SDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer-sponsored employee benefit plan maintained on the subaccount record keeping system available through the Shareholder Service Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price, which is determined by adding the maximum applicable sales load charged to the net asset value) of all Class A shares of such Scudder Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares.





Class A Cumulative Discount. Class A shares of the Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares being purchased, the value of all Class A shares of Scudder Funds that bear a sales charge (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor or his or her immediate family member.

For purposes of the Combined Purchases, Letter of Intent and Cumulative Discount features described above, employer sponsored employee benefit plans using the Flex subaccount record keeping system may include: (a) Money Market Funds as "Scudder Funds", (b) all classes of shares of any Scudder Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.





Combined Purchases. The Fund's Class A shares may be purchased at the rate applicable to the sales charge discount bracket attained by combining same day investments in Class A shares of any Scudder Funds that bear a sales charge.

Class C Purchases. Class C shares of a fund are offered at net asset value. No initial sales charge is imposed. Class C shares sold without an initial sales charge allow the full amount of the investor's purchase payment to be invested in Class C shares for his or her account. Class C shares continue to be subject to a contingent deferred sales charge of 1.00% (for shares sold within one year of purchase) and Rule 12b-1 fees, as described in the Funds' Prospectuses and SAI.





Multi-Class Suitability. SDI has established the following procedures regarding the purchase of Class A, Class B and Class C shares. Orders to purchase Class B shares of $100,000 or more and orders to purchase Class C shares of $500,000 or more will be declined with the exception of orders received from firms acting for clients whose shares will be held in an omnibus account and employer-sponsored employee benefit plans using the Flex subaccount record keeping system ("Flex System") maintained by ADP under an alliance with SDI and its affiliates ("Scudder Flex Plans").

The following provisions apply to Scudder Flex Plans.

a. Class B Share Scudder Flex Plans. Class B shares have not been sold to Scudder Flex Plans that were established on the System after October 1, 2003. Orders to purchase Class B shares for a Scudder Flex Plan established on the System prior to October 1, 2003 that has regularly been purchasing Class B shares will be invested instead in Class A shares at net asset value when the combined subaccount value in Scudder Funds or other eligible assets held by the plan is $100,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $100,000 threshold. A later decline in assets below the $100,000 threshold will not affect the plan's ability to continue to purchase Class A shares at net asset value.

b. Class C Share Scudder Flex Plans. Orders to purchase Class C shares for a Scudder Flex Plan, regardless of when such plan was established on the System, will be invested instead in Class A shares at net asset value when the combined subaccount value in Scudder Funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $1,000,000 threshold. A later decline in assets below the $1,000,000 threshold will not affect the plan's ability to continue to purchase Class A shares at net asset value.

c. Class C Share Scudder Choice Plans. Orders to purchase Class C shares for a Scudder Choice Plan that has been regularly purchasing Class C shares will be invested instead in Class A shares at net asset value when the combined subaccount value in Scudder Funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for purchases made beginning in the month after eligible plan assets reach the $1,000,000 threshold. In addition, as a condition to being permitted to use the Choice Plan platform, plans must agree that, within one month after eligible plan assets reach the $1,000,000 threshold, all existing Class C shares held in the plan will be automatically converted to Class A shares.




Automatic Investment Plan. A shareholder may purchase additional shares of the Fund through an automatic investment program. With the Direct Deposit Purchase Plan ("Direct Deposit"), investments are made automatically (minimum $50 and maximum $250,000) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. The Fund may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution.

Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) The Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Redemptions


Redemption fee. Each Fund may impose a redemption fee on shares held less than a period determined by the Board. Shareholders will be provided with 60-days notice before such a policy is implemented.

The Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the Exchange is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of the Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of the Fund's shareholders.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to SDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if the Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. The Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of the Fund's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares subject to CDSCs may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this Plan must reinvest Fund distributions.

The purchase of Class A shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, the Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals.

Contingent Deferred Sales Charge (CDSC). The following example will illustrate the operation of the CDSC. Assume that an investor makes a single purchase of $10,000 of the Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the CDSC would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3.00% ($300) because it was in the second year after the purchase was made.

The rate of the CDSC is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March 2004 will be eligible for the second year's charge if redeemed on or after March 1, 2005. In the event no specific order is requested when redeeming shares subject to a CDSC, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. SDI receives any CDSC directly. The charge will not be imposed upon redemption of reinvested dividends or share appreciation.

The Class A CDSC will be waived in the event of:

(a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a
         participant-directed   qualified  retirement  plan  described  in  Code
         Section 403(b)(7) which is not sponsored by a K-12 school district;

(b) redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent;

(c) redemption of shares of a shareholder (including a registered joint owner) who has died;

(d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration);

(e) redemptions under the Fund's Automatic Withdrawal Plan at a maximum of 12% per year of the net asset value of the account; and

(f) redemptions of shares whose dealer of record at the time of the investment notifies SDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.

The Class B CDSC will be waived  for the  circumstances  set forth in items (c),
(d) and (e) for Class A shares. In addition, this CDSC will be waived:

(a) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(2)(A)(iv) prior to age 59 1/2;

(b) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Scudder IRA accounts); and

(c) in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent: (1) to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the CDSC and the conversion privilege),
         (2) in connection with retirement distributions (limited at any one time to 12% of the total value of plan assets invested in the Fund),
         (3) in connection with distributions qualifying under the hardship provisions of the Code and (4) representing returns of excess contributions to such plans.

The Class C CDSC will be waived  for the  circumstances  set forth in items (b),
(c), (d) and (e) for Class A shares and for the circumstances set forth in items
(a) and (b) for Class B shares. In addition, this CDSC will be waived for:

(a) redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to Scudder Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly, and

(b) redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

In-kind Redemptions. The Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities in accordance with applicable regulatory requirements. These securities will be chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Exchanges. Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other Scudder Funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.

Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Scudder Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with SDI. You may exchange from the following money market funds into the same class of a Scudder fund, if available, at net asset value, subject to the conditions detailed in each fund's prospectus: Cash Management Fund Investment, Tax Free Money Fund Investment, New York Tax Free Money Fund Investment, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional and Treasury Money Fund Institutional.



Shareholders must obtain prospectuses of the Funds they are exchanging into from dealers, other firms or SDI.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a Scudder Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such Scudder Fund. Exchanges will be made automatically until the shareholder or the Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

Multi-Class Conversions. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's Fund account will be converted to Class A shares on a pro rata basis.

                          ACCOUNT AND SHARE INFORMATION

Voting Rights

Each share of the Fund shall have equal rights with each other share of the Fund with respect to the assets of the Corporation pertaining to the Fund. Upon liquidation of the Fund, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to their class.

Shareholders of the Fund are entitled to one vote for each full share held and to a fractional vote for fractional shares. Shareholders in the Fund generally vote in the aggregate and not by class, unless the law expressly requires otherwise or the Directors determine that the matter to be voted upon affects only the interests of shareholders of a certain class of shares. The voting rights of shareholders are not cumulative. Shares have no preemptive or conversion rights (other than the automatic conversion of Class B Shares into Class A Shares as described in the prospectus). Shares are fully paid and non-assessable by the Corporation. It is the intention of the Corporation not to hold meetings of shareholders annually. The Directors of the Corporation may call meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or as may be permitted by the Articles of Incorporation or By-laws.

Directors may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Corporation's outstanding shares of all series entitled to vote.

The Corporation's Articles of Incorporation provide that the presence in person or by proxy of the holders of record of one-third of the shares outstanding and entitled to vote shall constitute a quorum at all meetings of shareholders of the Fund, except as otherwise required by applicable law. The Articles of Incorporation further provide that all questions shall be decided by a majority of the votes cast at any such meeting at which a quorum is present, except as otherwise required by applicable law.

The Corporation's Articles of Incorporation provide that, at any meeting of shareholders, a financial intermediary may vote any shares as to which that financial intermediary is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which that financial intermediary is the agent of record. Any shares so voted by a financial intermediary are deemed represented at the meeting for purposes of quorum requirements.

Shareholders owning 25% or more of outstanding Shares may be deemed to have control and be able to affect the outcome of certain matters presented for a vote of shareholders.

The Fund is organized as series of an open-end investment company and is organized as a Maryland corporation. The Fund currently invests its assets directly in securities. In the future, upon approval by a majority vote of the Board of Directors, the Fund may be reorganized into a master-feeder structure. The Fund would then become a "feeder fund" investing all of its assets in a corresponding "Master Portfolio." Should the Directors approve the reorganization, the Fund and its Master Portfolio would have the same investment objective.

                           DIVIDEND REINVESTMENT PLAN

The Fund's policy is to distribute to shareholders substantially all of its net investment income in the form of dividends and to distribute net realized capital gains at least annually.

Unless you elect otherwise, all income and capital gain distributions will be reinvested in additional Fund shares at net asset value. You may elect to receive your distributions in cash or to have your distributions invested in shares of other Scudder funds. To make either of these elections or to terminate automatic reinvestment, complete the appropriate section of the Application Form or notify the Transfer Agent, your securities dealer or your servicing agent at least five days before the date on which the next dividend or distribution will be paid.

                                      TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the Fund. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in the Fund.

Taxation of the Fund. The Fund has elected to be treated as a regulated investment company under Subchapter M of the Code, and has qualified as such since its inception. The Fund intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the Fund level. In order to qualify as a regulated investment company, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. The Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies. The Fund must diversify its holdings so that, at the end of each quarter of its taxable year,
(i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, US government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the US Government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses. The Fund is required to distribute to its shareholders at least 90% of its taxable and tax-exempt net investment income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gains in the manner required under the Code.

If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. Such distributions would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

The Fund is subject to a 4% nondeductible excise tax on amounts required to be but that are not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although the Fund's distribution policies should enable it to avoid excise tax liability, the Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of the Fund.

Taxation of Distributions from the Fund. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends ("capital gain dividends") will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the reinvestment privilege. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains.

Long-term capital gain rates applicable to individuals have been temporarily reduced -- in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets -- for taxable years beginning on or before December 31, 2008.

In order for some portion of the dividends received by the Fund shareholder to be "qualified dividend income," the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 120-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 180-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property,
(3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a foreign personal holding company, foreign investment company, or passive foreign investment company.

In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares. Only qualified dividend income received by the Fund after December 31, 2002 is eligible for pass-through treatment. If the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund's dividends (other than dividends properly designated as capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

Dividends from domestic corporations may comprise a substantial part of the Fund's gross income. If any such dividends constitute a portion of the Fund's gross income, a portion of the income distributions of the Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of the Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of the Fund are deemed to have been held by the Fund or the shareholder, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend.

Transactions in Fund Shares. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon the taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period. Furthermore, any loss from the sale or redemption of shares held six months or less generally will be disallowed to the extent that tax-exempt interest dividends were paid on such shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition.

Foreign Taxation. Foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities may occur. These taxes may be reduced or eliminated under the terms of an applicable US income tax treaty. As it is not expected that more than 50% of the value of the Fund's total assets will consist of securities issued by foreign corporations, the Fund will not be eligible to pass through to shareholders its proportionate share of any foreign taxes paid, with the result that shareholders will not be able to include in income, and will not be entitled to take any credits or deductions for such foreign taxes.

Passive Foreign Investment Companies. Equity investments by the Fund in certain "passive foreign investment companies" ("PFICs") could potentially subject the Fund to a US federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a "qualified electing fund" (a "QEF election"), in which case the Fund would be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return. Dividends paid by PFICs will not be eligible to be treated as "qualified dividend income."

Other Tax Considerations. The Fund's use of options, futures contracts, forward contracts (to the extent permitted) and certain other Strategic Transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate the Fund's income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

The Fund's investment in zero coupon bonds and other debt obligations having original issue discount may cause the Fund to recognize taxable income in excess of any cash received from the investment.

Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish the Fund with their taxpayer identification numbers and certifications as to their tax status.

Shareholders   of  the  Fund  may  be  subject  to  state  and  local  taxes  on distributions received from the Fund and on redemptions of the Fund's shares. Any shareholder who is not a US Person (as such term is defined in the Code) should consider the US and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a flat US withholding tax rate of 30% (or a potentially lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from US sources under the Code.

Capital gains distributions may be reduced if Fund capital loss carryforwards are available. Any capital loss carryforwards to which the Fund is entitled are disclosed in the Fund's annual and semi-annual reports to shareholders.

All distributions by the Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of and investment on their particular tax situation.

Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

                                 CODES OF ETHICS

The Board of Directors of the Corporation has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Corporation's Code permits access persons to engage in personal trading provided that the access persons comply with the provisions of the Advisors' Code of Ethics, as applicable, and requires that each of these Codes be approved by the Board of Directors. In addition, the Corporation's Code contains reporting requirements applicable to Independent Directors of the Corporation. ICCC has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Code permits access persons to invest in securities that may be purchased or held by the Corporation for their own accounts, but requires compliance with the Code's preclearance requirements. In addition, the Code provides for trading "blackout periods" that prohibit trading by access persons within periods of trading by the Fund in the same security, subject to certain exceptions. The Code also prohibits short term trading profits and personal investment in initial public offerings. The Code requires prior approval with respect to purchases of securities in private placements.

The Sub-Advisor has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Sub-Advisor's Code permits access persons to trade securities that may be purchased or held by the Fund but prohibits front-running, frequent buying and selling, and purchase of restricted list securities without prior approval. The Sub-Advisor's Code also requires prior approval for personal investments in initial public offerings and prohibits investments in private placements.

The Codes of the Corporation, the Advisor and Sub-Advisor are on public file with, and are available from the SEC.

                             BROKERAGE TRANSACTIONS

The Sub-Advisor is responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection and for negotiation of commission rates, subject to the supervision of ICCC. Purchases and sales of securities on a securities exchange are effected through broker-dealers who charge a commission for their services. Brokerage commissions are subject to negotiation between the Sub-Advisor and the broker-dealers. The Sub-Advisor may direct purchase and sale orders to any broker-dealer, including, to the extent and in the manner permitted by applicable law, its advisory affiliates and SDI.

In over-the-counter transactions, orders are placed directly with a principal market maker and such purchases normally include a mark up over the bid to the broker-dealer based on the spread between the bid and asked price for the security (although sometimes they may include commission-like charges). Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter. On occasion, certain money market instruments may be purchased directly from an issuer without payment of a commission or concession. The Fund will not deal with affiliates of the Advisors in any transaction in which they act as a principal, except as may be permitted by law.

If affiliates of the Advisors are participating in an underwriting or selling group, the Fund may not buy portfolio securities from the group except in accordance with rules of the SEC. The Fund believes that the limitation will not affect its ability to carry out its present investment objective.

The Sub-Advisor's primary consideration in effecting securities transactions is to obtain best price and execution of orders on an overall basis. As described below, however, the Sub-Advisor may, in its discretion, effect transactions with broker-dealers that furnish statistical, research or other information or services, including brokerage services, which are deemed by the Sub-Advisor to be beneficial to the Fund's investment program. Certain research services furnished by broker-dealers also may be useful to the Sub-Advisor with clients other than the Fund. Similarly, any research services received by the Sub-Advisor through placement of portfolio transactions of other clients may be of value to the Sub-Advisor in fulfilling its obligations to the Fund. Although the Sub-Advisor's policies and procedures may not produce mathematical precision in the allocation of the costs of these services with respect to individual purchases and sales of securities to each account, its policies are reasonably intended to produce fairness over time such that each account will bear its proportionate share of costs to pay for such brokerage or research services and benefits, consistent with the Sub-Advisor's duty to seek best execution and best price obtainable under the circumstances in light of the Sub-Advisor's overall responsibilities for all accounts under its management. In over-the-counter transactions, the Sub-Advisor generally will not pay any commission or other remuneration for research services. Subject to periodic review by the Corporation's Board of Directors, the Sub-Advisor is also authorized to pay broker-dealers other than affiliates of the Advisors higher commissions than another broker might have charged on brokerage transactions for the Fund for brokerage or research services. The allocation of orders among broker-dealers and the commission rates paid by the Fund will be reviewed periodically by the Board. The foregoing policy under which the Fund may pay higher commissions to certain broker-dealers in the case of agency transactions does not apply to transactions effected on a principal basis.

Subject to the above considerations, the Board of Directors has authorized the Fund to effect portfolio transactions through affiliates of the Advisors. At the time of such authorization, the Board adopted certain policies and procedures incorporating the standards of Rule 17e-1 under the 1940 Act, which requires that the commissions paid to affiliates of the Advisors must be "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." Rule 17e-1 also contains requirements for the review of such transactions by the Board of Directors and requires ICCC and the Sub-Advisor to furnish reports and to maintain records in connection with such reviews.

When selecting a broker-dealer to effect portfolio transactions on behalf of the Fund, the Sub-Advisor may, provided that it can be done consistently with the policy of obtaining the most favorable net results, consider the activities of the broker-dealer in selling shares of any Scudder-branded (funds marketed with the Scudder name), open-end investment company. The Advisor has informed the Board of each Scudder-branded, open-end investment company of these practices and has undertaken to provide to the Boards regular reports about its selection of broker-dealers to effect portfolio transactions. The Advisor believes that these reports are important because it recognizes that it or its affiliates may derive some benefit from these practices. The Advisor and its affiliates expect that each of the Funds will benefit by the direction of orders of the Funds to broker-dealers in consideration of those broker-dealers' sales of the Scudder-branded, open-end funds in general.


For the  fiscal  years  ended  August  31,  2002,  2003 and 2004,  the Fund paid
aggregate   brokerage   commissions   of  $13,446,   $25,153   and   $__________
respectively.  The Fund is required to identify any  securities  of its

"regular broker or dealers" (as such term is defined in the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of August 31, 2003, the Fund did not hold any securities of its regular brokers or dealers.

For the fiscal year ending August 31, 2004:


                             Percentage of          Percentage of         Dollar Amount of      Dollar Amount of
                          Commissions Paid to   Transactions Involving   Commissions Paid to      Transactions
                               Affiliated        Commissions Paid to         Brokers for         Allocated for
Name of Fund                    Brokers           Affiliated Brokers      Research Services    Research Services
------------                    -------           ------------------      -----------------    -----------------


Scudder Global                     0%                     0%


Biotechnology Fund

Capital Stock

Under the Corporation's Articles of Incorporation, the Corporation is authorized to issue Shares of common stock, par value of $.001 per share. The Board of Directors may increase or decrease the number of authorized Shares without shareholder approval.

The Corporation's Articles of Incorporation provide for the establishment of separate series or separate classes of Shares by the Directors at any time without shareholder approval. The Corporation currently offers three series and the Board has designated various classes of shares for each series. This Statement of Additional Information describes: Global Biotechnology Fund Class A, B and C Shares. In the event separate series or classes are established, all Shares of the Corporation, regardless of series or class, would have equal rights with respect to voting, except that with respect to any matter affecting the rights of the holders of a particular series or class, the holders of each series or class would vote separately. Each such series would be managed separately and shareholders of each series would have an undivided interest in the net assets of that series. For tax purposes, each series would be treated as a separate entity. Generally, each class of Shares issued by a particular series would be identical to every other class and expenses of the Corporation (other than 12b-1 and any applicable service fees) are prorated between all classes of a series based upon the relative net assets of each class. Any matters affecting any class exclusively would be voted on by the holders of such class.

Shareholders of the Corporation do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding Shares voting together for election of Directors may elect all the members of the Board of Directors of the Corporation. In such event, the remaining holders cannot elect any members of the Board of Directors of the Corporation.

There are no preemptive, conversion or exchange rights applicable to any of the Shares. The Corporation's issued and outstanding Shares are fully paid and non-assessable. In the event of liquidation or dissolution of the Corporation, each Share is entitled to its portion of the Corporation's assets (or the assets allocated to a separate series of shares if there is more than one series) after all debts and expenses have been paid.

                CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES

Investors Bank & Trust Company ("IBT Co.") is custodian for the securities and cash of the Fund's assets. For the period from March 31, 2001 (the Fund's inception) through August 31, 2001, IBT Co. was paid $27,695 as compensation for providing services to the Fund. For the fiscal year ended August 31, 2002, the Fund paid $66,561 to IBT Co. for its services. For the fiscal year ended August 31, 2003, the Fund paid $66,923 to IBT Co. for its services. Foreign instruments purchased by the Fund are held by various sub-custodial arrangements employed by IBT Co. Scudder Investments Service Company ("SISC"), 811 Main Street, Kansas City, Missouri 64105-2005, an affiliate of the Advisor, is the Fund's transfer and dividend disbursing agent. As compensation for providing these services, the Fund pays SISC up to $16.66 per account per year, plus reimbursement for out-of-pocket expenses incurred in connection therewith. For the period from March 30, 2001 (the Fund's inception date) through

August 31, 2001, such fees totaled $22,671 for the Fund. For the fiscal year ended August 31, 2002, the Fund aggregated $18,997 in transfer agency charges. For the fiscal year ended August 31, 2003, the Fund aggregated $15,386 in transfer agency charges. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC had delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are born by SISC, not by the fund.

ICCC also provides certain accounting services to the Fund. As compensation for these services, ICCC receives an annual fee, calculated daily and paid monthly as shown below.

                                               Incremental Annual
Average Daily Net Assets                         Accounting Fee
------------------------                         --------------

0 - $10,000,000                                        $25,000 (fixed fee)
$10,000,000 - $25,000,000                              0.080%
$25,000,000 - $50,000,000                              0.060%
$50,000,000 - $75,000,000                              0.040%
$75,000,000 - $100,000,000                             0.035%
$100,000,000 - $500,000,000                            0.017%
$500,000,000 - $1,000,000,000                          0.006%
over $1,000,000,000                                    0.002%

For the period from March 31, 2001 (the Fund's inception) through August 31, 2001, ICCC received accounting fees of $5,893 from the Fund. For the fiscal year ended August 31, 2002, ICCC received accounting fees of $26,365 all of which was waived, from the Fund. The amount charged to the Fund by ICCC for accounting services aggregated $24,766, of which $1,889 is unpaid for the fiscal year ended August 31, 2003.

In addition, the Fund will reimburse ICCC for the following out-of-pocket expenses incurred in connection with ICCC's performance of its services under the Master Services Agreement including: express delivery service, independent pricing and storage.

At its expense, ICCC has delegated its fund accounting and related duties to Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor. In turn, as of April 1, 2003, SFAC and ICCC have retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund.

Semi-Annual Reports and Annual Reports

The Fund furnishes shareholders with semi-annual reports and annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent accountants.

                             INDEPENDENT ACCOUNTANTS


_________________serves as independent accountants to the Corporation.


Legal Matters

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York serves as counsel to the Corporation.

Proxy Voting Guidelines


The Fund has delegated proxy voting responsibilities to their investment advisor, subject to the Board's general oversight. The Fund have delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Fund's best economic interests. The Advisor has adopted its own Proxy Voting Policies and

Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the Advisor and its affiliates, including the Fund's principal underwriter. The Guidelines set forth the Advisor's general position on various proposals, such as:

o Shareholder Rights -- The Advisor generally votes against proposals that restrict shareholder rights.

o Corporate Governance -- The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

o Anti-Takeover Matters -- The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

o Compensation Matters -- The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor's criteria.

o Routine Matters -- The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the 1940 Act.

Although the Guidelines set forth the Advisor's general voting positions on various proposals, the Advisor may, consistent with the Funds' best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how a Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission's Web site at www.sec.gov or by visiting our Web site at: aarp.scudder.com for Class AARP shares, myscudder.com for Class S shares, or scudder.com for all other classes (type "proxy voting" in the search field).


                              FINANCIAL STATEMENTS


The financial statements for the Fund for the fiscal year ended August 31, 2004 are incorporated herein by reference to the Fund's Annual Report dated August 31, 2004, which has been filed with the SEC.

Information concerning portfolio holdings of a Scudder Fund as of a month end is available upon request no earlier than the 16th day after month end. Please call Scudder Investments at the number appearing on the front cover of this SAI to make such a request.


                             ADDITIONAL INFORMATION

The CUSIP numbers for each class of the Fund are:

          Class A: 81116R 705

          Class B: 81116R 804

          Class C: 81116R 887

The Fund has a fiscal year ending August 31.

Many of the investment transactions in the Fund will be made at prices different from those prevailing at the time they may be reflected in a regular report to shareholders of the Fund. These transactions will reflect investment decisions made by the Advisor in light of the Fund's investment objectives and policies, its other portfolio holdings and tax considerations, and should not be construed as recommendations for similar action by other investors.

The Fund's prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement and its amendments which the Fund has filed with the SEC under the 1933 Act and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby. The Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

                                   APPENDIX A

STANDARD & POOR'S

Long-Term Debt Rating Definitions

AAA -- The highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA -- A very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A -- A strong capacity to pay interest and repay principal although somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB -- Regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB -- Less near-term vulnerability to default than other speculative issues. However, faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B -- A greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. Also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC -- A currently identifiable vulnerability to default, and dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, not likely to have the capacity to pay interest and repay principal. Also used for debt subordinated to senior debt that is assigned an actual or implied B or B rating.

CC -- Typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating.

C -- Typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. May be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

Commercial Paper (CP) Ratings

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

A-1 -- Indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 -- Capacity for timely payment on issues is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Short-Term Municipal Obligation Ratings

A Standard & Poor's (S&P) note rating reflects the liquidity concerns and market access risks unique to notes.

SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus sign (+) designation.

SP-2 -- Satisfactory capacity to pay principal and interest.

Variable Rate Demand Notes (VRDNS) And Tender Option Bonds (TOBS) Ratings

S&P assigns dual ratings to all long-term debt issues that have as part of their provisions a variable rate demand feature. The first rating (long-term rating) addresses the likelihood of repayment of principal and interest when due, and the second rating (short-term rating) describes the demand characteristics. Several examples are AAA/A-1+, AA/A-1+, A/A-1. (The definitions for the long-term and the short-term ratings are provided below.)

MOODY'S INVESTORS SERVICE

Long-Term Bond Rating Definitions

Aaa -- Judged to be of the best quality. Carry the smallest degree of investment risk and are generally referred to as gilt edged. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Judged to be of high quality by all standards. Together with the Aaa group, comprise what are generally known as high-grade bonds. Rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Considered as medium-grade obligations, (i.e., neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Judged to have speculative elements; future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- The lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Commercial Paper Ratings

P-1 -- A superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earning coverage of fixed financial charges and high internal cash generation, well-established access to a range of financial markets and assured sources of alternate liquidity.

P-2 -- A strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Short-Term Municipal Obligation Ratings

Moody's Investor Service (Moody's) short-term ratings are designated Moody's Investment Grade (MIG or VMIG). (See below.) The purpose of the MIG or VMIG ratings is to provide investors with a simple system by which the relative investment qualities of short-term obligations may be evaluated.

MIG1 -- Best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG2 -- High quality. Margins of protection are ample although not so large as in the preceding group.

Variable Rate Demand Notes (VRDNs) And Tender Option Bonds (TOBS) Ratings

Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. In this case, two ratings are usually assigned, (for example, Aaa/VMIG-1); the first representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the second representing an evaluation of the degree of risk associated with the demand feature. The VMIG rating can be assigned a 1 or 2 designation using the same definitions described above for the MIG rating.

FITCH INC.

Long-Term Debt Rating Definitions

AAA -- Considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A -- Considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB -- Considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB -- Considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B -- Considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC -- Certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC -- Minimally protected. Default in payment of interest and/or principal seems probable over time.

C -- Imminent default in payment of interest or principal.

Short-Term Debt Rating Definitions

F-1+ -- Exceptionally Strong Credit Quality. Regarded as having the strongest degree of assurance for timely payment.

F-1 -- Very Strong Credit Quality. Reflect an assurance for timely payment, only slightly less in degree than issues rated F-1+.

F-2 -- Good Credit Quality. A satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

Commercial Paper Rating Definitions

FITCH-1 -- (Highest Grade) Regarded as having the strongest degree of assurance for timely payment.

FITCH-2 -- (Very Good Grade) Reflect an assurance of timely payment only slightly less in degree than the strongest issues.

Long-Term Debt Ratings

NR -- Indicates that both the bonds and the obligor or credit enhancer are not currently rated by S&P or Moody's with respect to short-term indebtedness. However, management considers them to be of comparable quality to securities rated A-1 or P-1.

NR(1) -- Other outstanding debt rated AAA by S&P or Aaa by Moody's.

NR(2) -- Other outstanding debt rated AA by S&P or Aa by Moody's.

NR(3) -- Other outstanding debt rated A by S&P or Moody's.

Other Considerations

Among the factors considered by Moody's in assigning bond, note and commercial paper ratings are the following: (i) evaluation of the management of the issuer;
(ii) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (iii) evaluation of the issuer's products in relation to competition and customer acceptance; (iv) liquidity; (v) amount and quality of long-term debt; (vi) trend of earnings over a period of 10 years; (vii) financial strength of a parent
company  and  the  relationships   which  exist
with the issuer; and (viii) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Among the factors considered by S&P in assigning bond, note and commercial paper ratings are the following: (i) trend of earnings and cash flow with allowances made for unusual circumstances, (ii) stability of the issuer's industry, (iii) the issuer's relative strength and position within the industry and (iv) the reliability and quality of management.

                                   APPENDIX B

Member States of the European Union

Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Netherlands, Portugal, Spain, Sweden, United Kingdom

Organization for Economic Cooperation and Development Members

Australia, Austria, Belgium, Canada, Czech Republic, Denmark, Finland, France, Germany, Greece, Hungary, Iceland, Ireland, Italy, Japan, Korea, Luxembourg, Mexico, Netherlands, New Zealand, Norway, Poland, Portugal, Spain, Sweden, Switzerland, Turkey, United Kingdom, United States

States Party to the Convention on the European Economic Area

Austria, Belgium, Denmark, Finland, France, Germany, Greece, Iceland, Ireland, Italy, Liechtenstein, Luxembourg, Netherlands, Norway, Portugal, Spain, Sweden, United Kingdom

Exchanges in European countries which are not Member States European Union and not States Party to the Convention on the European Economic Area.

Czech Republic
Prague

Hungary
Budapest

Poland*
Warsaw

Slovakia
Bratislava

Switzerland
Basel, Geneva, Zurich

Exchanges in Non-European Countries

Argentina
Buenos Aires

Australia
ASX (Sydney, Hobart, Melbourne, Perth)

Brazil
Sao Paulo, Rio de Janeiro

Canada
Toronto, Vancouver, Montreal

Chile
Santiago

Hong Kong
Hong Kong Stock Exchange

India
Mumbai, Calcutta, Delhi, Madras

Indonesia
Jakarta

Japan
Tokyo, Osaka, Nagoya, Kyoto, Fukuoto, Niigata, Sapporo, Hiroshima

Malaysia
Kuala Lumpur

Mexico
Mexico City

New Zealand
Wellington Christchurch/Invercargill, Auckland

Peru
Lima

Philippines
Manila

Singapore
Singapore

South Africa
Johannesburg

South Korea
Seoul

Taiwan
Taipei

Thailand
Bangkok

USA
American Stock Exchange (AMEX), Boston, Chicago, Cincinnati, New York Stock Exchange (NYSE), Philadelphia, San Francisco Pacific Stock Exchange, Los Angeles Pacific Stock Exchange


Regulated Markets in countries which are not members of the European Union and not contracting states of the treaty on the European Economic Area

Canada
Over-the-Counter Market

Japan
Over-the-Counter Market

South Korea
Over-the Counter Market

Switzerland
Free Trading Zurich, Free Trading Geneva, Exchange Bern Over the Counter Market of the members of the International Securities Market Association (ISMA), Zurich

United States***

NASDAQ-System
Over-the-Counter Market (organized markets by the National Association of Securities Dealers, Inc.)

                                    ADDRESSES

Global Biotechnology Fund
One South Street
Baltimore, Maryland 21202

Investment Advisor and Administrator
Investment Company Capital Corp.
One South Street
Baltimore, Maryland 21202

Investment Sub-Advisor
Deutsche Asset Management International GmbH
Mainzer Landstrasse 16
60325 Frankfurt am Main, Germany


Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, Illinois 60606



Transfer Agent And Dividend Disbursing Agent
Scudder Investments Service Company
811 Main Street
Kansas City, Missouri 64105-2005


Custodian
Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

Independent Accountants
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110


Legal Counsel
Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, New York 10019

                           PART C. OTHER INFORMATION.

Item 23           Exhibits:
-------           ---------

        (a)       (i)     Copy of Articles of Amendment and Restatement of the Registrant; (2)

                  (ii)    Conformed copy of Articles of Amendment; (6)

                  (iii)   Conformed copy of Articles Supplementary of Registrant; (6)

                  (iv)    Conformed copy of Articles of Amendment Certificate of Correction; (6)

                  (v)     Conformed copy of Articles of Amendment; (8)

                  (vi)    Conformed copy of Articles of Amendment; (12)

                  (vii)   Conformed copy of Articles Supplementary; (12)

                  (viii)  Conformed Copy of Articles of Amendment; (19)

        (b)       (i)     Copy of By-Laws of the Registrant; (1)

                  (ii)    Copy of Amendment #1 to the By-Laws; (9)

                  (iii)   Copy of Amendment to the By-Laws dated December 18, 2002;(18)

        (c)               Copy of Specimen Certificate for shares of common stock of the Registrant; (5)

        (d)       (i)     Copy of Investment Advisory Agreement of the Registrant; (2)

                  (ii)    Conformed Copy of Investment Advisory Agreement between Deutsche Investors
                          Portfolios Trust and Investment Company Capital Corp. ("ICCC"); (14)

                  (iii)   Conformed Copy of Sub-Advisory Agreement among Deutsche Investors Portfolios
                          Trust , Deutsche Asset Management, Inc. and ICCC; (14)

                  (iv)    Form of Expense Limitation Agreements between Registrant and ICCC; (14)

                  (v)     Form of Expense Limitation Agreement between the Registrant, on behalf of
                          Japanese Equity Fund, and ICCC; (15)

                  (vi)    Expense Limitation Agreement, dated September 5, 2002, between the Registrant, on behalf of Japanese Equity Fund, and Deutsche Asset Management, Inc; (17)

                  (vii)   Investment Advisory Agreement, dated September 5, 2002,  between Deutsche
                          Investors Portfolios Trust and Deutsche Asset Management, Inc.; (17)

                  (viii)  Sub-Advisory Agreement, dated September 5, 2002,  among Deutsche Investors
                          Portfolios Trust, Deutsche Asset Management, Inc and Deutsche Asset Management
                          (Japan) Limited; (17)

                  (ix)    Expense Limitation Agreement, dated January 1, 2003 between the Registrant, on behalf of Global Biotechnology Fund, and ICCC; (+)



                                       1

                  (x)     Sub-Advisory Agreement, dated September 1, 2003, between the Registrant, on behalf of Global Biotechnology Fund, and Deutsche Asset Management International
                          GmbH; (+)

                  (xi)    Form of Expense Limitation Agreement, dated January 1, 2004, between the
                          Registrant, on behalf of Japanese Equity Fund, and Deutsche Asset Management,
                          Inc.; (19)

                  (xii)   Form of Expense Limitation Agreement, dated January 1, 2004, between the
                          Registrant, on behalf of Global Biotechnology Fund, and ICCC; (19)

        (e)       (i)     Conformed copy of Distributor's Contract including Exhibits A and B thereto;

                  (ii)    Conformed copy of Exhibit C to the Distributor's Contract; (6)

                  (iii)   Form of Distribution Agreement including Appendix A and B thereto; (7)

                  (iv)    Conformed copy of Mutual Funds Sales and Service Agreement; (4)

                  (v)     The Underwriting and Distribution Services Agreement, between the Registrant and
                          Scudder Distributors, Inc., dated July 15, 2002; (15)

        (f)               Not applicable;

        (g)       (i)     Conformed copy of Custodian Agreement between Investors Bank and Trust and the
                          Registrant; (14)

                  (ii)    Custodian Agreement between Deutsche Portfolios and Investors Bank and Trust
                          Company; (14)

                  (iii)   Conformed copy of Delegation Agreement between Deutsche Portfolios and Investors
                          Bank and Trust Company including Appendix A-D; (6)

        (h)       (i)     Conformed copy of Master Services Agreement between Investment Company Capital
                          Corporation and the Registrant dated September 1, 2000, amended through July 6,
                          2001; (14)

                  (ii)    Conformed copy of Fund Accounting Agreement between IBT Fund Services (Canada)
                          Inc. and the Registrant; (4)

                  (iii)   Conformed copy of Appendix A-C to Fund Accounting Agreement between IBT Fund
                          Services (Canada) Inc. and the Registrant; (6)

                  (iv)    Conformed copy of Services Agreement; (4)

                  (v)     Form of Amendment #1 to Exhibit 1 of the Services Agreement; (6)

                  (vi)    Conformed copy of Letter Agreement between Deutsche Investors Funds, Inc.
                          (formerly Flag Investors Funds, Inc.) and ICCC; (11)

                  (vii)   Agency Agreement between the Registrant and Scudder Investment Service Company,
                          dated July 15, 2002; (15)

                  (viii)  Fund Accounting Agreement dated June 3, 2002 between ICCC, on behalf of Global
                          Biotechnology Fund and Scudder Fund Accounting Corporation; (18)



                                       2

                  (ix)    Transfer Agency Agreement dated December 16, 2002 between Scudder Investment
                          Service Company and the Registrant; (18)

                  (x)     Letter of Indemnity to the Scudder Funds dated October 8, 2004 is filed herein

                  (xi)    Letter of Indemnity to the Scudder Funds dated October 8, 2004 is filed herein

                  (xii)   Letter of Indemnity to the Independent Directors dated October 8, 2004 is filed herein.

        (i)       (i)     Opinion of Counsel as to legality of shares being registered; (11)

                  (ii)    Legal Opinion of Counsel; (+)

        (j)               Consent of Independent Auditors; (+)

        (k)               Not applicable;

        (l)               Copy of investment representation letters from initial shareholders; (3)

        (m)       (i)     Conformed copy of Distribution and Services Plan; (4)

                  (ii)    Conformed copy of Exhibit C to the Distribution and Service Plan; (6)

        (n)               Conformed copy of Amended and Restated Multiple Class Plan including Exhibit A;
                          (10)

        (o)               Not Applicable;

        (p)               Codes of Ethics; (19)

                  (i)     Code of Ethics of Registrant; (14)

                  (ii)    Investment Company Capital Corp.; (11)

                  (iii)   DWS International Portfolio Management GmbH Code of Ethics; (14)

                  (iv)    Deutsche Asset Management, Inc. Code of Ethics; (14)

                  (v)     Deutsche Asset Management, Inc. Code of Ethics, dated July, 2002; (15)

                  (vi)    Scudder Funds Code of Ethics, dated April 5, 2002; (15)

                  (vii)   Deutsche Asset Management Code of Ethics, dated September 3, 2002; (16)

                  (viii)  Deutsche Asset Management (Japan) Limited Code of Ethics; (16)

                  (ix)    Deutsche Asset Management - U.S. Code of Ethics, dated April 15, 2003; (18)

        (q)               Conformed copy of Powers of Attorney. (17)

(+)      To be filed by amendment.

(1) Response is incorporated by reference to Registrant's Registration Statement on Form N-1A filed on May 23, 1997. (File Nos. 333-7008 and 811-8227).

(2) Response is incorporated by reference to Registrant's Pre-Effective Amendment No. 4 on Form N-1A filed on August 1, 1997. (File Nos. 333-7008 and 811-8227).

(3) Response is incorporated by reference to Registrant's Pre-Effective Amendment No. 6 on Form N-1A filed on September 23, 1997. (File Nos. 333-7008 and 811-8227).

(4) Response is incorporated by reference to Registrant's Post-Effective Amendment No. 1 on Form N-1A filed on April 13, 1998. (File Nos. 333-7008 and 811-8227)

(5) Response is incorporated by reference to Registrant's Post-Effective Amendment No. 2 on Form N-1A filed on September 1, 1998. (File Nos. 333-7008 and 811-8227).

(6) Response is incorporated by reference to Registrant's Post-Effective Amendment No. 3 on Form N-1A filed on November 2, 1998. (File Nos. 333-7008 and 811-8227).

(7) Response is incorporated by reference to Registrant's Post-Effective Amendment No. 5 on Form N-1A filed on October 29, 1999. (File Nos. 333-7008 and 811-8227).

(8) Response is incorporated by reference to Registrant's Post-Effective Amendment No. 6 on Form N-1A filed on December 30, 1999. (File Nos. 333-7008 and 811-8227).

(9) Response is incorporated by reference to Registrant's Post-Effective Amendment No. 8 on Form N-1A filed on March 31, 2000. (File Nos. 333-7008 and 811-8227).

(10) Response is incorporated by reference to Registrant's Post-Effective Amendment No. 9 on Form N-1A filed on June 1, 2000 (File Nos. 333-7008 and 811-8227).

(11) Response is incorporated by reference to Registrant's Post-Effective Amendment No. 10 on Form N-1A filed on December 29, 2000 (File Nos. 333-7008 and 811-8227).

(12) Response is incorporated by reference to Registrant's Registration Statement on Form N-1A filed on March 30, 2001 (File No. 333-7008 and 811-8227).

(13) Response is incorporated by reference to Registrant's Registration Statement on Form N-1A filed on December 11, 2001 (File Nos. 333-7008 and 811-8227).

(14) Response is incorporated by reference to Registrant's Post-Effective Amendment No. 23 on Form N-1A filed on December 28, 2001 (File Nos. 333-7008 and 811-8227).

(15) Response is incorporated by reference to Registrant's Post-Effective Amendment No. 26 on Form N-1A filed on July 15, 2002 (File Nos. 333-7008 and 811-8227).

(16) Response is incorporated by reference to Registrant's Post-Effective Amendment No. 27 on Form N-1A filed on October 31, 2002 (File Nos. 333-7008 and 811-8227).

(17) Response is incorporated by reference to Registrant's Post-Effective Amendment No. 27 on Form N-1A filed on November 29, 2002 (File Nos. 333-7008 and 811-8227).

(18) Response is incorporated by reference to Registrant's Post-Effective Amendment No. 31 on Form N-1A filed on November 28, 2003 (File Nos. 333-7008 and 811-8227).

(19) Response is incorporated by reference to Registrant's Post-Effective Amendment No. 32 on Form N-1A filed on December 29, 2003 (File Nos. 333-7008 and 811-8227).

Item 24           Persons Controlled By or Under Common Control with Registrant:
-------           -------------------------------------------------------------

                  None

Item 25           Indemnification:
-------           ----------------

                  Reference is made to Article EIGHT of Registrant's Articles of Amendment and Restatement.

                  Registrant, its Directors and officers, and persons affiliated with them are insured against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings.

                  Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to Directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                  Deutsche Asset Management, Inc. and Investment Company Capital Corp. (hereafter, "DeAM"), the investment advisor, have agreed, subject to applicable law and regulation, to indemnify and hold harmless the Registrant against any loss, damage, liability and expense, including, without limitation, the advancement and payment, as incurred, of reasonable fees and expenses of counsel (including counsel to the Registrant and counsel to the Independent Trustees) and consultants, whether retained by the Registrant or the Independent Trustees, and other customary costs and expenses incurred by the Registrant in connection with any litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Registrant ("Private Litigation and Enforcement Actions"). In the event that this indemnification is unavailable to the Registrant for any reason, then DeAM has agreed to contribute to the amount paid or payable by the Registrant as a result of any loss, damage, liability or expense in such proportion as is appropriate to reflect the relative fault of DeAM and the Registrant with respect to the matters which resulted in such loss, damage, liability or expense, as well as any other relevant equitable considerations; provided, that if no final determination is made in such action or proceeding as to the relative fault of DeAM and the Registrant, then DeAM shall pay the entire amount of such loss, damage, liability or expense.

                  In recognition of its undertaking to indemnify the Registrant, and in light of the rebuttable presumption generally afforded to non-interested board members of an investment company that they have not engaged in disabling conduct, DeAM has also agreed, subject to applicable law and regulation, to indemnify and hold harmless each of the Independent Trustees against any and all loss, damage, liability and expense, including without limitation the advancement and payment as incurred of reasonable fees and expenses of counsel and consultants, and other customary costs and expenses incurred by the Independent Trustees, arising from the matters alleged in any Private Litigation and Enforcement Actions or matters arising from or similar in subject matter to the matters alleged in the Private Litigation and Enforcement Actions (collectively, "Covered Matters"), including without limitation:

                  1. all reasonable legal and other expenses incurred by the Independent Trustees in connection with the Private Litigation and Enforcement Actions, and any actions that may be threatened or commenced in the future by any person (including any governmental authority), arising from or similar to the matters alleged in the Private Litigation and Enforcement Actions, including without limitation expenses related to the defense of, service as a witness in, or monitoring of such proceedings or actions;

                  2. all liabilities and reasonable legal and other expenses incurred by any Independent Trustee in connection with any judgment resulting from, or settlement of, any such proceeding, action or matter;

                  3. any loss or reasonable legal and other expenses incurred by any Independent Trustee as a result of the denial of, or dispute about, any insurance claim under, or actual or purported rescission or termination of, any policy of insurance arranged by DeAM (or by a representative of DeAM acting as such, acting as a representative of the Registrant or of the Independent Trustees or acting otherwise) for the benefit of the Independent Trustee, to the extent that such denial, dispute or rescission is based in whole or in part upon any alleged misrepresentation made in the application for such policy or any other alleged improper conduct on the part of DeAM, any of its corporate affiliates, or any of their directors, officers or employees;

                  4. any loss or reasonable legal and other expenses incurred by any Independent Trustee, whether or not such loss or expense is incurred with respect to a Covered Matter, which is otherwise covered under the terms of any specified policy of insurance, but for which the Independent Trustee is unable to obtain advancement of expenses or indemnification under that policy of insurance, due to the exhaustion of policy limits which is due in whole or in part to DeAM or any affiliate thereof having received advancement of expenses or indemnification under that policy for or with respect to any Covered Matter; provided, that the total amount that DeAM will be obligated to pay under this provision for all loss or expense shall not exceed the amount that DeAM and any of its affiliates actually receive under that policy of insurance for or with respect to any and all Covered Matters; and

                  5. all liabilities and reasonable legal and other expenses incurred by any Independent Trustee in connection with any proceeding or action to enforce his or her rights under the agreement, unless DeAM prevails on the merits of any such dispute in a final, nonappealable court order.

                  DeAM is not required to pay costs or expenses or provide indemnification to or for any individual Independent Trustee
                  (i) with respect to any particular proceeding or action as to which the Board of the Registrant has determined that such Independent Trustee ultimately would not be entitled to indemnification with respect thereto, or (ii) for any liability of the Independent Trustee to the Registrant or its shareholders to which such Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Independent Trustee's duties as a Trustee of the Registrant as determined in a final adjudication in such proceeding or action. In addition, to the extent that DeAM has paid costs or expenses under the agreement to any individual Independent Trustee with respect to a particular proceeding or action, and there is a final adjudication in such proceeding or action of the Independent Trustee's liability to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Independent Trustee's duties as a Trustee of the Registrant, such Independent Trustee has undertaken to repay such costs or expenses to DeAM.

Item 26           Business And Other Connections of Investment Adviser:
-------           ---------------------------------------------------- -

                  During the last two fiscal years, no director or officer of Investment Company Capital Corp. ("ICCC"), the Top 50 Fund's investment advisor, has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management and, through affiliates, investment banking.

                  During the last two fiscal years, no director or officer of Deutsche Asset Management Inc. ("DeAM"), the Top 50 Fund's investment advisor, has engaged in any other business, profession, vocation, or employment of a substantial nature other than that of the business of investment management and, through affiliates, investment banking.

                  During the last two fiscal years, no director or officer of Investment Company Capital Corp. ("ICCC"), the Global Biotechnology Fund's investment advisor, has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management and, through affiliates, investment banking.

                  During the last two fiscal years, no director or officer of Deutsche Asset Management International GmbH ("DeAMi"), Global Biotechnology Fund's investment sub-advisor, has engaged in any other business, profession, vocation, or employment of a substantial nature other than that of the business of investment management and, through affiliates, investment banking.

                  During the last two fiscal years, no director or officer of Deutsche Asset Management Inc. ("DeAM"), the Japanese Equity Fund's investment advisor, has engaged in any other business, profession, vocation, or employment of a substantial nature other than that of the business of investment management and, through affiliates, investment banking.

                  During the last two fiscal years, no director or officer of Deutsche Asset Management (Japan) Limited ("DeAMJ"), the Japanese Equity Fund's investment sub-advisor, has engaged in any other business, profession, vocation, or employment of a substantial nature other than that of the business of investment management and, through affiliates, investment banking.

Item 27           Principal Underwriters:
-------           -----------------------

                  (a)

                  Scudder Distributors, Inc. acts as principal underwriter of the Registrant's shares and acts as principal underwriter for registered open-end management investment companies other funds managed by Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc. and Investment Company Capital Corp.

                  (b)

                  Information on the officers and directors of Scudder Distributors, Inc., principal underwriter for the Registrant, is set forth below. The principal business address is 222 South Riverside Plaza, Chicago, Illinois 60606.

Scudder Distributors, Inc.
Name and Principal                     Positions and Offices with               Positions and
Business Address                       Scudder Distributors, Inc.               Offices with Registrant
----------------                       --------------------------               -----------------------

Thomas F. Eggers                       Chairman and Director                    None
1325 Avenue of the Americas
New York, NY  10019

Jonathan R. Baum                       Chief Executive Officer, President and   None
1325 Avenue of the Americas            Director
New York, NY  10019



                                       7

Scudder Distributors, Inc.
Name and Principal                     Positions and Offices with               Positions and
Business Address                       Scudder Distributors, Inc.               Offices with Registrant
----------------                       --------------------------               -----------------------

Michael L. Gallagher                   Vice President and Director              None
222 South Riverside Plaza
Chicago, IL  60606

John W. Edwards, Jr.                   Chief Financial Officer and Treasurer    None
60 Wall St.
New York, NY  10005

Michael Volo                           Chief Operating Officer and Vice         None
1325 Avenue of the Americas            President
New York, NY  10019

Caroline Pearson                       Secretary                                Assistant Secretary
Two International Place
Boston, MA  02110-4103

Donna M. White                         Chief Compliance Officer                 None
1251 Avenue of the Americas
New York, NY  10020

David Edlin                            Vice President                           None
222 South Riverside Plaza
Chicago, IL  60606

Robert Froelich                        Vice President                           None
222 South Riverside Plaza
Chicago, IL  60606

M. Patrick Donovan                     Vice President & Anti-Money Laundering   None
Two International Place                Compliance Officer
Boston, MA  02110-4103

Thomas Winnick                         Vice President                           None
1325 Avenue of the Americas
New York, NY  10019

Philip J. Collora                      Assistant Secretary                      Vice President and Assistant
222 South Riverside Plaza                                                       Secretary
Chicago, IL  60606


                  (c)      Not applicable

Item 28           Location Of Accounts and Records:
-------           --------------------------------

                  All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following locations:

Scudder Investors Funds, Inc.                           One South Street
                                                        Baltimore, MD 21202



                                       8

Deutsche Asset Management, Inc.                         280 Park Avenue
                                                        New York, NY 10017

Investment Company Capital Corp.                        One South Street
                                                        Baltimore, Maryland 21202

Deutsche Asset Management (Japan) Limited               Sanno Park Tower, 2-11-1
                                                        Nagata-Cho, Chiyoda-Ku,
                                                        Tokyo, Japan 100-6173

Deutsche Asset Management International GmbH            Mainzer Landstrasse 16
                                                        60325 Frankfurt am Main, Germany

Scudder Distributors, Inc. (Distributor)                222 South Riverside Plaza
                                                        Chicago, IL 60606

Investment Company Capital Corp.                        One South Street
(Transfer Agent, Administrator)                         Baltimore, MD 21202

IBT Fund Services (Canada) Inc.                         One First Place
(Fund Accountant)                                       King Street West
                                                        Suite 2800 P.O. Box 231
                                                        Toronto, Ontario M5X1C8

Investors Bank & Trust Co.                              200 Clarendon Street
(Custodian)                                             Boston, MA 02116

Item 29           Management Services:
-------           --------------------

                  Not applicable

Item 30           Undertakings:
-------           -------------

                  Registrant hereby undertakes to comply with the provisions of
                  Section 16(c) of the 1940 Act with respect to the removal of Directors and the calling of special shareholder meetings by shareholders.

                           SIGNATURES
                           ----------


            Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and the State of New York on the 27th day of October, 2004.


                                         SCUDDER INVESTORS FUNDS, INC.

                                         By:  /s/Julian F. Sluyters
                                              ------------------------
                                              Julian F. Sluyters
                                              Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

SIGNATURE                                   TITLE                                        DATE
---------                                   -----                                        ----

/s/Julian F. Sluyters
--------------------------------------
Julian F. Sluyters                          Chief Executive Officer                      October 27, 2004

/s/Paul Schubert
--------------------------------------
Paul Schubert                               Chief Financial Officer                      October 27, 2004

/s/ Richard S. Burt
--------------------------------------
Richard S. Burt*                            Director                                     October 27, 2004

/s/ S. Leland Dill
--------------------------------------
S. Leland Dill*                             Director                                     October 27, 2004

/s/ Martin J. Gruber
--------------------------------------
Martin J. Gruber*                           Director                                     October 27, 2004

/s/ Richard J. Herring
--------------------------------------
Richard J. Herring*                         Director                                     October 27, 2004

/s/ Joseph R. Hardiman
--------------------------------------
Joseph R. Hardiman*                         Director                                     October 27, 2004

/s/Graham E. Jones
--------------------------------------
Graham E. Jones*                            Director                                     October 27, 2004

/s/ Rebecca W. Rimel
--------------------------------------
Rebecca W. Rimel*                           Director                                     October 27, 2004

/s/ Philip Saunders, Jr.
--------------------------------------
Philip Saunders, Jr.*                       Director                                     October 27, 2004

/s/ William N. Searcy
--------------------------------------
William N. Searcy*                          Director                                     October 27, 2004

/s/ Robert H. Wadsworth
--------------------------------------
Robert H. Wadsworth*                        Director                                     October 27, 2004

*By:     /s/Caroline Pearson
         ---------------------
         Caroline Pearson**
         Assistant Secretary

** Attorney-in-fact pursuant to the powers of attorney contained in and incorporated by reference to Post- Effective Amendment No. 28, as filed on November 29, 2002.

                                                      1933 Act File No. 333-7008
                                                      1940 Act File No. 811-8227

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    EXHIBITS

                                       TO

                                    FORM N-1A

                         POST-EFFECTIVE AMENDMENT NO. 33
                            TO REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                                       AND

                                AMENDMENT NO. 37

                            TO REGISTRATION STATEMENT

                                      UNDER

                       THE INVESTMENT COMPANY ACT OF 1940



                          SCUDDER INVESTORS FUNDS INC.

                          SCUDDER INVESTORS FUNDS INC.

                                  EXHIBIT INDEX

                                     (h)(x)
                                     (h)(xi)
                                    (h)(xii)